Filed pursuant to Rule 497(c)

File Nos. 33-36528 and 811-6161

Allianz Funds Prospectus

NOVEMBER 1, 2007

Domestic Stock Funds

Share Classes

VALUE STOCK FUNDS

Allianz NFJ Large-Cap

Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend

Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap

Value Fund

Allianz NFJ Small-Cap

Value Fund

Allianz OCC Small-Cap Value Fund

BLEND STOCK FUND

Allianz OCC Core Equity Fund

INCOME & EQUITY FUNDS

Allianz OCC Equity Premium

Strategy Fund

Allianz NACM Income & Growth Fund

GROWTH STOCK FUNDS

Allianz CCM Focused

Growth Fund

Allianz RCM Large-Cap

Growth Fund

Allianz RCM Strategic

Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz CCM Capital

Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz NACM Mid-Cap Growth Fund

Allianz OCC Opportunity Fund

This cover is not part of the Prospectus

Allianz Funds Prospectus

Domestic Stock Funds

Allianz Funds

November 1, 2007

Share Classes

A, B and C

This Prospectus describes 21 mutual funds offered by Allianz Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and the affiliated and unaffiliated investment management organizations which serve as sub-advisers. As of September 30, 2007, the Adviser and its investment management affiliates managed approximately $781.3 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. The information contained in the table is for summary purposes only and is qualified in its entirety by reference to the discussion contained in the individual Fund Summaries beginning on page 4. These Fund Summaries also contain other important characteristics of the Funds.

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Growth Stock Funds	CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95	$1 billion or more
	CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index	35–45	$100 million or more
	CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95	Same as the Russell Midcap Index
	NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Upper 90% of the Russell 1000 Growth Index
	NACM Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	80–100	Same as the Russell Midcap Growth Index
	OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more
	OCC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion
	OCC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100	Between $1 billion and $10 billion
	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$3 billion or more
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index
	RCM Strategic Growth	Capital appreciation	Equity and equity-related securities and derivatives	40–150	$500 million or more
Blend Stock Fund	OCC Core Equity	Long-term capital appreciation	Common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace	40–55	Greater than $5 billion
Income & Equity Funds	NACM Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100–300	All capitalizations
	OCC Equity Premium Strategy	Long-term growth of capital and current income	Large capitalization common stocks; written call options	40–80	Greater than $5 billion
Value Stock Funds	NFJ All-Cap Value (formerly NACM Flex-Cap Value)	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations
	NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks of companies with potential for capital appreciation	40–60	Greater than $2 billion
	NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index

2	Allianz Funds

Summary Information (continued)

Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets
NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion
OCC Small-Cap Value	Long-term growth of capital	Equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace	60–90	Less than $3 billion
OCC Value	Long-term growth of capital and income	Undervalued larger capitalization stocks with improving business fundamentals	35–60	Greater than $5 billion

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The Fund Summaries of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their Fund Summaries. Some Funds are subject to capitalization criteria and percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

Prospectus	3

CCM Capital Appreciation Fund	Ticker Symbols: PCFAX (Class A) PFCBX (Class B) PFCCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 75–95	Approximate Primary Capitalization Range $1 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $1 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Credit Risk	• Management Risk
• Issuer Risk	• Liquidity Risk	• Turnover Risk
• Equity Securities Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

CCM Capital Appreciation Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/07–9/30/07	16.19%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	23.73%

	Lowest (7/1/02—9/30/02)	-15.91%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (3/8/91)(5)
Class A — Before Taxes	0.74%	3.55%	7.66%	11.11%
Class A — After Taxes on Distributions(1)	-0.29%	3.32%	5.80%	9.16%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	1.83%	3.04%	5.89%	8.99%
Class B	0.96%	3.61%	7.71%	11.14%
Class C	4.83%	3.95%	7.47%	10.69%
Russell 1000 Growth Index(2)	9.07%	2.69%	5.44%	9.08%
S&P 500 Index(3)	15.79%	6.19%	8.42%	11.13%
Lipper Multi-Cap Growth Funds Average(4)	8.39%	4.77%	7.47%	11.24%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary benchmark because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategy.

(3)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(4)

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(5)	The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.38%	1.08%
Class B	0.45	1.00	0.38	1.83
Class C	0.45	1.00	0.38	1.83

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.37% Administrative Fee paid by each class and approximately 0.01% in trustees’, shareholder meeting/proxy and interest expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$654	$875	$1,113	$1,795	$654	$875	$1,113	$1,795
Class B	686	876	1,190	1,859	186	576	990	1,859
Class C	286	576	990	2,148	186	576	990	2,148

Prospectus	5

CCM Focused Growth Fund	Ticker Symbols: AFWAX (Class A) AFWCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category Growth Stocks	Fund Focus Common stocks of companies in the Russell 1000 Growth Index Approximate Number of Holdings 35–45	Approximate Primary Capitalization Range $100 million or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the changes in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

In selecting securities for the Fund’s portfolio, the portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Smaller Company Risk • Credit Risk • Focused Investment Risk	• Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A and C shares (7/5/06), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

CCM Focused Growth Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	15.64%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/01–12/31/01)	18.02%

	Lowest (1/1/01—3/31/01)	-27.89%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception 8/31/99(4)
Class A — Before Taxes(1)	4.06%	4.54%	-0.02%
Class A — After Taxes on Distributions(1)	3.64%	4.44%	-0.70%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	2.94%	3.88%	-0.39%
Class C	8.36%	4.97%	0.03%
Russell 1000 Growth Index(2)	9.07%	2.69%	-1.98%
Lipper Multi-Cap Growth Funds Average(3)	8.39%	4.77%	1.51%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class A and C shares will vary.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

(3)

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 8/31/99. Index comparisons begin on 8/31/99.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(3)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class C	0.45	1.00	0.41	1.86

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expenses based on amounts incurred by the Fund during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class C	289	585	1,006	2,180	189	585	1,006	2,180

Prospectus	7

CCM Mid-Cap Fund	Ticker Symbols: PFMAX (Class A) PFMBX (Class B) PFMCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 75–95	Approximate Primary Capitalization Range Same as the Russell Midcap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index (between $1.0 billion and $25.8 billion as of September 30, 2007).

The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Smaller Company Risk • Credit Risk • Liquidity Risk	• Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

CCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	19.64%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/00–3/31/00)	23.65%

	Lowest (7/1/98–9/30/98)	-14.50%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (8/26/91)(4)
Class A — Before Taxes(1)	-1.80%	6.36%	8.50%	11.38%
Class A — After Taxes on Distributions(1)	-3.51%	5.99%	6.98%	9.78%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	0.68%	5.46%	6.70%	9.38%
Class B	-1.46%	6.46%	8.54%	11.42%
Class C	2.21%	6.76%	8.30%	10.96%
Russell Midcap Growth Index(2)	10.66%	8.22%	8.62%	10.72%
Lipper Mid-Cap Core Funds Average(3)	12.10%	9.53%	9.93%	10.14%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.39%	1.09%
Class B	0.45	1.00	0.39	1.84
Class C	0.45	1.00	0.39	1.84

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.38% Administrative Fee paid by each class and approximately 0.01% in trustees’, interest and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$655	$878	$1,118	$1,806	$655	$878	$1,118	$1,806
Class B	687	879	1,195	1,870	187	579	995	1,870
Class C	287	579	995	2,159	187	579	995	2,159

Prospectus	9

NACM Growth Fund	Ticker Symbols: NGWAX (Class A) NGWBX (Class B) NGWCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 50–80	Approximate Primary Capitalization Range Upper 90% of the Russell 1000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations within the upper 90% of the Russell 1000 Growth Index ($2.5 billion and greater as of September 30, 2007).

The Fund’s portfolio managers attempt to identify the strongest investment opportunities in the U.S. large cap equity universe by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions.

When determining whether they believe positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the portfolio managers have assessed an investment opportunity for the presence of a positive catalyst and sustainability, they seek confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NACM Growth Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	17.02%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/04–12/31/04)	13.01%

	Lowest (4/1/06–6/30/06)	-3.30%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (7/19/02)(4)
Class A — Before Taxes(1)	8.79%	9.73%
Class A — After Taxes on Distributions(1)	8.13%	8.91%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	5.97%	8.07%
Class B	9.15%	9.96%
Class C	13.16%	10.26%
Russell 1000 Growth Index(2)	9.07%	10.03%
Lipper Multi-Cap Growth Funds Average(3)	8.39%	13.06%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

(3)

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.50%	0.25%	0.42%	1.17%
Class B	0.50	1.00	0.43	1.93
Class C	0.50	1.00	0.43	1.93

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflect a 0.40% Administrative Fee paid by each class and 0.02%, 0.03% and 0.03% in trustees’, shareholder meeting/proxy and interest expenses incurred by Class A shares, Class B shares and Class C shares, respectively, each during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$663	$901	$1,158	$1,892	$663	$901	$1,158	$1,892
Class B	696	906	1,242	1,964	196	606	1,042	1,964
Class C	296	606	1,042	2,254	196	606	1,042	2,254

Prospectus	11

NACM Income & Growth Fund	Ticker Symbols: AZNAX (Class A) AZNCX (Class C)

Principal Investments and Strategies	Investment Objective Total return comprised of current income, current gains and capital appreciation Fund Category Income & Equity	Fund Focus Combination of common stocks and other equity securities, debt securities and convertible securities Approximate Number of Holdings 100–300	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities. It is expected that substantially all of the Fund's debt securities and a substantial portion of its convertible securities will consist of securities rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund's investments across these asset classes will vary from time to time, based upon the portfolio managers' consideration of factors such as changes in equity prices, changes in interest rates and other economic and market factors, such that an asset class may be more heavily weighted in the Fund's portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund may invest a portion of its assets in non-U.S. securities, including emerging markets securities. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its common stock investments in companies with market capitalizations of $3 billion or more.

The portfolio managers utilize a disciplined, fundamental, bottom-up research process intended to identify issuers whose fundamentals are expected to improve. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for one or more of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; historic levels of dividend payments; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. In addition, when analyzing a convertible or debt security for possible investment, the portfolio managers will also consider such security's characteristics as an income-producing security using credit analysis. The convertible securities in which the Fund may invest include bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The weighted average maturity of the portion of the Fund's assets invested in convertible and debt securities will typically be ten years or less, although the weighted average maturity may vary depending on market conditions. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change or when a more attractive total return candidate is identified.

Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that the Fund will ordinarily write call options on all or substantially all of the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position. However, the extent of the Fund's use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund's distributions payable to the Fund's shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by NACM Income & Growth Fund.” The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • High Yield Risk • Equity Securities Risk • Smaller Company Risk	• Convertible Securities Risk • Credit Risk • Derivatives Risk • Focused Investment Risk • Interest Rate Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

12	Allianz Funds

NACM Income & Growth Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or Class C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(3)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses(4)
Class A	0.65%	0.25%	0.43%	1.33%
Class C	0.65	1.00	0.41	2.06

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflect a 0.40% Administrative Fee paid by each class and 0.03% and 0.01% in trustees’ expenses estimated to be attributable to Class A shares and Class C shares, respectively. See “Management of the Fund—Administrative Fees.”

(4)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Class A and Class C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$678	$948	$678	$948
Class C	309	646	209	646

Prospectus	13

NACM Mid-Cap Growth Fund	Ticker Symbols: ANMAX (Class A) ANMGX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 80-100	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index (between $1.0 billion and $25.8 billion as of September 30, 2007).

The portfolio managers use a quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively managed stock selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for stocks in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Derivatives Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The Fund reorganized on July 27, 2007, when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The Fund did not offer shares corresponding to the Fund’s Class A or Class C shares during the periods shown. Performance information in the Average Annual Total Returns table also shows performance of Institutional Class, Class A and Class C shares of the Fund. The Fund’s Institutional Class performance is based on historic performance of the NACM Fund’s Class I shares prior to the reorganization noted above, adjusted to reflect the actual advisory fees, administrative fees and other net expenses of the Fund’s Institutional Class shares. The Class A and Class C performance is also based on the NACM Fund’s historical Class I performance, adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees, advisory fees and other expenses paid by the Fund’s Class A and Class C shares. Although Institutional Class and Class A and Class C shares would have similar annual returns (because all of the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class and NACM Fund performance because of the lower expenses and no sales charges paid by Institutional Class shares and shares of the NACM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

NACM Mid-Cap Growth Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	11.22%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/06–3/31/06)	9.35%

	Lowest (4/1/06–6/30/06)	-5.47%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	NACM Fund Inception (2/27/04)(4)
Institutional Class — Before Taxes(1)	13.09%	12.77%
Institutional Class — After Taxes on Distributions(1)	11.83%	11.88%
Institutional Class —After Taxes on Distributions and Sale of Fund Shares(1)	8.96%	10.59%
Class A	6.45%	10.12%
Class C	10.81%	11.51%
Russell Midcap Growth Index(2)	10.66%	11.57%
Lipper Mid-Cap Core Funds Average(3)	12.10%	8.46%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class A and Class C shares will vary.

(2)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invests at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The NACM Fund began operations on 2/27/04. Index comparisons begin on 2/29/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or Class C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(3)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)	Net Annual Fund Operating Expenses
Class A	0.65%	0.25%	0.91%	1.81%	(0.51)%	1.30%
Class C	0.65	1.00	0.91	2.56	(0.51)	2.05

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses, which are based upon estimated amounts for the Fund’s initial fiscal year ending June 30, 2008, reflect a 0.40% Administrative Fee paid by each class, 0.50% in organizational expenses and 0.01% in trustees’ expenses estimated to be attributable to each class. See “Management of the Fund—Administrative Fees.”

(4)

Net Annual Fund Operating Expenses reflects the effect of a contractual agreement by the Adviser to waive its Advisory Fee or Administrative Fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.30% for Class A shares and 2.05% for Class C shares during the Fund’s initial fiscal year ending June 30, 2008 (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples below are intended to help you compare the cost of investing in Class A and Class C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$675	$942	$1,229	$2,042	$675	$942	$1,229	$2,042
Class C	308	646	1,108	2,390	208	646	1,108	2,390

*	The Examples are based on the Net Annual Fund Operating Expenses shown above.

Prospectus	15

NFJ All-Cap Value Fund	Ticker Symbols: PNFAX (Class A) PNFBX (Class B) PNFCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued common stocks in a broad range of capitalizations	Approximate Primary Capitalization Range All capitalizations
	Fund Category Value Stocks	Approximate Number of Holdings 35–50	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in non-U.S. securities, including emerging markets securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers further narrow the universe through a combination of qualitative analysis and fundamental research. The portfolio managers seek to identify attractive securities within each market capitalization range and select approximately 35 to 50 securities for the Fund. Although the Fund will normally have some exposure to small, medium and large capitalization companies, the portfolio managers reserve the flexibility to vary the Fund’s relative weighting to each capitalization range. As a result, market capitalization weightings will vary over time.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund recently changed its name from “Allianz NACM Flex-Cap Value Fund,” and was previously sub-advised by Nicholas-Applegate Capital Management LLC using different investment strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund changed its sub-adviser, investment objective, and principal investment strategies on April 2, 2007; the performance results shown below would not necessarily have been achieved had the Fund’s current sub-adviser, investment objective and principal investment strategies been in place for the periods shown. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

NFJ All-Cap Value Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	2.01%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	16.93%

	Lowest (1/1/03–3/31/03)	-4.43%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (7/19/02)(4)
Class A — Before Taxes(1)	11.90%	18.38%
Class A — After Taxes on Distributions(1)	10.97%	17.03%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	7.92%	15.38%
Class B	12.49%	18.73%
Class C	16.53%	18.99%
Russell 3000 Value Index(2)	22.34%	16.45%
Lipper Multi-Cap Value Funds Average(3)	17.22%	14.65%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisitions (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.65%	0.25%	0.43%	1.33%
Class B	0.65	1.00	0.43	2.08
Class C	0.65	1.00	0.43	2.08

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflect a 0.40% Administrative Fee paid by each class and 0.03% in trustees’ shareholder meeting/proxy and tax expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$678	$948	$1,239	$2,063	$678	$948	$1,239	$2,063
Class B	711	952	1,319	2,129	211	652	1,119	2,129
Class C	311	652	1,119	2,410	211	652	1,119	2,410

Prospectus	17

NFJ Dividend Value Fund	Ticker Symbols: PNEAX (Class A) PNEBX (Class B) PNECX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Income producing common stocks with potential for capital appreciation Approximate Number of Holdings 40–60	Approximate Primary Capitalization Range Greater than $2 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations greater than $2 billion. The Fund may also invest a portion of its assets in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. In addition, a portion of the stocks selected for the Fund are identified primarily on the basis of their dividend yields. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The Fund is not currently open to new investors. See “How to Buy and Sell Shares—Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart (including the information to its right) shows performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (10/31/01), performance information shown in the bar chart and Average Annual Total Returns table shows performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

NFJ Dividend Value Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	7.95%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	17.37%

	Lowest (7/1/02–9/30/02)	-17.10%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception (5/8/00)(4)
Class A — Before Taxes(1)	17.29%	12.05%	12.66%
Class A — After Taxes on Distributions(1)	16.11%	10.86%	10.97%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	11.44%	9.86%	10.12%
Class B	18.23%	12.24%	12.78%
Class C	22.21%	12.49%	12.77%
Russell 1000 Value Index(2)	22.25%	10.86%	8.32%
Lipper Equity Income Funds Average(3)	18.63%	8.53%	7.06%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.

(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.35%	1.05%
Class B	0.45	1.00	0.35	1.80
Class C	0.45	1.00	0.35	1.80

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.34% Administrative Fee and 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$651	$866	$1,098	$1,762	$651	$866	$1,098	$1,762
Class B	683	866	1,175	1,826	183	566	975	1,826
Class C	283	566	975	2,116	183	566	975	2,116

Prospectus	19

NFJ Large-Cap Value Fund	Ticker Symbols: PNBAX (Class A) PNBBX (Class B) PNBCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued large capitalization common stocks Approximate Number of Holdings 40–60

Approximate Primary Capitalization Range

Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index

Dividend Frequency

Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $14.7 billion as of September 30, 2007). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Credit Risk • Derivatives Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” in the Prospectus for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart (including the information to its right) shows performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (7/19/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

NFJ Large-Cap Value Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	8.66%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	16.20%

	Lowest (7/1/02–9/30/02)	-18.01%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Since Inception (5/8/00)(4)
Class A — Before Taxes(1)	14.15%	11.10%	11.47%
Class A — After Taxes on Distributions(1)	13.08%	10.08%	10.20%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	9.45%	9.12%	9.29%
Class B	14.85%	11.27%	11.60%
Class C	18.87%	11.53%	11.60%
Russell Top 200 Value Index(2)	22.99%	8.66%	5.58%
Lipper Large-Cap Value Funds Average(3)	18.04%	8.01%	6.67%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell Top 200 Value Index is an unmanaged index that measures the performance of companies in the Russell Top 200 Index with a less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of their dollar weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted against the size of the funds.

(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares”.

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.42%	1.12%
Class B	0.45	1.00	0.42	1.87
Class C	0.45	1.00	0.42	1.87

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.40% Administrative Fee paid by each class and approximately 0.02% in trustees’ and shareholder meeting/proxy and tax expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$658	$886	$1,133	$1,838	$658	$886	$1,133	$1,838
Class B	690	888	1,211	1,903	190	588	1,011	1,903
Class C	290	588	1,011	2,190	190	588	1,011	2,190

Prospectus	21

NFJ Mid-Cap Value Fund	Ticker Symbols: ANVAX (Class A) ANVCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued medium capitalization common stocks Approximate Number of Holdings 35–50	Approximate Primary Capitalization Range Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies in the bottom 800 of the 1,000 largest companies (in terms of market capitalization) headquartered in North America with equity securities that are publicly traded on U.S. securities markets (i.e., market capitalizations of between $2.8 billion and $21.1 billion as of September 30, 2007). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in non-U.S. securities, including emerging market securities. North American companies include, but are not limited to, companies headquartered in the U.S., Canada, Mexico and the islands in the Caribbean/Atlantic (including, without limitation, the Bahamas, Virgin Islands, Cayman Islands and Bermuda).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 35 to 50 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

22	Allianz Funds

NFJ Mid-Cap Value Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or Class C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(3)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares–Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses(4)
Class A	0.60%	0.25%	0.40%	1.25%
Class C	0.60	1.00	0.40	2.00

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class during the most recent fiscal year. See “Management of the Fund–Administrative Fees.”
(4)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below, which are based on estimated amounts for the Fund’s initial fiscal year, are intended to help you compare the cost of investing in Class A and Class C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$670	$925	$1,199	$1,978	$670	$925	$1,199	$1,978
Class C	303	627	1,078	2,327	203	627	1,078	2,327

Prospectus	23

NFJ Small-Cap Value Fund	Ticker Symbols: PCVAX (Class A) PCVBX (Class B) PCVCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued small capitalization common stocks Approximate Number of Holdings 100–150	Approximate Primary Capitalization Range Between $100 million and $3.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion. The Fund normally invests a significant portion of its assets in common stocks of companies that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and non-U.S. securities, including emerging markets securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 100 to 150 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The Fund is not currently open to new investors. See “How to Buy and Sell Shares—Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

NFJ Small-Cap Value Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/07–9/30/07	10.28%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	16.28%

	Lowest (7/1/98–9/30/98)	-18.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (10/1/91)(4)
Class A — Before Taxes(1)	12.04%	15.23%	12.72%	13.80%
Class A — After Taxes on Distributions(1)	10.08%	13.93%	11.54%	11.88%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	9.41%	12.96%	10.80%	11.30%
Class B	12.68%	15.44%	12.78%	13.84%
Class C	16.71%	15.67%	12.52%	13.38%
Russell 2000 Value Index(2)	23.48%	15.37%	13.27%	15.18%
Lipper Small-Cap Value Funds Average(3)	16.83%	13.65%	12.05%	13.42%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell 2000 Value Index is an unmanaged index that measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.

(3)

The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) that are less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.

(4)	The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Class A	0.59%	0.25%	0.38%	1.22%
Class B	0.59	1.00	0.38	1.97
Class C	0.59	1.00	0.38	1.97
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s base advisory fee of 0.60% is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(3)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(4)

Other Expenses reflects a 0.37% Administrative Fee and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$667	$916	$1,183	$1,946	$667	$916	$1,183	$1,946
Class B	700	918	1,262	2,011	200	618	1,062	2,011
Class C	300	618	1,062	2,296	200	618	1,062	2,296

Prospectus	25

OCC Core Equity Fund	Ticker Symbols: AOCAX (Class A) AOCCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace Approximate Number of Holdings 40-55	Approximate Primary Capitalization Range Greater than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S. issuers with market capitalizations greater than $5 billion that the portfolio manager believes are undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks. The Fund may invest in other equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest up to 25% of its assets in non-U.S. securities, except it may invest without limit in American Depositary Receipts (ADRs).

The portfolio manager selects stocks for the Fund using a “fundamental” approach to investing. The portfolio manager searches for securities of companies believed to be undervalued in the marketplace in relation to factors such as a company’s assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process includes the following techniques:

•

A “bottom up” analytical approach, focusing on the performance of individual issuers before considering overall economic or industry trends, evaluating each issuer’s characteristics, financial results and management.

•

A search for securities of established companies believed to be undervalued and to have a high return on capital, strong management committed to shareholder value and strong competitive positions within their industries.

•

Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager’s initial expectations about the security and might result in a decision to sell the security.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart (including the information to its right) shows performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	Allianz Funds

OCC Core Equity Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/07–9/30/07	9.86%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/06–12/31/06)	6.12%

	Lowest (4/1/06–6/30/06)	-1.72%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception 3/31/05(3)
Class A — Before Taxes(1)	8.80%	8.85%
Class A — After Taxes on Distributions(1)	8.28%	8.20%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	5.86%	7.20%
Class C	13.22%	11.58%
S&P 500 Index(2)	15.79%	13.16%
Lipper Large-Cap Core Funds Average(3)	13.85%	11.96%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.

(4)	The Fund began operations on 3/31/05. Index comparisons begin on 3/31/05.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(3)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.42%	1.12%
Class C	0.45	1.00	0.42	1.87

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charge permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.40% Administrative Fee and approximately 0.02% in trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$658	$886	$1,133	$1,838	$658	$886	$1,133	$1,838
Class C	290	588	1,011	2,190	190	588	1,011	2,190

Prospectus	27

OCC Equity Premium Strategy Fund	Ticker Symbols: PGRAX (Class A) PGRBX (Class B) PGNCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and current income Fund Category Income & Equity	Fund Focus Large capitalization common stocks; written call options Approximate Number of Holdings 40–80	Approximate Primary Capitalization Range Greater than $5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund will normally invest at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion. Under normal circumstances, the Fund will invest primarily in a portfolio of dividend-paying common stocks selected for their potential for capital growth. Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (ETFs) (the “Option Strategy”). The value of the securities underlying the options written by the Fund ordinarily ranges from between 50% to 90% of the Fund’s net asset value. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund’s cash flow available for distribution to shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by OCC Equity Premium Strategy Fund.”

In selecting stocks for the Fund, the portfolio managers seek to identify companies that exhibit strong earnings growth relative to their current price-to-earnings ratio or other valuation measures, dividend-paying companies whose underlying value or growth potential is not yet reflected in the current stock price and companies that have strong operating fundamentals. Through fundamental research, the portfolio managers seek to identify companies with strong franchise value, superior management and healthy balance sheets. In addition, the portfolio managers will consider those companies that may exhibit enhanced earnings or cash flow through cost reductions, asset sales, restructuring or the redeployment of financial assets.

The Fund’s portfolio managers may choose to sell a security when they believe that it is fully valued or when they believe the fundamental conditions of the business have deteriorated. The portfolio managers will also consider selling a security if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). In addition to the use of written option contracts under the Option Strategy, the Fund may utilize other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. For the periods prior to the inception of the Fund’s Class A shares (7/31/00), performance information shown in the bar chart shows performance of the Fund’s Institutional Class shares. Unlike the bar chart, performance for Class A, B, and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For the periods prior to the inception of the Fund’s Class A, B and C Shares (7/31/00), performance information shown in the Average Annual Total Returns table shows performance of the Fund’s Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. At various times prior to November 1, 2005, the Fund had a different investment objective, different investment policies and employed a different sub-adviser; the performance results shown would not necessarily have been achieved had the Fund’s current objective and policies then been in effect. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	Allianz Funds

OCC Equity Premium Strategy Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	10.18%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.99%

	Lowest (7/1/01–9/30/01)	-22.07%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/28/94)(4)
Class A — Before Taxes(1)	10.83%	4.68%	9.81%	12.02%
Class A — After Taxes on Distributions(1)	8.27%	3.97%	5.09%	7.54%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	6.90%	3.60%	5.55%	7.76%
Class B	11.33%	4.75%	9.87%	12.07%
Class C	15.34%	5.09%	9.62%	11.72%
S&P 500 Index(2)	15.79%	6.19%	8.42%	11.76%
Lipper Large-Cap Core Funds Average(3)	13.85%	5.08%	7.02%	10.13%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.43%	1.28%
Class B	0.60	1.00	0.43	2.03
Class C	0.60	1.00	0.43	2.03

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.40% Administrative Fee paid by each class and approximately 0.03% in interest, trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$673	$934	$1,214	$2,010	$673	$934	$1,214	$2,010
Class B	706	937	1,293	2,075	206	637	1,093	2,075
Class C	306	637	1,093	2,358	206	637	1,093	2,358

Prospectus	29

OCC Growth Fund	Ticker Symbols: PGWAX (Class A) PGFBX (Class B) PGWCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration	Fund Focus Larger capitalization common stocks	Approximate Primary Capitalization Range $5 billion or more
	Fund Category Growth Stocks	Approximate Number of Holdings 40–60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion.

The portfolio managers consider “growth” companies to include companies they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength and earnings growth. In addition, through fundamental research, the portfolio managers seek to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities or a dominant position within their industry. The Fund will consider selling a stock if the portfolio managers believe that the company’s fundamentals have deteriorated and/or an alternative investment is more attractive.

In addition to investing in common stocks, the Fund may also invest in other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• Leveraging Risk	• REIT Risk
• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class A and B shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and B performance would differ from Class C performance because of the different expenses paid by Class A and B shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A shares (10/26/90) and Class B shares (5/23/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

30	Allianz Funds

OCC Growth Fund (continued)

Calendar Year Total Returns — Class C Calendar Year End (through 12/31)	More Recent Return Information

	1/1/07–9/30/07	17.56%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	36.21%

	Lowest (1/1/01–3/31/01)	-23.69%

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Class A — Before Taxes(1)	8.57%	2.15%	5.08%	11.65%
Class A — After Taxes on Distributions(1)	8.57%	2.15%	3.90%	9.65%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	5.57%	1.84%	4.02%	9.49%
Class B	9.05%	2.17%	5.10%	11.68%
Class C	13.05%	2.53%	4.86%	11.09%
Russell 1000 Growth Index(2)	9.07%	2.69%	5.44%	11.50%
Lipper Large-Cap Growth Funds Average(3)	5.69%	2.16%	5.60%	13.29%
(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

(3)

The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.50%	0.25%	0.41%	1.16%
Class B	0.50	1.00	0.41	1.91
Class C	0.50	1.00	0.41	1.91

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.40% Administrative Fee paid by each class and approximately 0.01% in interest, trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$662	$898	$1,153	$1,881	$662	$898	$1,153	$1,881
Class B	694	900	1,232	1,946	194	600	1,032	1,946
Class C	294	600	1,032	2,233	194	600	1,032	2,233

Prospectus	31

OCC Opportunity Fund	Ticker Symbols: POPAX (Class A) POOBX (Class B) POPCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Less than $2 billion
	Fund Category Growth Stocks	Approximate Number of Holdings 70–110	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

The portfolio manager’s investment process focuses on bottom-up, fundamental analysis. The portfolio manager considers “growth” companies to include companies that he believes to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio manager will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries that become significantly overweight relative to the Fund’s benchmark and may sell a stock when an alternative investment opportunity is deemed more attractive. The portfolio manager seeks to diversify the portfolio among different industries.

The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class A and B shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and B performance would differ from Class C performance because of the different expenses paid by Class A and B shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A (12/17/90) and Class B shares (4/1/99), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

32	Allianz Funds

OCC Opportunity Fund (continued)

Calendar Year Total Returns — Class C Calendar Year End (through 12/31)	More Recent Return Information

	1/1/07–9/30/07	12.56%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	45.70%

	Lowest (7/1/01–9/30/01)	-31.08%

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Class A — Before Taxes(1)	12.11%	8.35%	5.58%	13.67%
Class A — After Taxes on Distributions(1)	11.79%	8.29%	3.64%	11.25%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	8.30%	7.25%	3.75%	11.05%
Class B	12.70%	8.48%	5.64%	13.68%
Class C	16.65%	8.75%	5.40%	13.11%
Russell 2000 Growth Index(2)	13.35%	6.93%	4.88%	8.00%
Lipper Small-Cap Growth Funds Average(3)	10.44%	6.20%	8.41%	10.02%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) that are less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.

(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.65%	0.25%	0.42%	1.32%
Class B	0.65	1.00	0.42	2.07
Class C	0.65	1.00	0.42	2.07

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)   Other Expenses reflects a 0.40% Administrative Fee paid by each class and approximately 0.02% in interest, trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$677	$945	$1,234	$2,053	$677	$945	$1,234	$2,053
Class B	710	949	1,314	2,118	210	649	1,114	2,118
Class C	310	649	1,114	2,400	210	649	1,114	2,400

Prospectus	33

OCC Small-Cap Value Fund	Ticker Symbols: AOSAX (Class A) AOSCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category Value Stocks	Fund Focus Equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace Approximate Number of Holdings 60-90	Approximate Primary Capitalization Range Less than $3 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks and other equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller market capitalizations. The Fund currently defines smaller market capitalization companies as those with market capitalizations of less than $3 billion. The Fund may invest a significant portion of its assets in initial public offerings (IPOs). The Fund may invest up to 10% of its assets in non-U.S. securities, except it may invest without limit in American Depositary Receipts (ADRs). The Fund may also invest up to 20% of its assets in real estate investment trusts (REITs).

The portfolio manager selects stocks for the Fund using a “fundamental” approach to investing. The portfolio manager searches for securities of companies believed to be undervalued in the marketplace, taking into account factors such as a company’s earnings, cash flows, growth potential and assets relative to other companies in the Fund’s investment universe. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the portfolio manager’s security selection process includes the following techniques:

•

A “bottom up” analytical approach, focusing on the performance of individual issuers before considering overall economic or industry trends, evaluating each issuer’s characteristics, financial results, and management, based in part on an internally developed quantitative assessment of the issuer’s value.

•

A search for securities of both established and unseasoned companies believed to be undervalued and to have strong competitive positions within their industries, experienced management committed to shareholder value, and potential for a high return on capital.

•

Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager’s initial expectations about the security and might result in a decision to sell the security.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

34	Allianz Funds

OCC Small-Cap Value Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or Class C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(3)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)	Net Annual Fund Operating Expenses
Class A	0.65%	0.25%	7.69%	8.59%	7.29%	1.30%
Class C	0.65	1.00	7.69	9.34	7.29	2.05

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses, which are based upon estimated amounts for the Fund’s initial fiscal year ending June 30, 2008, reflect a 0.40% Administrative Fee paid by each class, 7.28% in organizational expenses and 0.01% in trustees’ expenses estimated to be attributable to each class. See “Management of the Funds—Administrative Fees.”

(4)

Net Annual Fund Operating Expenses reflects the effect of a contractual agreement by the Adviser to waive its Advisory Fee or Administrative Fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.30% for Class A shares and 2.05% for Class C shares during the Fund’s initial fiscal year ending June 30, 2008 (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples below are intended to help you compare the cost of investing in Class A and Class C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$675	$942	$675	$942
Class C	308	646	208	646

*	The Examples are based on the Net Annual Fund Operating Expenses shown above.

Prospectus	35

OCC Target Fund	Ticker Symbols: PTAAX (Class A) PTABX (Class B) PTACX (Class C)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings Up to 100	Approximate Primary Capitalization Range Between $1 billion and $10 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

The portfolio managers select stocks for the Fund using a “growth” style. The portfolio managers consider “growth” companies to include companies that they believe have well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund will consider selling a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund’s equity investments may include common stocks and other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs) and in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds–Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

36	Allianz Funds

OCC Target Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	20.64%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	53.05%

	Lowest (7/1/01–9/30/01)	-27.08%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/17/92)(4)
Class A — Before Taxes(1)	8.03%	4.60%	8.94%	11.74%
Class A — After Taxes on Distributions(1)	8.03%	4.60%	7.03%	9.74%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	5.22%	3.96%	6.67%	9.28%
Class B	8.51%	4.68%	9.04%	11.77%
Class C	12.45%	5.00%	8.79%	11.39%
Russell Midcap Growth Index(2)	10.66%	8.22%	8.62%	10.23%
Lipper Mid-Cap Growth Funds Average(3)	8.73%	6.02%	7.59%	9.53%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. It is not possible to invest directly in the index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation.

(3)

The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.55%	0.25%	0.41%	1.21%
Class B	0.55	1.00	0.41	1.96
Class C	0.55	1.00	0.41	1.96

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.39% Administrative Fee paid by each class and approximately 0.02% in interest, trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$667	$913	$1,178	$1,935	$667	$913	$1,178	$1,935
Class B	699	915	1,257	2,000	199	615	1,057	2,000
Class C	299	615	1,057	2,285	199	615	1,057	2,285

Prospectus	37

OCC Value Fund	Ticker Symbols: PDLAX (Class A) PDLBX (Class B) PDLCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued larger capitalization stocks with improving business fundamentals	Approximate Primary Capitalization Range Greater than $5 billion
	Fund Category Value Stocks	Approximate Number of Holdings 35–60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals, such as strength of management and the company’s competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Prior to February 11, 2005, the Fund had different sub-advisers and may not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

38	Allianz Funds

OCC Value Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	2.74%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	25.34%

	Lowest (7/1/02–9/30/02)	-27.85%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)(4)
Class A — Before Taxes(1)	13.95%	8.15%	12.29%	13.45%
Class A — After Taxes on Distributions(1)	11.73%	6.55%	9.38%	10.39%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	9.90%	6.30%	9.06%	10.08%
Class B	14.63%	8.26%	12.34%	13.49%
Class C	18.66%	8.55%	12.09%	13.04%
Russell 1000 Value Index(2)	22.25%	10.86%	11.00%	13.05%
Lipper Large-Cap Value Funds Average(3)	18.04%	8.01%	8.47%	11.07%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.40%	1.10%
Class B	0.45	1.00	0.40	1.85
Class C	0.45	1.00	0.40	1.85

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.39% Administrative Fee and approximately 0.01% in trustees and shareholder meeting/proxy expenses incurred by each class, during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$656	$880	$1,123	$1,816	$656	$880	$1,123	$1,816
Class B	688	882	1,201	1,881	188	582	1,001	1,881
Class C	288	582	1,001	2,169	188	582	1,001	2,169

Prospectus	39

RCM Large-Cap Growth Fund	Ticker Symbols: RALGX (Class A) RBLGX (Class B) RCLGX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization equity securities	Approximate Primary Capitalization Range $3 billion or more
	Fund Category Growth Stocks	Approximate Number of Holdings 45–85	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion. The Fund may also invest 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Liquidity Risk
• Issuer Risk	• Emerging Markets Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk
• Currency Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (2/5/02), performance information shown in the bar chart and the Average Annual Total Return table for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

40	Allianz Funds

RCM Large-Cap Growth Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	13.64%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/98–12/31/98)	29.12%

	Lowest (1/1/01–3/31/01)	-19.16%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund inception (12/31/96)(4)
Class A — Before Taxes(1)	0.99%	1.45%	7.54%	7.54%
Class A — After Taxes on Distributions(1)	0.14%	1.23%	6.29%	6.29%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	1.65%	1.20%	6.09%	6.09%
Class B	1.09%	1.47%	7.51%	7.51%
Class C	5.08%	1.84%	7.35%	7.35%
S&P 500 Index(2)	15.79%	6.19%	8.42%	8.42%
Lipper Large-Cap Growth Funds Average(3)	5.69%	2.16%	5.60%	5.60%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class B	0.45	1.00	0.41	1.86
Class C	0.45	1.00	0.41	1.86

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.40% Administrative Fee paid by each class and approximately 0.01% in trustees’, tax and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	1,892	189	585	1,006	1,892
Class C	289	585	1,006	2,180	189	585	1,006	2,180

Prospectus	41

RCM Mid-Cap Fund	Ticker Symbols: RMDAX (Class A) RMDBX (Class B) RMDCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Small to medium capitalization equity securities	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index
	Fund Category Growth Stocks	Approximate Number of Holdings 85–125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $1.0 billion and $25.8 billion as of September 30, 2007). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in emerging markets countries). The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors, and may invest in securities issued in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (2/5/02), performance information shown in the bar chart and the Average Annual Total Returns table for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

42	Allianz Funds

RCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	18.18%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	42.07%

	Lowest (10/1/00–12/31/00)	-25.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund inception (11/6/79)(5)
Class A — Before Taxes(1)	1.02%	3.13%	6.52%	14.49%
Class A — After Taxes on Distributions(1)	-4.00%	2.08%	2.03%	9.48%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	2.22%	2.23%	3.29%	9.99%
Class B	1.72%	3.49%	6.62%	14.49%
Class C	5.18%	3.76%	6.47%	13.97%
Russell Midcap Index(2)	15.26%	12.88%	12.14%	15.09%
Russell Midcap Growth Index(3)	10.64%	8.21%	8.61%	13.72%
Lipper Mid-Cap Growth Funds Average(4)	8.73%	6.02%	7.59%	12.31%
(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in the index. The Russell Midcap Index replaced the Russell Midcap Growth Index as the Fund’s primary comparative index because the Adviser believes the Russell Midcap Index is more representative of the Fund’s investment strategies.

(3)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(4)

The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.

(5)

The Fund began operations on 11/6/79. Index comparisons begin on 10/31/79. Index comparisons for the Russell Midcap Growth Index represent the return of the Russell Midcap Growth Index since its inception on 12/31/85. For periods prior to 12/31/85, the RCM Midcap Growth Index comparisons represent the return of the Russell Midcap Index.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.47%	0.25%	0.45%	1.17%
Class B	0.47	1.00	0.45	1.92
Class C	0.47	1.00	0.45	1.92

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.40% Administrative Fee paid by each class and approximately 0.05% in interest, trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$663	$901	$1,158	$1,892	$663	$901	$1,158	$1,892
Class B	695	903	1,237	1,957	195	603	1,037	1,957
Class C	295	603	1,037	2,243	195	603	1,037	2,243

Prospectus	43

RCM Strategic Growth Fund	Ticker Symbols: ARCAX (Class A) ARCCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation	Fund Focus Equity and equity-related securities and derivatives	Approximate Primary Capitalization Range $500 million or more
	Fund Category Growth Stocks	Approximate Number of Holdings 40-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related securities of companies with market capitalizations of at least $500 million. As discussed below, the Fund expects to engage in derivative transactions, which may have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used.

The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging markets countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in potential high-growth areas such as technology or health care. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio managers attempt to exploit what they view as mispricing of the long-term growth prospects of companies by investing in stocks and employing derivatives strategies to maximize growth opportunities identified by the sub-adviser’s research analysts. The portfolio managers may also seek to exploit what they view as shorter-term market opportunities. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services and/or a steady stream of new products and services. The portfolio managers will sell a security as they deem appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes.

The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In particular, the Fund intends to purchase call options on securities whose prices the portfolio managers believe will increase, and purchase and sell combinations of put and call options in an attempt to take advantage of stock price movements. The Fund may also employ additional strategies involving call and put options, futures and forward contracts, short sales, swap agreements and other derivative instruments with respect to securities, indices and other assets.

The Fund’s use of derivative instruments will often give rise to forms of leverage, which could have the effect of magnifying the Fund’s gains and losses. Although it has no current intention to do so, the Fund also reserves the flexibility to borrow money, utilize reverse repurchase agreements or engage in other forms of borrowing to finance the purchase of additional investments and add leverage to its portfolio. Leveraging is a speculative technique and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

44	Allianz Funds

RCM Strategic Growth Fund (continued)

Performance Informaion

The Fund recently commenced operations and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(3)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	1.00%	0.25%	0.44%	1.69%
Class C	1.00	1.00	0.44	2.42

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.40% Administrative Fee and approximately 0.04% in trustees’, shareholder meeting/proxy and interest expenses during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$712	$1,053	$1,417	$2,438	$712	$1,053	$1,417	$2,438
Class C	345	755	1,291	2,756	245	755	1,291	2,756

Prospectus	45

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized alphabetically in this section. Each Fund may be subject to additional principal risks and risks other than those described below or in its Fund Summary because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in any of the Funds.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of the conversion feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease as the value of the underlying stock decreases. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

Credit Risk

All of the Funds may be subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Option Strategies employed by the OCC Equity Premium Strategy Fund and the NACM Income & Growth Fund, and the derivatives strategies employed by the RCM Strategic Growth Fund, together with certain related risks, are further described under “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by OCC Equity Premium Strategy Fund,” “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by NACM Income & Growth Fund” and “Characteristics and Risks of Securities and Investment Techniques—Derivatives Strategies Employed by RCM Strategic Growth Fund,” respectively, in this Prospectus. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors,

46	Allianz Funds

currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a fund that focuses its investments in a certain type of issuer (i.e., biotechnology, healthcare, and/or technology issuers) is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they

Prospectus	47

invest a substantial portion of their assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

High Yield Risk

A fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

48	Allianz Funds

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with non-U.S. investments. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in non-U.S. securities.

REIT Risk

To the extent that a Fund invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Additional Risks of Investing in the Funds

In addition to the risks described above, certain of the Funds are newly formed and therefore have limited or no history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Prospectus	49

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Adviser and its investment management affiliates had approximately $781.3 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Advisers in return for their services.

During the most recently completed fiscal year (except as noted), the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
NFJ Large-Cap Value, CCM Capital Appreciation, CCM Focused Growth, NFJ Dividend Value, CCM Mid-Cap, RCM Large-Cap Growth, OCC Core Equity and OCC Value Funds	0.45%
RCM Mid-Cap Fund	0.47%
NACM Growth and OCC Growth Funds	0.50%
OCC Target Fund	0.55%
OCC Equity Premium Strategy, NFJ Mid-Cap Value** and NFJ Small-Cap Value* Funds	0.60%
NFJ All-Cap Value, NACM Income & Growth**, NACM Mid-Cap Growth**, OCC Opportunity and OCC Small-Cap Value** Funds	0.65%
RCM Strategic Growth Fund	1.00%

*	As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s advisory fee became subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.
**	The Fund recently commenced investment operations and, as a result, did not pay advisory fees for a full fiscal year. The fee rate presented in this table reflects the advisory fee rate payable for the current fiscal year.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund (except for the NACM Income & Growth, the NACM Mid-Cap Growth and the OCC Small-Cap Value Funds, which were recently organized, the “New Funds”) and the portfolio management agreements (except for the NFJ All-Cap Value Fund and the New Funds) between Allianz Global Fund Management and each respective Sub-Adviser is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2006. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and the NACM Income & Growth Fund and the portfolio management agreement between Allianz Global Fund Management and Nicholas-Applegate Capital Management LLC with respect to the NACM Income & Growth Fund is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2007. A discussion regarding the basis for the initial approval by the Board of Trustees of the investment advisory agreement between Allianz Global Fund Management and the NACM Mid-Cap Growth Fund and the portfolio management agreement between Allianz Global Fund Management and Nicholas-Applegate Capital Management LLC with respect to the NACM Mid-Cap Growth Fund will be available in the semi-annual report to shareholders for the six-month period ending December 31, 2007. A discussion regarding the basis for the initial approval by the Board of Trustees of the investment advisory agreement between Allianz Global Fund Management and the OCC Small-Cap Value Fund and the portfolio management agreement between Allianz Global Fund Management and Oppenheimer Capital LLC with respect to the OCC Small-Cap Value Fund will be available in the semi-annual report to shareholders for the six-month period ending December 31, 2007. A discussion regarding the basis for the Board of Trustees’ approval of the portfolio management agreement between Allianz Global Fund Management and NFJ Investment Group L.P. with respect to NFJ All-Cap Value Fund is available in the Fund’s annual reports to shareholders for the fiscal year ended June 30, 2007.

50	Allianz Funds

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. The Administrator, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Administrator exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs generally increases as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee and which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Class A, B and C shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares):

Fund	Administrative Fees
All Funds	0.40%

The Administrative Fee rate for each Fund (except the OCC Value and NFJ Small-Cap Value Funds) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Also, the Administrative Fee rate for the OCC Value and NFJ Small-Cap Value Funds is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Prospectus	51

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Funds it manages.

Sub-Adviser*	Fund(s)
Cadence Capital Management LLC (“Cadence”)	CCM Capital Appreciation, CCM Focused Growth and CCM Mid-Cap Funds (the “CCM Funds”)
265 Franklin Street, 11th Floor Boston, MA 02110
RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Large-Cap Growth, RCM Mid-Cap and RCM Strategic Growth (the “RCM Funds”)
Nicholas-Applegate Capital Management LLC (“NACM” or “Nicholas-Applegate”)	NACM Growth, NACM Income & Growth and NACM Mid-Cap Growth Funds (the “NACM Funds”)
600 West Broadway San Diego, CA 92101
NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and NFJ Small-Cap Value Funds (the “NFJ Funds”)
Oppenheimer Capital LLC (“Oppenheimer Capital”) 1345 Avenue of the Americas, 49th Floor New York, NY 10105-4800	OCC Core Equity, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Small-Cap Value, OCC Target and OCC Value Funds (the “OCC Funds”)

*	Each of the Sub-Advisers (except Cadence) is affiliated with the Adviser.

The following provides additional information about each Sub-Adviser and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

Cadence

Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2007, of approximately $8.3 billion.

The following individuals at Cadence share primary responsibility for managing the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
CCM Capital Appreciation Fund	William B. Bannick	1992	Managing Director, Chief Investment Officer and Executive Vice President at Cadence. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.

	Robert L. Fitzpatrick	2004	Managing Director and Portfolio Manager at Cadence. Mr. Fitzpatrick is a research generalist and began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick has been a member of the investment team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.

	Michael J. Skillman	2006	Managing Director and Chief Executive Officer at Cadence. Mr. Skillman joined Cadence in 1994 and is a member of the investment team that manages the Allianz Funds sub-advised by Cadence.

CCM Focused Growth Fund	William B. Bannick	1999 (Inception)	See above.

	Robert L. Fitzpatrick	2004	See above.

	Michael J. Skillman	2006	See above.

CCM Mid-Cap Fund	Messrs. Bannick, Fitzpatrick and Skillman	Same as Capital Appreciation Fund	See above.

Cadence is majority-owned by its employees, while a group of co-investors led by Rosemont Partners holds a minority interest. Prior to September 2005, Cadence was affiliated with the Adviser. In connection with the

52	Allianz Funds

transaction in which Cadence was purchased by its management and its co-investors, Allianz and its affiliates may be obligated to make payments (“Termination Payments”) to Cadence if Cadence is terminated as sub-adviser to any Fund before September 2010. Because of these payments, the Adviser may have an economic disincentive to terminate or recommend the termination of Cadence as sub-adviser to the Funds noted above, even when it would be in a Fund’s best interests to do so. However, the Adviser has a fiduciary duty to act in each Fund’s best interests regardless of any Termination Payment that may result. In addition, under the sub-advisory agreement with Cadence, the Board of Trustees has the ability to terminate or not renew the sub-advisory agreement with Cadence without the consent or approval of the Adviser, and a majority of the Board consists of disinterested Trustees who have no economic interest in Cadence, the Adviser or the Termination Payments.

In addition, in connection with a “Call Agreement” entered into in connection with the sale of Cadence, there is a significant chance that, before September 2010, it will be proposed that the Funds for which Cadence serves as sub-adviser be reorganized into funds that are not part of the Allianz Funds family. This could result in, among other things, the shareholders of those Funds being unable to exchange on a load-free basis into other Allianz Funds or PIMCO Funds, different (and possibly reduced) shareholder services and different fees and expenses. The Trustees have indicated that they will evaluate these and other relevant factors before determining whether to approve any such transaction.

RCM

Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz SE and an affiliate of Allianz. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2007, RCM had approximately $20.4 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC. RCM provides advisory services to mutual funds and institutional accounts.

The individuals at RCM listed below have or share primary responsibility for managing the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
RCM Large Cap Growth Fund	Raphael L. Edelman (Lead)	2004	Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.

	Joanne L. Howard, CFA	2005	Managing Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. She also previously served as the firm’s Private Client Group CIO from 1996 to 2002, where she continues to serve as a Senior Portfolio Manager. Prior to joining RCM in 1992, she spent 17 years with Scudder, Stevens & Clark as Managing Director and Senior Portfolio Manager of the Quality Growth team.

	Peter A. Goetz, CFA	2005	Director and Portfolio Manager on the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 1999, he worked at Jurika & Voyles, as a Vice President and Portfolio Manager for three years. Previously, he worked as Vice President and Senior Portfolio Manager at Bank of America Private Asset Management.

RCM Mid-Cap Fund	Louise M. Laufersweiler, CFA (Lead)	2005	Director, Chief Investment Officer for Midcap, and Senior Portfolio Manager for both small and mid-cap strategies. She has senior portfolio management responsibilities for both mid cap and small cap equity strategies and is Deputy CIO for US Small Cap. She also worked for five years in the RCM research department as an associate in the financial services and cyclical sectors. Prior to joining RCM in 1982, Ms. Laufersweiler worked at Hambrecht and Quist in San Francisco.

	Steven Klopukh, CFA	2005	Vice President, Portfolio Manager for U.S. Mid Cap Equities. He joined RCM in 2002 as an equity analyst and assistant portfolio manager on the Mid Cap equity team. Prior to joining RCM in 2002, Mr. Klopukh was a Vice President and fundamental equity analyst at CDC Investment Management Corp. and was involved in managing its quantitatively-enhanced, risk-targeted Large-Cap Core and Market-Neutral equity strategies from 1999 to 2001.

RCM Strategic Growth Fund	Raphael L. Edelman (Lead)	2006 (Inception)	Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.

	Todd G. Hawthorne	2007	Vice President, Equity Derivatives Strategy since 2006. Prior to joining RCM in 2006, he spent four years with RS Investments as the Head of Equity Derivative Strategy for the Paisley hedge fund family.

Prospectus	53

Nicholas-Applegate

Organized in 1984, Nicholas-Applegate provides advisory services primarily to mutual funds, closed-end funds and institutional accounts. As of September 30, 2007, Nicholas-Applegate had approximately $14.8 billion in assets under management.

The individuals at Nicholas-Applegate listed below have or share primary responsibility for the day-to-day management of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras, CFA, is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm, including those performed for the Funds. He is also a Portfolio Manager for the International Growth portfolios and a member of the Executive Committee. Prior to joining Nicholas-Applegate in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000 Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has 19 years of investment management experience.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Growth Fund	James Li, Ph.D., CFA	2006

Senior Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2000, he was an investment officer with Accessor Capital Management and a consultant with Frank Russell Company. He has 12 years of investment industry experience.

	Jane Edmondson	2006	Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 1996, Ms. Edmondson was a financial consultant with Merrill Lynch. She has 16 years of investment industry experience.

NACM Income & Growth Fund	Douglas Forsyth, CFA (Lead)	2007 (Inception)	Mr. Forsyth is a Managing Director, Senior Portfolio Manager and Member of the Executive Committee at Nicholas-Applegate. Mr. Forsyth oversees Nicholas-Applegate’s Income and Growth Strategies team. He joined Nicholas-Applegate in 1994 after three years of investment management experience at AEGON USA. Mr. Forsyth holds a B.B.A. from the University of Iowa. He has 15 years of investment industry experience.

	Michael E. Yee	2007 (Inception)	Mr. Yee is a Senior Vice President and Portfolio Manager at Nicholas-Applegate and is a member of Nicholas-Applegate’s Income and Growth Strategies team. He joined Nicholas-Applegate in 1995 and has been a portfolio manager since 1998. Mr. Yee holds a B.S. from the University of California, San Diego and an M.B.A. from San Diego State University. He has 13 years of investment industry experience.

	Justin Kass, CFA	2007 (Inception)	Mr. Kass is a Senior Vice President and Portfolio Manager at Nicholas-Applegate. He joined Nicholas-Applegate in 2000 with responsibilities for portfolio management and research on Nicholas-Applegate’s Income and Growth Strategies team. Mr. Kass was previously an analyst and interned on the team, where he added significant depth to Nicholas-Applegate’s proprietary Upgrade Alert Model. Mr. Kass earned his M.B.A. in finance from The UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has 9 years of investment industry experience.

NACM Mid-Cap Growth Fund	Jane Edmondson	2006*	See above.

	Mark P. Roemer	2006*	Mr. Roemer is a Senior Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2001, he spent a total of 5 years with Barclays Global Investors as principal and U.S. Equity product manager and began his career at Kleinwort Benson Investment Management of London. Mr. Roemer earned his M.S. degrees from London Business School and Stanford University and his B.S. from Virginia Polytechnic Institute & State University. He has 11 years of investment industry experience.

*	Represents the date the individual became involved in the management of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the predecessor of the NACM Mid-Cap Growth Fund.

NFJ

NFJ provides advisory services to mutual funds and institutional accounts, and non-discretionary advisory services to managed account programs. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets (including discretionary and non-discretionary accounts) as of September 30, 2007, of approximately $40.6 billion.

54	Allianz Funds

Each NFJ investment strategy is supported by a team of investment professionals. Every core team responsible for a Fund consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of each Fund, who are primarily responsible for the Fund’s day-to-day management, are listed below:

Fund	Portfolio Managers	Since	Recent Professional Experience
NFJ All-Cap Value Fund	Jeffrey S. Partenheimer (Lead)	2007	Managing Director at NFJ. He is a Portfolio Manager with over 22 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director of a major telecommunication equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is both a CFA and a CPA.

	Benno J. Fischer	2007	Managing Director and founding partner of NFJ. He has over 41 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.

	Thomas W. Oliver	2007	Portfolio Manager at NFJ. He has over 10 years’ experience in accounting, reporting and financial analysis. Prior to joining NFJ in 2005, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver was an auditor with Deloitte & Touche. He is a CPA.

NFJ Dividend Value Fund	Mr. Fischer (Lead)	2000 (Inception)	See above.

	R. Burns McKinney	2007	Portfolio Manager at NFJ. He has over 10 years’ experience in equity research, financial analysis and investment banking. Prior to joining NFJ in 2006, he was an equity analyst covering the energy sector for Evergreen Investments. Prior to joining Evergreen Investments in 2004, Mr. McKinney spent one year as an equity analyst at Derby Capital Management. From 2001 to 2003, Mr. McKinney studied for his Masters in Business Administration at the Wharton School of Business. Prior to 2001, Mr. McKinney was an investment banking analyst at Alex Brown & Sons, a Vice President in equity research at Merrill Lynch and an equity analyst at Morgan Stanley. He is a CFA charterholder.

	Mr. Partenheimer	2002	See above.

	Mr. Oliver	2006	See above.

NFJ Large-Cap Value Fund	Paul A. Magnuson (Lead)	2000 (Inception)	Managing Director at NFJ. He is a Portfolio Manager with over 22 years’ experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Within the Trust Investment Qualitative Services Division of NationsBank, he was responsible for equity analytics and structured fund management.

	Mr. Fischer	2000 (Inception)	See above.

	Mr. Partenheimer	2002	See above.

NFJ Mid-Cap Value Fund	Mr. Partenheimer (Lead)	2006 (Inception)	See above.

	Mr. Fischer	2006 (Inception)	See above.

	Mr. Oliver	2006	See above.

NFJ Small-Cap Value Fund	Mr. Magnuson (Lead)	1995	See above.

	Mr. Fischer	1991 (Inception)	See above.

	Mr. McKinney	2006	See above.

Oppenheimer Capital

Oppenheimer Capital has operated as an investment adviser to investment companies and other investors since its organization in 1980.

The following individuals at Oppenheimer Capital have or share primary responsibility for managing the noted Funds. In addition to serving as co-portfolio manager for the OCC Target Fund, Jeff Parker, Managing Director of Oppenheimer Capital, is responsible for overseeing investment and trading decisions for the OCC Growth and OCC Opportunity Funds. Information about Mr. Parker is set forth below. Different sub-advisory firms served as Sub-Adviser for the OCC Value Fund prior to February 11, 2005, and for the OCC Equity Premium Strategy, OCC Growth, OCC Opportunity and OCC Target Funds prior to November 1, 2006. As of September 30, 2007, Oppenheimer Capital had approximately $24.9 billion in assets under management.

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Fund	Portfolio Managers	Since	Recent Professional Experience
OCC Core Equity Fund	Robert Urquhart	2005 (Inception)	Managing Director, Oppenheimer Capital. He joined Oppenheimer Capital in 1999 and has over 26 years of experience in portfolio management.

OCC Value Fund	Colin Glinsman	2005	Managing Director and Chief Investment Officer of Oppenheimer Capital. He has 23 years of investment experience, including 18 years at Oppenheimer Capital.

OCC Equity Premium Strategy Fund	Stephen Bond-Nelson (Lead on Options)	2004	Co-Portfolio Manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital LLC. Prior to joining PEA Capital in 1999, he was a research analyst at Prudential Mutual Funds. He has over 14 years of investment management experience.

	Robert Urquhart (Lead on Equity)	2005	See above.

OCC Growth Fund	Robert Urquhart (Lead)	2005	See above.

	Martin Mickus	2006	Co-Portfolio Manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital, LLC. Prior to joining PEA Capital in 1999, he was a research analyst at S&P Equity Research. He also spent two years as an Assistant Portfolio Manager and Research Analyst with InterGroup Corporation. He has 14 years of investment industry experience.

OCC Opportunity Fund	Michael Corelli	2003	Portfolio Manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital, LLC. Prior to joining PEA Capital in 1999, he worked for 6 years at Bankers Trust in support of and as an analyst for the small and mid cap growth group.

OCC Small-Cap Value Fund	Thomas E. Browne Jr. CFA	2007 (Inception)	Senior Vice President of Oppenheimer Capital. Prior to joining Oppenheimer Capital in 2003, he held portfolio management and equity analysis positions at SEB Asset Management and Palisade Capital Management. He has over 22 years of investment industry experience.

OCC Target Fund	Jeff Parker (Lead)	1999	Managing Director of Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital, LLC. Prior to joining PEA Capital, he managed equity accounts as an Assistant Portfolio Manager at Eagle Asset Management from 1996 to 1998. He was a Senior Consultant with Andersen Consulting, specializing in healthcare and technology, from 1991 to 1994.

	Martin Mickus	2004	See above.

Oppenheimer Capital is subject to a non-competition agreement that limits the extent to which the OCC Value Fund’s investments can overlap with the equity investments of a balanced fund sponsored by a third party. Oppenheimer Capital has indicated that it does not believe that agreement will have a material adverse impact on Oppenheimer Capital’s management of the Fund.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund (except the NFJ Dividend Value, NFJ Large-Cap Value and CCM Mid-Cap Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Because RCM is not wholly-owned by Allianz, the Exemptive Order does not apply to Funds sub-advised by RCM. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee the Funds’ sub-advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure

56	Allianz Funds

reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

Prospectus	57

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of each Fund in this Prospectus (except for the CCM Focused Growth, NACM Income & Growth, NACM Mid-Cap Growth, NFJ Mid-Cap Value, OCC Core Equity and RCM Strategic Growth Funds, which offer only Class A and Class C shares). Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•

Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•

Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

58	Allianz Funds

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges-Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales Charge-Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Funds (other than the PIMCO Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

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Please see the Guide for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.   A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of the Adviser, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

60	Allianz Funds

Class B and Class C Shares

As discussed above, Class B and Class C shares of the Funds are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs)-Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated-Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC for shares purchased after December 31, 2001:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are Calculated-Shares Purchased On or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

Prospectus	61

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

Shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash

62	Allianz Funds

bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

Prospectus	63

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

Allianz Funds and PIMCO Funds Shareholders' Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans

64	Allianz Funds

•	Investment programs which allow you to reduce or eliminate initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC, redemption fee or other fee. NAVs are ordinarily determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer before the NAV has been calculated and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds

Class A shares, Class B shares and Class C shares of the NFJ Small-Cap Value Fund and NFJ Dividend Value Fund are currently no longer available for purchase by new investors. Shareholders who owned shares of the NFJ Small Cap Value Fund or NFJ Dividend Value Fund as of the close of business on October 10, 2003 or April 23, 2007, respectively, are still permitted to purchase additional shares of that Fund for as long as they continue to own shares of that Fund. Except as provided below, in the event a shareholder no longer owns any shares in either of the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, such shareholder is no longer eligible to purchase shares of that Fund. The restrictions described above do not apply to: (i) participants in Qualified Defined Contribution Plans and Benefit Plans as defined below (together, the “Plans”) provided that, as of the close of business on October 4, 2007 or April 23, 2007 for the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, respectively, such Plans, or financial institutions that serve as sponsor or provide third-party administrative services to the Plans, had a contractual agreement with the Distributor or Administrator to offer shares of, or provide services to, that Fund; and (ii) clients of mutual fund discretionary wrap programs if such a program, as of the close of business on October 4, 2007 or April 23, 2007 for the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, respectively, includes that Fund in its model allocation. Qualified Defined Contribution Plans and Benefit Plans, for these purposes, include 401(k) plans, profit sharing plans, 403(b) plans and 457 plans.

Shareholders of other series of Allianz Funds and of PIMCO Funds are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value or NFJ Dividend Value Funds, unless the shareholders are independently eligible to purchase shares of either Fund under the restrictions described in the preceding paragraphs.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Please call the Distributor at 1-800-426-0107, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Buying Shares

You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Trust.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

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If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans and asset based fee programs, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your Allianz Funds and PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

66	Allianz Funds

Exchanging Shares

Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds. In addition, you may exchange your Class A shares of any Fund for Class A shares of Allianz RCM Global EcoTrendsSM Fund (the “RCM EcoTrendsSM Fund”), a closed-end “interval” fund for which the Adviser serves as investment manager and RCM and its affiliate, Allianz Global Investors Advisory GmbH, serve as sub-advisers. This exchange privilege may in the future be extended to other interval funds that may be established and managed by the Adviser and its affiliates. See “Exchanges for Interval Funds” below. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 7 days after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs (without a sales charge), minus any Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class B and Class C shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

Exchanges for Interval Funds.  As noted above, you may exchange your Class A shares of any Fund for Class A shares of the RCM EcoTrendsSM Fund and possibly, in the future, other “interval” funds that may be established and managed by the Adviser and its affiliates. Like other exchanges, your shares of a Fund will be exchanged for shares of the RCM EcoTrendsSM Fund or another interval fund on the basis of their respective NAVs, minus any Redemption Fee applicable to your investment in the Fund, next calculated after your exchange order is received by the Distributor. Unlike the Funds and other open-end investment companies, the RCM EcoTrendsSM Fund and other interval funds do not allow for daily redemptions, and instead make quarterly offers to repurchase from 5% to 25% of their shares at net asset value. Further, unlike many closed-end investment companies, shares of interval funds are not publicly traded and there is generally no secondary market for their shares. Therefore, shares of interval funds have limited liquidity and you may not be able to sell or exchange such shares when and/or in the amount that you desire.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio

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securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, high-yield securities and securities of issuers located in emerging markets that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of a Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of a Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

•

Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

68	Allianz Funds

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient

Prospectus	69

management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7-day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Limitations on Identifying Transactions Subject to the Redemption Fee.  The Funds may be limited in their ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Funds to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares held through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D, Class R, Administrative Class and Institutional Class shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Funds, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to

70	Allianz Funds

assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Funds may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

Waivers of Redemption Fees.  The Funds have elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;
•	redemptions or exchanges that are initiated by the sponsor of a wrap program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and
•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of a Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the same Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans. Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; and 5) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

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Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

72	Allianz Funds

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Fund	At Least Annually	Quarterly
NACM Income & Growth, NFJ Large-Cap Value, NFJ Dividend Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

•

Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gains

Prospectus	73

rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to you, up to the amount of your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), as the OCC Equity Premium Strategy Fund may choose to do, and the distributions are supported by the Fund’s “current earnings and profits,” the distributions will be taxable as ordinary dividend distributions. Even though distributed excess amounts would not have been subject to tax if retained by a Fund, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

•

A Note on Non-U.S. Investments.  A Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You may be able to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•

Backup Withholding.   The Funds generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Funds with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any

74	Allianz Funds

mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if his judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

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Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. The Funds (other than the RCM Funds) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). For the RCM Funds, RCM considers non-U.S. securities to include the following types of equity and equity-linked securities (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. RCM expects that these Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges. However, each such RCM Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets, when RCM believes that such securities are not publicly traded either in the U.S. or non-U.S. markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities

Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

76	Allianz Funds

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s). Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

Derivatives

Unless otherwise stated in the Fund Summaries, the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

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Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can

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result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Call Option Strategy Employed by NACM Income & Growth Fund

The NACM Income & Growth Fund intends to sell (write) call options on stocks held in its portfolio. It is expected that the Fund will ordinarily write call options on all or substantially all of the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position (the “Option Strategy”). However, the Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy employed by the Fund is described in this section; options generally are described below and further under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. However, there is no assurance that the Option Strategy will achieve its objectives.

Call options on individual securities are contracts representing the right to purchase the underlying equity security at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security and the strike price, the volatility of the underlying equity security and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the value of the underlying security and the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security in exchange for the premium, although it would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security at the time the option is written. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security held by the Fund up to the strike price, but the Fund forgoes any appreciation above the strike price. The Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security) and “in-the-money” call options (i.e., with a strike price below the market value of the underlying security). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund will not write options with respect to individual equity securities (other than exchange-traded funds (“ETFs”), as described below) that are not held in the Fund’s portfolio (i.e., “naked” options). Although it has no current intention to do so, the Fund may also write call options on equity indexes and ETFs. The Fund would cover any such options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions.

The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates).

Call Option Strategy Employed by OCC Equity Premium Strategy Fund

The OCC Equity Premium Strategy Fund intends to sell (write) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (“ETFs”). The value of the securities underlying the options written by the Fund ordinarily ranges between 50% to 90% of the Fund’s net asset value. The call option strategy employed by the Fund is described in this section; options generally are

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described below and further under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information. The Fund may use the call option strategy to generate gains from option premiums in an attempt to enhance the Fund’s distributions and to reduce overall portfolio risk. However, there is no assurance that the call option strategy will achieve its objectives.

Call options are contracts representing the right to purchase the underlying equity security or ETF or the cash value of the index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security, ETF or index and the strike price, the volatility of the underlying equity security, ETF or index and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security or ETF or the cash value of the applicable index over the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security, ETF or index above the strike price in exchange for the premium, although it would retain the risk of loss should the price of the underlying security, ETF or index decline. Therefore, the Fund’s use of the call option strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) or equal to (“at-the-money”) the market value of the underlying security, ETF or index. The Fund also may write “in-the-money” call options (i.e., with a strike price below the market value of the underlying security, ETF or index). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. With respect to options on indexes or ETFs, the Fund will cover the options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions. The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates).

Derivatives Strategies Employed by RCM Strategic Growth Fund

The RCM Strategic Growth Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options, as discussed below), including combinations of put and call options, (iii) enter into futures contracts, (iv) enter into swap agreements and (v) engage in short sales, each in an attempt to take advantage of perceived market inefficiencies or expected stock price movements. For example, the Fund may, in addition to other options strategies, purchase an out-of-the-money call option on a security with an expiration date more than six months in the future (such as “Long-Term Equity Appreciation Securities” or “LEAPs”) while writing a call option on the same security at the same exercise price but with a nearer-term expiration date. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are generally described under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more of non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

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Fixed Income Securities

As used in this prospectus, the term “fixed income securities” includes: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the Fund Summaries, the Funds may invest in derivatives based on fixed income securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Funds’ limitation to invest not more than 15% of its total assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Credit Ratings and Unrated Securities

A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an

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issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if their Sub-Advisers determine that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating rate debt instruments (“floaters”) or engages in credit spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well.

Convertible Securities

The Funds may invest in convertible securities. Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral, though the Fund generally also bears the risk of loss associated with investment of the collateral. See the Trust’s Statement of Additional Information for more

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detail. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which currently is an affiliate of the Adviser. Collateral from loans of portfolio securities may be invested in a pooled investment vehicle that is managed by, and pays fees to, an affiliate of the Adviser.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Borrowings and Other Forms of Leverage Utilized by the RCM Strategic Growth Fund

Although it has no current intention to do so, the RCM Strategic Growth Fund may employ leverage by borrowing money (to the maximum extent permitted under the Investment Company Act) to purchase or carry securities during periods in which the portfolio managers believe that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, the Fund, within three business days, will seek to reduce its borrowings so that it meets the requirement. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund which may not be recovered by any appreciation of the securities purchased or could exceed the Fund’s investment income. In addition, even if the Fund does not have any borrowings outstanding it may incur commitment fees and other costs relating to the Fund’s credit facility.

In addition, the Fund may also employ leverage by engaging in certain derivative transactions that give rise to forms of leverage. See “Derivatives” above.

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Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Investment in Other Investment Companies

Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NACM Growth, NACM Income & Growth, NFJ All-Cap Value, OCC Equity Premium Strategy, OCC Opportunity, OCC

84	Allianz Funds

Target, RCM Mid-Cap and RCM Strategic Growth Funds had a portfolio turnover rate in excess of 100%. Other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of each of the NACM Funds, CCM Focused Growth, OCC Core Equity, NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Small-Cap Value, OCC Target and RCM Strategic Growth Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the CCM Focused Growth, CCM Mid-Cap, NACM Mid-Cap Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Core Equity, OCC Equity Premium Strategy, OCC Small-Cap Value, RCM Large-Cap Growth and RCM Mid-Cap Funds has adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 (which policies are set forth in the Statement of Additional Information) and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, placement warrants or other structured products.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use GrassrootsSM Research in addition to their traditional research activities. GrassrootsSM Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Prospectus	85

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund (except the NACM Mid-Cap Growth Fund, whose financial highlights information is presented further below, and the OCC Small-Cap Value Fund) for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements (except those of the NACM Mid-Cap Growth and OCC Small-Cap Value Funds), are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor. The OCC Small-Cap Value Fund recently commenced operations, and financial statements for that Fund are not included in the Trust’s annual reports for the periods shown.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Capital Appreciation Fund
Class A
06/30/2007	$19.71	$0.04	$2.64	$2.68	$(0.02)	$(1.37)
06/30/2006	17.93	0.04	1.74	1.78	— (b)	—
06/30/2005	16.28	0.08	1.64	1.72	(0.07)	—
06/30/2004	14.03	(0.01)	2.26	2.25	—	—
06/30/2003	14.64	(0.01)	(0.60)	(0.61)	—	—
Class B
06/30/2007	18.35	(0.10)	2.45	2.35	— (b)	(1.37)
06/30/2006	16.82	(0.10)	1.63	1.53	— (b)	—
06/30/2005	15.34	(0.04)	1.53	1.49	(0.01)	—
06/30/2004	13.31	(0.12)	2.15	2.03	—	—
06/30/2003	14.00	(0.10)	(0.59)	(0.69)	—	—
Class C
06/30/2007	18.39	(0.10)	2.45	2.35	— (b)	(1.37)
06/30/2006	16.85	(0.10)	1.64	1.54	— (b)	—
06/30/2005	15.37	(0.04)	1.54	1.50	(0.02)	—
06/30/2004	13.34	(0.12)	2.15	2.03	—	—
06/30/2003	14.03	(0.10)	(0.59)	(0.69)	—	—
CCM Focused Growth Fund
Class A
07/05/2006 – 06/30/2007	$9.30	$(0.02)	$1.36	$1.34	$(0.03)	$(0.14)
Class C
07/05/2006 – 06/30/2007	9.30	(0.09)	1.36	1.27	(0.01)	(0.14)
CCM Mid-Cap Fund
Class A
06/30/2007	$27.57	$(0.01)	$3.65	$3.64	$—	$(2.87)
06/30/2006	24.47	(0.02)	3.12	3.10	—	—
06/30/2005	21.26	(0.02)	3.23	3.21	—	—
06/30/2004	17.28	(0.06)	4.04	3.98	—	—
06/30/2003	17.73	(0.05)	(0.40)	(0.45)	—	—
Class B
06/30/2007	25.68	(0.19)	3.35	3.16	—	(2.87)
06/30/2006	22.96	(0.20)	2.92	2.72	—	—
06/30/2005	20.10	(0.17)	3.03	2.86	—	—
06/30/2004	16.46	(0.19)	3.83	3.64	—	—
06/30/2003	17.03	(0.16)	(0.41)	(0.57)	—	—
Class C
06/30/2007	25.69	(0.20)	3.37	3.17	—	(2.87)
06/30/2006	22.97	(0.20)	2.92	2.72	—	—
06/30/2005	20.11	(0.17)	3.03	2.86	—	—
06/30/2004	16.47	(0.19)	3.83	3.64	—	—
06/30/2003	17.03	(0.16)	(0.40)	(0.56)	—	—

*	Annualized.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.55 and 12.60%, respectively.

(d)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.66 and 11.78%, respectively.

(e)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.67 and 11.77%, respectively.

86	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(1.39)	$—	(b)	$21.00		14.18%	$448,379	1.08%		0.21%		150%
—	—	—	(b)	19.71		9.95	361,002	1.12		0.19		161
—	(0.07)	—		17.93		10.58	271,755	1.11		0.48		137
—	—	—		16.28		16.04	174,260	1.11		(0.05)		148
—	—	—		14.03		(4.17)	147,590	1.10		(0.07)		161

—	(1.37)	—	(b)	19.33		13.36	60,862	1.83		(0.52)		150
—	—	—	(b)	18.35		9.10	75,309	1.87		(0.56)		161
—	(0.01)	—		16.82		9.74	67,785	1.86		(0.24)		137
—	—	—		15.34		15.25	70,884	1.86		(0.80)		148
—	—	—		13.31		(4.93)	63,258	1.85		(0.82)		161

—	1.37	—	(b)	19.37		13.33	134,475	1.83		(0.53)		150
—	—	—	(b)	18.39		9.14	138,280	1.87		(0.56)		161
—	(0.02)	—		16.85		9.74	111,461	1.86		(0.24)		137
—	—	—		15.37		15.22	101,288	1.86		(0.80)		148
—	—	—		13.34		(4.90)	85,969	1.85		(0.82)		161

$—	$(0.17)	$—		$10.47		14.60%	$1,704	1.11	%*	(0.23	)%*	106%

—	(0.15)	–		10.42		13.81	1,351	1.86	*	(0.91	) *	106

$—	$(2.87)	$—	(b)	$28.34		14.52%	$334,271	1.09%		(0.05)%		164%
—	—	—	(b)	27.57	(c)	12.67 (c)	353,019	1.11		(0.06)		174
—	—	—		24.47		15.10	209,885	1.11		(0.08)		140
—	—	—		21.26		23.03	145,095	1.11		(0.29)		165
—	—	—		17.28		(2.54)	109,110	1.11		(0.34)		155

—	(2.87)	—	(b)	25.97		13.67	64,763	1.84		(0.79)		164
—	—	—	(b)	25.68	(d)	11.85 (d)	85,023	1.86		(0.81)		174
—	—	—		22.96		14.23	61,076	1.86		(0.84)		140
—	—	—		20.10		22.11	63,988	1.86		(1.04)		165
—	—	—		16.46		(3.35)	56,490	1.86		(1.08)		155

—	(2.87)	—	(b)	25.99		13.71	102,361	1.84		(0.80)		164
—	—	—	(b)	25.69	(e)	11.84 (e)	122,217	1.86		(0.80)		174
—	—	—		22.97		14.22	88,789	1.86		(0.83)		140
—	—	—		20.11		22.10	79,106	1.86		(1.04)		165
—	—	—		16.47		(3.29)	69,989	1.86		(1.09)		155

Prospectus	87

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
NACM Growth Fund
Class A
06/30/2007	$12.89	$0.02	$2.63	$2.65	$—	$(0.34)	$—	$(0.34)
06/30/2006	12.72	0.01	1.17	1.18	—	(1.01)	—	(1.01)
06/30/2005	11.94	0.01	1.06	1.07	—	(0.29)	—	(0.29)
06/30/2004	11.21	(0.07)	0.93	0.86	—	(0.13)	—	(0.13)
07/19/2002 – 06/30/2003	10.00	(0.03)	1.24	1.21	—	—	—	—
Class B
06/30/2007	12.47	(0.09)	2.55	2.46	—	(0.34)	—	(0.34)
06/30/2006	12.44	(0.09)	1.13	1.04	—	(1.01)	—	(1.01)
06/30/2005	11.76	(0.08)	1.05	0.97	—	(0.29)	—	(0.29)
06/30/2004	11.13	(0.15)	0.91	0.76	—	(0.13)	—	(0.13)
07/19/2002 – 06/30/2003	10.00	(0.10)	1.23	1.13	—	—	—	—
Class C
06/30/2007	12.47	(0.10)	2.55	2.45	—	(0.34)	—	(0.34)
06/30/2006	12.43	(0.08)	1.13	1.05	—	(1.01)	—	(1.01)
06/30/2005	11.76	(0.08)	1.04	0.96	—	(0.29)	—	(0.29)
06/30/2004	11.13	(0.15)	0.91	0.76	—	(0.13)	—	(0.13)
07/19/2002 – 06/30/2003	10.00	(0.10)	1.23	1.13	—	—	—	—
NACM Income & Growth Fund
Class A
02/28/2007 – 06/30/2007	$15.00	$0.28	$0.51	$0.79	$(0.22)	$(0.03)	$—	$(0.25)
Class C
02/28/2007 – 06/30/2007	15.00	0.27	0.48	0.75	(0.21)	(0.03)	—	(0.24)
NFJ All-Cap Value Fund(n)
Class A
06/30/2007	$17.36	$0.26	$2.97	$3.23	$(0.16)	$(0.40)	$—	$(0.56)
06/30/2006	15.76	0.15	2.13	2.28	(0.03)	(0.65)	—	(0.68)
06/30/2005	15.24	0.10	1.23	1.33	—	(0.83)	—	(0.83)
06/30/2004	12.36	0.02	3.32	3.34	(0.04)	(0.42)	—	(0.46)
07/19/2002 – 06/30/2003	10.00	0.07	2.51	2.58	(0.05)	(0.17)	—	(0.22)
Class B
06/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)	—	(0.45)
06/30/2006	15.45	0.02	2.08	2.10	— (i)	(0.65)	—	(0.65)
06/30/2005	15.06	(0.01)	1.21	1.20	—	(0.83)	—	(0.83)
06/30/2004	12.30	(0.08)	3.29	3.21	(0.03)	(0.42)	—	(0.45)
07/19/2002 – 06/30/2003	10.00	(0.02)	2.51	2.49	(0.02)	(0.17)	—	(0.19)
Class C
06/30/2007	16.90	(0.11)	2.89	3.00	(0.05)	(0.40)	—	(0.45)
06/30/2006	15.45	0.02	2.08	2.10	— (i)	(0.65)	—	(0.65)
06/30/2005	15.06	(0.01)	1.21	1.20	—	(0.83)	—	(0.83)
06/30/2004	12.29	(0.09)	3.29	3.20	(0.01)	(0.42)	—	(0.43)
07/19/2002 – 06/30/2003	10.00	(0.01)	2.50	2.49	(0.03)	(0.17)	—	(0.20)

*	Annualized
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 12.55%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.
(h)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(i)	Amount less than $0.01.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(k)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(l)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(m)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.92%.
(n)	Prior to April 2, 2007, the Fund was named “Allianz NACM Flex-Cap Value Fund” and was sub-advised by Nicholas-Applegate Capital Management LLC.

88	Allianz Funds

Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	(i)	$15.20	20.79%	$9,411	1.17%		0.12%		168%
—	(i)	12.89	9.46	945	1.16	(l)	0.07		152
—		12.72	8.95	587	1.23	(h)	0.10		274
—		11.94	7.71	481	1.26		(0.55)		160
—		11.21	12.10	81	1.25	* (b)	(0.28	) *	167

—	(i)	14.59	19.96	6,483	1.93		(0.65)		168
—	(i)	12.47	8.50	1,560	1.91	(m)	(0.68)		152
—		12.44	8.23	1,400	1.97	(h)	(0.64)		274
—		11.76	6.87	672	2.00		(1.30)		160
—		11.13	11.30	160	2.00	* (c)	(0.95	) *	167

—	(i)	14.58	19.88	6,923	1.93		(0.69)		168
—	(i)	12.47	8.60	918	1.91	(m)	(0.65)		152
—		12.43	8.15	486	1.98	(h)	(0.66)		274
—		11.76	6.87	357	2.01		(1.30)		160
—		11.13	11.30	118	2.00	* (g)	(1.00	) *	167

$—		$15.54	$5.19	$246	1.33	%*	5.40	%*	127%

—		15.51	4.94	195	2.06	*	5.27	*	127

$—	(i)	$20.03	18.76%	$8,636	1.33%		1.36%		122%
—	(i)	17.36	14.70	4,452	1.32	(j)	0.90		55
0.02		15.76	8.77	2,696	1.38	(h)	0.61		150
—		15.24	27.33	1,545	1.40		0.17		145
—		12.36	26.06	36	1.41	* (d)	0.70	*	173

—	(i)	19.45	17.89	6,174	2.08		0.60		122
—	(i)	16.90	13.78	4,515	2.07	(k)	0.15		55
0.02		15.45	7.99	2,657	2.12	(h)	(0.07)		150
—		15.06	26.39	1,237	2.15		(0.58)		145
—		12.30	25.09	52	2.16	* (e)	(0.19	) *	173

—	(i)	19.45	17.86	8,359	2.08		0.61		122
—	(i)	16.90	13.78	5,727	2.07	(k)	0.14		55
0.02		15.45	7.99	5,155	2.12	(h)	(0.08)		150
—		15.06	26.36	2,107	2.15		(0.60)		145
—		12.29	25.12	103	2.16	* (f)	(0.14	) *	173

Prospectus	89

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Dividend Value Fund
Class A
06/30/2007	$15.35	$0.39	$3.21	$3.60	$(0.33)	$(0.29)
06/30/2006	13.71	0.37	1.88	2.25	(0.39)	(0.22)
06/30/2005	12.48	0.30	1.37	1.67	(0.29)	(0.15)
06/30/2004	10.47	0.29	2.04	2.33	(0.23)	(0.09)
06/30/2003	11.31	0.30	(0.31)	(0.01)	(0.33)	(0.50)
Class B
06/30/2007	15.25	0.25	3.20	3.45	(0.16)	(0.29)
06/30/2006	13.58	0.26	1.87	2.13	(0.24)	(0.22)
06/30/2005	12.39	0.20	1.35	1.55	(0.21)	(0.15)
06/30/2004	10.41	0.19	2.04	2.23	(0.16)	(0.09)
06/30/2003	11.29	0.23	(0.32)	(0.09)	(0.29)	(0.50)
Class C
06/30/2007	15.23	0.26	3.18	3.44	(0.17)	(0.29)
06/30/2006	13.58	0.26	1.86	2.12	(0.25)	(0.22)
06/30/2005	12.38	0.20	1.36	1.56	(0.21)	(0.15)
06/30/2004	10.40	0.19	2.04	2.23	(0.16)	(0.09)
06/30/2003	11.28	0.23	(0.31)	(0.08)	(0.30)	(0.50)
NFJ Large-Cap Value Fund
Class A
06/30/2007	$17.69	$0.32	$3.36	$3.68	$(0.27)	$(0.41)
06/30/2006	15.97	0.31	2.07	2.38	(0.29)	(0.37)
06/30/2005	14.58	0.23	1.94	2.17	(0.20)	(0.59)
06/30/2004	12.22	0.17	2.37	2.54	(0.18)	—
07/19/2002 – 06/30/2003	11.07	0.23	1.39	1.62	(0.21)	(0.26)
Class B
06/30/2007	17.56	0.16	3.36	3.52	(0.11)	(0.41)
06/30/2006	15.83	0.19	2.05	2.24	(0.14)	(0.37)
06/30/2005	14.49	0.11	1.93	2.04	(0.12)	(0.59)
06/30/2004	12.16	0.07	2.36	2.43	(0.10)	—
07/19/2002 – 06/30/2003	11.07	0.14	1.38	1.52	(0.17)	(0.26)
Class C
06/30/2007	17.58	0.16	3.35	3.51	(0.12)	(0.41)
06/30/2006	15.83	0.19	2.06	2.25	(0.13)	(0.37)
06/30/2005	14.49	0.11	1.92	2.03	(0.11)	(0.59)
06/30/2004	12.16	0.08	2.35	2.43	(0.10)	—
07/19/2002 – 06/30/2003	11.07	0.15	1.38	1.53	(0.18)	(0.26)
NFJ Mid-Cap Value Fund
Class A
08/22/2006 – 06/30/2007	$15.00	$0.51	$2.33	$2.84	$(0.34)	$(0.01)
Class C
08/22/2006 – 06/30/2007	15.00	0.33	2.39	2.72	(0.29)	(0.01)
NFJ Small-Cap Value Fund
Class A
06/30/2007	$31.47	$0.78	$5.59	$6.37	$(0.55)	$(2.52)
06/30/2006	30.26	0.61	3.59	4.20	(0.52)	(2.47)
06/30/2005	27.30	0.52	4.43	4.95	(0.39)	(1.60)
06/30/2004	21.59	0.49	5.72	6.21	(0.27)	(0.23)
06/30/2003	21.51	0.35	(0.01)	0.34	(0.21)	(0.05)
Class B
06/30/2007	30.46	0.51	5.40	5.91	(0.33)	(2.52)
06/30/2006	29.36	0.36	3.49	3.85	(0.28)	(2.47)
06/30/2005	26.65	0.29	4.32	4.61	(0.30)	(1.60)
06/30/2004	21.17	0.29	5.61	5.90	(0.19)	(0.23)
06/30/2003	21.19	0.19	(0.01)	0.18	(0.15)	(0.05)
Class C
06/30/2007	30.49	0.51	5.41	5.92	(0.33)	(2.52)
06/30/2006	29.40	0.36	3.50	3.86	(0.30)	(2.47)
06/30/2005	26.69	0.29	4.32	4.61	(0.30)	(1.60)
06/30/2004	21.21	0.29	5.61	5.90	(0.19)	(0.23)
06/30/2003	21.23	0.20	(0.02)	0.18	(0.15)	(0.05)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(d)	Less than $0.01 per share.

90	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.62)	$—	(d)	$18.33	23.78%	$3,480,442	1.05%		2.25%		29%
—	(0.61)	—	(d)	15.35	16.73	1,002,333	1.10		2.50		26
—	(0.44)	—		13.71	13.54	268,945	1.17	(b)	2.28		30
—	(0.32)	—		12.48	22.46	88,569	1.20		2.40		36
—	(0.83)	—		10.47	0.49	12,878	1.20		3.07		43

—	(0.45)	—	(d)	18.25	22.80	485,664	1.80		1.50		29
—	(0.46)	—	(d)	15.25	15.94	279,643	1.85		1.77		26
—	(0.36)	—		13.58	12.57	122,934	1.92	(b)	1.53		30
—	(0.25)	—		12.39	21.57	51,301	1.95		1.64		36
—	(0.79)	—		10.41	(0.27)	8,913	1.95		2.31		43

—	(0.46)	—	(d)	18.21	22.81	1,747,103	1.80		1.50		29
—	(0.47)	—	(d)	15.23	15.84	712,851	1.85		1.77		26
—	(0.36)	—		13.58	12.70	270,801	1.92	(b)	1.53		30
—	(0.25)	—		12.38	21.57	88,221	1.95		1.64		36
—	(0.80)	—		10.40	(0.26)	17,843	1.95		2.32		43

$—	$(0.68)	$—	(d)	$20.69	21.09%	$211,263	1.12%		1.63%		26%
—	(0.66)	—	(d)	17.69	15.23	36,954	1.12		1.85		32
—	(0.79)	0.01		15.97	15.24	17,189	1.16	(b)	1.49		35
—	(0.18)	—		14.58	20.92	3,723	1.20		1.25		99
—	(0.47)	—		12.22	14.85	431	1.20	*	2.12	*	54

—	(0.52)	—	(d)	20.56	20.16	42,013	1.87		0.84		26
—	(0.51)	—	(d)	17.56	14.41	22,939	1.87		1.12		32
—	(0.71)	0.01		15.83	14.37	13,298	1.89	(b)	0.74		35
—	(0.10)	—		14.49	20.07	2,088	1.95		0.52		99
—	(0.43)	—		12.16	13.98	263	1.95	*	1.33	*	54

—	(0.53)	—	(d)	20.56	20.17	95,578	1.87		0.86		26
—	(0.50)	—	(d)	17.58	14.45	32,171	1.87		1.10		32
—	(0.70)	0.01		15.83	14.33	16,576	1.91	(b)	0.73		35
—	(0.10)	—		14.49	20.05	3,612	1.95		0.56		99
—	(0.44)	—		12.16	14.02	735	1.95	*	1.39	*	54

$—	$(0.35)	$—	(d)	$17.49	19.08%	$8,588	1.25	%*	3.53	%*	33%

—	(0.30)	—	(d)	17.42	18.29	3,028	2.00	*	2.31	*	33

$—	$(3.07)	$—	(d)	$34.77	21.25%	$1,961,925	1.22%		2.38%		27%
—	(2.99)	—	(d)	31.47	14.50	1,745,770	1.25		1.97		32
—	(1.99)	—		30.26	18.55	1,566,529	1.26	(c)	1.83		20
—	(0.50)	—		27.30	29.04	1,177,495	1.26		1.98		30
—	(0.26)	—		21.59	1.72	662,081	1.25		1.76		20

—	(2.85)	—	(d)	33.52	20.37	288,895	1.97		1.62		27
—	(2.75)	—	(d)	30.46	13.64	294,769	2.00		1.20		32
—	(1.90)	—		29.36	17.66	321,909	2.01	(c)	1.05		20
—	(0.42)	—		26.65	28.11	328,265	2.01		1.19		30
—	(0.20)	—		21.17	0.95	249,479	2.00		0.99		20

—	(2.85)	—	(d)	33.56	20.32	592,171	1.97		1.62		27
—	(2.77)	—	(d)	30.49	13.68	579,280	2.00		1.21		32
—	(1.90)	—		29.40	17.64	589,448	2.01	(c)	1.06		20
—	(0.42)	—		26.69	28.08	563,018	2.01		1.20		30
—	(0.20)	—		21.21	0.96	388,065	2.00		1.01		20

Prospectus	91

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
OCC Core Equity Fund
Class A
06/30/2007	$10.82	$0.06	$1.99	$2.05	$(0.03)	$(0.17)
06/30/2006	10.25	0.14	0.61	0.75	(0.05)	(0.13)
03/31/2005 – 06/30/2005	10.00	0.02	0.23	0.25	—	—
Class C
06/30/2007	10.74	(0.03)	1.97	1.94	— (b)	(0.17)
06/30/2006	10.23	(0.01)	0.68	0.67	(0.03)	(0.13)
03/31/2005 – 06/30/2005	10.00	—	0.23	0.23	—	—
OCC Value Fund
Class A
06/30/2007	$16.09	$0.19	$3.47	$3.66	$(0.20)	$(1.24)
06/30/2006	17.25	0.17	1.19	1.36	(0.17)	(2.35)
06/30/2005	17.16	0.14	0.48	0.62	(0.07)	(0.46)
06/30/2004	12.71	0.10	4.41	4.51	(0.06)	—
06/30/2003	13.75	0.10	(0.56)	(0.46)	—	(0.58)
Class B
06/30/2007	15.47	0.06	3.33	3.39	(0.08)	(1.24)
06/30/2006	16.70	0.05	1.13	1.18	(0.06)	(2.35)
06/30/2005	16.69	0.01	0.48	0.49	(0.02)	(0.46)
06/30/2004	12.42	(0.02)	4.31	4.29	(0.02)	—
06/30/2003	13.55	0.01	(0.56)	(0.55)	—	(0.58)
Class C
06/30/2007	15.50	0.06	3.34	3.40	(0.08)	(1.24)
06/30/2006	16.70	0.05	1.14	1.19	(0.04)	(2.35)
06/30/2005	16.70	0.01	0.47	0.48	(0.02)	(0.46)
06/30/2004	12.43	(0.02)	4.31	4.29	(0.02)	—
06/30/2003	13.55	0.01	(0.55)	(0.54)	—	(0.58)
OCC Equity Premium Strategy Fund(†)
Class A
06/30/2007	$8.29	$0.04	$1.72	$1.76	$—	$(0.58)
06/30/2006	7.91	0.03	0.65	0.68	— (b)	(0.30)
06/30/2005	7.58	0.07	0.35	0.42	(0.09)	—
06/30/2004	6.51	0.08	1.09	1.17	(0.10)	—
06/30/2003	6.97	0.08	(0.45)	(0.37)	(0.09)	—
Class B
06/30/2007	8.10	(0.03)	1.69	1.66	—	(0.58)
06/30/2006	7.79	(0.03)	0.64	0.61	— (b)	(0.30)
06/30/2005	7.47	0.01	0.35	0.36	(0.04)	—
06/30/2004	6.42	0.03	1.07	1.10	(0.05)	—
06/30/2003	6.89	0.04	(0.45)	(0.41)	(0.06)	—
Class C
06/30/2007	8.09	(0.03)	1.69	1.66	—	(0.58)
06/30/2006	7.79	(0.03)	0.63	0.60	— (b)	(0.30)
06/30/2005	7.46	0.01	0.36	0.37	(0.04)	—
06/30/2004	6.42	0.03	1.06	1.09	(0.05)	—
06/30/2003	6.89	0.04	(0.45)	(0.41)	(0.06)	—

*	Annualized
(†)	Formerly the PEA Equity Premium Strategy Fund.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.95%.
(e)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.24 and 3.55%, respectively.

(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.18%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.87%.
(h)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(i)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(j)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.83%, respectively.

(k)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.78%, respectively.

(l)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.50%
(m)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 4.72%.
(n)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 4.86%.
(o)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01%, respectively.

92	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.20)	$—		$12.67		19.14%		$2,010	1.12%		0.48%	62%
—	(0.18)	—	(b)	10.82		7.32		1,523	1.13	(f)	1.31	80
—	—	—		10.25		2.50		10	1.14	* (c)	0.74 *	13

—	(0.17)	—		12.51		18.22		470	1.87		(0.24)	62
—	(0.16)	—	(b)	10.74		6.59		144	1.86	(g)	(0.06)	80
—	—	—		10.23		2.30		10	1.92	* (d)	(0.04)*	13

$—	$(1.44)	$—	(b)	$18.31		23.19%		$628,659	1.10%		1.09%	95%
—	(2.52)	—	(b)	16.09		8.11		612,706	1.11		1.03	63
—	(0.53)	—		17.25	(e)	3.60	(e)	930,699	1.11	(h)	0.80	101
—	(0.06)	—		17.16		35.58		867,400	1.11		0.61	67
—	(0.58)	—		12.71		(2.80)		275,622	1.10		0.87	152

—	(1.32)	—	(b)	17.54		22.27		377,067	1.85		0.34	95
—	(2.41)	—	(b)	15.47		7.23		383,135	1.86		0.30	63
—	(0.48)	—		16.70	(j)	2.87	(j)	506,068	1.86	(h)	0.05	101
—	(0.02)	—		16.69		34.55		475,577	1.86		(0.14)	67
—	(0.58)	—		12.42		(3.53)		241,311	1.85		0.12	152

—	(1.32)	—	(b)	17.58		22.28		468,853	1.85		0.34	95
—	(2.39)	—	(b)	15.50		7.31		484,061	1.86		0.28	63
—	(0.48)	—		16.70	(k)	2.82	(k)	728,865	1.86	(h)	0.05	101
—	(0.02)	—		16.70		34.53		699,047	1.86		(0.14)	67
—	(0.58)	—		12.43		(3.45)		315,256	1.85		0.12	152

$—	$(0.58)	$—		$9.47	(o)	21.84	%(o)	$29,137	1.28%		0.40%	135%
—	(0.30)	—	(b)	8.29		8.52		26,588	1.31		0.40	149
—	(0.09)	—		7.91		5.55	(l)	24,160	1.34	(i)	0.92	24
—	(0.10)	—		7.58		17.96		25,300	1.36		1.14	83
—	(0.09)	—		6.51		(5.17)		23,125	1.36		1.37	84

—	(0.58)	—		9.18	(o)	20.95	(o)	15,734	2.03		(0.35)	135
—	(0.30)	—	(b)	8.10		7.84		15,882	2.05		(0.37)	149
—	(0.04)	—		7.79		4.77	(m)	19,530	2.09	(i)	0.17	24
—	(0.05)	—		7.47		17.12		23,837	2.11		0.38	83
—	(0.06)	—		6.42		(5.88)		17,237	2.11		0.60	84

—	(0.58)	—		9.17	(o)	20.98	(o)	22,093	2.03		(0.33)	135
—	(0.30)	—	(b)	8.09		7.71		18,582	2.05		(0.37)	149
—	(0.04)	—		7.79		4.91	(n)	23,390	2.09	(i)	0.17	24
—	(0.05)	—		7.46		16.93		28,626	2.11		0.38	83
—	(0.06)	—		6.42		(5.85)		23,619	2.11		0.61	84

Prospectus	93

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
OCC Growth Fund(i)
Class A
06/30/2007	$22.63	$(0.04)	$5.63	$5.59	$—	$—
06/30/2006	20.55	(0.04)	2.12	2.08	—	—
06/30/2005	19.94	0.04	0.57	0.61	—	—
06/30/2004	16.70	(0.06)	3.30	3.24	—	—
06/30/2003	18.10	(0.03)	(1.37)	(1.40)	—	—
Class B
06/30/2007	19.05	(0.19)	4.72	4.53	—	—
06/30/2006	17.43	(0.17)	1.79	1.62	—	—
06/30/2005	17.04	(0.09)	0.48	0.39	—	—
06/30/2004	14.38	(0.17)	2.83	2.66	—	—
06/30/2003	15.71	(0.13)	(1.20)	(1.33)	—	—
Class C
06/30/2007	19.05	(0.19)	4.72	4.53	—	—
06/30/2006	17.43	(0.17)	1.79	1.62	—	—
06/30/2005	17.04	(0.09)	0.48	0.39	—	—
06/30/2004	14.38	(0.17)	2.83	2.66	—	—
06/30/2003	15.71	(0.13)	(1.20)	(1.33)	—	—

*	Annualized
(i)	Formerly the PEA Growth Fund.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.

(c)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.41 and 2.16%, respectively.

(d)	Less than $0.01 per share.
(e)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $20.52 and 2.93%, respectively.

(f)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $19.91 and 19.21%, respectively.

(g)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01%, respectively.

94	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	(d)	$28.22	(g)	24.70	% (g)	$107,105	1.16%	(0.15)%	79%
—	—	—	(d)	22.63		10.12		82,137	1.17	(0.18)	115
—	—	—		20.55	(e)	3.06	(e)	85,553	1.16	0.19	39
—	—	—		19.94	(f)	19.40	(f)	101,505	1.16	(0.31)	71
—	—	—		16.70		(7.73)		94,428	1.16	(0.19)	70

—	—	—	(d)	23.58	(g)	23.78	(g)	25,740	1.91	(0.91)	79
—	—	—	(d)	19.05		9.29		28,831	1.92	(0.93)	115
—	—	—		17.43	(c)	2.29	(c)	41,545	1.91	(0.56)	39
—	—	—		17.04	(b)	18.50	(b)	57,743	1.91	(1.05)	71
—	—	—		14.38		(8.47)		65,651	1.91	(0.94)	70

—	—	—	(d)	23.58	(g)	23.78	(g)	425,999	1.91	(0.91)	79
—	—	—	(d)	19.05		9.29		411,731	1.92	(0.93)	115
—	—	—		17.43	(c)	2.29	(c)	480,947	1.91	(0.56)	39
—	—	—		17.04	(b)	18.50	(b)	611,348	1.91	(1.06)	71
—	—	—		14.38		(8.47)		648,456	1.91	(0.94)	70

Prospectus	95

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
OCC Opportunity Fund(i)
Class A
06/30/2007	$25.47	$(0.28)	$6.55	$6.27	$—	$(0.54)
06/30/2006	22.19	(0.25)	3.53	3.28	—	—
06/30/2005	20.99	(0.22)	1.42	1.20	—	—
06/30/2004	15.49	(0.19)	5.69	5.50	—	—
06/30/2003	15.01	(0.13)	0.61	0.48	—	—
Class B
06/30/2007	20.19	(0.28)	5.15	4.77	—	(0.54)
06/30/2006	17.72	(0.35)	2.82	2.47	—	—
06/30/2005	16.89	(0.30)	1.13	0.83	—	—
06/30/2004	12.56	(0.28)	4.61	4.33	—	—
06/30/2003	12.26	(0.19)	0.49	0.30	—	—
Class C
06/30/2007	20.18	(0.38)	5.16	4.78	—	(0.54)
06/30/2006	17.72	(0.35)	2.81	2.46	—	—
06/30/2005	16.89	(0.30)	1.13	0.83	—	—
06/30/2004	12.56	(0.27)	4.60	4.33	—	—
06/30/2003	12.26	(0.19)	0.49	0.30	—	—
OCC Target Fund(ii)
Class A
06/30/2007	$19.71	$(0.12)	$5.39	$5.27	$—	$—
06/30/2006	17.84	(0.15)	2.02	1.87	—	—
06/30/2005	17.17	(0.12)	0.79	0.67	—	—
06/30/2004	13.34	(0.12)	3.95	3.83	—	—
06/30/2003	13.32	(0.08)	0.10	0.02	—	—
Class B
06/30/2007	17.04	(0.24)	4.64	4.40	—	—
06/30/2006	15.55	(0.25)	1.74	1.49	—	—
06/30/2005	15.07	(0.21)	0.69	0.48	—	—
06/30/2004	11.80	(0.21)	3.48	3.27	—	—
06/30/2003	11.86	(0.15)	0.09	(0.06)	—	—
Class C
06/30/2007	17.04	(0.24)	4.64	4.40	—	—
06/30/2006	15.54	(0.25)	1.75	1.50	—	—
06/30/2005	15.07	(0.21)	0.68	0.47	—	—
06/30/2004	11.79	(0.21)	3.49	3.28	—	—
06/30/2003	11.86	(0.15)	0.08	(0.07)	—	—

(i)	Formerly the PEA Opportunity Fund.
(ii)	Formerly the PEA Target Fund.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.71%.
(c)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.49%.
(d)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 4.90%.
(e)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 34.46%.
(f)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.88%.
(g)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 28.69%.
(h)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 3.16%.
(i)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.69%.
(j)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.10%.
(k)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.80%.
(l)	Amount is less than $0.01.
(m)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.45 and 14.68%, respectively.

(n)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 13.81%, respectively.

(o)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.16 and 13.75%, respectively.

(p)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.

(q)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.56%, respectively.

(r)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.63%, respectively.

96	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.54)	$—	(l)	$31.20		24.85%		$69,160	1.32%	(1.00)%	148%
—	—	—	(l)	25.47	(m)	14.78	(m)	55.768	1.32	(1.02)	171
—	—	—		22.19		5.72	(b)	52,118	1.31	(1.04)	139
—	—	—		20.99		35.51	(c)	60,781	1.31	(1.00)	184
—	—	—		15.49		3.20		44,297	1.31	(1.08)	214

—	(0.54)	—	(l)	24.42		23.91		17,107	2.07	(1.76)	148
—	—	—	(l)	20.19	(n)	13.94	(n)	19,062	2.07	(1.77)	171
—	—	—		17.72		4.91	(d)	18,253	2.06	(1.79)	139
—	—	—		16.89		34.47	(e)	23,073	2.07	(1.77)	184
—	—	—		12.56		2.45		12,962	2.06	(1.83)	214

—	(0.54)	—	(l)	24.42		23.97		147,960	2.07	(1.75)	148
—	—	—	(l)	20.18	(o)	13.88	(o)	139,516	2.07	(1.77)	171
—	—	—		17.72		4.91	(d)	145,669	2.06	(1.79)	139
—	—	—		16.89		34.47	(e)	173,643	2.06	(1.74)	184
—	—	—		12.56		2.45		142,354	2.06	(1.83)	214

$—	$—	$—	(l)	$24.98		26.74%		$175,023	1.21%	(0.55)%	114%
—	—	—	(l)	19.71	(p)	10.48	(p)	169,007	1.22	(0.75)	134
—	—	—		17.84		3.90	(f)	186,300	1.21	(0.70)	103
—	—	—		17.17		28.71	(g)	209,123	1.21	(0.77)	96
—	—	—		13.34		0.15		148,721	1.21	(0.71)	105

—	—	—	(l)	21.44		25.82		50,506	1.96	(1.31)	114
—	—	—	(l)	17.04	(q)	9.58	(q)	62,324	1.97	(1.50)	134
—	—	—		15.55		3.19	(h)	80,594	1.96	(1.45)	103
—	—	—		15.07		27.71	(i)	106,709	1.96	(1.52)	96
—	—	—		11.80		(0.51)		105,896	1.96	(1.47)	105

—	—	—	(l)	21.44		25.82		432,836	1.96	(1.30)	114
—	—	—	(l)	17.04	(r)	9.65	(r)	422,314	1.97	(1.50)	134
—	—	—		15.54		3.12	(j)	489,743	1.96	(1.45)	103
—	—	—		15.07		27.82	(k)	600,439	1.96	(1.52)	96
—	—	—		11.79		(0.59)		538,347	1.96	(1.46)	105

Prospectus	97

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
RCM Large-Cap Growth Fund
Class A
06/30/2007	$13.67	$0.02	$2.13	$2.15	$(0.04)		$(0.74)
06/30/2006	12.68	— (c)	0.99	0.99	—	(c)	—
06/30/2005	12.13	0.02	0.54	0.56	(0.01)		—
06/30/2004	10.89	(0.02)	1.29	1.27	(0.03)		—
06/30/2003	10.94	0.02	(0.03)	(0.01)	(0.03)		—
Class B
06/30/2007	13.30	(0.09)	2.08	1.99	—	(c)	(0.74)
06/30/2006	12.44	(0.10)	0.96	0.86	—	(c)	—
06/30/2005	11.98	(0.07)	0.53	0.46	—		—
06/30/2004	10.80	(0.10)	1.28	1.18	—		—
06/30/2003	10.91	(0.07)	(0.02)	(0.09)	(0.02)		—
Class C
06/30/2007	13.33	(0.09)	2.07	1.98	—	(c)	(0.74)
06/30/2006	12.46	(0.10)	0.97	0.87	—	(c)	—
06/30/2005	12.00	(0.07)	0.53	0.46	—		—
06/30/2004	10.82	(0.11)	1.29	1.18	—		—
06/30/2003	10.90	(0.07)	(0.01)	(0.08)	—		—
RCM Mid-Cap Fund
Class A
06/30/2007	$2.89	$(0.01)	$0.57	$0.56	$—		$(0.58)
06/30/2006	2.58	(0.02)	0.33	0.31	—		—
06/30/2005	2.48	(0.01)	0.11	0.10	—		—
06/30/2004	2.04	(0.02)	0.46	0.44	—		—
06/30/2003	1.99	(0.02)	0.07	0.05	—		—
Class B
06/30/2007	2.83	(0.03)	0.56	0.53	—		(0.58)
06/30/2006	2.55	(0.04)	0.32	0.28	—		—
06/30/2005	2.47	(0.03)	0.11	0.08	—		—
06/30/2004	2.04	(0.04)	0.47	0.43	—		—
06/30/2003	2.00	(0.03)	0.07	0.04	—		—
Class C
06/30/2007	2.82	(0.03)	0.56	0.53	—		(0.58)
06/30/2006	2.54	(0.04)	0.32	0.28	—		—
06/30/2005	2.47	(0.03)	0.10	0.07	—		—
06/30/2004	2.04	(0.04)	0.47	0.43	—		—
06/30/2003	2.00	(0.03)	0.07	0.04	—		—
RCM Strategic Growth Fund
Class A
06/30/2007	$13.56	$(0.05)	$2.68	$2.63	$—		$—
03/31/2006† – 06/30/2006	15.00	(0.02)	(1.42)	(1.44)	—		—
Class C
06/30/2007	13.53	(0.16)	2.66	2.50	—		—
03/31/2006† – 06/30/2006	15.00	(0.05)	(1.42)	(1.47)	—		—

*	Annualized
#	Not annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Amount is less than $0.01.
(d)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.87 and 11.38%, respectively.

(e)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.81 and 10.34%, respectively.

(f)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.65%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.80 and 10.37%, respectively.

†	Commencement of operation.

98	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.78)	$—	(c)	$15.04		16.06%	$51,136	1.11%		0.11%	54%
—	—	—	(c)	13.67		7.82	56,247	1.12		0.01	74
—	(0.01)	—		12.68		4.65	43,387	1.18	(b)	0.17	118
—	(0.03)	—		12.13		11.66	37,102	1.21		(0.13)	82
(0.01)	(0.04)	—		10.89		(0.05)	19,560	1.20		0.15	25

—	(0.74)	—	(c)	14.55		15.30	10,770	1.86		(0.64)	54
—	—	—	(c)	13.30		6.92	11,034	1.87		(0.73)	74
—	—	—		12.44		3.84	8,357	1.93	(b)	(0.59)	118
—	—	—		11.98		10.94	8,381	1.96		(0.89)	82
—	(0.02)	—		10.80		(0.84)	4,384	1.95		(0.64)	25

—	(0.74)	—	(c)	14.57		15.19	10,862	1.86		(0.64)	54
—	—	—	(c)	13.33		6.99	10,312	1.87		(0.74)	74
—	—	—		12.46		3.83	7,857	1.93	(b)	(0.59)	118
—	—	—		12.00		10.93	7,821	1.96		(0.91)	82
—	—	—		10.82		(0.73)	3,699	1.95		(0.68)	25

$—	$(0.58)	$—	(c)	$2.87		21.69%	$3,640	1.17%		(0.49)%	102%
—	—	—	(c)	2.89	(d)	12.02 (d)	4,046	1.15		(0.52)	161
—	—	—		2.58		4.03	3,336	1.22	(b)	(0.59)	147
—	—	—		2.48		21.57	2,836	1.23		(0.78)	145
—	—	—		2.04		2.51	847	1.23		(0.85)	132

—	(0.58)	—	(c)	2.78		21.08	2,412	1.92		(1.24)	102
—	—	—	(c)	2.83	(e)	10.98 (e)	2,655	1.90		(1.26)	161
—	—	—		2.55		3.24	1,642	1.98	(b)	(1.35)	147
—	—	—		2.47		21.08	2,083	1.98		(1.51)	145
—	—	—		2.04		2.00	378	1.98		(1.58)	132

—	(0.58)	—	(c)	2.77		21.17	2,764	1.92		(1.25)	102
—	—	—	(c)	2.82	(f)	11.02 (f)	3,483	1.90		(1.26)	161
—	—	—		2.54		2.83	2,335	1.98	(b)	(1.35)	147
—	—	—		2.47		21.08	2,627	1.98		(1.53)	145
—	—	—		2.04		2.00	775	1.98		(1.60)	132

$—	$—	$—	(c)	$16.19		19.23%	$810	1.69%		(0.37)%	177%
—	—	—		13.56		(9.53)#	403	1.64	*	(0.44)*	113

—	—	—		16.03		18.39	68	2.42		(1.03)	177
—	—	—		13.53		(9.73)#	9	2.48	*	(1.47)*	113

Prospectus	99

Financial Highlights (continued)

The financial highlights table below is intended to help you understand the financial performance of the Institutional Class shares of the NACM Mid-Cap Growth Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The financial information shown below is that of Class I shares of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the NACM Mid-Cap Growth Fund’s predecessor (the “Predecessor Fund”), which reorganized into the NACM Mid-Cap Growth Fund on July 27, 2007. In the absence of such reorganization, the NACM Mid-Cap Growth Fund would not have any financial information to disclose. The Predecessor Fund did not offer Class A or Class C shares during the periods shown.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of the NACM Mid-Cap Growth Fund, assuming reinvestment of all dividends and distributions. The performance shown below is better than that which would have been achieved by Class A and Class C shares of the Fund because of the higher fees and expenses associated with Class A and Class C shares. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund’s financial statements, are included in the March 31, 2007 annual report to shareholders of Nicholas-Applegate Institutional Funds. The Predecessor Fund’s financial statement and the report of independent accountants thereon are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Capital Gains
U.S. SYSTEMATIC MID CAP GROWTH
For the period 04/01/07 through 06/30/07*	$13.77	$(0.01)	$0.61	$0.60	$—	$—
For the year ended 03/31/07	13.02	(0.04)	1.37	1.33	—	(0.58)
For the year ended 03/31/06	10.69	(0.04)	2.85	2.81	—	(0.48)
For the year ended 03/31/05	9.89	(0.04)	0.84	0.80	—	—
2/27/04 (Commenced) to 03/31/04	10.00	0.00 (6)	(0.11)	(0.11)	—	—

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)

Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

(4)	The expense reimbursement was terminated on January 23, 2006.
(5)	Net expenses include certain items not subject to expense reimbursement.
(6)	Less than one penny per share.
(7)	Inception to date Return.
(8)

The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses) of the U.S. Systematic Mid Cap Growth Fund did not exceed 1.33% throughout the year.

(9)	Not annualized.
(10)

Due to the realignment of the Fund’s portfolio in connection with the combination with U.S. Systematic Mid Cap Growth Fund, the cost of purchases of $1,095,903 and proceeds from sales of $1,041,817 have been excluded from the Portfolio Turnover calculation.

*	On May 11, 2007, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to June 30.

100	Allianz Funds

					Ratios to Average Net Assets(3)
Total Distribution	Net Asset Value, Ending	Total Return(2)		Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expense (Reimbursements) Recoupment(4)	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset(5)		Fund’s Portfolio Turnover Rate

$—	$14.37	4.36%		$3,478	(0.26%)	1.35%	—	1.35%	0.98%		41	%(9)
(0.58)	13.77	10.54%		3,335	(0.34%)	1.34%	—	1.34%	1.14%		191%
(0.48)	13.02	26.73%		3,348	(0.33%)	2.15%	(0.81%)	1.34%	1.01	%(8)	160%
—	10.69	8.09%		5,566	(0.36%)	1.97%	(0.63%)	1.34%	1.21%		146	%(10)
—	9.89	(1.10	%)(7)	5,347	(0.43%)	4.39%	(3.04%)	1.35%	1.35%		14%

Prospectus	101

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

• PIMCO

• NFJ Investment Group

• Cadence Capital Management

• RCM

• Nicholas-Applegate

• Oppenheimer Capital

www.allianzinvestors.com

This	cover is not part of the Prospectus

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 6/30/07. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2007. For information about any product, contact your financial advisor.        AZ000_19450

Filed pursuant to Rule 497(c)

File Nos. 33-36528 and 811-6161

Allianz Funds Prospectus

NOVEMBER 1, 2007

Stock Funds

Share Classes

Institutional
Administrative

CADENCE CAPITAL MANAGEMENT

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz CCM Focused Growth Fund

Allianz CCM Emerging Companies Fund

NFJ INVESTMENT GROUP

Allianz NFJ Large-Cap Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

Allianz NFJ International Value Fund

OPPENHEIMER CAPITAL

Allianz OCC Value Fund

Allianz OCC Renaissance Fund

Allianz OCC Small-Cap Value Fund

Allianz OCC Core Equity Fund

Allianz OCC Equity Premium Strategy Fund

Allianz OCC Growth Fund

Allianz OCC Target Fund

Allianz OCC Opportunity Fund

Allianz OCC International Equity Fund

This cover is not part of the Prospectus

Allianz Funds Prospectus

Allianz Funds

November 1, 2007

Share Classes Institutional and Administrative

This prospectus describes 19 mutual funds offered by Allianz Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and the affiliated and unaffiliated investment management organizations which serve as sub-advisers. As of September 30, 2007, the Adviser and its investment management affiliates managed approximately $781.3 billion in assets. The Adviser’s institutional heritage is reflected in the Allianz Funds offered in this Prospectus.

The prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Conten ts

Prospectus	1

Summary Information

The table below lists the investment objectives and certain investment characteristics of the Funds. The information contained in the table is for summary purposes only and is qualified in its entirety by reference to the discussion contained in the individual Fund Summaries beginning on page 4. These Fund Summaries also contain other important characteristics of the Funds.

Sub-Adviser	Fund	Investment Objective	Fund Focus	Approximate Number of Holdings
Cadence Capital Management	CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95
	CCM Emerging Companies	Long-term growth of capital	Smaller capitalization common stocks	75–120
	CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index	35–45
	CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95
NFJ Investment Group	NFJ All-Cap Value (formerly NACM Flex-Cap Value)	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50
	NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60
	NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60
	NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60
	NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50
	NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150
Oppenheimer Capital	OCC Core Equity	Long-term capital appreciation	Common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace	40–55
	OCC Equity Premium Strategy	Long-term growth of capital and current income	Large capitalization common stocks; written call options	40–80
	OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60
	OCC International Equity	Long-term capital appreciation	Common stocks of non-U.S. and international issuers which the portfolio manager believes are undervalued in the marketplace	35–65
	OCC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110
	OCC Renaissance	Long-term growth of capital and income	Undervalued stocks with improving business fundamentals	50–100
	OCC Small-Cap Value	Long-term growth of capital	Equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace	60–90
	OCC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100
	OCC Value	Long-term growth of capital and income	Undervalued larger capitalization stocks with improving business fundamentals	35–60

2	Allianz Funds

Summary Information (continued)

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund Summaries of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their Fund Summaries. Some Funds are subject to capitalization criteria percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

Prospectus	3

CCM Capital Appreciation Fund	Ticker Symbols: PAPIX (Inst. Class) PICAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks growth of capital	Fund Focus Larger capitalization common stocks	Approximate Primary Capitalization Range $1 billion or more
		Approximate Number of Holdings 75–95	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $1 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Credit Risk	• Management Risk
• Issuer Risk	• Liquidity Risk	• Turnover Risk
• Equity Securities Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (7/31/96), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

CCM Capital Appreciation Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	16.50%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	23.43%

	Lowest (3rd Qtr. ‘02)	-15.85%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (3/8/91)(5)
Institutional Class — Before Taxes	7.09%	5.15%	8.66%	11.93%
Institutional Class — After Taxes on Distributions(1)	5.95%	4.90%	6.75%	9.93%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	6.00%	4.42%	6.75%	9.72%
Administrative Class	6.84%	4.95%	8.43%	11.67%
Russell 1000 Growth Index(2)	9.07%	2.69%	5.44%	9.08%
S&P 500 Index(3)	15.79%	6.19%	8.42%	11.13%
Lipper Multi-Cap Growth Funds Average(4)	8.39%	4.77%	7.47%	11.24%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary benchmark because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategy.

(3)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(4)

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(5)	The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.23%	0.68%
Administrative	0.45	0.25%	0.23	0.93

(1)   Other Expenses reflects a 0.22% Administrative Fee paid by each class and approximately 0.01% in trustees’, shareholder meeting/proxy and interest expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$69	$218	$379	$847
Administrative	95	296	515	1,143

Prospectus	5

CCM Emerging Companies Fund	Ticker Symbols: PMCIX (Inst. Class) PMGAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 75–120	Approximate Primary Capitalization Range At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. companies with smaller market capitalizations (which the portfolio management team currently defines as companies with market capitalizations of at least $100 million and at or below the highest market capitalization of companies represented in the Russell 2000 Index ($5.2 billion as of September 30, 2007)) that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

The portfolio management team defines “emerging companies” as companies which it believes have improving fundamentals and whose stock is reasonably valued by the market. Although emerging companies may potentially be found in any market capitalization, in making investment decisions for the Fund, the portfolio management team primarily considers U.S. companies with smaller market capitalizations, as described above. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then subjects the most attractively ranked companies in the universe to an analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability, and normally selects individual stocks for the Fund from among the smaller capitalization companies identified in this analysis. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when the company has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. The Fund expects to invest a substantial portion of its assets in the securities of companies with smaller market capitalizations, as described above, and may invest in securities issued in initial public offerings (IPOs). At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may utilize stock index futures contracts.

The Fund is not currently open to new investors. See “Investment Options—Institutional Class and Administrative Class Shares—Disclosure Relating to the CCM Emerging Companies Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Liquidity Risk
• Equity Securities Risk	• Focused Investment Risk	• Management Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (4/1/96), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

CCM Emerging Companies Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	6.69%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘01)	26.11%

	Lowest (3rd Qtr. ‘98)	-20.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (6/25/93)(4)
Institutional Class — Before Taxes(1)	5.98%	10.75%	11.58%	14.18%
Institutional Class — After Taxes on Distributions(1)	3.98%	8.58%	9.53%	12.32%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	5.49%	8.47%	9.32%	11.96%
Administrative Class	5.73%	10.49%	11.31%	13.90%
Russell 2000 Growth Index(2)	13.35%	6.93%	4.88%	7.24%
Lipper Small-Cap Growth Funds Average(3)	10.44%	6.20%	8.41%	9.54%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.

(4)	The Fund began operations on 6/25/93. Index comparisons begin on 6/30/93.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	1.25%	None	0.26%	1.51%
Administrative	1.25	0.25%	0.26	1.76

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by each class and approximately 0.01% in trustees’, interest and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$154	$477	$824	$1,802
Administrative	179	554	954	2,073

Prospectus	7

CCM Focused Growth Fund	Ticker Symbols: AFGIX (Inst. Class) ALADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital	Fund Focus Common stocks of companies in the Russell 1000 Growth Index	Approximate Primary Capitalization Range $100 million or more

		Approximate Number of Holdings 35–45	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the changes in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

In selecting securities for the Fund’s portfolio, the portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Smaller Company Risk • Credit Risk • Focused Investment Risk	• Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (9/15/06), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

CCM Focused Growth Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	15.99%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘01)	18.14%

	Lowest (1st Qtr. ‘01)	-27.83%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception 8/31/99(4)
Institutional Class — Before Taxes(1)	10.65%	6.16%	1.16%
Institutional Class — After Taxes on Distributions(1)	10.26%	6.08%	0.53%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	7.25%	5.30%	0.68%
Administrative Class	10.40%	5.91%	0.92%
Russell 1000 Growth Index(2)	9.07%	2.69%	-1.98%
Lipper Multi-Cap Growth Funds Average(3)	8.39%	4.77%	1.51%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

(3)

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 8/31/99. Index comparisons begin on 8/31/99.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.26%	0.71%
Administrative	0.45	0.25%	0.26	0.96

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by each class and approximately 0.01% in trustees’ expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$73	$227	$395	$883
Administrative	98	306	531	1,178

Prospectus	9

CCM Mid-Cap Fund	Ticker Symbols: PMGIX (Inst. Class) PMCGX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks growth of capital	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 75–95	Approximate Primary Capitalization Range Same as the Russell Midcap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index (between $1.0 billion and $25.8 billion as of September 30, 2007).

The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or it an alternative investment is deemed more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Smaller Company Risk	• Management Risk
• Issuer Risk	• Credit Risk	• Turnover Risk
• Equity Securities Risk	• Liquidity Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (11/30/94), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

CCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	20.00%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ‘00)	23.82%

	Lowest (3rd Qtr. ‘98)	-14.40%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (8/26/91)(4)
Institutional Class — Before Taxes(1)	4.30%	7.99%	9.55%	12.24%
Institutional Class — After Taxes on Distributions(1)	2.55%	7.62%	7.99%	10.61%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	4.70%	6.89%	7.62%	10.17%
Administrative Class	4.05%	7.68%	9.28%	11.96%
Russell Midcap Growth Index(2)	10.66%	8.22%	8.62%	10.72%
Lipper Mid-Cap Core Funds Average(3)	12.10%	9.53%	9.93%	10.14%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.24%	0.69%
Administrative	0.45	0.25%	0.24	0.94

(1)

Other Expenses reflects a 0.23% Administrative Fee paid by each class and approximately 0.01% in trustees’, interest and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$70	$221	$384	$859
Administrative	96	300	520	1,155

Prospectus	11

NFJ All-Cap Value Fund	Ticker Symbols: PNFIX (Inst. Class) PNCAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued common stocks in a broad range of capitalizations Approximate Number of Holdings 35–50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in non-U.S. securities, including emerging markets securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers further narrow the universe through a combination of qualitative analysis and fundamental research. The portfolio managers seek to identify attractive securities within each market capitalization range and select approximately 35 to 50 securities for the Fund. Although the Fund will normally have some exposure to small, medium and large capitalization companies, the portfolio managers reserve the flexibility to vary the Fund’s relative weighting to each capitalization range. As a result, market capitalization weightings will vary over time.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund recently changed its name from “Allianz NACM Flex-Cap Value Fund,” and was previously sub-advised by Nicholas-Applegate Capital Management LLC using different investment strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. The Fund changed its sub-adviser, investment objective, and principal investment strategies on April 2, 2007; the performance results shown below would not necessarily have been achieved had the Fund’s current sub-adviser, investment objective and principal investment strategies been in place for the periods shown. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NFJ All-Cap Value Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	2.30%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	16.97%

	Lowest (1st Qtr. ‘03)	-4.33%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (7/19/02)(4)
Institutional Class — Before Taxes(1)	18.90%	20.39%
Institutional Class — After Taxes on Distributions(1)	17.78%	18.97%
Institutional Class —After Taxes on Distributions and Sale of Fund Shares(1)	12.48%	17.16%
Administrative Class	18.60%	20.09%
Russell 3000 Value Index(2)	22.34%	16.45%
Lipper Multi-Cap Value Funds Average(3)	17.22%	14.65%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that primarily in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.65%	None	0.27%	0.92%
Administrative	0.65	0.25%	0.28	1.18%

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.02% and 0.03% in trustees’, tax, interest and shareholder meeting/proxy expenses incurred by Institutional Class and Administrative Class Shares, respectively, each during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$94	$293	$509	$1,131
Administrative	120	375	649	1,432

Prospectus	13

NFJ Dividend Value Fund	Ticker Symbols: NFJEX (Inst. Class) ANDAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Income producing common stocks with potential for capital appreciation	Approximate Primary Capitalization Range Greater than $2 billion
		Approximate Number of Holdings 40–60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations greater than $2 billion. The Fund may also invest a portion of its assets in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. In addition, a portion of the stocks selected for the Fund are identified primarily on the basis of their dividend yields. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The Fund is not currently open to new investors. See “Investment Options—Institutional Class and Administrative Class Shares—Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right shows performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

NFJ Dividend Value Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	8.26%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	17.60%

	Lowest (3rd Qtr. ‘02)	-17.07%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception (5/8/00)(4)
Institutional Class — Before Taxes(1)	24.64%	13.84%	14.15%
Institutional Class — After Taxes on Distributions(1)	23.21%	12.53%	12.37%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	16.23%	11.40%	11.42%
Administrative Class	24.25%	13.55%	13.86%
Russell 1000 Value Index(2)	22.25%	10.86%	8.32%
Lipper Equity Income Funds Average(3)	18.63%	8.53%	7.06%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.

(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.22%	0.67%
Administrative	0.45	0.25%	0.21	0.91

(1)

Other Expenses reflects a 0.21% and 0.20% Administrative Fee paid by Institutional Class and Administrative Class shares, respectively, and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by each class shares during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$68	$214	$373	$835
Administrative	93	290	504	1,120

Prospectus	15

NFJ International Value Fund	Ticker Symbols: ANJIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion
		Approximate Number of Holdings 40–60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in equity securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities. The Fund typically achieves its exposure to equity securities through investing in American Depositary Receipts (ADRs), but is not limited to investments in ADRs.

The portfolio managers use a value investing style focusing on equity securities of companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be the most undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The performance information in the bar chart, the information to its right and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of Institutional Class shares. Performance information shown in the Average Annual Total Returns table also shows performance of the Institutional Class shares of the Fund and estimated performance of Administrative Class shares of the Fund. The estimated Administrative Class shares performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Although Institutional Class and Administrative Class shares would have similar annual returns (because all of the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s Administrative Class shares were not outstanding during the periods shown. The prior performance for periods in which the Fund paid lower or no advisory fees and administrative fees has been adjusted downwards to reflect the advisory fees and administrative fees currently paid by Institutional and Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

NFJ International Value Fund (continued)

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)	More Recent Return Information

	1/1/07–9/30/07	28.84%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘04)	15.31%

	Lowest (2nd Qtr. ‘06)	-0.82%

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (1/31/03)(4)
Institutional Class — Before Taxes(1)	30.72%	33.32%
Institutional Class — After Taxes on Distributions(1)	29.45%	29.56%
Institutional Class After Taxes on Distributions and Sale of Fund Shares(1)	19.96%	26.97%
Administrative Class	30.39%	32.98%
MSCI AC World Index ex USA(2)	26.65%	27.71%
Lipper International Multi-Cap Value Funds Average(3)	26.13%	26.73%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper International Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges and have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into consideration sales charges.

(4)	The Fund began operations on 1/31/03. Index comparisons begin on 1/31/03.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund.

Shareholder fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.60%	None	0.46%	1.06%
Administrative	0.60	0.25%	0.46	1.31

(1)   Other Expenses reflects a 0.45% Administrative Fee paid by each class and approximately 0.01% in trustees’ shareholder meeting/proxy and tax expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$108	$337	$585	$1,294
Administrative	133	415	718	1,579

Prospectus	17

NFJ Large-Cap Value Fund	Ticker Symbols: ANVIX (Inst. Class) ALNFX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued large capitalization common stocks	Approximate Primary Capitalization Range Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index.
		Approximate Number of Holdings 40–60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $14.7 billion as of September 30, 2007). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. The Fund’s Administrative Class shares were not outstanding during the time periods shown. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

NFJ Large-Cap Value Fund (continued)

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)	More Recent Return Information

	1/1/07–9/30/07	8.95%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	16.40%

	Lowest (3rd Qtr. ‘02)	-17.91%

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception (5/8/00)(4)
Institutional Class — Before Taxes(1)	21.29%	12.89%	12.95%
Institutional Class — After Taxes on Distributions(1)	20.00%	11.76%	11.59%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	14.10%	10.65%	10.58%
Administrative Class	21.03%	12.63%	12.68%
Russell Top 200 Value Index(2)	22.99%	8.66%	5.58%
Lipper Large-Cap Value Funds Average(3)	18.04%	8.01%	6.67%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell Top 200 Value Index is an unmanaged index that measures the performance of companies in the Russell Top 200 Index with a less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of their dollar weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted against the size of the funds.

(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.27%	0.72%
Administrative	0.45	0.25%	0.27	0.97%

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by each class and approximately 0.02% in trustees’, tax and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional	$74	$230	$401	$894
Administrative	99	309	536	1,190

Prospectus	19

NFJ Mid-Cap Value Fund	Ticker Symbols: ANIVX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued medium capitalization common stocks	Approximate Primary Capitalization Range Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets
		Approximate Number of Holdings 35–50	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies in the bottom 800 of the 1,000 largest companies (in terms of market capitalization) headquartered in North America with equity securities that are publicly traded on U.S. securities markets (i.e., market capitalizations of between $2.8 billion and $21.1 billion as of September 30, 2007). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in non-U.S. securities, including emerging market securities. North American companies include, but are not limited to, companies headquartered in the U.S., Canada, Mexico and the islands in the Caribbean/Atlantic (including, without limitation, the Bahamas, Virgin Islands, Cayman Islands and Bermuda).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 35 to 50 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

20	Allianz Funds

NFJ Mid-Cap Value Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)
Institutional	0.60%	None	0.26%	0.86%

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by the class and approximately 0.01% in trustees’ expenses incurred during the most recent fiscal year. See “Management of the Fund—Administrative Fees.”

(2)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below, which are based on estimated amounts for the Fund’s initial fiscal year, are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$88	$274	$477	$1,061

Prospectus	21

NFJ Small-Cap Value Fund	Ticker Symbols: PSVIX (Inst. Class) PVADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued small capitalization common stocks	Approximate Primary Capitalization Range Between $100 million and $3.5 billion
		Approximate Number of Holdings 100–150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion. The Fund normally invests a significant portion of its assets in common stocks of companies that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”) and non-U.S. securities, including emerging markets securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 100 to 150 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The Fund is not currently open to new investors. See “Investment Options—Institutional Class and Administrative Class Shares—Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Emerging Markets Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• Focused Investment Risk	• REIT Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (11/1/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Allianz Funds

NFJ Small-Cap Value Fund (continued)

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)	More Recent Return Information

	1/1/07–9/30/07	10.61%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘99)	16.39%

	Lowest (3rd Qtr. ‘98)	-18.61%

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (10/1/91)(4)
Institutional Class — Before Taxes(1)	19.03%	17.05%	13.84%	14.70%
Institutional Class — After Taxes on Distributions(1)	16.89%	15.69%	12.59%	12.72%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	14.00%	14.56%	11.79%	12.11%
Administrative Class	18.72%	16.50%	13.43%	14.33%
Russell 2000 Value Index(2)	23.48%	15.37%	13.27%	15.18%
Lipper Small-Cap Value Funds Average(3)	16.83%	13.65%	12.05%	13.42%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell 2000 Value Index is an unmanaged index that measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.

(3)

The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) that are less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.

(4)	The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fee(1)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.59%	None	0.23%	0.82%
Administrative	0.59	0.25%	0.23	1.07

(1)

The Fund’s base advisory fee of 0.60% is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(2)

Other Expenses reflects a 0.22% Administrative Fee paid by each class and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$84	$262	$455	$1,014
Administrative	109	340	590	1,306

Prospectus	23

OCC Core Equity Fund	Ticker Symbols: AOQIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace	Approximate Primary Capitalization Range Greater than $5 billion
		Approximate Number of Holdings 40–55	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S. issuers with market capitalizations greater than $5 billion that the portfolio manager believes are undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks. The Fund may invest in other equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest up to 25% of its assets in non-U.S. securities, except it may invest without limit in American Depositary Receipts (ADRs).

The portfolio manager selects stocks for the Fund using a “fundamental” approach to investing. The portfolio manager searches for securities of companies believed to be undervalued in the marketplace in relation to factors such as a company’s assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process includes the following techniques:

•

A “bottom up” analytical approach, focusing on the performance of individual issuers before considering overall economic or industry trends, evaluating each issuer’s characteristics, financial results, and management.

•

A search for securities of established companies believed to be undervalued and to have a high return on capital, strong management committed to shareholder value, and strong competitive positions within their industries.

•

Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager’s initial expectations about the security and might result in a decision to sell the security.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

OCC Core Equity Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	10.22%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘06)	6.18%

	Lowest (2nd Qtr. ‘06)	-1.54%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception 03/31/05(4)
Institutional Class — Before Taxes(1)	15.46%	12.82%
Institutional Class — After Taxes on Distributions(1)	14.88%	12.14%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	10.19%	10.60%
S&P 500 Index(2)	15.79%	13.16%
Lipper Large-Cap Core Funds Average(3)	13.85%	11.96%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.

(4)	The Fund began operations on 03/31/05. Index comparisons begin on 3/31/05.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional Class	0.45%	None	0.27	0.72

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by the class and approximately 0.02% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional Class	$74	$230	$401	$894

Prospectus	25

OCC Equity Premium Strategy Fund	Ticker Symbols: PMEIX (Inst. Class) PGOIX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and current income	Fund Focus Large capitalization common stocks; written call options Approximate Number of Holdings 40–80	Approximate Primary Capitalization Range Greater than $5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund will normally invest at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion. Under normal circumstances, the Fund will invest primarily in a portfolio of dividend-paying common stocks selected for their potential for capital growth. Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (ETFs) (the “Option Strategy”). The value of the securities underlying the options written by the Fund ordinarily ranges from between 50% to 90% of the Fund’s net asset value. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund’s cash flow available for distribution to shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by OCC Equity Premium Strategy Fund.”

In selecting stocks for the Fund, the portfolio managers seek to identify companies that exhibit strong earnings growth relative to their current price-to-earnings ratio or other valuation measures, dividend-paying companies whose underlying value or growth potential is not yet reflected in the current stock price, and companies that have strong operating fundamentals. Through fundamental research, the portfolio managers seek to identify companies with strong franchise value, superior management, and healthy balance sheets. In addition, the portfolio managers will consider those companies that may exhibit enhanced earnings or cash flow through cost reductions, asset sales, restructuring or the redeployment of financial assets.

The Fund’s portfolio managers may choose to sell a security when they believe that it is fully valued or when they believe the fundamental conditions of the business have deteriorated. The portfolio managers will also consider selling a security if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). In addition to the use of written option contracts under the Option Strategy, the Fund may utilize other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class Shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (4/16/01), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. At various times prior to November 1, 2005 the fund had a different investment objective, different investment policies and employed a different sub-advisor; the performance results shown on the next page would not necessarily have been achieved had the Fund’s current objective and policies then been in effect. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	Allianz Funds

OCC Equity Premium Strategy Fund (continued)

Calendar Year Total Returns — Institutional Class	More Recent Return Information

	1/1/07–9/30/07	10.61%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	40.12%

	Lowest (3rd Qtr. ‘01)	-21.95%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/28/94)(4)
Institutional Class — Before Taxes(1)	17.70%	6.38%	10.93%	13.04%
Institutional Class — After Taxes on Distributions(1)	15.03%	5.63%	6.15%	8.48%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	11.35%	5.06%	6.50%	8.63%
Administrative Class	17.52%	6.10%	10.64%	12.75%
S&P 500 Index(2)	15.79%	6.19%	8.42%	11.76%
Lipper Large-Cap Core Funds Average(3)	13.85%	5.08%	7.02%	10.13%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges–Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.60%	None	0.28%	0.88%
Administrative	0.60	0.25%	0.28	1.13

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by each class and approximately 0.03% in trustees’, interest and shareholder meeting/proxy expense incurred by each class during the most recent fiscal year. See “Management of the Funds–Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$90	$281	$488	$1,084
Administrative	115	359	622	1,375

Prospectus	27

OCC Growth Fund	Ticker Symbols: PGFIX (Inst. Class) PGFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 40–60	Approximate Primary Capitalization Range $5 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion.

The portfolio managers consider “growth” companies to include companies they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, and earnings growth. In addition, through fundamental research, the portfolio managers seek to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities or a dominant position within their industry. The Fund will consider selling a stock if the portfolio manager believes that the company’s fundamentals have deteriorated and/or an alternative investment is more attractive.

In addition to investing in common stocks, the Fund may also invest in other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Management Risk
• Issuer Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Equity Securities Risk	• Leveraging Risk	• REIT Risk
• Credit Risk	• Liquidity Risk	• Turnover Risk
• Currency Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table is based on the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	Allianz Funds

OCC Growth Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	18.61%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	36.02%

	Lowest (1st Qtr. ‘01)	-23.46%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Institutional Class — Before Taxes(1)	15.34%	3.71%	6.05%	12.36%
Institutional Class — After Taxes on Distributions(1)	15.34%	3.71%	4.76%	10.21%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	9.97%	3.18%	4.83%	10.07%
Administrative Class	15.07%	3.44%	5.75%	12.06%
Russell 1000 Growth Index(2)	9.07%	2.69%	5.44%	11.50%
Lipper Large-Cap Growth Funds Average(3)	5.69%	2.16%	5.60%	13.29%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

(3)

The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.50%	None	0.26%	0.76%
Administrative	0.50	0.25%	0.26	1.01

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by each class and approximately 0.01% in trustees’, interest and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$78	$243	$422	$942
Administrative	103	322	558	1,236

Prospectus	29

OCC International Equity Fund	Ticker Symbols: AOIIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Common stocks of non-U.S. and international issuers which the portfolio manager believes are undervalued in the marketplace Approximate Number of Holdings 35–65	Approximate Primary Capitalization Range All capitalizations, but primarily greater than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in common stocks of non-U.S. issuers which the portfolio manager believes are undervalued in the marketplace. The Fund may also invest a significant portion of its assets in international issuers, which include multi-national companies that may have significant operations in or derive significant revenues from the United States. Although the Fund invests primarily in common stocks, it may also invest in other equity securities, such as preferred stocks, warrants and debt securities convertible into common stocks. The Fund invests primarily in companies with market capitalizations of greater than $5 billion, although it may also invest in smaller-capitalization companies. The Fund expects to normally invest in at least nine different countries, and may invest up to 10% of its assets in companies organized or headquartered in emerging market countries. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities.

The portfolio manager selects stocks for the Fund using a “fundamental” approach to investing. The portfolio manager searches for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company’s assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process includes the following techniques:

•

A “bottom up” analytical approach, focusing on the performance of individual issuers by evaluating each issuer’s characteristics, financial results and management, and considering trends in the overall economy or issuer’s industry.

•

An attempt to identify securities of established companies believed to be undervalued and to have relatively high returns on capital, strong management committed to shareholder value and strong competitive positions within their industries.

•

Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager’s initial expectations about the security and might result in a decision to sell the security.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Market Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

30	Allianz Funds

OCC International Equity Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges--Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)
Institutional Class	0.60%	None	0.47%	1.07%

(1)

Other Expenses reflects a 0.45% Administrative Fee paid by the class and approximately 0.02% in trustees’ and interest expenses incurred during the most recent fiscal year. See “Management of the Funds-Administrative Fees.”

(2)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$109	$340	$590	$1,306

Prospectus	31

OCC Opportunity Fund	Ticker Symbols: POFIX (Inst. Class) POADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 70–110	Approximate Primary Capitalization Range Less than $2 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

The portfolio manager’s investment process focuses on bottom-up, fundamental analysis. The portfolio manager considers “growth” companies to include companies he believes to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio manager will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries that become significantly overweight relative to the Fund’s benchmark and may sell a stock when an alternative investment opportunity is deemed more attractive. The portfolio manager seeks to diversify the portfolio among different industries.

The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk
• Credit Risk	• Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table is based on the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

32	Allianz Funds

OCC Opportunity Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07 - 9/30/07	13.54%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	45.34%

	Lowest (3rd Qtr. ‘01)	-30.90%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Institutional Class — Before Taxes(1)	19.07%	10.00%	6.51%	14.36%
Institutional Class — After Taxes on Distributions(1)	18.68%	9.93%	4.30%	11.72%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	12.93%	8.72%	4.41%	11.55%
Administrative Class	18.76%	9.73%	6.30%	14.10%
Russell 2000 Growth Index(2)	13.35%	6.93%	4.88%	8.00%
Lipper Small-Cap Growth Funds Average(3)	10.44%	6.20%	8.41%	10.02%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) that are less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.

(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.65%	None	0.27%	0.92%
Administrative	0.65	0.25%	0.27	1.17

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by each class and approximately 0.02% in trustees’, interest and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$94	$293	$509	$1,131
Administrative	119	372	644	1,420

Prospectus	33

OCC Renaissance Fund	Ticker Symbols: PRNIX (Inst. Class) PRAAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued stocks with improving business fundamentals	Approximate Primary Capitalization Range All capitalizations
		Approximate Number of Holdings 50–100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Intrinsic value refers to the value placed on a company by the portfolio managers consistent with their expectation of longer-term economic earnings and cash flows. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers select stocks for the Fund using a “value” style. The portfolio managers determine valuation based on characteristics such as price-to-earnings, price-to-book and price-to-cash-flow ratios. The portfolio managers analyze stocks and seek to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio managers may look to sell a stock when they believe that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest up to 20% of its assets in real estate investment trusts (REITs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk	• Currency Risk • Derivatives Risk	• Liquidity Risk • Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• REIT Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Institutional Class shares (12/30/97) and Administrative Class shares (8/31/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower distribution and/or service (12b-1) fees (if any) and administrative fees. Prior to February 11, 2005, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

34	Allianz Funds

OCC Renaissance Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	9.84%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	32.85%

	Lowest (3rd Qtr. ‘02)	-31.72%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (4/18/88)(4)
Institutional Class — Before Taxes(1)	12.42%	8.28%	15.24%	14.16%
Institutional Class — After Taxes on Distributions(1)	9.51%	6.84%	11.96%	11.35%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	10.19%	6.72%	11.58%	11.05%
Administrative Class	12.18%	8.11%	15.04%	13.92%
Russell Midcap Value Index(2)	20.22%	15.88%	13.65%	14.45%
Lipper Multi-Cap Core Funds Average(3)	13.69%	6.98%	8.94%	11.21%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.

(3)

The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.60%	None	0.25%	0.85%
Administrative	0.60	0.25%	0.25	1.10

(1)

Effective January 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.55%. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05% to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.

(2)

Other Expenses reflects a 0.24% Administrative Fee paid by each class and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$87	$271	$471	$1,049
Administrative	112	350	606	1,340

Prospectus	35

OCC Small-Cap Value Fund	Ticker Symbol: AOSIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category Value Stocks	Fund Focus Equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace Approximate Number of Holdings 60-90	Approximate Primary Capitalization Range Less than $3 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks and other equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller market capitalizations. The Fund currently defines smaller market capitalization companies as those with market capitalizations of less than $3 billion. The Fund may invest a significant portion of its assets in initial public offerings (IPOs). The Fund may invest up to 10% of its assets in non-U.S. securities, except it may invest without limit in American Depositary Receipts (ADRs). The Fund may also invest up to 20% of its assets in real estate investment trusts (REITs).

The portfolio manager selects stocks for the Fund using a “fundamental” approach to investing. The portfolio manager searches for securities of companies believed to be undervalued in the marketplace, taking into account factors such as a company’s earnings, cash flows, growth potential and assets relative to other companies in the Fund’s investment universe. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the portfolio manager’s security selection process includes the following techniques:

•

A “bottom up” analytical approach, focusing on the performance of individual issuers before considering overall economic or industry trends, evaluating each issuer’s characteristics, financial results, and management, based in part on an internally developed quantitative assessment of the issuer’s value.

•

A search for securities of both established and unseasoned companies believed to be undervalued and to have strong competitive positions within their industries, experienced management committed to shareholder value, and potential for a high return on capital.

•

Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager’s initial expectations about the security and might result in a decision to sell the security.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

36	Allianz Funds

OCC Small-Cap Value Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Net Annual Fund Operating Expenses
Institutional	0.65%	None	7.54%	8.19%	7.29%	0.90%

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by Institutional Class shares, 7.28% in organizational expenses and 0.01% in trustees’ expenses, each based on estimated amounts for the Fund’s fiscal year ending June 30, 2008. See “Management of the Funds—Administrative Fees.”

(2)

Net Annual Fund Operating Expenses reflects the effect of a contractual agreement by the Adviser to waive its Advisory Fee or Administrative Fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 0.90% for Institutional Class shares during the Fund’s initial fiscal year ending June 30, 2008 (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Institutional Class shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

Share Class	Year 1	Year 3
Institutional Class	$92	$290

*	The Examples are based on the Net Annual Fund Operating Expenses shown above.

Prospectus	37

OCC Target Fund	Ticker Symbols: PFTIX (Inst. Class) PTADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Medium capitalization common stocks	Approximate Primary Capitalization Range Between $1 billion and $10 billion
		Approximate Number of Holdings Up to 100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

The portfolio managers select stocks for the Fund using a “growth” style. The portfolio managers consider “growth” companies to include companies that they believe have well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund will consider selling a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund’s equity investments may include common stocks and other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs) and in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table is based on the performance of the Fund’s Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

38	Allianz Funds

OCC Target Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	20.98%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	52.78%

	Lowest (3rd Qtr. ‘01)	-27.00%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (12/17/92)(4)
Institutional Class — Before Taxes(1)	14.79%	6.22%	9.92%	12.62%
Institutional Class — After Taxes on Distributions(1)	14.79%	6.22%	7.99%	10.58%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	9.61%	5.37%	7.55%	10.08%
Administrative Class	14.51%	5.98%	9.77%	12.43%
Russell Midcap Growth Index(2)	10.66%	8.22%	8.62%	10.23%
Lipper Mid-Cap Growth Funds Average(3)	8.73%	6.02%	7.59%	9.53%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.55%	None	0.26%	0.81%
Administrative	0.55	0.25%	0.26	1.06

(1)

Other Expenses reflects a 0.24% Administrative Fee paid by each class and approximately 0.02% in interest, trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$83	$259	$450	$1,002
Administrative	108	337	585	1,294

Prospectus	39

OCC Value Fund	Ticker Symbols: PDLIX (Inst. Class) PVLAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued larger capitalization stocks with improving business fundamentals	Approximate Primary Capitalization Range Greater than $5 billion
		Approximate Number of Holdings 35–60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals, such as strength of management and the company’s competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (8/21/97), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Prior to February 11, 2005, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

40	Allianz Funds

OCC Value Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	3.06%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	25.49%

	Lowest (3rd Qtr. ‘02)	-27.72%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)(4)
Institutional Class — Before Taxes(1)	21.06%	9.80%	13.37%	14.33%
Institutional Class — After Taxes on Distributions(1)	18.66%	8.16%	10.37%	11.20%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	14.55%	7.72%	9.98%	10.85%
Administrative Class	20.70%	9.51%	13.07%	14.03%
Russell 1000 Value Index(2)	22.25%	10.86%	11.00%	13.05%
Lipper Large-Cap Value Funds Average(3)	18.04%	8.01%	8.47%	11.07%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.25%	0.70%
Administrative	0.45	0.25%	0.25	0.95

(1)

Other Expenses reflects a 0.24% Administrative Fee paid by each class and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds-Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$72	$224	$390	$871
Administrative	97	303	525	1,166

Prospectus	41

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized alphabetically in this section. Each Fund may be subject to additional principal risks and risks other than those described below or in its Fund Summary because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in any of the Funds.

Credit Risk

All of the Funds may be subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk

Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Option Strategy employed by the OCC Equity Premium Strategy Fund, together with certain related risks, is further described under “Characteristics and Risks of Securities and Investment Techniques – Call Option Strategy Employed by OCC Equity Premium Strategy Fund” in this Prospectus. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment

42	Allianz Funds

Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a fund that focuses its investments in a certain type of issuer (i.e., biotechnology, healthcare, and/or technology issuers) is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

The Funds may from time to time invest a substantial portion of their assets in these and other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Prospectus	43

Issuer Risk

The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales that are not “against the box” may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box”, could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio may decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with non-U.S. investments. Adverse conditions in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in non-U.S. securities.

REIT Risk

To the extent that a Fund invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate,

44	Allianz Funds

environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations . These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Additional Risks of Investing in the Funds

In addition to the risks described above, certain of the Funds are newly formed and therefore have limited or no history for investors to evaluate. Also, it is possible that the newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Adviser and its investment management affiliates had approximately $781.3 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Adviser may retain affiliates to provide various administrative and other service required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Advisers in return for their services.

Prospectus	45

During the most recently completed fiscal year (except as noted), the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, OCC Core Equity and OCC Value Funds	0.45%
OCC Growth Fund	0.50%
OCC Target Fund	0.55%
OCC Renaissance***	0.58%
NFJ Mid-Cap Value*, NFJ Small-Cap Value**, NFJ International Value, OCC Equity Premium Strategy and OCC International Equity* Funds	0.60%
OCC Opportunity, OCC Small-Cap Value* and NFJ All-Cap Value Funds	0.65%
CCM Emerging Companies Fund	1.25%

*	The Fund recently commenced operations and, as a result, did not pay advisory fees for a full fiscal year. The fee rate stated above reflects the advisory fee rate payable for the current fiscal year.
**	As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s advisory fee became subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.
***	As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s 0.60% advisory fee was reduced by 0.05% to 0.55%. The Fund’s advisory fee shown in this chart represents a blend of these rates. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05% to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund (except for the OCC Small-Cap Value Fund, which was recently organized) and the portfolio management agreements (except for the NFJ All-Cap Value and the OCC Small-Cap Value Funds) between Allianz Global Fund Management and each respective Sub-Adviser is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2006. A discussion regarding the basis for the initial approval by the Board of Trustees of the investment advisory agreement between Allianz Global Fund Management and the OCC Small-Cap Value Fund and the portfolio management agreement between Allianz Global Fund Management and Oppenheimer Capital LLC with respect to the OCC Small-Cap Value Fund will be available in the semi-annual report to shareholders for the six-month period ending December 31, 2007. A discussion regarding the basis for the Board of Trustees’ approval of the portfolio management agreement between Allianz Global Fund Management and NFJ Investment Group L.P. with respect to NFJ All-Cap Value Fund is available in the Fund’s annual reports to shareholders for the fiscal year ended June 30, 2007.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares. The Administrator, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Administrator exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs generally increase as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee and which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Institutional and Administrative Class shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional and Administrative Class shares):

Fund	Administrative Fee
NFJ International Value and OCC International Equity Funds	0.45%
All Other Funds	0.25%

The Administrative Fee rate for each Fund (except the OCC Renaissance, OCC Value and NFJ Small-Cap Value Funds) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. The Administrative Fee rate for each of the OCC Renaissance, OCC Value and NFJ Small-Cap Value Funds is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund

46	Allianz Funds

exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Funds it manages and its investment specialty.

Sub-Adviser*	Funds	Investment Specialty
Cadence Capital Management LLC (“Cadence”) 265 Franklin Street, 11th Floor Boston, MA 02110	CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth and CCM Mid-Cap Funds (the “CCM Funds”)	A blend of growth companies whose stock the Sub-Adviser believes is reasonably valued by the market
NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	NFJ All-Cap Value, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and NFJ Small-Cap Value Funds (the “NFJ Funds”)	Stocks that the Sub-Adviser believes are undervalued and/or offer above-average dividend yields
Oppenheimer Capital LLC (“Oppenheimer Capital”) 1345 Avenue of the Americas, 49th Floor New York, NY 10105-4800	OCC Core Equity, OCC Equity Premium Strategy, OCC Growth, OCC International Equity, OCC Opportunity, OCC Renaissance, OCC Small-Cap Value, OCC Target and OCC Value Funds (the “OCC Funds”)	Stocks that the Sub-Adviser believes are undervalued
*	Each of the Sub-Advisers (except Cadence) is affiliated with the Adviser.

The following provides additional information about each Sub-Adviser and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

Cadence

Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2007, of approximately $8.3 billion.

The following individuals at Cadence share primary responsibility for managing the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
CCM Capital Appreciation Fund	William B. Bannick	1992	Managing Director, Chief Investment Officer and Executive Vice President at Cadence. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.
	Robert L. Fitzpatrick	2004	Managing Director and Portfolio Manager at Cadence. Mr. Fitzpatrick is a research generalist and began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick has been a member of the investment team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.

Prospectus	47

Fund	Portfolio Managers	Since	Recent Professional Experience
	Michael J. Skillman	2006	Managing Director and Chief Executive Officer at Cadence. Mr. Skillman joined Cadence in 1994 and is a member of the investment team that manages the Allianz Funds sub-advised by Cadence.
CCM Emerging Companies Fund	Mr. Bannick	1993 (Inception)	See above.
	Mr. Fitzpatrick	2004	See above.
	Mr. Skillman	2006	See above.
CCM Focused Growth Fund	Mr. Bannick	1999 (Inception)	See above.
	Mr. Fitzpatrick	2004	See above.
	Mr. Skillman	2006	See above.
CCM Mid-Cap Fund	Messrs. Bannick, Fitzpatrick and Skillman	Same as Capital Appreciation Fund	See above.

Cadence is majority-owned by its employees, while a group of co-investors led by Rosemont Partners holds a minority interest. Prior to September 2005, Cadence was affiliated with the Adviser. In connection with the transaction in which Cadence was purchased by its management and its co-investors, Allianz and its affiliates may be obligated to make payments (“Termination Payments”) to Cadence if Cadence is terminated as sub-adviser to any Fund before September 2010. Because of these payments, the Adviser may have an economic disincentive to terminate or recommend the termination of Cadence as sub-adviser to the Funds noted above, even when it would be in a Fund’s best interests to do so. However, the Adviser has a fiduciary duty to act in each Fund’s best interests regardless of any Termination Payment that may result. In addition, under the sub-advisory agreement with Cadence, the Board of Trustees has the ability to terminate or not renew the sub-advisory agreement with Cadence without the consent or approval of the Adviser, and a majority of the Board consists of disinterested Trustees who have no economic interest in Cadence, the Adviser or the Termination Payments.

In addition, in connection with a “Call Agreement” entered into in connection with the sale of Cadence, there is a significant chance that, before September 2010, it will be proposed that the Funds for which Cadence serves as sub-adviser be reorganized into funds that are not part of the Allianz Funds family. This could result in, among other things, the shareholders of those Funds being unable to exchange on a load-free basis into other Allianz Funds or PIMCO Funds, different (and possibly reduced) shareholder services and different fees and expenses. The Trustees have indicated that they will evaluate these and other relevant factors before determining whether to approve any such transaction.

NFJ

NFJ provides advisory services to mutual funds and institutional accounts, and non-discretionary advisory services to managed account programs. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets (including discretionary and non-discretionary accounts) as of September 30, 2007, of approximately $40.6 billion.

Each NFJ investment strategy is supported by a team of investment professionals. Every core team responsible for a Fund consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of each Fund, who are primarily responsible for the Fund’s day-to-day management, are listed below:

Fund	Portfolio Managers	Since	Recent Professional Experience
NFJ All-Cap Value Fund	Jeffrey S. Partenheimer (Lead)	April 2007	Managing Director at NFJ. He is a Portfolio Manager with over 22 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director of a major telecommunication equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is both a CFA and a CPA.
	Benno J. Fischer	April 2007	Managing Director and founding partner of NFJ. He has over 41 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.
	Thomas W. Oliver	April 2007	Portfolio Manager at NFJ. He has over 10 years’ experience in accounting, reporting and financial analysis. Prior to joining NFJ in 2005, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver was an auditor with Deloitte & Touche. He is a CPA.

48	Allianz Funds

Fund	Portfolio Managers	Since	Recent Professional Experience
NFJ Dividend Value Fund	Mr. Fischer (Lead)	2000 (Inception)	See above.
	R. Burns McKinney	2007	Portfolio Manager at NFJ. He has over 10 years’ experience in equity research, financial analysis and investment banking. Prior to joining NFJ in 2006, he was an equity analyst covering the energy sector for Evergreen Investments. Prior to joining Evergreen Investments in 2004, Mr. McKinney spent one year as an equity analyst at Derby Capital Management. From 2001 to 2003, Mr. McKinney studied for his Masters in Business Administration at the Wharton School of Business. Prior to 2001, Mr. McKinney was an investment banking analyst at Alex Brown & Sons, a Vice President in equity research at Merrill Lynch and an equity analyst at Morgan Stanley. He is a CFA charterholder.
	Mr. Partenheimer	2002	See above.
	Mr. Oliver	2006	See above.
NFJ International Value Fund	Mr. Fischer (Lead)	2003	See above.
	Mr. McKinney	2006	See above.
	Chris Najork	2003 (Inception)	Managing Director and founding partner of NFJ. He has over 38 years’ experience encompassing equity research and portfolio management. Prior to the formation of NFJ in 1989, he was a Senior Vice President, Senior Portfolio Manager and analyst at NationsBank, which he joined in 1974.
	Mr. Oliver	2006	See above.
NFJ Large-Cap Value Fund	Paul A. Magnuson (Lead)	2000 (Inception)	Managing Director at NFJ. He is a Portfolio Manager with over 22 years’ experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Within the Trust Investment Qualitative Services Division of NationsBank, he was responsible for equity analytics and structured fund management.
	Mr. Fischer	2000 (Inception)	See above.
	Mr. Partenheimer	2002	See above.
NFJ Mid-Cap Value Fund	Mr. Partenheimer (Lead)	2006 (Inception)	See above.
	Mr. Fischer	2006 (Inception)	See above.
	Mr. Oliver	2006	See above.
NFJ Small-Cap Value Fund	Mr. Magnuson (Lead)	1995	See above.
	Mr. Fischer	1991 (Inception)	See above.
	Mr. McKinney	2006	See above.

Prior to April 1, 2005, Messrs. Najork and Fischer managed the NFJ International Value Fund in their capacities as officers of the Trust.

Oppenheimer Capital

Oppenheimer Capital has operated as an investment adviser to investment companies and other investors since its organization in 1980.

The following individuals at Oppenheimer Capital have or share primary responsibility for Managing the noted Funds. In addition to serving as co-portfolio manager of the OCC Target Fund, Jeff Parker, Managing Director of Oppenheimer Capital, is responsible for overseeing investment and trading decisions for the OCC Growth and OCC Opportunity Funds. Information about Mr. Parker is set forth below. In addition to serving as portfolio manager of the OCC Value Fund, Colin Glinsman, Managing Director and Chief Investment Officer of Oppenheimer Capital, is responsible for overseeing the OCC Renaissance Fund’s portfolio management team. Information about Mr. Glinsman is set forth below. Different sub-advisory firms served as Sub-Adviser for the OCC Renaissance Fund and OCC Value Fund prior to February 11, 2005 and for the OCC Equity Premium Strategy, OCC Growth, OCC Opportunity and OCC Target Funds prior to November 1, 2006. As of September 30, 2007, Oppenheimer Capital had approximately $24.9 billion in assets under management.

Fund	Portfolio Managers	Since	Recent Professional Experience
OCC Core Equity Fund	Robert Urquhart	2005 (Inception)	Managing Director, Oppenheimer Capital. He joined Oppenheimer Capital in 1999 and has over 26 years of experience in portfolio management.
OCC Equity Premium Strategy Fund	Stephen Bond-Nelson (Lead on Options)	2004	Co-Portfolio Manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital LLC. Prior to joining PEA Capital in 1999, he was a research analyst at Prudential Mutual Funds. He has over 14 years of investment management experience.
	Robert Urquhart (Lead on Equity)	2005	See above.

Prospectus	49

Fund	Portfolio Managers	Since	Recent Professional Experience
OCC Growth Fund	Robert Urquhart (Lead)	2005	See above.
	Martin Mickus	2006	Co-Portfolio Manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital, LLC. Prior to joining PEA Capital in 1999, he was a research analyst at S&P Equity Research. He also spent two years as an Assistant Portfolio Manager and Research Analyst with the InterGroup Corporation. He has 14 years of investment industry experience.
OCC International Equity Fund	Elisa Mazen	2006 (Inception)	Head of the International Equity product group and a portfolio manager at Oppenheimer Capital. She has 23 years of investment experience, including the last 13 years at Oppenheimer Capital.
OCC Opportunity Fund	Michael Corelli	2003	Portfolio Manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital, LLC. Prior to joining PEA Capital in 1999, he worked for 6 years at Bankers Trust in support of and as an analyst for the small and mid cap growth group.
OCC Renaissance Fund	Nick Frelinghuysen	2006	Senior Vice President of Oppenheimer Capital and Co-Portfolio Manager of the Fund. Mr. Frelinghuysen joined Oppenheimer Capital in 1999 and is a senior research analyst for the firm’s Small/Mid Cap team and also serves as a small/mid-cap specialist on the All Cap Equity portfolio management team. He has 13 years of experience as a research analyst and over 3 years of portfolio management experience.
	Brad Holmes	2006	Senior Vice President of Oppenheimer Capital and Co-Portfolio Manager of the Fund. Mr. Holmes joined Oppenheimer Capital in 1993 and is a senior research analyst for the firm’s Small/Mid Cap team. He has 14 years of experience as a research analyst, over 4 years of portfolio management experience and is a CFA charterholder.
OCC Small-Cap Value Fund	Thomas E. Browne Jr. CFA	2007 (Inception)	Senior Vice President of Oppenheimer Capital. Prior to joining Oppenheimer Capital in 2003, he held portfolio management and equity analysis positions at SEB Asset Management and Palisade Capital Management. He has over 22 years of investment industry experience.
OCC Target Fund	Jeff Parker (Lead)	1999

Managing Director of Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital, LLC. Prior to joining PEA Capital, he managed equity accounts as an Assistant Portfolio Manager at Eagle Asset Management from 1996 to 1998. He was a Senior Consultant with Andersen Consulting, specializing in healthcare and technology, from 1991 to 1994.

	Martin Mickus	2004	See above.
OCC Value Fund	Colin Glinsman	2005	Managing Director and Chief Investment Officer of Oppenheimer Capital. He has 23 years of investment experience, including 18 years at Oppenheimer Capital.

Oppenheimer Capital is subject to a non-competition agreement that limits the extent to which the OCC Renaissance and OCC Value Funds’ investments can overlap with the equity investments of a balanced fund sponsored by a third party. Oppenheimer Capital has indicated that it does not believe that agreement will have a material adverse impact on Oppenheimer Capital’s management of the Funds.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund (except the CCM Emerging Companies, CCM Mid-Cap, NFJ Dividend Value and NFJ Large-Cap Value Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Funds’ sub-advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity

50	Allianz Funds

Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

Prospectus	51

Investment Options—Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus (except for the NFJ Mid-Cap Value, OCC Core Equity and OCC International Equity Funds, which offer only Institutional Class shares).

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within the applicable “Holding Period.” See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•

Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund that offers Administrative Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds that offer Administrative Class shares to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•

Arrangements with Service Agents.  Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

•

Disclosure Relating to the CCM Emerging Companies Fund.  Institutional and Administrative Class shares of the CCM Emerging Companies Fund are currently no longer available for purchase by new investors in each Fund. Shareholders who owned shares of the CCM Emerging Companies Fund as of the close of business on November 30, 2004 are still permitted to purchase additional shares of the Fund for so long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the CCM Emerging Companies Fund as of the close of business on November 30, 2004, for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer eligible to purchase shares of the Fund.

52	Allianz Funds

•

Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.   Institutional Class shares and Administrative Class shares of the NFJ Small-Cap Value Fund and NFJ Dividend Value Fund are currently no longer available for purchase by new investors. Shareholders who owned shares of the NFJ Small Cap Value Fund or NFJ Dividend Value Fund as of the close of business on October 10, 2003 or April 23, 2007, respectively, are still permitted to purchase additional shares of that Fund for as long as they continue to own shares of that Fund. Except as provided below, in the event a shareholder no longer owns any shares in either of the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, such shareholder is no longer eligible to purchase shares of that Fund. The restrictions described above do not apply to: (i) participants in Qualified Defined Contribution Plans and Benefit Plans as defined below (together, the “Plans”) provided that, as of the close of business on October 4, 2007 or April 23, 2007 for the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, respectively, such Plans, or financial institutions that serve as sponsor or provide third-party administrative services to the Plans, had a contractual agreement with the Distributor or Administrator to offer shares of, or provide services to, that Fund; and (ii) clients of mutual fund discretionary wrap programs if such a program, as of the close of business on October 4, 2007 or April 23, 2007 for the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, respectively, includes that Fund in its model allocation. Qualified Defined Contribution Plans and Benefit Plans, for these purposes, include 401(k) plans, profit sharing plans, 403(b) plans and 457 plans.

Shareholders of other series of Allianz Funds and of PIMCO Funds are no longer permitted to exchange any of their shares for shares of the CCM Emerging Companies, NFJ Small-Cap Value or NFJ Dividend Value Funds, unless the shareholders are independently eligible to purchase shares of the relevant Fund under the restrictions described in the preceding paragraphs.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Please call the Distributor at 1-800-498-5413, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

•

Payments to Financial Firms.  Some or all of the service and distribution fees imposed on Administrative Class shares and described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of

Prospectus	53

the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described in this paragraph are not generally made with respect to Administrative or Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

Purchases, Redemptions and Exchanges

Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

•

Investment Minimums.  The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

54	Allianz Funds

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

•

Timing of Purchase Orders and Share Price Calculations.  A purchase order received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that valuation time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the valuation time and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•

Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Allianz Funds, c/o BFDS, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•

Additional Investments.  An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•

Other Purchase Information.  Purchases of a Fund’s Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have

Prospectus	55

a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•

Retirement Plans.  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

•

Redemption Fees.  Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days
CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NFJ Dividend Value, NFJ All-Cap Value
NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Core Equity, OCC Renaissance, OCC Value, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Small-Cap Value and OCC Target Funds	•
NFJ International Value and OCC International Equity Funds		•

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries. There may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described below under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

56	Allianz Funds

Limitations on Identifying Transactions Subject to the Redemption Fee.  The Funds may be limited in their ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Funds to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares held through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D, Class R, Administrative Class and Institutional Class shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Funds, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Funds may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

Waivers of Redemption Fees.  The Funds have elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;
•	redemptions or exchanges that are initiated by the sponsor of a wrap program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and
•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of a Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the same Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or

Prospectus	57

qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 5) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another Fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redeeming Shares

•

Redemptions by Mail.  An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to ,Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•

Redemptions by Telephone or Other Wire Communication.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of

58	Allianz Funds

abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•

Other Redemption Information.  Subject to any applicable Redemption Fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, will receive that day’s NAV. A redemption request received on or after that time becomes effective on the next business day.

Unless eligible for a waiver, shareholders of the Funds who redeem their shares within the applicable Holding Period will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” above.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below or in the applicable Funds’ or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees), of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. An investor may also exchange shares of a Fund for shares of the same class of a series

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of PIMCO Funds, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within the applicable Holding Period will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days prior notice whenever it is reasonably able to do so. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, high-yield securities and securities of issuers located in emerging markets that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of a Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of a Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” above for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset

60	Allianz Funds

values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed on the previous page.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-498-5413. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Institutional and Administrative Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the

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Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the higher expenses applicable to Administrative Class shares. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

62	Allianz Funds

Fund	At Least Annually	Quarterly
NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value Funds and OCC Equity Premium Strategy		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

Tax Consequences

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

•

Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to shareholders as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced - in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to the shareholders, up to the amount of each shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), as the OCC Equity Premium Strategy Fund may choose to do, and the distributions are supported by the Fund’s “current earnings and profits,” the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by a Fund. The capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a

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shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•

Taxes on Redemptions or Exchanges of Shares.  Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders that are subject to such tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

•

A Note on Non-U.S. Investments.  A Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•

Backup Withholding.  The Funds generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Funds with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if his judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

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Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. The Funds define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”).

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest

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in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities

Each of the Funds that may invest in non-U.S. securities, may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also

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use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s). Each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

Derivatives

Unless otherwise stated in the Fund Summaries, the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile,

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resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Call Option Strategy Employed by OCC Equity Premium Strategy Fund

The OCC Equity Premium Strategy Fund intends to sell (write) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (“ETFs”). The value of the securities underlying the options written by the Fund ordinarily ranges between 50% to 90% of the Fund’s net asset value. The call option strategy employed by the Fund is described in this section; options generally are described below and further under “Investment Objectives and Policies – Derivative Instruments” in the Statement of Additional Information. The Fund may use the call option strategy to generate gains from option premiums in an attempt to enhance the Fund’s distributions and to reduce overall portfolio risk. However, there is no assurance that the call option strategy will achieve its objectives.

Call options are contracts representing the right to purchase the underlying equity security or ETF or the cash value of the index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security, ETF or index and the strike price, the volatility of the underlying equity security, ETF or index and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security or ETF or the cash value of the applicable index over the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security, ETF or index above the strike price in exchange for the premium, although it would retain the risk of loss should the price of the underlying

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security, ETF or index decline. Therefore, the Fund’s use of the call option strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) or equal to (“at-the-money”) the market value of the underlying security, ETF or index. The Fund also may write “in-the-money” call options (i.e., with a strike price below the market value of the underlying security, ETF or index). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. With respect to options on indexes or ETFs, the Fund will cover the options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions. The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates).

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more of non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this prospectus, the term “fixed income securities” includes: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the Fund Summaries, the Funds may invest in derivatives based on fixed income securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

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Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Funds’ limitation to invest not more than 15% of its total assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Credit Ratings and Unrated Securities

A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if their Sub-Advisers determine that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating rate debt instruments (“floaters”) or engages in credit spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender

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it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral, though the Fund generally also bears the risk of loss associated with investment of the collateral. See the Trust’s Statement of Additional Information for more detail. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which currently is an affiliate of the Adviser. Collateral from loans of portfolio securities may be invested in a pooled investment vehicle that is managed by, and pays fees to, an affiliate of the Adviser.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

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Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Investment in Other Investment Companies

Each Fund may invest in other investment companies, including exchange traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent

72	Allianz Funds

permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NFJ All-Cap Value, OCC Equity Premium Strategy, OCC Opportunity, OCC Renaissance and OCC Target Funds had a portfolio turnover rate in excess of 100%. Other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of each of the CCM Focused Growth, NFJ All-Cap Value, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, OCC Core Equity, OCC International Equity OCC Renaissance, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Small-Cap Value and OCC Target Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the CCM Focused Growth, CCM Mid-Cap, NACM Mid-Cap Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Core Equity, OCC Equity Premium and OCC Small-Cap Value Funds has adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 (which policies are set forth in the Statement of Additional Information) and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, placement warrants or other structured products.

Prospectus	73

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affilations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

74	Allianz Funds

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Prospectus	75

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor. The OCC Small-Cap Value Fund recently commenced operations, and financial statements for that Fund are not included in the Trust’s annual reports for the periods shown.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Capital Appreciation Fund
Institutional Class
06/30/2007	$20.22	$0.12	$2.73	$2.85	$(0.06)	$(1.37)
06/30/2006	18.36	0.12	1.78	1.90	(0.04)	–
06/30/2005	16.63	0.16	1.67	1.83	(0.10)	–
06/30/2004	14.27	0.06	2.30	2.36	–	–
06/30/2003	14.83	0.04	(0.60)	(0.56)	–	–
Administrative Class
06/30/2007	19.78	0.07	2.66	2.73	(0.03)	(1.37)
06/30/2006	17.99	0.07	1.74	1.81	(0.02)	–
06/30/2005	16.32	0.11	1.64	1.75	(0.08)	–
06/30/2004	14.04	0.02	2.26	2.28	–	–
06/30/2003	14.59	0.01	(0.56)	(0.55)	–	–
CCM Emerging Companies Fund
Institutional Class
06/30/2007	$24.55	$(0.11)	$1.14	$1.03	$–	$(2.37)
06/30/2006	23.27	(0.20)	3.40	3.20	–	(1.92)
06/30/2005	23.89	(0.18)	1.73	1.55	–	(2.17)
06/30/2004	19.70	(0.26)	6.27	6.01	–	(1.82)
06/30/2003	21.62	(0.20)	0.53	0.33	–	(2.25)
Administrative Class
06/30/2007	23.57	(0.16)	1.08	0.92	–	(2.37)
06/30/2006	22.46	(0.25)	3.28	3.03	–	(1.92)
06/30/2005	23.20	(0.23)	1.66	1.43	–	(2.17)
06/30/2004	19.21	(0.31)	6.12	5.81	–	(1.82)
06/30/2003	21.19	(0.24)	0.51	0.27	–	(2.25)
CCM Focused Growth Fund
Institutional Class
06/30/2007	$9.34	$0.03	$1.33	$1.36	$(0.02)	$(0.14)
06/30/2006	7.82	0.04	1.50	1.54	(0.02)	–
06/30/2005	6.94	0.02	0.86	0.88	–	–
06/30/2004	5.66	– (b)	1.28	1.28	–	–
06/30/2003	5.63	– (b)	0.03	0.03	–	–
Administrative Class
09/15/2006 – 06/30/2007	9.14	0.01	1.52	1.53	(0.03)	(0.14)
CCM Mid-Cap Fund
Institutional Class
06/30/2007	$28.50	$0.10	$3.81	$3.91	$–	$(2.87)
06/30/2006	25.20	0.10	3.20	3.30	–	–
06/30/2005	21.80	0.07	3.33	3.40	–	–
06/30/2004	17.65	0.02	4.13	4.15	–	–
06/30/2003	18.05	0.01	(0.41)	(0.40)	–	–
Administrative Class
06/30/2007	27.89	0.03	3.71	3.74	–	(2.87)
06/30/2006	24.71	0.02	3.16	3.18	–	–
06/30/2005	21.44	0.02	3.25	3.27	–	–
06/30/2004	17.40	(0.03)	4.07	4.04	–	–
06/30/2003	17.83	(0.03)	(0.40)	(0.43)	–	–

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.48 and 13.04%, respectively.

(d)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.87 and 12.81%, respectively.

76	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$(1.43)	$–	(b)	$21.64		14.67%	$424,762	0.68%	0.61%	150%
–	(0.04)	–	(b)	20.22		10.33	383,054	0.72	0.60	161
–	(0.10)	–		18.36		11.01	258,048	0.71	0.90	137
–	–	–		16.63		16.54	292,920	0.71	0.35	148
–	–	–		14.27		(3.77)	240,130	0.70	0.33	161

–	(1.40)	–	(b)	21.11		14.37	518,562	0.93	0.37	150
–	(0.02)	–	(b)	19.78		10.09	459,715	0.97	0.35	161
–	(0.08)	–		17.99		10.75	287,845	0.96	0.66	137
–	–	–		16.32		16.24	235,357	0.96	0.10	148
–	–	–		14.04		(3.76)	188,923	0.95	0.08	161

$–	$(2.37)	$–	(b)	$23.21		4.71%	$420,835	1.51%	(0.49)%	188%
–	(1.92)	–	(b)	24.55		14.08	597,208	1.52	(0.81)	155
–	(2.17)	–		23.27		6.82	597,547	1.51	(0.79)	144
–	(1.82)	–		23.89		31.57	491,944	1.50	(1.13)	176
–	(2.25)	–		19.70		3.50	284,187	1.50	(1.14)	130

–	(2.37)	–	(b)	22.12		4.47	54,701	1.76	(0.74)	188
–	(1.92)	–	(b)	23.57		13.82	62,776	1.77	(1.06)	155
–	(2.17)	–		22.46		6.49	50,854	1.76	(1.05)	144
–	(1.82)	–		23.20		31.33	55,531	1.75	(1.39)	176
–	(2.25)	–		19.21		3.27	50,035	1.75	(1.40)	130

$–	$(0.16)	$–		$10.54		14.72%	$50,850	0.71%	0.30%	106%
–	(0.02)	–	(b)	9.34		19.68	4,600	0.73	0.48	153
–	–	–		7.82		12.79	3,457	0.71	0.24	123
–	–	–		6.94		22.61	2,527	0.71	0.08	90
–	–	–		5.66		0.53	1,916	0.70	0.02	232

–	(0.17)	–		10.50		16.96	12	0.96 *	0.13 *	106

$–	$(2.87)	$–	(b)	$29.54		15.02%	$482,027	0.69%	0.35%	164%
–	–	–	(b)	28.50	(c)	13.10 (c)	470,705	0.71	0.35	174
–	–	–		25.20		15.60	271,735	0.71	0.31	140
–	–	–		21.80		23.51	254,401	0.71	0.12	165
–	–	–		17.65		(2.22)	254,338	0.71	0.08	155

–	(2.87)	–	(b)	28.76		14.73	278,073	0.94	0.11	164
–	–	–	(b)	27.89	(d)	12.87 (d)	304,305	0.96	0.09	174
–	–	–		24.71		15.25	260,340	0.96	0.07	140
–	–	–		21.44		23.22	190,058	0.95	(0.14)	165
–	–	–		17.40		(2.41)	118,600	0.96	(0.19)	155

Prospectus	77

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ All-Cap Value Fund(e)
Institutional Class
06/30/2007	$17.61	$0.32	$3.02	$3.34	$(0.23)	$(0.40)
06/30/2006	15.97	0.22	2.16	2.38	(0.09)	(0.65)
06/30/2005	15.36	0.21	1.22	1.43	--	(0.83)
06/30/2004	12.41	0.09	3.33	3.42	(0.05)	(0.42)
07/19/2002 – 06/30/2003	10.00	0.11	2.52	2.63	(0.05)	(0.17)
Administrative Class
06/30/2007	17.52	0.28	3.00	3.28	(0.19)	(0.40)
06/30/2006	15.87	0.18	2.15	2.33	(0.03)	(0.65)
06/30/2005	15.31	0.13	1.25	1.38	--	(0.83)
06/30/2004	12.39	0.05	3.32	3.37	(0.03)	(0.42)
07/19/2002 – 06/30/2003	10.00	0.08	2.52	2.60	(0.04)	(0.17)
NFJ Dividend Value Fund
Institutional Class
06/30/2007	$15.51	$0.46	$3.24	$3.70	$(0.41)	$(0.29)
06/30/2006	13.85	0.43	1.90	2.33	(0.45)	(0.22)
06/30/2005	12.59	0.36	1.39	1.75	(0.34)	(0.15)
06/30/2004	10.54	0.34	2.07	2.41	(0.27)	(0.09)
06/30/2003	11.35	0.35	(0.31)	0.04	(0.35)	(0.50)
Administrative Class
06/30/2007	15.56	0.42	3.25	3.67	(0.39)	(0.29)
06/30/2006	13.86	0.34	1.96	2.30	(0.38)	(0.22)
06/30/2005	12.60	0.33	1.39	1.72	(0.31)	(0.15)
06/30/2004	10.56	0.31	2.06	2.37	(0.24)	(0.09)
06/30/2003	11.38	0.32	(0.30)	0.02	(0.34)	(0.50)
NFJ International Value Fund
Institutional Class
06/30/2007	$19.43	$0.64	$7.36	$8.00	$(0.43)	$(0.27)
06/30/2006	15.38	0.49	3.88	4.37	(0.18)	(0.15)
06/30/2005	14.73	0.62	3.15	3.77	(0.64)	(2.48)
06/30/2004	11.34	0.52	4.12	4.64	(0.39)	(0.86)
01/31/2003 – 06/30/2003	10.00	0.18	1.25	1.43	(0.09)	–
NFJ Large-Cap Value Fund
Institutional Class
06/30/2007	$17.79	$0.40	$3.37	$3.77	$(0.34)	$(0.41)
06/30/2006	16.06	0.38	2.10	2.48	(0.38)	(0.37)
06/30/2005	14.64	0.30	1.96	2.26	(0.26)	(0.59)
06/30/2004	12.26	0.25	2.36	2.61	(0.23)	–
06/30/2003	13.17	0.29	(0.71)	(0.42)	(0.23)	(0.26)
Administrative Class
09/15/2006 – 06/30/2007	18.21	0.27	3.05	3.32	(0.32)	(0.41)
NFJ Mid-Cap Value Fund
Institutional Class
08/22/06 – 06/30/2007	$15.00	$0.57	$2.32	$2.89	$(0.36)	$(0.01)
NFJ Small-Cap Value Fund
Institutional Class
06/30/2007	$32.44	$0.95	$5.75	$6.70	$(0.65)	$(2.52)
06/30/2006	31.08	0.77	3.69	4.46	(0.63)	(2.47)
06/30/2005	27.93	0.66	4.53	5.19	(0.44)	(1.60)
06/30/2004	22.03	0.60	5.83	6.43	(0.30)	(0.23)
06/30/2003	21.85	0.44	–	0.44	(0.24)	(0.05)
Administrative Class
06/30/2007	31.52	0.83	5.59	6.42	(0.59)	(2.52)
06/30/2006	30.31	0.66	3.59	4.25	(0.57)	(2.47)
06/30/2005	27.32	0.58	4.43	5.01	(0.42)	(1.60)
06/30/2004	21.79	0.57	5.47	6.04	(0.28)	(0.23)
06/30/2003	21.67	0.38	0.01	0.39	(0.22)	(0.05)

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(d)	Less than $0.01 per share.
(e)	Prior to April 2, 2007, the Fund was named “Allianz NACM Flex-Cap Value Fund” and was sub-advised by Nicholas-Applegate Capital Management LLC.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.92%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.00%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.24%.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.53%.

78	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$(0.63)	$–	(d)	$20.32	19.14%	$11,196	0.92%		1.69%	122
–	(0.74)	–	(d)	17.61	15.13	32,059	0.91	(f)	1.29	55
–	(0.83)	0.01		15.97	9.30	29,288	0.91	(b)	1.34	150
–	(0.47)	–		15.36	27.88	1,542	0.96		0.61	145
–	(0.22)	–		12.41	26.53	1,202	0.96	(g)*	1.01 *	173

–	(0.59)	–	(d)	20.21	18.86	24	1.18%		1.50%	122
–	(0.68)	–	(d)	17.52	14.90	20	1.16	(h)	1.03	55
–	(0.83)	0.01		15.87	8.99	18	1.20	(b)	0.81	150
–	(0.45)	–		15.31	27.54	16	1.20		0.36	145
–	(0.21)	–		12.39	26.21	13	1.21	(h)*	0.76 *	173

$–	$(0.70)	$–	(d)	$18.51	24.20%	$1,693,928	0.67%		2.62%	29%
–	(0.67)	–	(d)	15.51	17.21	349,151	0.71		2.89	26
–	(0.49)	–		13.85	14.08	119,556	0.71		2.74	30
–	(0.36)	–		12.59	23.11	72,757	0.70		2.86	36
–	(0.85)	–		10.54	0.92	36,852	0.70		3.52	43

–	(0.68)	–	(d)	18.55	23.91	408,959	0.91		2.33	29
–	(0.60)	–	(d)	15.56	16.89	9,904	0.95		2.24	26
–	(0.46)	–		13.86	13.78	1,525	0.96		2.49	30
–	(0.33)	–		12.60	22.69	1,523	0.96		2.62	36
–	(0.84)	–		10.56	0.72	1,136	0.95		3.25	43

$–	$(0.70)	$–	(d)	$26.73	41.84%	$33,611	1.06%		2.71%	26%
–	(0.33)	0.01		19.43	28.63	3,026	1.08		2.70	25
–	(3.12)	–		15.38	27.08	2,501	0.53	(b)(c)	4.06	61
–	(1.25)	–		14.73	42.12	1,927	0.41		3.80	80
–	(0.09)	–		11.34	14.24	1,321	0.40	*	4.21 *	28

$–	$(0.75)	$–	(d)	$20.81	21.52%	$161,445	0.72%		2.01%	26%
–	(0.75)	–	(d)	17.79	15.77	27,324	0.73		2.23	32
–	(0.85)	0.01		16.06	15.78	7,835	0.71		1.96	35
–	(0.23)	–		14.64	21.46	3,279	0.70		1.82	99
–	(0.49)	–		12.26	(2.99)	2,268	0.70		2.52	54

–	(0.73)	–	(d)	20.80	18.52	77	0.97	*	1.73 *	26

$–	$(0.37)	$–	(d)	$17.52	19.48%	$4,940	0.86	%*(j)	4.01%*	34%

$–	$(3.17)	$–	(d)	$35.97	21.71%	$962,528	0.82%		2.82%	27%
–	(3.10)	–	(d)	32.44	15.00	653,254	0.86		2.40	32
–	(2.04)	–		31.08	19.00	462,991	0.86		2.25	20
–	(0.53)	–		27.93	29.53	266,629	0.86		2.40	30
–	(0.29)	0.03		22.03	2.28	153,509	0.85		2.20	20

–	(3.11)	–	(d)	34.83	21.44	903,752	1.07		2.55	27
–	(3.04)	–	(d)	31.52	14.65	698,010	1.11		2.13	32
–	(2.02)	–		30.31	18.74	527,720	1.11		2.02	20
–	(0.51)	–		27.32	28.04	197,865	1.11		2.28	30
–	(0.27)	–		21.79	1.93	67,899	1.10		1.89	20

Prospectus	79

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
OCC Core Equity Fund
Institutional Class
06/30/2007	$10.88	$0.10		$2.01	$2.11	$(0.05)	$(0.17)
06/30/2006	10.26	0.09		0.70	0.79	(0.04)	(0.13)
03/31/2005 – 06/30/2005	10.00	0.03		0.23	0.26	–	–
OCC Renaissance Fund
Institutional Class
06/30/2007	$22.19	$0.16		$4.16	$4.32	$–	$(3.16)
06/30/2006	24.78	0.16		1.48	1.64	–	(4.23)
06/30/2005	25.10	0.09		(0.41)	(0.32)	–	–
06/30/2004	17.39	0.05		7.66	7.71	–	–
06/30/2003	19.26	0.07		(1.25)	(1.18)	–	(0.69)
Administrative Class
06/30/2007	21.86	0.11		4.08	4.19	–	(3.16)
06/30/2006	24.53	0.09		1.47	1.56	–	(4.23)
06/30/2005	24.90	0.04		(0.41)	(0.37)	–	–
06/30/2004	17.30	(0.01)		7.61	7.60	–	–
06/30/2003	19.13	0.03		(1.17)	(1.14)	–	(0.69)
OCC Value Fund
Institutional Class
06/30/2007	$16.49	$0.27		$3.56	$3.83	$(0.24)	$(1.24)
06/30/2006	17.62	0.25		1.20	1.45	(0.23)	(2.35)
06/30/2005	17.46	0.21		0.49	0.70	(0.08)	(0.46)
06/30/2004	12.90	0.16		4.48	4.64	(0.08)	–
06/30/2003	13.89	0.14		(0.55)	(0.41)	–	(0.58)
Administrative Class
06/30/2007	16.18	0.22		3.50	3.72	(0.23)	(1.24)
06/30/2006	17.34	0.20		1.19	1.39	(0.20)	(2.35)
06/30/2005	17.17	0.16		0.49	0.65	(0.02)	(0.46)
06/30/2004	12.71	0.12		4.41	4.53	(0.07)	–
06/30/2003	13.73	0.11		(0.55)	(0.44)	–	(0.58)
OCC Equity Premium Strategy Fund(i)
Institutional Class
06/30/2007	$8.46	$0.07		$1.77	$1.84	$0.0	$(0.58)
06/30/2006	8.04	0.07		0.66	0.73	(0.01)	(0.30)
06/30/2005	7.66	0.11		0.36	0.47	(0.09)	–
06/30/2004	6.57	0.12		1.10	1.22	(0.13)	–
06/30/2003	7.03	0.12		(0.47)	(0.35)	(0.11)	–
Administrative Class
06/30/2007	8.41	0.05		1.76	1.81	0.0	(0.58)
06/30/2006	8.02	0.04		0.65	0.69	– (k)	(0.30)
06/30/2005	7.65	0.09		0.35	0.44	(0.07)	–
06/30/2004	6.55	0.10		1.11	1.21	(0.11)	–
06/30/2003	7.00	0.09		(0.46)	(0.37)	(0.08)	–
OCC Growth Fund(ii)
Institutional Class
06/30/2007	$20.74	$0.06		$5.17	$5.23	$–	$–
06/30/2006	18.76	0.04		1.94	1.98	–	–
06/30/2005	18.13	0.11		0.52	0.63	–	–
06/30/2004	15.13	0.02		2.98	3.00	–	–
06/30/2003	16.35	0.03		(1.25)	(1.22)	–	–
Administrative Class
06/30/2007	20.28	–	(K)	5.05	5.05	–	–
06/30/2006	18.39	(0.01)		1.90	1.89	–	–
06/30/2005	17.81	0.07		0.51	0.58	–	–
06/30/2004	14.90	(0.03)		2.94	2.91	–	–
06/30/2003	16.15	(0.01)		(1.24)	(1.25)	–	–

(i)	Formerly the PEA Equity Premium Strategy Fund.
(ii)	Formerly the PEA Growth Fund.
(a)	Calculated based on average shares outstanding during the period.
(b)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.51 and (1.55)%, respectively.

(c)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.61 and 3.94%, respectively.

(d)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.33 and 3.73%, respectively.

(e)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 6.09%.
(f)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.79%.
(g)

Repayments by the Adviser increased the end of period net asset value per share by $0.04 and total return by 0.27%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.09 and 19.56%, respectively.

(h)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.78 and 19.33%, respectively.

80	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$(0.22)	$–		$12.77		19.51%		$5,498	0.72%		0.88%	62%
–	(0.17)	–	(k)	10.88		7.77		3,284	0.72		0.85	80
–	–	–		10.26		2.60		3,049	0.70	*(m)	1.14 *	13

$–	$(3.16)	$–	(k)	$23.35		20.77%		$57,350	0.83%		0.73%	112%
–	(4.23)	–	(k)	22.19	(o)	6.73	(o)	51,569	0.86		0.66	85
–	–	–		24.78	(n)	(1.27	) (n)	149,294	0.86		0.38	101
–	–	–		25.10		44.34		305,637	0.86		0.21	60
–	(0.69)	–		17.39		(5.60)		167,562	0.86		0.48	76

–	(3.16)	–	(k)	22.89		20.46		80,521	1.08		0.48	112
–	(4.23)	–	(k)	21.86	(l)	6.45	(l)	127,136	1.11		0.40	85
–	–	–		24.53	(b)	(1.49	) (b)	189,795	1.11		0.15	101
–	–	–		24.90		43.93		175,132	1.11		(0.04)	60
–	(0.69)	–		17.30		(5.44)		67,270	1.11		0.23	76

$–	$(1.48)	$–	(k)	$18.84		23.70%		$116,630	0.70%		1.47%	95%
–	(2.58)	–	(k)	16.49		8.51		90,492	0.72		1.43	63
–	(0.54)	–		17.62	(c)	3.98	(c)	128,968	0.71		1.20	101
–	(0.08)	–		17.46		36.10		191,216	0.71		1.00	67
–	(0.58)	–		12.90		(2.40)		80,389	0.70		1.27	152

–	1.47	–	(k)	18.43		23.42		101,704	0.95		1.23	95
–	(2.55)	–	(k)	16.18		8.25		83,668	0.97		1.19	63
–	(0.48)	–		17.34	(d)	3.77	(d)	117,497	0.96		0.95	101
–	(0.07)	–		17.17		35.72		96,072	0.96		0.76	67
–	(0.58)	–		12.71		(2.65)		24,549	0.95		0.99	152

$–	$(0.58)	$–	(k)	$9.72	(p)	22.37	%(p)	$3,093	0.88%		0.78%	135%
–	(0.31)	–	(k)	8.46		8.91		4,836	0.90		0.78	149
–	(0.09)	–		8.04		6.14	(e)	6,712	0.86		1.40	24
–	(0.13)	–		7.66		18.66		8,212	0.86		1.63	83
–	(0.11)	–		6.57		(4.81)		6,857	0.86		1.86	84

–	(0.58)	–	(k)	9.64	(p)	21.98	(p)	431	1.13		0.54	135
–	(0.30)	–	(k)	8.41		8.66		531	1.15		0.52	149
–	(0.07)	–		8.02		5.84	(f)	739	1.11		1.15	24
–	(0.11)	–		7.65		18.56		780	1.11		1.41	83
–	(0.08)	–		6.55		(5.17)		949	1.11		1.49	84

$–	$–	$–	(k)	$25.97	(p)	25.22	%(p)	$7,355	0.76%		0.25%	79%
–	–	–	(k)	20.74		10.55		5,651	0.77		0.22	115
–	–	–		18.76	(i)	3.47	(i)	6,645	0.76		0.58	39
–	–	–		18.13	(g)	19.83	(g)	7,497	0.76		0.09	71
–	–	–		15.13		(7.46)		15,833	0.76		0.20	70

–	–	–	(k)	25.33	(p)	24.90	(p)	86	1.01		–	79
–	–	–	(k)	20.28		10.28		101	1.02		(0.03)	115
–	–	–		18.39	(j)	3.26	(j)	99	1.01		0.38	39
–	–	–		17.81	(h)	19.53	(h)	145	1.01		(0.15)	71
–	–	–		14.90		(7.74)		219	1.01		(0.06)	70

(i)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.74 and 3.35%, respectively.

(j)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.36 and 3.12%, respectively.

(k)	Amount is less than $0.01.
(l)

Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.83 and 6.31%, respectively.

(m)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.76%.
(n)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.76 and (1.34)%, respectively.

(o)

Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.16 and 6.59%, respectively.

(p)	Payments from Affiliates increased the end of the period net asset value and total return by less than $0.01 and 0.01%, respectively.

Prospectus	81

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
OCC International Equity Fund
Institutional Class
07/3/2006 – 06/30/2007	$15.00	$0.29	$3.57	$3.86	$(0.01)	$(0.04)
OCC Opportunity Fund(i)
Institutional Class
06/30/2007	$21.84	$(0.14)	$5.62	$5.48	$–	$(0.54)
06/30/2006	18.95	(0.13)	3.02	2.89	–	–
06/30/2005	17.86	(0.11)	1.20	1.09	–	–
06/30/2004	13.13	(0.09)	4.82	4.73	–	–
06/30/2003	12.68	(0.07)	0.52	0.45	–	–
Administrative Class
06/30/2007	21.55	(0.19)	5.52	5.33	–	(0.54)
06/30/2006	18.74	(0.18)	2.99	2.81	–	–
06/30/2005	17.70	(0.16)	1.20	1.04	–	–
06/30/2004	13.04	(0.13)	4.79	4.66	–	–
06/30/2003	12.63	(0.10)	0.51	0.41	–	–
OCC Target Fund(ii)
Institutional Class
06/30/2007	$20.17	$(0.03)	$5.52	$5.49	$–	$–
06/30/2006	18.18	(0.07)	2.06	1.99	–	–
06/30/2005	17.42	(0.05)	0.81	0.76	–	–
06/30/2004	13.48	(0.06)	4.00	3.94	–	–
06/30/2003	13.41	(0.04)	0.11	0.07	–	–
Administrative Class
06/30/2007	20.02	(0.09)	5.49	5.40	–	–
06/30/2006	18.10	(0.12)	2.04	1.92	–	–
06/30/2005	17.39	(0.09)	0.80	0.71	–	–
06/30/2004	13.48	(0.10)	4.01	3.91	–	–
06/30/2003	13.43	(0.07)	0.12	0.05	–	–

*	Annualized
(i)	Formerly the PEA Opportunity Fund.
(ii)	Formerly the PEA Target Fund.
(a)	Calculated on average shares outstanding during the period.
(b)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.72%.
(c)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 28.98%.
(d)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 6.09%.
(e)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.87%.
(f)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.34%.
(g)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.06%.
(h)	Amount is less than $0.01.
(i)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.82 and 15.13%, respectively.

(j)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.53 and 14.87%, respectively.

(k)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 10.87%, respectively.

(l)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.08%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.01 and 10.53%, respectively.

(m)	If the Adviser had not waived expenses, the ratio of expenses to average net assets would have been 2.24%.

82	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$(0.05)	$–		$18.81		25.77%		$4,833	1.07	%*(m)	1.78%	74%

$–	$(0.54)	$–	(h)	$26.78		25.37%		$26,598	0.92%		(0.62)%	148%
–	–	–	(h)	21.84	(i)	15.25	(i)	38,377	0.92		(0.62)	171
–	–	–		18.95		6.10	(d)	36,853	0.91		(0.64)	139
–	–	–		17.86		36.02		53,116	0.91		(0.58)	184
–	–	–		13.13		3.55		59,068	0.91		(0.68)	214

–	(0.54)	–	(h)	26.34		25.01		130	1.17		(0.90)	148
–	–	–	(h)	21.55	(j)	15.00	(j)	2,904	1.17		(0.87)	171
–	–	–		18.74		5.88	(e)	3,411	1.16		(0.89)	139
–	–	–		17.70		35.74	(b)	3,647	1.17		(0.79)	184
–	–	–		13.04		3.25		3,562	1.16		(0.93)	214

$–	$–	$–	(h)	$25.66		27.23%		$9,857	0.81%		(0.14)%	114%
–	–	–	(h)	20.17	(k)	10.89	(k)	7,349	0.82		(0.36)	134
–	–	–		18.18		4.36	(f)	57,815	0.81		(0.30)	103
–	–	–		17.42		29.23		61,005	0.81		(0.37)	96
–	–	–		13.48		0.52		46,106	0.81		(0.31)	105

–	–	–	(h)	25.42		26.97		193	1.06		(0.41)	114
–	–	–	(h)	20.02	(l)	10.61	(l)	203	1.07		(0.60)	134
–	–	–		18.10		4.08	(g)	206	1.06		(0.55)	103
–	–	–		17.39		29.01	(c)	335	1.06		(0.62)	96
–	–	–		13.48		0.37		285	1.06		(0.59)	105

Prospectus	83

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Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

Not part of the prospectus

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-498-5413 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Funds

1345 Avenue of the Americas

New York, NY 10105-4800

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-6161

Allianz Global Investors Distributors, LLC

1345 Avenue of the Americas

New York, NY 10105-4800

AZ730_19443

Filed pursuant to Rule 497(c)

File Nos. 33-36528 and 811-6161

Allianz Funds Prospectus

NOVEMBER 1, 2007

Nicholas-Applegate Capital Management

Share Classes

Institutional
Administrative

Allianz NACM Emerging Markets Opportunities Fund

Allianz NACM Global Fund

Allianz NACM Growth Fund

Allianz NACM Income & Growth Fund

Allianz NACM International Fund

Allianz NACM Mid-Cap Growth Fund

Allianz NACM Pacific Rim Fund

This cover is not part of the Prospectus

Allianz Funds Prospectus

Allianz Funds

November 1, 2007

Share Classes Institutional and Administrative

This prospectus describes 7 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliates, Nicholas-Applegate Capital Management LLC. As of September 30, 2007, Allianz Global Fund Management and its investment management affiliates managed approximately $781.3 billion.

The prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. The information contained in the table is for summary purposes only and is qualified in its entirety by reference to the discussion contained in the individual Fund Summaries beginning on page 4. These Fund Summaries also contain other important characteristics of the funds.

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Growth Stock Funds	NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Upper 90% of the Russell 1000 Growth Index
	NACM Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	80–100	Same as the Russell Midcap Growth Index
Global Stock Fund	NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	75–125	All capitalizations
International Stock Funds	NACM Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	125–150	All capitalizations
	NACM International	Maximum long-term capital appreciation	Companies located in the developed countries represented in the MSCI EAFE Index	100–150	All capitalizations
	NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations
Income & Equity Fund	NACM Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100–300	All capitalizations

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The Fund Summaries of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their Fund Summaries. Some Funds are subject to capitalization criteria and percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

2	Allianz Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	3

NACM Emerging Markets Opportunities Fund	Ticker Symbol AOTIX (Institutional)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Emerging market stocks Approximate Number of Holdings 125–150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may also invest in other equity securities, such as preferred stocks, convertible securities and warrants, and in equity-linked securities and fixed income securities. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers’ “emerging markets systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions, and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that is designed to exploit new excess return opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on August 18, 2006, when the Nicholas-Applegate Emerging Markets Opportunities Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to August 19, 2006, the bar chart, the information to its right and the Average Annual Total Returns table show performance Institutional Class shares of the NACM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual returns compare with the returns of a broad based securities market index and a performance average of other similar mutual funds. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

NACM Emerging Markets Opportunities Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	43.41%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘06)	19.03%

	Lowest (2nd Qtr. ‘06)	-5.68%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	NACM Fund Inception (5/27/04)(4)
Institutional Class — Before Taxes(1)	38.18%	42.15%
Institutional Class — After Taxes on Distributions(1)	37.03%	41.36%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	24.70%	36.53%
MSCI Emerging Markets Index(2)	32.17%	36.99%
Lipper Emerging Markets Funds Average(3)	32.19%	35.85%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The MSCI Emerging Markets (“EM”) Index is a market capitalization-weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia. The MSCI EM Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper Emerging Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s Gross National Product per capita or other economic measures. It does not take into account sales charges.

(4)	The NACM Fund began operations on 5/27/04. Index comparisons begin on 5/31/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)
Institutional	0.90%	None	0.71%	1.61%
(1)

Other Expenses reflects a 0.40% Administrative Fee and approximately 0.31% in trustees’, interest and miscellaneous expenses incurred by the class during the most recent fiscal year. See “Management of the Fund—Administrative Fees.”

(2)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Institutional Class shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$164	$508	$876	$1,911

Prospectus	5

NACM Global Fund	Ticker Symbols NGOIX (Institutional) NGAAX (Administrative)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. companies	Approximate Primary Capitalization Range All capitalizations

		Approximate Number of Holdings 75–125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

NACM Global Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	17.64%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	18.35%

	Lowest (1st Qtr. ‘03)	-4.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (7/19/02)(4)
Institutional Class — Before Taxes(1)	17.70%	20.91%
Institutional Class — After Taxes on Distributions(1)	16.09%	19.25%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	12.00%	17.47%
Administrative Class	17.43%	20.62%
MSCI ACWI Free Index(2)	20.95%	16.85%
Lipper Global Multi-Cap Growth Funds Average(3)	18.72%	16.28%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional Class	0.70%	None	0.36%	1.06%
Administrative Class	0.70	0.25%	0.36	1.31

(1)

Other Expenses reflects a 0.35% Administrative Fee and 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$108	$337	$585	$1,294
Administrative Class	133	415	718	1,579

Prospectus	7

NACM Growth Fund	Ticker Symbols: NGFIX (Institutional) MGFPX (Administrative)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization equity securities	Approximate Primary Capitalization Range Upper 90% of the Russell 1000 Growth Index

		Approximate Number of Holdings 50–80	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations within the upper 90% of the Russell 1000 Growth Index ($2.5 billion and greater as of September 30, 2007).

The Fund’s portfolio managers attempt to identify the strongest investment opportunities in the U.S. large cap equity universe by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions.

When determining whether they believe positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the portfolio managers have assessed an investment opportunity for the presence of a positive catalyst and sustainability, they seek confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The Fund is currently subject to purchase and exchange restrictions and is available only to certain investors. Please see “Purchases, Redemptions and Exchanges” below.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Growth Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	17.39%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘04)	13.13%

	Lowest (2nd Qtr. ‘06)	-3.24%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (7/19/02)(4)
Institutional Class — Before Taxes(1)	15.51%	11.58%
Institutional Class — After Taxes on Distributions(1)	14.03%	10.76%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	10.35%	9.71%
Administrative Class	15.17%	11.31%
Russell 1000 Growth Index(2)	9.07%	10.03%
Lipper Multi-Cap Growth Funds Average(3)	8.39%	13.06%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measurers the performance index of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

(3)

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional Class	0.50%	None	0.28%	0.78%
Administrative Class	0.50	0.25%	0.28	1.03

(1)

Other Expenses reflects a 0.25% Administrative Fee and 0.03% in trustees’, interest and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$80	$249	$433	$966
Administrative Class	105	328	569	1,259

Prospectus	9

NACM Income & Growth Fund	Ticker Symbol: AZNIX (Institutional Class)

Principal Investments and Strategies	Investment Objective Total return comprised of current income, current gains and capital appreciation	Fund Focus Combination of common stocks and other equity securities, debt securities and convertible securities Approximate Number of Holdings 100–300	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities. It is expected that substantially all of the Fund's debt securities and a substantial portion of its convertible securities will consist of securities rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund's investments across these asset classes will vary from time to time, based upon the portfolio managers' consideration of factors such as changes in equity prices, changes in interest rates and other economic and market factors, such that an asset class may be more heavily weighted in the Fund's portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund may invest a portion of its assets in non-U.S. securities, including emerging markets securities. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its common stock investments in companies with market capitalizations of $3 billion or more.

The portfolio managers utilize a disciplined, fundamental, bottom-up research process intended to identify issuers whose fundamentals are expected to improve. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for one or more of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; historic levels of dividend payments; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. In addition, when analyzing a convertible or debt security for possible investment, the portfolio managers will also consider such security's characteristics as an income-producing security using credit analysis. The convertible securities in which the Fund may invest include bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The weighted average maturity of the portion of the Fund's assets invested in convertible and debt securities will typically be ten years or less, although the weighted average maturity may vary depending on market conditions. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change or when a more attractive total return candidate is identified.

Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that the Fund will ordinarily write call options on all or substantially all of the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position. However, the extent of the Fund's use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund's distributions payable to the Fund's shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by NACM Income & Growth Fund.” The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • High Yield Risk • Equity Securities Risk • Smaller Company Risk	• Convertible Securities Risk • Credit Risk • Derivatives Risk • Focused Investment Risk • Interest Rate Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

10	Allianz Funds

NACM Income & Growth Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)
Institutional	0.65%	None	0.26%	0.91%

(1)

Other Expenses reflect a 0.25% Administrative Fee paid by Institutional Class shares, and 0.01% in trustees’ expenses estimated to be attributable to the class. See “Management of the Fund—Administrative Fees.”

(2)	Total Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Institutional	$93	$290

Prospectus	11

NACM International Fund	Ticker Symbols: NAISX (Institutional) ANCAX (Administrative)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index	Approximate Primary Capitalization Range All capitalizations

		Approximate Number of Holdings 100–150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in the securities of companies located outside of the United States.

The portfolio managers’ “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers aim to exceed the returns of the benchmark through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that is designed to exploit new excess return opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to October 16, 2004, the bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for Institutional Class shares of the NACM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service (12b-1) fees paid by Administrative Class shares. This is because the Fund’s Administrative Class shares were not outstanding during the time periods shown. Although Administrative Class and Institutional Class shares would have similar annual returns (because all of the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NACM International Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	10.23%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	22.16%

	Lowest (3rd Qtr. ‘02)	-19.00%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Since NACM Fund Inception (5/7/01)(4)
Institutional Class — Before Taxes(1)	30.81%	20.83%	15.98%
Institutional Class — After Taxes on Distributions(1)	28.96%	19.66%	14.94%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	20.25%	17.79%	13.51%
Administrative Class	30.47%	20.52%	15.69%
MSCI EAFE Index(2)	26.34%	14.98%	9.93%
Lipper International Multi-Cap Core Funds Average(3)	25.22%	14.36%	9.93%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Morgan Stanley Capital International Europe Australasia Far East (“MSCI-EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges and typically have 25% to 75% of their assets invested in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into consideration sales charges.

(4)	The Fund began operations on 5/7/01. Index comparisons begin on 4/30/01.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(3)
Institutional Class	0.60%	None	0.49%	1.09%
Administrative Class	0.60	0.25	0.48	1.33%

(1)

Other Expenses reflects a 0.45% Administrative Fee paid by each Class and approximately 0.04% and 0.03% in trustees’, interest and shareholder meeting/proxy expenses incurred by Institutional and Administrative Class shares, respectively, each during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

(2)	Total Annual Fund Operating Expenses for the Institutional Class does not include non-recurring expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$111	$347	$601	$1,329
Administrative Class	135	421	729	1,601

Prospectus	13

NACM Mid-Cap Growth Fund	Ticker Symbol: ANMIX (Institutional Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 80-100	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index Dividend Frequency At Least Annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index (between $1.0 billion and $25.8 billion as of September 30, 2007).

The portfolio managers use a quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively managed stock selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for stocks in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Derivatives Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The Fund reorganized on July 27, 2007 when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares based on the NACM Fund’s Class I shares, adjusted to reflect the advisory fees, administrative fees and other net expenses of the Fund’s Institutional Class shares. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad based securities market index and a performance average of other similar mutual funds. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

NACM Mid-Cap Growth Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	11.22%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ‘06)	9.35%

	Lowest (2nd Qtr. ‘06)	-5.47%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	NACM Fund Inception (2/27/04)(4)
Institutional Class — Before Taxes(1)	13.09%	12.77%
Institutional Class — After Taxes on Distributions(1)	11.83%	11.88%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	8.96%	10.59%
Russell Midcap Growth Index(2)	10.66%	11.57%
Lipper Mid-Cap Core Funds Average(3)	12.10%	8.46%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The NACM Fund began operations on 2/27/04. Index comparisons begin on 2/29/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Net Annual Fund Operating Expenses
Institutional	0.65%	None	0.76%	1.41%	(0.51)%	0.90%

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by Institutional Class shares, 0.50% in organizational expenses and 0.01% in trustees’ expenses, each based on estimated amounts for the Fund’s fiscal year ending June 30, 2008. See “Management of the Fund—Administrative Fees.”

(2)

Net Annual Fund Operating Expenses reflects the effect of a contractual agreement by the Adviser to waive its Advisory Fee or Administrative Fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 0.90% for Institutional Class shares during the Fund’s fiscal year ending June 30, 2008 (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Institutional Class shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$92	$290	$504	$1,120

*	The Examples are based on the Net Annual Fund Operating Expenses shown above.

Prospectus	15

NACM Pacific Rim Fund	Ticker Symbol: NAPRX (Institutional)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital	Fund Focus Equity securities of Pacific Rim companies	Approximate Primary Capitalization Range All capitalizations

		Approximate Number of Holdings 75–125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers currently consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund’s assets among securities of issuers located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above-average growth of capital.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that the portfolio managers believe will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on July 20, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to July 21, 2002, the bar chart, the information to its right and the Average Annual Total Returns table show performance of Institutional Class shares of the NACM Fund, adjusted to reflect the actual advisory fees, administrative fees and other expenses paid by the Fund’s Institutional Class shares. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. Past performance is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

NACM Pacific Rim Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	26.06%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘99)	44.16%

	Lowest (2nd Qtr. ‘98)	-23.54%
Calendar Year End (through 12/31)

Average Annual Total Returns (for the periods ended 12/31/06)

	1 Year	5 Years	Since NACM Fund Inception (12/31/97)(4)
Institutional Class — Before Taxes(1)	20.08%	21.81%	15.62%
Institutional Class — After Taxes on Distributions(1)	17.81%	21.06%	11.73%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	13.56%	19.06%	11.24%
MSCI Pacific Index(2)	12.20%	15.51%	7.00%
Lipper Pacific Region Funds Average(3)	19.85%	18.00%	9.29%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Morgan Stanley Capital International (MSCI) Pacific Index is composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper Pacific Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities with primary trading markets or operations concentrated in the western Pacific Basin region or a single country within this region. It does not take into consideration sales charges.

(4)	The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional Class	0.90%	None	0.46%	1.36%

(1)

Other Expenses reflects a 0.45% Administrative Fee and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$138	$431	$745	$1,635

Prospectus	17

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized alphabetically in this section. Each Fund may be subject to additional principal risks and risks other than those described below or in its Fund Summary because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in any of the Funds.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of the conversion feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease as the value of the underlying stock decreases. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

Credit Risk

All of the Funds may be subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk

Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce, or “hedge”, exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the

18	Allianz Funds

potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among others, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, the Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a fund that focuses its investments in a certain type of issuer (i.e., biotechnology, healthcare, and/or technology issuers) is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

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High Yield Risk

A fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

Issuer Risk

The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. Allianz Global Investors Fund Management, Nicholas-Applegate Capital Management and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic

20	Allianz Funds

developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or narrowly defined area such as the Pacific Rim, it will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with non-U.S. investments. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in non-U.S. securities.

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Additional Risks of Investing in the Funds

In addition to the risks described above, certain of the Funds are newly formed and therefore have a limited or no history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Fund’s size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Adviser and its investment management affiliates had approximately $781.3 billion in assets under management.

The Adviser has retained its investment management affiliate, Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate” or the “Sub-Adviser”), to manage each Fund’s investments. See “Sub-Adviser” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year (except as noted), the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
NACM Growth Fund	0.50%
NACM International Fund	0.60%
NACM Income & Growth* and NACM Mid-Cap Growth* Funds	0.65%
NACM Global Fund	0.70%
NACM Emerging Markets Opportunities and NACM Pacific Rim Funds	0.90%

*	The Fund recently commenced investment operations and, as a result, did not pay advisory fees for a full fiscal year. The fee rate presented in this table reflects the advisory fee rate payable for the current fiscal year.

Prospectus	21

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund (except the NACM Income & Growth Fund and the NACM Mid-Cap Growth Fund, which were recently organized) and the portfolio management agreement between Allianz Global Fund Management and the Sub-Adviser is available in the Fund’s semi-annual report to shareholders for the six-month period ended December 31, 2006. A discussion regarding the basis for the initial approval by the Board of Trustees of the investment advisory agreement between Allianz Global Fund Management and the NACM Income & Growth Fund and the portfolio management agreement between Allianz Global Fund Management and the Sub-Adviser with respect to the NACM Income & Growth Fund will be available in the semi-annual report to shareholders for the six-month period ending December 31, 2007. A discussion regarding the basis for any approval by the Board of Trustees of the investment advisory agreement between Allianz Global Management and the Sub-Adviser with respect to the NACM Mid-Cap Growth Fund during the six-month period ending December 31, 2007 will be available in the semi-annual report to shareholders for that period.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Institutional Class and Administrative Class shareholders of each Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares. The Administrator, in turn, provides or procures administrative services for Institutional Class and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Administrator exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs generally increases as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee and which may vary and affect the total level of expenses paid by Institutional Class and Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Institutional Class and Administrative Class shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional Class and Administrative Class shares):

Fund	Administrative Fees*
NACM Growth, NACM Income & Growth and NACM Mid-Cap Growth Funds	0.25%
NACM Global Fund	0.35%
NACM Emerging Markets Opportunities, NACM International and NACM Pacific Rim Funds	0.45%

*	The Administrative Fee rate for each Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

22	Allianz Funds

Sub-Adviser

Nicholas-Applegate Capital Management LLC serves as the Sub-Adviser for the Funds. The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees.

Organized in 1984, Nicholas-Applegate, an indirect subsidiary of Allianz, provides advisory services primarily to mutual funds, closed-end funds and institutional accounts. As of September 30, 2007, Nicholas-Applegate had approximately $14.8 billion in assets under management.

The individuals at Nicholas-Applegate listed below have or share primary responsibility for the day-to-day management of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras, CFA, is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm, including those performed for the Funds. He is also a Portfolio Manager for the International Growth portfolios and a member of the Executive Committee. Prior to joining Nicholas-Applegate in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000, Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has 19 years of investment management experience.

For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds which they manage.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Emerging Markets Opportunities Fund	Kunal Ghosh	2007	Senior Vice President and Portfolio Manager for the Nicholas-Applegate International Systematic strategies. Prior to joining Nicholas-Applegate in 2006, Mr. Ghosh was a research associate and portfolio manager at Barclays Global Investors from 2003 to 2006. Prior to joining Barclays Global Investors in 2003, Mr. Ghosh spent one year as a quantitative analyst for the Cayuga Hedge Fund and three years as an engineer at Delphi Corporation (formerly Delphi Automotive Systems). He has 4 years of investment experience.

	Steven Tael, Ph.D., CFA	2007	Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2005, Mr. Tael was a research analyst for eight years at Mellon Capital Management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. He has 11 years of investment experience.

NACM Global Fund	Pedro Marcal	2002 (Inception)	Senior Vice President, Asset Allocation Committee Member and Portfolio Manager for the Nicholas-Applegate Global Equities strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. He has 18 years’ total investment management experience including positions with A.B. Laffer & Associates as an economist and A-Mark Precious Metals as a precious metals trader.

	Christopher A. Herrera	2006	Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies. Prior to joining Nicholas-Applegate in 2000, Mr. Herrera worked as an intern on the firm’s international team while completing his M.B.A. degree. He was previously an analyst in the Investment Banking division of Lehman Brothers. He has 11 years of investment experience.

	Nelson Shing	2007	Senior Vice President and Investment Analyst for Nicholas-Applegate U.S. Value strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he was an analyst with Pequot Capital Management, Inc. (from 2001-2003), Morgan Stanley Investment Management, Inc. (from 2000-2001), C. Blair Asset Management, L.P. (1999) and Credit Suisse First Boston (from 1997-1999). He has 10 years of investment industry experience.

NACM Growth Fund	James Li, Ph.D., CFA	2006	Senior Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2000, he was an investment officer with Accessor Capital Management and a consultant with Frank Russell Company. He has 12 years of investment industry experience.

	Jane Edmondson	2006	Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 1996, Ms. Edmondson was a financial consultant with Merrill Lynch. She has 16 years of investment industry experience.

NACM Income & Growth Fund	Douglas Forsyth, CFA (Lead)	2007 (Inception)	Mr. Forsyth is a Managing Director and Senior Portfolio Manager and Member of the Executive Committee at Nicholas-Applegate. Mr. Forsyth oversees Nicholas-Applegate’s Income and Growth Strategies team. He joined Nicholas-Applegate in 1994 after three years of investment management experience at AEGON USA. Mr. Forsyth holds a B.B.A. from the University of Iowa. He has 15 years of investment industry experience.

	Michael E. Yee	2007 (Inception)	Mr. Yee is a Senior Vice President and Portfolio Manager at Nicholas-Applegate and is a member of Nicholas-Applegate’s Income and Growth Strategies team. He joined Nicholas-Applegate in 1995 and has been a portfolio manager since 1998. Mr. Yee holds a B.S. from the University of California, San Diego and an M.B.A. from San Diego State University. He has 13 years of investment industry experience.

Prospectus	23

Fund	Portfolio Managers	Since	Recent Professional Experience

	Justin Kass, CFA	2007 (Inception)	Mr. Kass is a Senior Vice President and Portfolio Manager at Nicholas-Applegate. He joined Nicholas-Applegate in 2000 with responsibilities for portfolio management and research on Nicholas-Applegate’s Income and Growth Strategies team. Mr. Kass was previously an analyst and interned on the team, where he added significant depth to Nicholas-Applegate’s proprietary Upgrade Alert Model. Mr. Kass earned his M.B.A. in finance from The UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has 9 years of investment industry experience.

NACM International Fund	Horacio A. Valeiras, CFA	2006	See above.

	Steven Tael, Ph.D., CFA	2006	See above.

	Kunal Ghosh	2006	See above.

NACM Mid-Cap Growth Fund	Jane Edmondson	2006**	See above.

	Mark P. Roemer	2006**	Mr. Roemer is a Senior Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2001, he spent a total of 5 years with Barclays Global Investors as principal and U.S. Equity product manager and began his career at Kleinwort Benson Investment Management of London. Mr. Roemer earned his M.S. degrees from London Business School and Stanford University and his B.S. from Virginia Polytechnic Institute & State University. He has 11 years of investment industry experience.

NACM Pacific Rim Fund	Pedro Marcal	2007	See above.

**	Represents the date the individual became involved in the management of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the predecessor of the NACM Mid-Cap Growth Fund.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee the Funds’ sub-adviser and to recommend its hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-adviser, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

24	Allianz Funds

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the sub-adviser to perform their respective contracts with respect to the Funds.

Prospectus	25

Investment Options— Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus (except for the NACM Emerging Markets Opportunities, NACM Income & Growth, NACM Mid-Cap Growth and NACM Pacific Rim Funds, which offer only Institutional Class shares).

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within the applicable Holding Period. See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

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Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund that offers Administrative Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds that offer Administrative Class shares to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

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Arrangements with Service Agents.  Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments to Financial Firms.  Some or all of the service and distribution fees imposed upon Administrative Class shares and described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this sub section only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor

26	Allianz Funds

access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described in this paragraph are not generally made with respect to Administrative or Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

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Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

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Investment Minimums.  The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

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Timing of Purchase Orders and Share Price Calculations.  A purchase order received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that valuation time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the valuation time and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

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Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Allianz Funds, c/o BFDS, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

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Additional Investments.  An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

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Other Purchase Information.  Purchases of a Fund’s Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

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An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

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Restrictions on Purchases of the NACM Growth Fund.  Institutional Class shares of the NACM Growth Fund are not available for purchase by the general public. Institutional Class shares of the NACM Growth Fund are currently available only for purchase by the Allianz Global Investors Multi-Style Fund and by the benefit plans of Allianz Global Fund Management and its affiliates. The Fund’s Board of Trustees may modify or eliminate these restrictions at any time.

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Retirement Plans.  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

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Redemption Fees.  Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days
NACM Growth, NACM Income & Growth and NACM Mid-Cap Growth Funds	•
NACM Emerging Markets Opportunities, NACM Global, NACM International and NACM Pacific Rim Funds		•

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

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A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described below under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Limitations on Identifying Transactions Subject to the Redemption Fee.  The Funds may be limited in their ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Funds to collect the Redemption Fee on transactions by shareholders who purchase redeem or exchange shares through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D, Class R, Administrative Class and Institutional Class shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Funds, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Funds may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant—Directed Retirement Plans.”

Waivers of Redemption Fees.  The Funds have elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;
•	redemptions or exchanges that are initiated by the sponsor of a wrap program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
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redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;

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•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and
•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of a Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the same Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; and 5) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redeeming Shares

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Redemptions by Mail.  An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

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Redemptions by Telephone or Other Wire Communication.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to

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redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

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Other Redemption Information.  Subject to any applicable Redemption Fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, will receive that day’s NAV. A redemption request received on or after that time becomes effective on the next business day.

Unless eligible for a waiver, shareholders who redeem their shares within the applicable Holding Period will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” above.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax- efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are

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redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below, or in the applicable Funds’ or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees) of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds for shares of any other Fund within the applicable Holding Period will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days prior notice whenever it is reasonably able to do so. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners.

Institutional Class shares of the NACM Growth Fund are not available for exchanges from Institutional Class shares of other Allianz Funds and PIMCO Funds.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, high-yield securities and securities of issuers located in emerging markets that are thinly traded and therefore may have actual values that differ from their market prices.

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To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of a Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of a Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” above for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-498-5413. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Institutional and Administrative Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

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Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the higher expenses applicable to Administrative Class shares. Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

Tax Consequences

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

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Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to shareholders as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which

36	Allianz Funds

would be tax-free to the shareholders, up to the amount of each shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

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Taxes on Redemptions or Exchanges of Shares.  Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders that are subject to such tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

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A Note on Non-U.S. Investments.  A Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

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Backup Withholding.  The Funds generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Funds with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

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Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions fewer companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. The NACM Global and NACM International Funds invest principally in securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). The NACM Pacific Rim Fund invests principally in equity securities of companies located within the Pacific Rim.

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The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities

Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and

Prospectus	39

sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. Also, such transactions may not be successful and may eliminate any change for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s). Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

Derivatives

Unless otherwise stated in the Fund Summaries, the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of the Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

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Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more of non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Prospectus	41

Defensive Strategies

In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this prospectus, the term “fixed income securities” includes: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the Fund Summaries, the Funds may invest in derivatives based on fixed income securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Funds’ limitation to invest not more than 15% of its total assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

42	Allianz Funds

Credit Ratings and Unrated Securities

A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating rate debt instruments (“floaters”) or engages in credit spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Prospectus	43

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral, though the Fund generally also bears the risk of loss associated with investment of the collateral. See the Trust’s Statement of Additional Information for more detail. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which currently is an affiliate of the Adviser. Collateral from loans of portfolio securities may be invested in a pooled investment vehicle that is managed by, and pays fees to, an affiliate of the Adviser.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or

44	Allianz Funds

contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investmemt in Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Investment in Other Investment Companies

Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, the NACM Global, NACM Growth, NACM Income & Growth and NACM International Funds had a portfolio turnover rate in excess of 100%. Other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of each of the Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information.

Prospectus	45

These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the NACM Pacific Rim, NACM Mid-Cap Growth and NACM Emerging Markets Opportunities Funds has adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 (which policies are set forth in the Statement of Additional Information) and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise specified, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise indicated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, placement warrants or other structured products.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

46	Allianz Funds

Financial Highlights

The financial highlights table below is intended to help you understand the financial performance of the Institutional and Administrative Class shares of each Fund (except the NACM Mid-Cap Growth Fund, whose financial highlights information is presented further below) since each class of shares was first offered. Certain information reflects financial results for a single Fund share. For the NACM Pacific Rim Fund, the financial information shown below for periods prior to July 20, 2002 is that of the Nicholas-Applegate Pacific Rim Fund, the NACM Pacific Rim Fund’s predecessor, which reorganized into the NACM Pacific Rim Fund on July 20, 2002. The NACM Pacific Rim Fund did not offer Administrative Class shares during the periods shown. For the NACM International Fund, the financial information shown below for periods prior to October 15, 2004 is that of the Nicholas-Applegate International Systematic Fund, the NACM International Fund’s predecessor, which reorganized into the NACM International Fund on October 15, 2004.

The total returns in the table below represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements (except those of the NACM Mid-Cap Growth Fund), are included in the Trust’s annual report to shareholders. With respect to the NACM International and NACM Pacific Rim Funds, the information reflected for all periods ending prior to and including June 30, 2004 and June 30, 2002, respectively, was audited by other auditors. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Prospectus	47

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gains (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NACM Emerging Markets Opportunities Fund
Institutional Class
06/30/2007	$19.43	$(0.01)	$11.63	$11.62	$(0.03)	$(0.46)
04/01/2006 – 06/30/2006	20.59	0.07	(1.23)	(1.16)	0.00	0.00
03/31/2006	12.62	0.28	7.96	8.24	(0.27)	0.00
05/27/2004† – 03/31/2005	10.00	0.08	2.55	2.63	(0.01)	0.00
NACM Global Fund
Institutional Class
06/30/2007	$17.76	$0.09	$4.28	$4.37	$—	$(1.02)
06/30/2006	15.62	(0.03)	2.85	2.82	—	(0.68)
06/30/2005	14.34	0.05	1.83	1.88	—	(0.61)
06/30/2004	11.74	(0.01)	3.55	3.54	—	(0.95)
07/19/2002† – 06/30/2003	10.00	(0.01)	1.80	1.79	(0.05)	—
Administrative Class
06/30/2007	17.59	0.03	4.25	4.28	—	(1.02)
06/30/2006	15.52	0.02	2.73	2.75	—	(0.68)
06/30/2005	14.28	0.02	1.82	1.84	—	(0.61)
06/30/2004	11.73	(0.04)	3.53	3.49	—	(0.95)
07/19/2002† – 06/30/2003	10.00	(0.03)	1.80	1.77	(0.04)	—
NACM Growth Fund
Institutional Class
06/30/2007	$13.12	$0.07	$2.69	$2.76	$—	$(0.34)
06/30/2006	12.89	0.06	1.18	1.24	—	(1.01)
06/30/2005	12.04	0.07	1.07	1.14	—	(0.29)
06/30/2004	11.25	(0.01)	0.93	0.92	—	(0.13)
07/19/2002† – 06/30/2003	10.00	— (i)	1.25	1.25	—	—
Administrative Class
06/30/2007	12.98	0.04	2.65	2.69	—	(0.34)
06/30/2006	12.79	0.03	1.17	1.20	—	(1.01)
06/30/2005	11.98	0.04	1.06	1.10	—	(0.29)
06/30/2004	11.23	(0.04)	0.92	0.88	—	(0.13)
07/19/2002† – 06/30/2003	10.00	(0.02)	1.25	1.23	—	—
NACM Income & Growth Fund
Institutional Class
02/28/2007† - 06/30/2007	$15.00	$0.25	$0.56	$0.81	$(0.21)	$0.03
NACM International Fund
Institutional Class
06/30/2007	$22.01	$0.36	$5.11	$5.47	$(0.15)	$(0.98)
06/30/2006	16.29	0.32	6.05	6.37	(0.14)	(0.51)
06/30/2005	14.54	0.36	2.35	2.71	(0.34)	(0.62)
04/01/2004 – 06/30/2004	14.61	0.11	(0.18)	(0.07)	—	—
04/01/2003 – 03/31/2004	8.98	0.19	5.73	5.92	(0.29)	—
04/01/2002 – 03/31/2003	11.30	0.13	(1.56)	(1.43)	(0.89)	—
Administrative Class
06/30/2007	21.98	0.76	4.65	5.41	(0.07)	(0.98)
01/10/2006† – 06/30/2006	20.25	0.21	1.52	1.73	—	—
NACM Pacific Rim Fund
Institutional Class
06/30/2007	$14.27	$0.03	$4.87	$4.90	$—	$(1.07)
06/30/2006	10.10	0.04	4.66	4.70	(0.10)	(0.44)
06/30/2005	9.31	0.04	0.88	0.92	—	(0.13)
06/30/2004	6.31	0.01	2.97	2.98	—	—
06/30/2003	7.30	0.04	(1.03)	(0.99)	—	—

*	Annualized
**	Not Annualized
†	Commencement of operations
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.44%.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.66%.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 7.27%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 7.51%.
(f)

Due to the realignment of the Fund’s portfolio in connection with the combination with Emerging Countries Fund on March 24, 2005, the cost of purchases of $2,958,229 and proceeds from sales of $3,564,155 have been excluded from the Portfolio Turnover calculation.

(h)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(i)	Less than $0.01 per share.
(l)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.
(m)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.
(n)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.

48	Allianz Funds

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fee		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.49)	$0.00	(i)	$30.56		61.11%	$59,834	1.61	(y)	(0.06)%	77%
—	0.00	0.00		19.43		(5.63)	21,682	1.55		1.42	28
—	(0.27)	0.00		20.59		65.89	20,725	1.68	(z)	1.88	119
—	(0.01)	0.00		12.62		26.32	26,517	1.75	(aa)*	0.56 *	59 (f)

$—	$(1.02)	$—	(i)	$21.11		25.26%	$25	1.06%		0.47%	102%
—	(0.68)	—	(i)	17.76		18.29	11	1.06	(l)	(0.22)	114
—	(0.61)	0.01		15.62		13.34	1,120	1.15	(h)	0.37	148
—	(0.95)	0.01		14.34		31.10	1,469	1.11		(0.07)	203
—	(0.05)	—		11.74		17.96	1,121	1.10	(b)*	(0.08)*	260

—	(1.02)	$—	(i)	20.85		24.99	26	1.31		0.17	102
—	(0.68)	—	(i)	17.59		17.94	21	1.32		0.12	114
—	(0.61)	0.01		15.52		13.11	17	1.40	(h)	0.13	148
—	(0.95)	0.01		14.28		30.69	15	1.36		(0.32)	203
—	(0.04)	—		11.73		17.74	12	1.35	(c)*	(0.33)*	260

$—	$(0.34)	$—	(i)	$15.54		21.27%	$688	0.78%		0.51%	168%
—	(1.01)	—	(i)	13.12		9.81	567	0.76	(m)	0.43	152
—	(0.29)	—		12.89		9.47	1,202	0.80	(h)	0.55	274
—	(0.13)	—		12.04		8.22	1,157	0.81		(0.11)	160
—	—	—		11.25		12.50	1,070	0.80	(d)*	0.02 *	167

—	(0.34)	$—	(i)	15.33		20.96	18	1.03		0.26	168
—	(1.01)	—	(i)	12.98		9.56	15	1.01	(n)	0.22	152
—	(0.29)	—		12.79		9.18	13	1.05	(h)	0.30	274
—	(0.13)	—		11.98		7.88	12	1.05		(0.36)	160
—	—	—		11.23		12.30	11	1.05	(e)*	(0.22)*	167

$—	$(0.24)	$—		$15.57		5.29%	$21,080	0.91	%(x)	4.94%*	127%

$—	$(1.13)	$—	(i)	$26.35		25.43%	$125,273	1.09%		1.48%	166%
—	(0.65)	—	(i)	22.01		39.76	104,672	1.07		1.57	152
—	(0.96)	—		16.29		19.49	45,195	1.06	(h)(q)	2.26	107
—	—	—		14.54		(0.48)	10,255	1.18	(s)(t)*	3.06 *	29
—	(0.29)	—		14.61		66.48	10,305	1.35	(u)(w)	1.55	163
—	(0.89)	—		8.98		(19.81)	5,581	1.20		1.33	282

—	(1.05)	$—	(i)	26.34		25.12	122	1.33		3.01	166
—	—	—		21.98		8.54	11	1.33	*	2.08 *	152

$—	$(1.07)	$—	(i)	$18.10		35.84%	$54,810	1.36%		0.18%	62%
—	(0.54)	0.01		14.27	(v)	47.18 (v)	36,150	1.37		0.30	96
—	(0.13)	—		10.10		9.94	459	1.51	(h)	0.47	101
—	—	0.02		9.31		47.54	8,273	1.43		0.07	118
—	—	—		6.31		(13.05)	5,592	1.46	(r)	0.63	264

(o)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(p)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.57%.
(q)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.23%.
(r)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.
(s)

The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.39% for the period 4/1/2004 to 3/31/2005.

(t)	Ratio of expenses to average net assets excluding the expense offset is 1.40%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.80%.
(u)

The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 4/1/2003 to 7/28/2003 and 1.39% for the period 7/29/2003 to 3/31/2004.

(v)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.11%. If the Affiliates had not made these payments, end of period net asset value and total return would have been $14.27 and 47.07% respectively.

(w)	Ratio of expenses to average net assets excluding the expense offset is 1.39%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.55%.
(x)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.40%.
(y)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.
(z)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.
(aa)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.83%.

Prospectus	49

Financial Highlights (continued)

The financial highlights table below is intended to help you understand the financial performance of the Institutional Class shares of the NACM Mid-Cap Growth Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The financial information shown below is that of Class I shares of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the NACM Mid-Cap Growth Fund’s predecessor (the “Predecessor Fund”), which reorganized into the NACM Mid-Cap Growth Fund on July 27, 2007. In the absence of such reorganization, the NACM Mid-Cap Growth Fund would not have any financial information to disclose.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of the NACM Mid-Cap Growth Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund’s financial statements, are included in the March 31, 2007 annual report to shareholders of Nicholas-Applegate Institutional Funds. The Predecessor Fund’s financial statement and the report of independent accountants thereon are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Capital Gains
U.S. SYSTEMATIC MID CAP GROWTH
For the period 04/01/07 through 06/30/07*	$13.77	$(0.01)	$0.61	$0.60	$—	$—
For the year ended 03/31/07	13.02	(0.04)	1.37	1.33	—	(0.58)
For the year ended 03/31/06	10.69	(0.04)	2.85	2.81	—	(0 48)
For the year ended 03/31/05	9.89	(0.04)	0.84	0.80	—	—
2/27/04 (Commenced) to 03/31/04	10.00	0.00 (6)	(0.11)	(0.11)	—	—

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)

Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

(4)	The expense reimbursement was terminated on January 23, 2006.
(5)	Net expenses include certain items not subject to expense reimbursement.
(6)	Less than one penny per share.
(7)	Inception to date Return.
(8)

The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses) of the U.S. Systematic Mid Cap Growth Fund did not exceed 1.33% throughout the year.

(9)	Not annualized.
(10)

Due to the realignment of the Fund’s portfolio in connection with the combination with U.S. Systematic Mid Cap Growth Fund, the cost of purchases of $1,095,903 and proceeds from sales of $1,041,817 have been excluded from the Portfolio Turnover calculation.

*	On May 11, 2007, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to June 30.

50	Allianz Funds

					Ratios to Average Net Assets(3)
Total Distribution	Net Asset Value, Ending	Total Return(2)		Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expense (Reimbursements)/ Recoupment(4)	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset(5)		Fund’s Portfolio Turnover Rate

$—	$14.37	4.36%		$3,478	(0.26)%	1.35%	—	1.35%	0.98%		41	%(9)
(0.58)	13.77	10.54		3,335	(0.34)	1.34	—	1.34	1.14		191
(0.48)	13.02	26.73		3,348	(0.33)	2.15	(0.81)%	1.34	1.01	(8)	160
—	10.69	8.09		5,566	(0.36)	1.97	(0.63)	1.34	1.21		146	(10)
—	9.89	(1.10	)(7)	5,347	(0.43)	4.39	(3.04)	1.35	1.35		14

Prospectus	51

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Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

Nicholas-Applegate Capital Management LLC, 600 West Broadway, San Diego, CA 92101

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

Not part of the prospectus

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-498-5413 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Funds

1345 Avenue of the Americas

New York, NY 10105-4800

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-6161

Allianz Global Investors Distributors, LLC

1345 Avenue of the Americas

New York, NY 10105-4800

AZ725_19449

Filed pursuant to Rule 497(c)
File Nos. 33-36528 and 811-6161

Allianz Funds Prospectus

NOVEMBER 1, 2007

RCM Funds

Share Classes

Institutional
Administrative

DOMESTIC STOCK FUNDS

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz RCM Mid-Cap Fund

Allianz RCM Small-Cap Growth Fund

INTERNATIONAL STOCK FUND

Allianz RCM International Growth Equity Fund

SECTOR STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

GLOBAL STOCK FUND

Allianz RCM Global Small-Cap Fund

This cover is not part of the Prospectus

RCM Funds Prospectus

Allianz Funds

November 1, 2007

Share Classes Institutional and Administrative

This prospectus describes 8 mutual funds offered by Allianz Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliate, RCM Capital Management LLC. Allianz Global Fund Management’s and RCM’s institutional heritage is reflected in the RCM Funds offered in this Prospectus. As of September 30, 2007, Allianz Global Fund Management and its investment management affiliates managed approximately $781.3 billion.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. The information contained in the table is for summary purposes only and is qualified in its entirety by reference to the discussion contained in the individual Fund Summaries beginning on page 4. These Fund Summaries also contain other important characteristics of the Funds.

	Fund Name	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Domestic Funds	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$3 billion or more
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index
	RCM Small-Cap Growth	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Companies with market capitalizations at or below the highest market capitalization represented in either or both of the Russell 2000 Index and the S&P SmallCap 600 Index
	RCM Strategic Growth	Capital appreciation	Equity and equity-related securities and derivatives	40–150	$500 million or more
Global Fund	RCM Global Small-Cap	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Same as the MSCI World Small-Cap Index
International Fund	RCM International Growth Equity	Long-term capital appreciation	Equity securities of companies worldwide	50–115	In excess of $1 billion
Sector Funds	RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
	RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The Fund Summaries of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their Fund Summaries. Some Funds are subject to capitalization criteria and percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

2	Allianz Funds

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Prospectus	3

RCM Global Resources Fund	Ticker Symbol: RGLIX (Institutional)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies	Approximate Primary Capitalization Range All capitalizations
		Approximate Number of Holdings 25–75	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, wood products, paper products and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of  1/3 of its assets in non-U.S. securities and will invest in companies organized or headquartered in at least four countries including the United States.

The Fund’s portfolio manager will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals and pricing outlook. Stock selection and industry allocation will be based on specific commodity, end market and geographic exposure, operational and financial leverage as well as valuation.

The portfolio manager evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that the portfolio manager expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio manager may make use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Currency Risk	• Management Risk
• Equity Securities Risk	• Derivatives Risk	• Turnover Risk
• Non-U.S. Investment Risk	• Focused Investment Risk
• Emerging Markets Risk	• Leveraging Risk
• Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right shows performance of the Fund’s Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

RCM Global Resources Fund (continued)

Calendar Year Total Returns — Institutional Class	More Recent Return Information

	1/1/07–9/30/07	41.37%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘05)	26.69%

	Lowest (3rd Qtr. ‘06)	-12.00%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (6/30/04)(5)
Institutional Class — Before Taxes(1)	17.03%	31.20%
Institutional Class — After Taxes on Distributions(1)	14.93%	27.72%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	12.16%	25.32%
MSCI World Index(2)	20.07%	16.24%
World Energy & Materials Composite(3)	22.00%	26.26%
Lipper Natural Resources Funds Average(4)	15.30%	29.48%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The World Energy & Materials Composite benchmark represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in the composite or in the index from which it is derived.

(4)

The Lipper Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. It does not take into account sales charges.

(5)	The Fund began operations on 6/30/04. Index comparisons begin on 6/30/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional Class	0.70%	None	0.37%	1.07%

(1)

Other Expenses reflects a 0.35% Administrative Fee and approximately 0.02% in trustees’ and miscellaneous expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional Class	$109	$340	$590	$1,306

Prospectus	5

RCM Global Small-Cap Fund	Ticker Symbol: DGSCX (Institutional)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Smaller capitalization equity securities Approximate Number of Holdings 75–150	Approximate Primary Capitalization Range Same as the MSCI World Small-Cap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. Under normal conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of September 30, 2007 would permit the Fund to maintain a weighted-average market capitalization ranging from $618 million to $2.5 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its non-U.S. investments will normally be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest up to 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector, as well as in securities issued in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

RCM Global Small-Cap Fund (continued)

Calendar Year Total Returns — Institutional Class	More Recent Return Information

	1/1/07–9/30/07	11.97%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	64.80%

	Lowest (3rd Qtr. ‘01)	-26.36%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)(4)
Institutional Class — Before Taxes(1)	20.74%	18.09%	16.33%	16.33%
Institutional Class — After Taxes on Distributions(1)	20.74%	18.09%	14.97%	14.97%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	13.48%	16.02%	13.80%	13.80%
MSCI World Small-Cap Index(2)	17.20%	17.44%	9.87%	9.87%
Lipper Global Small-/Mid-Cap Growth Funds Average(3)	20.55%	13.77%	11.70%	11.70%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Morgan Stanley Capital International World Small-Cap Index (“MSCI-WSCI”) is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper Global Small-/Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 500th largest company in the S&P/Citigroup World Broad Market Index. It does not take into consideration sales charges.

(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)
Institutional Class	1.00%	None	0.36%	1.36%

(1)

Other Expenses reflects a 0.35% Administrative Fee and approximately 0.01% in trustees’, shareholder meeting/proxy, interest and acquired fund fees and expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

(2)

The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include acquired fund fees and expenses.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional Class	$139	$434	$750	$1,646

Prospectus	7

RCM International Growth Equity Fund	Ticker Symbols: DRIEX (Institutional) RAIAX (Administrative)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies worldwide	Approximate Primary Capitalization Range In excess of $1 billion Dividend Frequency At least annually
Approximate Number of Holdings 50–115

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund invests in issuers organized or headquartered in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund primarily invests in companies with market capitalizations in excess of $1 billion. No more than 5% of the Fund’s assets shall be invested in companies with market capitalizations below $100 million. The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (2/05/02), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

RCM International Growth Equity Fund (continued)

Calendar Year Total Returns — Institutional Class	More Recent Return Information

	1/1/07–9/30/07	18.35%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	41.32%

	Lowest (1st Qtr. ‘01)	-18.43%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (5/22/95)(5)
Institutional Class — Before Taxes(1)	20.36%	10.21%	5.74%	7.77%
Institutional Class — After Taxes on Distributions(1)	19.90%	9.83%	4.40%	6.27%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	13.23%	8.68%	4.29%	6.02%
Administrative Class	20.03%	9.77%	5.39%	7.43%
MSCI EAFE Index(2)	26.34%	14.98%	7.71%	7.74%
MSCI EAFE Growth Index(3)	22.33%	12.27%	5.07%	5.17%
Lipper International Large Cap Growth Funds Average(4)	23.12%	10.97%	6.29%	7.18%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Morgan Stanley Capital International Europe Australasia Far East (“MCSI EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth”) is a widely recognized, unmanaged index of non-U.S. growth stock markets. The MSCI EAFE Growth is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(4)

The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into consideration sales charges.

(5)	The Fund began operations on 5/22/95. Index comparisons begin on 5/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.50%	None	0.47%	0.97%
Administrative	0.50	0.25%	0.47	1.22

(1)

Other Expenses reflects a 0.45% Administrative Fee paid by each class and approximately 0.02% in interest, trustees’, shareholder meeting/proxy and miscellaneous expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$99	$309	$536	$1,190
Administrative	124	387	670	1,477

Prospectus	9

RCM Large-Cap Growth Fund	Ticker Symbols: DRLCX (Institutional) DLGAX (Administrative)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization equity securities	Approximate Primary Capitalization Range $3 billion or more
		Approximate Number of Holdings 45–85	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion. The Fund may also invest 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (2/05/02), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

RCM Large-Cap Growth Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	14.00%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘98)	29.25%

	Lowest (1st Qtr. ‘01)	-19.06%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)(4)
Institutional Class — Before Taxes(1)	7.29%	3.04%	8.62%	8.62%
Institutional Class — After Taxes on Distributions(1)	6.35%	2.78%	7.33%	7.33%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	5.80%	2.55%	7.05%	7.05%
Administrative Class	6.98%	2.80%	8.37%	8.37%
S&P 500 Index(2)	15.79%	6.19%	8.42%	8.42%
Lipper Large-Cap Growth Funds Average(3)	5.69%	2.16%	5.60%	5.60%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.26%	0.71%
Administrative	0.45	0.25%	0.26	0.96

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by each class and approximately 0.01% in trustees’, shareholder meeting/proxy and tax expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$73	$227	$395	$883
Administrative	98	306	531	1,178

Prospectus	11

RCM Mid-Cap Fund	Ticker Symbols: DRMCX (Institutional) DRMAX (Administrative)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Small to medium capitalization equity securities	Approximate Primary Capitalization Range Same as Russell Midcap Growth Index Dividend Frequency At least annually
Approximate Number of Holdings 85–125

The Fund seeks to achieve its investment objective by normally investing 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $1.0 billion and $25.8 billion as of September 30, 2007). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in emerging markets countries). The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors and may invest in securities issued in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc., (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (2/05/02), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

RCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07—9/30/07	18.49%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	42.23%

	Lowest (4th Qtr. ‘00)	-25.04%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (11/6/79)(5)
Institutional Class — Before Taxes(1)	7.35%	5.11%	7.80%	15.35%
Institutional Class — After Taxes on Distributions(1)	2.21%	4.09%	3.26%	10.23%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	6.37%	3.95%	4.34%	10.69%
Administrative Class	6.77%	4.71%	7.46%	15.04%
Russell Midcap Index(2)	15.26%	12.88%	12.14%	15.09%
Russell Midcap Growth Index(3)	10.64%	8.21%	8.61%	13.72%
Lipper Mid-Cap Growth Funds Average(4)	8.73%	6.02%	7.59%	12.31%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in the index.

(3)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(4)

The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.

(5)

The Fund began operations on 11/6/79. Index comparisons begin on 10/31/79. Index comparisons for the Russell Midcap Growth Index represent the return of the Russell Midcap Growth Index since its inception on 12/31/85. For periods prior to 12/31/85, the RCM Midcap Growth Index comparisons represent the return of the Russell Midcap Index.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.47%	None	0.30%	0.77%
Administrative	0.47	0.25%	0.30	1.02

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by Institutional Class and Administrative Class shares, and approximately 0.05% in interest, trustees’ and shareholder meeting/proxy expenses incurred by Institutional Class shares and Administrative Class shares, each during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$79	$246	$428	$954
Administrative	104	325	563	1,248

Prospectus	13

RCM Small-Cap Growth Fund	Ticker Symbol: ARCIX (Institutional)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Smaller capitalization equity securities Approximate Number of Holdings 75–150

Approximate Primary Capitalization Range

Companies with market capitalizations at or below the highest market capitalization represented in either or both of the Russell 2000 Index and the S&P SmallCap 600 Index

Dividend Frequency

At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller market capitalizations (which the portfolio managers currently define as companies with market capitalizations at or below the highest market capitalization of companies represented in either or both of the S&P SmallCap 600 Index ($5.6 billion as of September 30, 2007) and the Russell 2000 Index ($5.2 billion as of September 30, 2007). The Fund may invest up to 15% of its assets in non-U.S. securities, including emerging markets securities. The Fund may purchase securities in initial public offerings (IPOs). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

The portfolio managers seek to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

RCM Small-Cap Growth Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	16.71%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ‘06)	12.67%

	Lowest (2nd Qtr. ‘06)	-4.79%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (12/31/05)(4)
Institutional Class — Before Taxes(1)	10.13%	10.10%
Institutional Class — After Taxes on Distributions(1)	9.85%	9.82%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	6.59%	8.43%
Russell 2000 Growth Index(2)	13.35%	13.35%
Lipper Small-Cap Growth Funds Average(3)	10.44%	10.44%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/31/05. Index comparisons begin on 12/31/05.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)
Institutional Class	0.85%	None	0.27%	1.12%

(1)

Other Expenses reflects a 0.25% Administrative Fee, 0.02% in trustees’ and acquired fund fees and expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

(2)

The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section which does not include acquired fund fees and expenses.

Example.  The Example below is intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional Class	$114	$356	$617	$1,363

Prospectus	15

RCM Strategic Growth Fund	Ticker Symbols: ANRIX (Institutional) ANRAX (Administrative)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation	Fund Focus Equity and equity-related securities and derivatives Approximate Number of Holdings 40–150	Approximate Primary Capitalization Range $500 million or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related securities of companies with market capitalizations of at least $500 million. As discussed below, the Fund expects to engage in derivative transactions, which may have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used.

The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging markets countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in potential high-growth areas such as technology or health care. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio managers attempt to exploit what they view as mispricing of the long-term growth prospects of companies by investing in stocks and employing derivatives strategies to maximize growth opportunities identified by the sub-adviser’s research analysts. The portfolio managers may also seek to exploit what they view as shorter-term market opportunities. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services and/or a steady stream of new products and services. The portfolio managers will sell a security as they deem appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes.

The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In particular, the Fund intends to purchase call options on securities whose prices the portfolio managers believe will increase, and purchase and sell combinations of put and call options in an attempt to take advantage of stock price movements. The Fund may also employ additional strategies involving call and put options, futures and forward contracts, short sales, swap agreements and other derivative instruments with respect to securities, indices and other assets.

The Fund’s use of derivative instruments will often give rise to forms of leverage, which could have the effect of magnifying the Fund’s gains and losses. Although it has no current intention to do so, the Fund also reserves the flexibility to borrow money, utilize reverse repurchase agreements or engage in other forms of borrowing to finance the purchase of additional investments and add leverage to its portfolio. Leveraging is a speculative technique, and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

16	Allianz Funds

RCM Strategic Growth Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	1.00%	None	0.29%	1.29%
Administrative	1.00	0.25%	0.29	1.54

(1)

Other Expenses reflects a 0.25% Administrative Fee paid by each Class and approximately 0.04% in interest, trustees’ and shareholder meeting/proxy expenses incurred by Institutional Class and Administrative Class shares, during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$131	$409	$708	$1,556
Administrative	157	486	839	1,834

Prospectus	17

RCM Technology Fund	Ticker Symbols: DRGTX (Institutional) DGTAX (Administrative)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies Approximate Number of Holdings 30–120	Approximate Primary Capitalization Range Greater than $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of technology companies. The Fund normally invests in companies organized or headquartered in at least three different countries and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the United States, other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million, with no more than 15% of its assets in technology companies with market capitalizations below $100 million. The Fund may invest a substantial portion of assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products, services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Composite Index is the Fund’s primary performance benchmark. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

The portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identity those regions and individual countries that are believed are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options) as well as call options on indices and exchange-traded funds, and may otherwise utilize short sales, foreign currency exchange contracts, put and call options, stock index futures contracts and other derivative instruments. The Fund may invest in equity-linked securities. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of

18	Allianz Funds

RCM Technology Fund (continued)

Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to inception of Administrative Class shares (3/31/05), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s and the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s total expenses for Institutional Class shares have in the past been higher than the DRCM Fund’s historical expenses. If the DRCM Fund had been subject to such higher expenses, the performance results shown for the DRCM Fund would have been lower. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)	More Recent Return Information
	1/1/07–9/30/07	25.08%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	82.82%

	Lowest (4th Qtr. ‘00)	-34.45%

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/27/95)(5)
Institutional Class — Before Taxes(1)	4.98%	6.33%	15.13%	16.14%
Institutional Class — After Taxes on Distributions(1)	4.98%	6.33%	14.28%	15.33%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	3.24%	5.47%	13.08%	14.13%
Administrative Class	4.74%	6.07%	14.85%	15.85%
NASDAQ Composite Index(2)	9.52%	4.37%	6.46%	7.85%
Goldman Sachs Technology Index(2)	8.98%	1.05%	6.24%	8.69%
Lipper Science & Technology Fund Average(3)	7.20%	1.05%	6.80%	7.20%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
(3)

The Goldman Sachs Technology Index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.

(4)

The Lipper Science & Technology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology. It does not take into consideration sales charges.

(5)	The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*
*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.90%	None	0.36%	1.26%
Administrative	0.90	0.25%	0.36	1.51

(1)

Other Expenses reflects a 0.30% Administrative Fee paid by each class, and approximately 0.06% in interest, trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

(2)

Estimate of expenses attributable to the Fund’s investment in one or more funds, including ETFs, that the Fund bears indirectly. The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund Fees and Expenses.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$128	$400	$692	$1,523
Administrative	154	477	824	1,802

Prospectus	19

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized alphabetically in this section. Each Fund may be subject to additional principal risks and risks other than those described below or in its Fund summary because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in any of the Funds.

Credit Risk

All of the Funds may be subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk

Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments, including the derivatives strategies employed by the RCM Strategic Growth Fund discussed under “Characteristics and Risks of Securities and Investment Techniques—Derivatives Strategies Employed by the RCM Strategic Growth Fund,” involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging

20	Allianz Funds

market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a fund that focuses its investments in a certain type of issuer (i.e., biotechnology, healthcare, and/or technology issuers) is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Financial Services Related Risk.  Funds that make significant investments in the financial services sectors will be subject to the risk factors particular to that sector. Examples of these factors could include extensive governmental regulation, availability and cost of capital funds, changes in interest rates and price competition, all of which may affect financial services companies’ business lines or profitability. Monetary policy determined by local and international banking authorities can have significant impact, both positive and negative, on financial service companies. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Insurance companies are subject to price competition and may be impacted by events or trends such as natural catastrophes, mortality rates or recessions. Brokerage firms’ profitability can be affected by government regulation, stock or bond activity and the operating leverage inherent in companies in the sector.

Natural Resources Related Risk.  Funds that make significant investments in the natural resources sectors will be subject to the risk factors particular to each such sector. The natural resources sectors can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Specifically, cyclical industries can be significantly affected by the level and volatility of commodity prices, import controls, worldwide competition, changes in consumer sentiment and spending and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Prospectus	21

Technology Related Risk.  Funds that make significant investments in the technology sector will be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

The Funds may from time to time invest a substantial portion of their assets in these and other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). The securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk

The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio may decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally, Equity securities generally have greater price volatility than fixed income securities.

22	Allianz Funds

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with non-U.S. investments. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in non-U.S. securities.

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Additional Risks of Investing in the Funds

In addition to the risks described above, certain of the Funds are newly formed and therefore have limited or no history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Adviser and its investment management affiliates had approximately $781.3 billion in assets under management.

The Adviser has retained its investment management affiliate (the “Sub-Adviser”), RCM Capital Management LLC (“RCM”), to manage each Fund’s investments. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Prospectus	23

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year (except as noted), the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM Large-Cap Growth Fund	0.45%
RCM Mid-Cap Fund	0.47%
RCM International Growth Equity Fund	0.50%
RCM Global Resources Fund	0.70%
RCM Small-Cap Growth Fund	0.85%
RCM Technology Fund	0.90%
RCM Global Small-Cap and RCM Strategic Growth Funds	1.00%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund and the portfolio management agreement between Allianz Global Fund Management and the Sub-Adviser is available in the Fund’s semi-annual report to shareholders for the six-month period ended December 31, 2006.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares. The Administrator, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Administrator exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs generally increases as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee and which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Institutional and Administrative Class shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional and Administrative Class shares):

Fund	Administrative Fees*
RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap Growth and RCM Strategic Growth Funds	0.25%
RCM Technology Fund	0.30%
RCM Global Resources and RCM Global Small-Cap Funds	0.35%
RCM International Growth Equity Fund	0.45%

*	The Administrative Fee rate for each Fund (except the RCM Technology Fund) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. The Administrative Fee rate for the RCM Technology Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared

24	Allianz Funds

accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Sub-Adviser

The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz SE and an affiliate of Allianz. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM provides advisory services to mutual funds and institutional accounts. As of September 30, 2007, RCM had approximately $20.4 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The individuals at RCM listed below have or share primary responsibility for managing the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
RCM Global Resources Fund	Paul D. Strand, CFA	2004 (Inception)	Vice President, Research Analyst/Sector Fund Manager, Energy and Portfolio Manager of the RCM Global Resources Fund. Mr. Strand joined RCM in 2003 and is responsible for integrated oil, oil and gas production, oil services, independent refiners and coal within the energy sector. Prior to joining RCM in 2003, he worked as a Senior Equity Analyst at Advantus Capital Management for 4 years, covering energy and consumer staples.
RCM Global Small Cap Fund	Thomas J. Ross	2002	Director, Chief Investment Officer and Senior Portfolio Manager for both the U.S. and International Small Cap strategies. Prior to transferring to RCM in San Francisco in 2001, Mr. Ross was a senior analyst and portfolio manager with Dresdner Bank’s dit subsidiary located in Frankfurt Germany for 10 years, managing a variety of global portfolios, including the dit Technology, Multimedia, Software, and Biotechnology Funds.
RCM International Growth Equity Fund	Ara Jelalian	2005	Director, Portfolio Manager for International and Global Equities. Prior to joining RCM in 1998, Mr. Jelalian spent 7 years with Capital Resources (formerly SEI Capital Resources) where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, Mr. Jelalian spent 7 years as an International Economist with First Chicago Corporation.
RCM Large Cap Growth Fund	Raphael L. Edelman (Lead)	2004	Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.
	Joanne L. Howard, CFA	2005	Managing Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. She also previously served as the firm’s Private Client Group CIO from 1996 to 2002, where she continues to serve as a Senior Portfolio Manager. Prior to joining RCM in 1992, she spent 17 years with Scudder, Stevens & Clark as Managing Director and Senior Portfolio Manager of the Quality Growth team.
	Peter A. Goetz, CFA	2005	Director and Portfolio Manager on the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 1999, he worked at Jurika & Voyles, as a Vice President and Portfolio Manager for three years. Previously, he worked as Vice President and Senior Portfolio Manager at Bank of America Private Asset Management.
RCM Mid-Cap Fund	Louise M. Laufersweiler, CFA (Lead)	2005	Director, Chief Investment Officer for Midcap, and Senior Portfolio Manager for both small and mid-cap strategies. She has senior portfolio management responsibilities for both mid cap and small cap equity strategies and is Deputy CIO for US Small Cap. She also worked for five years in the RCM research department as an associate in the financial services and cyclical sectors. Prior to joining RCM in 1982, Ms. Laufersweiler worked at Hambrecht and Quist in San Francisco.

Prospectus	25

Fund	Portfolio Managers	Since	Recent Professional Experience
	Steven Klopukh, CFA	2005	Vice President, Portfolio Manager for U.S. Mid Cap Equities. He joined RCM in 2002 as an equity analyst and assistant portfolio manager on the Mid Cap equity team. Prior to joining RCM in 2002, Mr. Klopukh was a Vice President and fundamental equity analyst at CDC Investment Management Corp. and was involved in managing its quantitatively-enhanced, risk-targeted Large-Cap Core and Market-Neutral equity strategies from 1999 to 2001.
RCM Small-Cap Growth Fund	Thomas J. Ross (Lead)	2005 (Inception)	See above.
	Louise M. Laufersweiler, CFA	2005 (Inception)	See above.
RCM Strategic Growth Fund	Raphael L. Edelman (Lead)	2006 (Inception)	Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.
	Todd G. Hawthorne	2007	Vice President, Equity Derivatives Strategy since 2006. Prior to joining RCM in 2006, he spent four years with RS Investments as the Head of Equity Derivative Strategy for the Paisley hedge fund family.
RCM Technology Fund	Walter C. Price, Jr. CFA*	1995 (Inception)	Managing Director, Senior Analyst and Co-Portfolio Manager of the RCM Technology Fund. He joined RCM in 1974 as a senior securities analyst in technology and became a principal in 1978.
	Huachen Chen, CFA*	1995 (Inception)	Senior Portfolio Manager and Co-Portfolio Manager of the RCM Technology Fund. Mr. Chen joined RCM as an analyst in 1984, and became a principal in 1994. At RCM, he has provided analytical coverage of many sectors within technology, as well as the electrical equipment and multi-industry areas.

*	Individuals have joint responsibility for the day-to-day management of the Fund.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Because RCM is not wholly-owned by Allianz, the Exemptive Order does not apply to the Funds. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Funds’ sub-adviser and to recommend its hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-adviser, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe

26	Allianz Funds

that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the Funds’ sub-adviser to perform their respective contracts with respect to the Funds.

Prospectus	27

Investment Options—

Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of each Fund in this Prospectus (except the RCM Global Resources, RCM Global Small-Cap and RCM Small-Cap Growth Funds which offer only Institutional Class shares).

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within the applicable Holding Period. See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•

Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund that offers Administrative Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds that offer Administrative Class shares to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

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Arrangements with Service Agents.  Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments to Financial Firms.  Some or all of the service and distribution fees imposed on Administrative Class shares and described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the

28	Allianz Funds

Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described in this paragraph are generally not made with respect to Administrative or Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

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Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

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Investment Minimums.  The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

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Timing of Purchase Orders and Share Price Calculations.  A purchase order received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that valuation time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the valuation time and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

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Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Allianz Funds, c/o BFDS, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

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Additional Investments.  An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

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Other Purchase Information.  Purchases of a Fund’s Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to

30	Allianz Funds

restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

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Retirement Plans.  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

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Redemption Fees.  Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days
RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap Growth and RCM Strategic Growth Funds	•
RCM Global Resources, RCM Global Small-Cap, RCM Technology and RCM International Growth Equity Funds		•

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

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Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described below under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Limitations on Identifying Transactions Subject to the Redemption Fee.  The Funds may be limited in their ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Funds to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares held through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D, Class R, Administrative Class and Institutional Class shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Funds, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Funds may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

Waivers of Redemption Fees.  The Funds have elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;
•	redemptions or exchanges that are initiated by the sponsor of a wrap program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and
•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of a Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the same Fund (a “Share Class Conversion”).

32	Allianz Funds

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; and 5) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redeeming Shares

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Redemptions by Mail.  An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

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Redemptions by Telephone or Other Wire Communication.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

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Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

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Other Redemption Information.  Subject to any applicable Redemption Fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, will receive that day’s NAV. A redemption request received on or after that time becomes effective on the next business day.

Unless eligible for a waiver, shareholders of the Funds who redeem their shares within the applicable Holding Period will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” above.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below or in the applicable Funds’ or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees) of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the

34	Allianz Funds

Trust at 1-800-498-5413. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within the applicable Holding Period will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days prior notice whenever it is reasonably able to do so. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies high-yield securities and securities of issuers located in emerging markets that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of a Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of a Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” above for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

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Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Fund to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-498-5413. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Institutional and Administrative Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see

36	Allianz Funds

“Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the higher expenses applicable to Administrative Class shares. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

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Tax Consequences

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

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Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder has owned the shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to shareholders as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to the shareholders, up to the amount of each shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

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Taxes on Redemptions or Exchanges of Shares.  Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders that are subject to such tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

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A Note on Non-U.S. Investments.  A Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

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Backup Withholding.  The Funds generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Funds with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

38	Allianz Funds

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if his judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Financial Services Companies.  Funds that concentrate their investments in companies in the financial services industries will be subject to the risks particularly affecting financial services companies. Events may occur which significantly affect the financial services industries as a whole or a particular segment of the industries (such as banking, insurance or consumer financial services) in which a Fund may invest. Factors affecting financial services companies include high sensitivity to interest rate fluctuations, inflation, the availability and cost of capital and other conditions that affect the capital markets and the economy in general. Due to these sensitivities, the values

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of securities issued by financial services companies may decline more in response to deteriorating economic conditions than the securities of other companies. The performance and profitability of financial services companies are also affected by extensive governmental regulation of the financial industry and intense competition in the relevant marketplace. Accordingly, a Fund’s shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate in a particular industry or economic sector.

Natural Resources.  Funds that concentrate their investments in companies in the natural resources industries (including, but not limited to, the industry sub-sectors involving cyclical commodities, energy, paper and forest products, precious metals and utilities) will be subject to the risks particularly affecting natural resources companies. The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

The cyclical industries can be significantly affected by general economic trends, including employment, economic growth, interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls and worldwide competition. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in cyclical industries can adversely affect those industries. Furthermore, a company in the cyclical industries can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

The energy industry can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other government regulations.

The paper and forest products industry can be significantly affected by the health of the economy, worldwide production capacity and interest rates, which can affect product pricing, costs and operating margins. These variables can also affect the level of industry and consumer capital spending for paper and forest products.

The utilities industry can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel, and natural resource conservation.

The precious metals industry can be significantly affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. These factors may cause substantial price fluctuations for precious metals over short periods of time. The prices of precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious-metals related businesses.

Healthcare Sector.  Funds that concentrate their investments in the healthcare sector will be subject to risks particular to that sector, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

Technology Sector.  Funds that concentrate their investments in the technology sector will be subject to risks particular to that sector such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

Companies with Smaller Market Capitalizations

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market

40	Allianz Funds

interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. The Funds invest in the following types of non-U.S. equity and equity-linked securities (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. The Sub-Adviser expects that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges. However, each such Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets, when the Sub-Adviser believes that such securities meet a Fund’s investment criteria. The Funds also may invest in securities that are not publicly traded either in the U.S. or in non-U.S. markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities

Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes

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risks different from, or greater than, risks of investing in domestic securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s). Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

Derivatives

Unless otherwise stated in the Fund Summaries, the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example a Fund may use derivative instruments (such as

42	Allianz Funds

securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered or “naked” options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using

Prospectus	43

derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Derivatives Strategies Employed by RCM Strategic Growth Fund

The RCM Strategic Growth Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options, as discussed below), including combinations of put and call options, (iii) enter into futures contracts, (iv) enter into swap agreements and (v) engage in short sales, each in an attempt to take advantage of perceived market inefficiencies or expected stock price movements. For example, the Fund may, in addition to other options strategies, purchase an out-of-the-money call option on a security with an expiration date more than six months in the future (such as “Long-Term Equity Appreciation Securities” or “LEAPs”) while writing a call option on the same security at the same exercise price but with a nearer-term expiration date. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are generally described under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more of non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this prospectus, the term “fixed income securities” includes: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored

44	Allianz Funds

enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the Fund Summaries, the Funds may invest in derivatives based on fixed income securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Funds’ limitation to invest not more than 15% of its total assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Credit Ratings and Unrated Securities

A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high

Prospectus	45

yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating rate debt instruments (“floaters”) or engages in credit spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral, though the Fund generally also bears the risk of loss associated with investment of the collateral. See the Trust’s Statement of Additional Information for more detail. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which currently is an affiliate of the Adviser. Collateral from loans of portfolio securities may be invested in a pooled investment vehicle that is managed by, and pays fees to, an affiliate of the Adviser.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and

46	Allianz Funds

deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Borrowings and Other Forms of Leverage Utilized by the RCM Strategic Growth Fund

Although it has no current intention to do so, the RCM Strategic Growth Fund may employ leverage by borrowing money (to the maximum extent permitted under the Investment Company Act) to purchase or carry securities during periods in which the portfolio managers believe that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, the Fund, within three business days, will seek to reduce its borrowings so that it meets the requirement. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund which may not be recovered by any appreciation of the securities purchased or could exceed the Fund’s investment income. In addition, even if the Fund does not have any borrowings outstanding it may incur commitment fees and other costs relating to the Fund’s credit facility.

In addition, the Fund may also employ leverage by engaging in certain derivative transactions that give rise to forms of leverage. See “Derivatives” above.

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a

Prospectus	47

listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investments in Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Investment in Other Investment Companies

Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the RCM Global Resources, RCM Mid-Cap, RCM Small-Cap Growth, RCM Strategic Growth and RCM Technology Funds had a portfolio turnover rate in excess of 100%. Other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of the RCM Small-Cap Growth and RCM Strategic Growth Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Each of the other Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval. In addition, it is a fundamental policy that may not be changed without shareholder approval that the RCM Global Small-Cap

48	Allianz Funds

and RCM Technology Funds must each invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on its ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the Funds (except the RCM Strategic Growth Fund) have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 (which policies are set forth in the Statement of Additional Information) and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, placement warrants or other structured products.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the Funds may use Grassroots(SM) Research in addition to their traditional research activities. Grassroots(SM) Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

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Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Funds’ financial statements, are included in the Trust’s annual reports to Shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available without charge upon request from the Distributor.

Fiscal Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income (Loss)	Distributions from Net Realized Gain on Investments
RCM Global Resources Fund
Institutional Class
06/30/2007	$17.08	$(0.01)	$3.97	$3.96	$—	$(1.33)
06/30/2006	13.45	0.01	6.08	6.09	—	(2.46)
06/30/2005	10.00	0.05	3.40	3.45	—	—
RCM Global Small-Cap Fund
Institutional Class
06/30/2007	$28.45	$0.01	$7.18	$7.19	$—	$—
06/30/2006	22.84	(0.06)	5.66	5.60	—	—
06/30/2005	19.86	(0.01)	2.98	2.97	—	—
06/30/2004	13.66	(0.05)	6.24	6.19	—	—
06/30/2003	13.27	(0.06)	0.41	0.35	—	—
RCM International Growth Equity Fund
Institutional Class
06/30/2007	$12.91	$0.19	$2.75	$2.94	$(0.15)	$—
06/30/2006	10.14	0.12	2.88	3.00	(0.23)	—
06/30/2005	9.45	0.10	0.70	0.80	(0.11)	—
06/30/2004	7.52	0.09	1.95	2.04	(0.12)	—
06/30/2003	8.34	0.06	(0.88)	(0.82)	(0.06)	—
Administrative Class
06/30/2007	$13.00	$0.13	$2.81	$2.94	$(0.12)	$—
06/30/2006	10.04	0.08	2.88	2.96	—	—
06/30/2005	9.36	0.11	0.67	0.78	(0.10)	—
06/30/2004	7.46	0.05	1.95	2.00	(0.10)	—
06/30/2003	8.33	0.02	(0.86)	(0.84)	(0.03)	—
RCM Large-Cap Growth Fund
Institutional Class
06/30/2007	$13.83	$0.07	$2.17	$2.24	$(0.04)	$(0.74)
06/30/2006	12.82	0.06	1.00	1.06	(0.05)	—
06/30/2005	12.24	0.07	0.55	0.62	(0.04)	—
06/30/2004	10.95	0.04	1.30	1.34	(0.05)	—
06/30/2003	10.95	0.06	(0.02)	0.04	(0.03)	—
Administrative Class
06/30/2007	$13.77	$0.04	$2.17	$2.21	$(0.02)	$(0.74)
06/30/2006	12.77	0.02	0.99	1.01	(0.01)	—
06/30/2005	12.21	0.04	0.54	0.58	(0.02)	—
06/30/2004	10.94	0.01	1.30	1.31	(0.04)	—
06/30/2003	10.94	0.04	(0.01)	0.03	(0.03)	—

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative expense was reduced by 0.15%.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.

50	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(1.33)	$—	(d)	$19.71		24.73%	$7,439	1.07%		1.07%		(0.08)%	111%
—	(2.46)	—	(d)	17.08		47.81	5,963	1.07		1.07		0.07	128
—	—	—		13.45		34.50	4,036	1.10	(c)	1.58	(c)	0.41	128

$—	$—	$—	(d)	$35.64		25.23%	$34,138	1.36%		1.36%		0.04%	80%
—	—	0.01		28.45	(e)	24.61 (e)	23,763	1.37		1.37		(0.22)	73
—	—	0.01		22.84		15.00	16,392	1.42	(c)	1.42	(c)	(0.05)	96
—	—	0.01		19.86		45.39	12,749	1.40		1.40		(0.25)	111
—	—	0.04		13.66		2.94	3,964	1.41		1.41		(0.47)	183

$—	$(0.15)	$—	(d)	$15.70		22.95%	$8,092	0.97%		0.97%		1.34%	52%
—	(0.23)	—	(d)	12.91		29.82	7,177	0.98		0.98		1.02	79
—	(0.11)	—		10.14		8.47	4,928	1.07	(c)	1.07	(c)	1.01	138
—	(0.12)	0.01		9.45		27.31	40,343	1.04		1.04		1.05	90
—	(0.06)	0.06		7.52		(9.02)	20,803	1.09		1.09		0.83	86

$—	$(0.12)	$—	(d)	$15.82		22.61%	$349	1.22%		1.22%		0.95%	52%
—	—	—	(d)	13.00		29.49	363	1.23		1.23		0.70	79
—	(0.10)	—		10.04		8.32	308	1.35	(c)	1.35	(c)	1.15	138
—	(0.10)	—		9.36		26.93	335	1.29		1.29		0.56	90
—	(0.03)	—		7.46		(10.01)	482	1.36		1.36		0.24	86

$—	$(0.78)	$—	(d)	$15.29		16.59%	$348,598	0.71%		0.71%		0.51%	54%
—	(0.05)	—	(d)	13.83		8.25	350,125	0.72		0.72		0.41	74
—	(0.04)	—		12.82		5.05	326,773	0.75	(c)	0.75	(c)	0.60	118
—	(0.05)	—		12.24		12.25	350,355	0.76		0.76		0.33	82
(0.01)	(0.04)	—		10.95		0.41	276,210	0.75		0.75		0.58	25

$—	$(0.76)	$—	(d)	$15.22		16.37%	$65,777	0.96%		0.96%		0.26%	54%
—	(0.01)	—	(d)	13.77		7.94	63,534	0.97		0.97		0.15	74
—	(0.02)	—		12.77		4.79	64,592	1.00	(c)	1.00	(c)	0.36	118
—	(0.04)	—		12.21		11.95	84,940	1.01		1.01		0.09	82
—	(0.03)	—		10.94		0.30	77,886	1.00		1.00		0.36	25

(d)	Amount is less that $0.01.
(e)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.45 and 24.55%, respectively.

Prospectus	51

Financial Highlights (continued)

Fiscal Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income (Loss)	Distributions from Net Realized Gain on Investments
RCM Mid-Cap Fund
Institutional Class
06/30/2007	$2.99	$— (d)	$0.60	$0.60	$—	$(0.58)
06/30/2006	2.67	— (d)	0.32	0.32	—	—
06/30/2005	2.55	—	0.12	0.12	—	—
06/30/2004	2.09	(0.01)	0.47	0.46	—	—
06/30/2003	2.01	(0.01)	0.09	0.08	—	—
Administrative Class
06/30/2007	$2.94	$(0.01)	$0.59	$0.58	$—	$(0.58)
06/30/2006	2.64	(0.01)	0.31	0.30	—	—
06/30/2005	2.53	(0.01)	0.12	0.11	—	—
06/30/2004	2.07	(0.01)	0.47	0.46	—	—
06/30/2003	2.00	(0.01)	0.08	0.07	—	—
RCM Small-Cap Growth Fund
Institutional Class
06/30/2007	$16.09	$(0.09)	$2.32	$2.23	$—	$(0.12)
12/30/2005† – 06/30/2006	15.00	(0.06)	1.15	1.09	—	—
RCM Strategic Growth Fund
Institutional Class
06/30/2007	$13.57	$— (d)	$2.69	$2.69	$—	$—
3/31/2006† – 06/30/2006	15.00	(0.01)	(1.42)	(1.43)	—	—
Administrative Class
06/30/2007	$13.56	$(0.03)	$2.68	$2.65	$—	$—
3/31/2006† – 06/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—
RCM Technology Fund
Institutional Class
06/30/2007	$36.78	$(0.20)	$9.64	$9.44	$—	$—
06/30/2006	34.03	(0.29)	3.03	2.74	—	—
06/30/2005	32.81	(0.28)	1.50	1.22	—	—
06/30/2004	24.60	(0.35)	8.56	8.21	—	—
06/30/2003	20.68	(0.18)	4.10	3.92	—	—
Administrative Class
06/30/2007	$36.67	$(0.30)	$9.60	$9.30	$—	$—
06/30/2006	34.01	(0.39)	3.04	2.65	—	—
03/31/2005† – 06/30/2005	32.82	(0.05)	1.24	1.19	—	—

*	Annualized
#	Not annualized
†	Commencement of operations
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative expense was reduced by 0.10%.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(d)	Less than $0.01 per share.
(e)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.97 and 11.37%, respectively.

(f)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.92 and 10.74%, respectively.

(g)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.76 and 8.01%, respectively.

(h)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.65 and 7.75%, respectively.

52	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.58)	$—	(d)	$3.01		22.75%		$74,623	0.77%		0.77%		(0.10)%	102%
—	—	—	(d)	2.99	(e)	11.99	(e)	101,757	0.75		0.75		(0.13)	161
—	—	—		2.67		4.71		114,914	0.79	(c)	0.79	(c)	(0.17)	147
—	—	—		2.55		22.01		224,577	0.78		0.78		(0.36)	145
—	—	—		2.09		3.98		224,615	0.78		0.78		(0.46)	132

$—	$(0.58)	$—	(d)	$2.94		22.44%		$1,272	1.02%		1.02%		(0.32)%	102%
—	—	—	(d)	2.94	(f)	11.36	(f)	470	1.04		1.04		(0.42)	161
—	—	—		2.64		4.35		12	1.04	(c)	1.04	(c)	(0.41)	147
—	—	—		2.53		22.22		11	1.03		1.03		(0.60)	145
—	—	—		2.07		3.50		9	1.04		1.04		(0.69)	132

$—	$(0.12)	$—		$18.20		13.94%		$8,195	1.11%		1.11%		(0.56)%	105%
—	—	—	(d)	16.09		7.27	#	3,218	1.14	*	7.03	*	(0.68)*	49

$—	$—	$—	(d)	$16.26		19.73%		$3,251	1.29%		1.29%		0.03%	177%
—	—	—		13.57		(9.47	)#	2,714	1.31	*	11.45	*	(0.29)*	113

$—	$—	$—	(d)	$16.21		19.45%		$11	1.54%		1.54%		(0.22)%	177%
—	—	—		13.56		(9.53	)#	9	1.55	*	11.69	*	(0.53)*	113

$—	$—	$—	(d)	$46.22		25.69%		$330,275	1.26%		1.26%		(0.50)%	209%
—	—	0.01		36.78	(g)	8.08	(g)	323,919	1.24		1.24		(0.75)	272
—	—	—		34.03		3.72		261,860	1.32	(b)	1.32	(b)	(0.87)	238
—	—	—		32.81		33.37		207,205	1.36		1.36		(1.16)	206
—	—	—		24.60		18.96		105,151	1.36		1.36		(0.92)	237

$—	$—	$—	(d)	$45.97		25.36%		$30,644	1.51%		1.51%		(0.74)%	209%
—	—	0.01		36.67	(h)	7.82	(h)	24,685	1.50		1.50		(0.98)	272
—	—	—		34.01		3.63		1,360	1.50	*	1.50	*	(0.61)*	238

Prospectus	53

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

RCM Capital Management LLC, 4 Embarcadero Center, San Francisco, CA 94111

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

Not part of the Prospectus

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-498-5413 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Funds

1345 Avenue of the Americas,

New York, NY 10105-4800

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-6161

Allianz Global Investors Distributors, LLC

1345 Avenue of the Americas,

New York, NY 10105-4800

AZ715_19447

Filed pursuant to Rule 497(c)

File Nos. 33-36528 and 811-6161

Allianz Funds Prospectus

NOVEMBER 1, 2007

Allianz OCC Renaissance Fund

Share Classes

This cover is not part of the Prospectus

Allianz Funds Prospectus

OCC Renaissance Fund

November 1, 2007

Share Classes

A, B and C

This Prospectus describes Allianz OCC Renaissance Fund, a mutual fund offered by Allianz Funds (the “Trust”). The Fund provides access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliate, Oppenheimer Capital LLC. As of September 30, 2007, the Adviser and its investment management affiliates managed approximately $781.3 billion.

The Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Description, Performance and Fees.  The following Fund Summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Fund begins after the Fund Summary.

It is possible to lose money on an investment in the Fund.  The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Summary	Ticker Symbols: PQNAX (Class A) PQNBX (Class B) PQNCX (Class C)

OCC Renaissance Fund

Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued stocks with improving business fundamentals Approximate Number of Holdings 50–100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Intrinsic value refers to the value placed on a company by the portfolio managers consistent with their expectation of longer-term economic earnings and cash flows. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers select stocks for the Fund using a “value” style. The portfolio managers determine valuation based on characteristics such as price-to-earnings, price-to-book and price-to-cash-flow ratios. The portfolio managers analyze stocks and seek to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio managers may look to sell a stock when they believe that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest up to 20% of its assets in real estate investment trusts (REITs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• REIT Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” following this Fund Summary for a description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

2	Allianz OCC Renaissance Fund Prospectus

Performance Information

The information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information below it show performance of the Fund’s Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class A and B shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and B performance would differ from Class C performance because of the different expenses paid by Class A and B shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A shares (2/1/91) and Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to February 11, 2005, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown below under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Class C

More Recent Return Information

1/1/07–9/30/07	8.91%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest (4/1/03–6/30/03)	32.52%

Lowest (7/1/02–9/30/02)	-31.93%

Allianz OCC Renaissance Fund Prospectus	3

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (4/18/88)(4)
Class C — Before Taxes(1)	10.22%	7.06%	14.01%	12.90%
Class C — After Taxes on Distributions(1)	3.01%	5.48%	10.66%	10.12%
Class C — After Taxes on Distributions and Sale of Fund Shares(1)	5.85%	5.63%	10.44%	9.91%
Class A	5.84%	6.66%	14.22%	13.41%
Class B	6.37%	6.77%	14.24%	13.43%
Russell Midcap Value Index(2)	20.22%	15.88%	13.65%	14.45%
Lipper Multi-Cap Core Funds Average(3)	13.69%	6.98%	8.94%	11.21%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class C shares only. After-tax returns for Classes A and B will vary.

(2) The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.

(3) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

4	Allianz OCC Renaissance Fund Prospectus

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

(4) The Redemption Fee may apply to shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.40%	1.25%
Class B	0.60	1.00	0.40	2.00
Class C	0.60	1.00	0.40	2.00

(1) Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2) Effective January 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.55%. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05% to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.

(3) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(4) Other Expenses reflects a 0.39% Administrative Fee paid by each class and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Fund—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$670	$925	$1,199	$1,978	$670	$925	$1,199	$1,978
Class B	703	927	1,278	2,043	203	627	1,078	2,043
Class C	303	627	1,078	2,327	203	627	1,078	2,327

Allianz OCC Renaissance Fund Prospectus	5

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary and are summarized alphabetically in this section. The Fund may be subject to additional principal risks and risks other than those described below or in the Fund Summary because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money on an investment in the Fund.

Credit Risk

The Fund may be subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk

Because the Fund may invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Fund may (but is not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to

6	Allianz OCC Renaissance Fund Prospectus

gain exposure to issuers, indices, sectors, currencies and/or geographic regions. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent that the Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Investing in a derivative instrument could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among others, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Fund may invest in equity securities of companies that its portfolio managers believe are selling at a price lower than their true value (value securities). Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s

Allianz OCC Renaissance Fund Prospectus	7

prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates. To the extent the Fund invests in equity securities of companies that its portfolio managers believe will experience relatively rapid earning growth (growth securities) it will be subject to the risks associated with such investments. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Funds that are “diversified” are subject to similar risks to the extent they invest in a relatively small number of issuers. In addition, the Fund may be subject to increased risk to the extent it focuses its investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States Similarly, a fund that focuses its investments in a certain type of issuer (i.e., biotechnology, healthcare, and/or technology issuers) is particularly vulnerable to events affecting such type of issuer. Also, the Fund may have greater risk to the extent it invests a substantial portion of its assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

IPO Risk

The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during

8	Allianz OCC Renaissance Fund Prospectus

periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk

Leverage, including borrowing, will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk

The Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and/or the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Allianz OCC Renaissance Fund Prospectus	9

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The Fund normally invests substantially in common stocks and/or other equity securities. A principal risk of investing in the Fund is that the investments in its portfolio may decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Non-U.S. Investment Risk

The Fund invests in non-U.S. securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in non-U.S. securities. To the extent that the Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with non-U.S. investments. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to the Fund’s investment in non-U.S. securities.

REIT Risk

To the extent that the Fund invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in prop-

10	Allianz OCC Renaissance Fund Prospectus

erty taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent the Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Turnover Risk

A change in the securities held by the Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Allianz OCC Renaissance Fund Prospectus	11

Management of the Fund

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Adviser and its investment management affiliates had approximately $781.3 billion in assets under management.

The Adviser has retained its affiliate, Oppenheimer Capital LLC (“Oppenheimer Capital” or the “Sub-Adviser”), to manage the Fund’s investments. See “Sub-Adviser” below. In addition, the Adviser may retain affiliates to provide various administrative and other services required by the Fund.

Advisory Fees

The Fund pays a monthly advisory fee to the Adviser in return for providing or arranging for the provision of investment advisory services. For the fiscal year ended June 30, 2007, the Fund paid monthly advisory fees to the Adviser at the annual rate of 0.58% of average daily net assets, which represents a blended rate. As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s 0.60% advisory fee was reduced by 0.05%, to 0.55%. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05% to 0.50%. These advisory fee reductions will continue until at least December 31, 2007. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and the Fund and the portfolio management agreement between Allianz Global Fund Management and the Sub-Adviser is available in the Fund’s semi-annual report to shareholders for the six-month period ended December 31, 2006.

Administrative Fees

The Fund pays for the administrative services it requires under what is essentially on all-in fee structure. Class A, Class B and Class C shareholders of the Fund pay an administrative fee to the Administrators, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. The Administrator, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders

12	Allianz OCC Renaissance Fund Prospectus

and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fees paid to the Administrator exceeds the related costs. This may not be the case for relatively small funds, but the excess of the fee over costs generally increases as funds grow in asset size. The Fund does bear other expenses which are not covered by the administrative fee and which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Class A, B and C shareholders of the Fund pay the Administrator monthly administrative fees at an annual rate of 0.40% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares). The Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1)

Allianz OCC Renaissance Fund Prospectus	13

fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Sub-Adviser

Oppenheimer Capital has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. Oppenheimer Capital is a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. As of September 30, 2007, Oppenheimer Capital had approximately $24.9 billion in assets under management.

Oppenheimer Capital is subject to a non-competition agreement that limits the extent to which the Fund’s investments can overlap with the equity investments of a balanced fund sponsored by a third party. Oppenheimer Capital has indicated that it does not believe that agreement will have a material adverse impact on Oppenheimer Capital’s management of the Fund.

Portfolio Managers

The following individuals at Oppenheimer Capital have primary responsibility for managing the Fund. In addition to the individuals noted below, Colin Glinsman, Managing Director and Chief Investment Officer of Oppenheimer Capital, is responsible for overseeing the Fund’s portfolio management team. Mr. Glinsman has 23 years of investment experience, including 18 years at Oppenheimer Capital.

Portfolio Managers	Since	Recent Professional Experience

Nick Frelinghuysen	2006	Senior Vice President of Oppenheimer Capital and Co-Portfolio Manager of the Fund. Mr. Frelinghuysen joined Oppenheimer Capital in 1999 and is a senior research analyst for the firm’s Small/Mid Cap team and also serves as a small/mid-cap specialist on the All Cap Equity portfolio management team. He has 13 years of experience as a research analyst and over 3 years of portfolio management experience.

14	Allianz OCC Renaissance Fund Prospectus

Portfolio Managers	Since	Recent Professional Experience

Brad Holmes	2006	Senior Vice President of Oppenheimer Capital and Co-Portfolio Manager of the Fund. Mr. Holmes joined Oppenheimer Capital in 1993 and is a senior research analyst for the firm’s Small/Mid Cap team. He has 14 years of experience as a research analyst, over 4 years of portfolio management experience and is a CFA charterholder.

A different sub-advisory firm served as Sub-Adviser for the Fund prior to February 11, 2005. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the securities of the Fund.

Adviser/Sub-Adviser Relationship

Shareholders of the Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee all sub-advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various

Allianz OCC Renaissance Fund Prospectus	15

antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, the Fund and other affiliated investment companies, the Fund’s sub-adviser, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Fund or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Fund or on the ability of AGIFM, AGID or the Fund’s sub-adviser to perform their respective contracts with respect to the Fund.

16	Allianz OCC Renaissance Fund Prospectus

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of the Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares

• You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

• You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

• Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

• You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

• You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B

Allianz OCC Renaissance Fund Prospectus	17

shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

• Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

• For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

Class C Shares

• You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

• Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

18	Allianz OCC Renaissance Fund Prospectus

Initial Sales
Charges—Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Fund and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales Charge—Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Funds (other than the PIMCO Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

Allianz OCC Renaissance Fund Prospectus	19

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

*For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Guide for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

20	Allianz OCC Renaissance Fund Prospectus

Sales at Net Asset Value.  In addition to the programs summarized above, the Fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Fund; employees of the Adviser, Sub-Adviser and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Fund issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund or other Eligible Funds held in:

• all of the investor’s accounts held directly with the Trust or through a financial intermediary;

• any account of the investor at another financial intermediary; and

• accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Class B and Class C Shares

As discussed above, Class B and Class C shares of the Fund are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Allianz OCC Renaissance Fund Prospectus	21

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

* After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated-

Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

22	Allianz OCC Renaissance Fund Prospectus

For example, the following illustrates the operation of the Class B CDSC for shares purchased after December 31, 2001:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of the Fund (at $10 per share) and that six months later the value of the investor’s account for the Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are Calculated-

Shares Purchased On or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

Shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a

Allianz OCC Renaissance Fund Prospectus	23

CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

24	Allianz OCC Renaissance Fund Prospectus

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Fund. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been

Allianz OCC Renaissance Fund Prospectus	25

payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund uses financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Fund—Administrative Fees” above.

26	Allianz OCC Renaissance Fund Prospectus

How Fund Shares Are Priced

The net asset value per share (“NAV”) of the Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Allianz Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Fund’s use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account

Allianz OCC Renaissance Fund Prospectus	27

trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

28	Allianz OCC Renaissance Fund Prospectus

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund.

Allianz Funds and PIMCO Funds Shareholders’ Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC, redemption fee or other fee. NAVs are ordinarily determined at the close of regular trading (normally 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer before the NAV has been calculated and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares

You can buy Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

Allianz OCC Renaissance Fund Prospectus	29

• Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Fund for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000	$100

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans and asset based fee programs, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

30	Allianz OCC Renaissance Fund Prospectus

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for the Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your Allianz Funds and PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. The Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below and/or in the applicable fund’s or series’ prospectus(es), you may exchange your Class A, Class B or Class C shares of the Fund for the same Class of shares of any other series of the Trust or PIMCO Funds. In addition, you may exchange your Class A shares of the Fund for Class A shares of Allianz RCM Global EcoTrendsSM Fund (the “RCM EcoTrendsSM Fund”), a closed-end “interval” fund for which AGIFM serves as investment manager and its affiliates, RCM Capital Management LLC and Allianz Global Investors Advisory GmbH, serve as sub-advisers. This exchange privilege may in the future be extended to other interval funds that may be established and managed by the Adviser and its affiliates. See “Exchanges for Interval Funds” below. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Fund within 7 days after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs (without a sales charge), minus any Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for each fund, except with respect to tax-

Allianz OCC Renaissance Fund Prospectus	31

qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class B and Class C shares. Because the Fund will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, it is more difficult for the Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners.

Exchanges for Interval Funds. As noted above, you may exchange your Class A shares of the Fund for Class A shares of the RCM EcoTrendsSM Fund and possibly, in the future, other “interval” funds that may be established and managed by the Adviser and its affiliates. Like other exchanges, your shares of the Fund will be exchanged for shares of the RCM EcoTrendsSM Fund or another interval fund on the basis of their respective NAVs, minus any Redemption Fee applicable to your investment in the Fund, next calculated after your exchange order is received by the Distributor. Unlike the Fund and other open-end investment companies, the RCM EcoTrendsSM Fund and other interval funds do not allow for daily redemptions, and instead make quarterly offers to repurchase from 5% to 25% of their shares at net asset value. Further, unlike many closed-end investment companies, shares of interval funds are not publicly traded and there is generally no secondary market for their shares. Therefore, shares of interval funds have limited liquidity and you may not be able to sell or exchange such shares when and/or in the amount that you desire.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

32	Allianz OCC Renaissance Fund Prospectus

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Fund’s investment strategies may make the Fund more susceptible to market timing activities. For example, since the Fund may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s non-U.S. portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund’s potential investment in securities of smaller capitalization companies, high-yield securities and securities of issuers located in emerging markets that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust

Allianz OCC Renaissance Fund Prospectus	33

or of the Adviser, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Fund to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

• Directly from the Trust by written request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1)  a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)  for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3)  any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)  any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

34	Allianz OCC Renaissance Fund Prospectus

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Allianz OCC Renaissance Fund Prospectus	35

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. A new 7-day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for

36	Allianz OCC Renaissance Fund Prospectus

shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Limitations on Identifying Transactions Subject to the Redemption Fee.  The Fund may be limited in its ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Fund to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares held through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D, Class R, Administrative Class and Institutional Class shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Fund’s use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Fund, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries.

Allianz OCC Renaissance Fund Prospectus	37

In addition, the Fund may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant—Directed Retirement Plans.”

Waivers of Redemption Fees.  The Fund has elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;
•	redemptions or exchanges that are initiated by the sponsor of a wrap program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and
•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of the Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans. Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; and 5) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a re-

38	Allianz OCC Renaissance Fund Prospectus

demption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares, in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

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Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

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Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Fund intends to declare and distribute income dividends to shareholders of record at least annually. To the extent a significant portion of the securities held by the Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in shares of the same class of any other fund that is a series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in that series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

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Tax Consequences

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxes on Fund Distributions

A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to you, up to the amount of your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

42	Allianz OCC Renaissance Fund Prospectus

Taxes When You Sell (Redeem) or Exchange Your Shares

Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders. When you exchange shares of the Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

A Note on Non-U.S. Investments

The Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You may be able to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Backup/Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Fund; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Allianz OCC Renaissance Fund Prospectus	43

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Fund’s portfolio managers’ assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio managers have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that the Fund’s portfolio managers believe are undergoing positive change and whose stock the portfolio managers believe are undervalued by the market may have

44	Allianz OCC Renaissance Fund Prospectus

experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Fund’s portfolio managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio managers have placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, the Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

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Initial Public Offerings

The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to the Fund, if any, may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities

The Fund may invest in securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, for these purposes, “non-U.S. securities”). In addition, the Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities, and shareholders should consider carefully the substantial risks involved for a fund that invests in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may

46	Allianz OCC Renaissance Fund Prospectus

exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Emerging Market Securities

The Fund may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

Because the Fund may invest a significant portion of its assets in non-U.S. securities, it will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

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Foreign Currency Transactions.  The Fund may (but is not required to) enter into forward foreign currency exchange contracts for a variety of purposes including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio managers.

The Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts.

Derivatives

The Fund may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, the Fund may use derivative instruments (such as securities swaps) to indirectly gain exposure to the securities market of a country from which the Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to

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employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Fund may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Fund may also purchase and sell (write) call and put options on securities, securities indexes, interest rates and foreign currencies. The Fund may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

The Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into

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certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio managers of the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

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Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more of non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund may maintain a portion of its assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this prospectus, the term “fixed income securities” includes: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Fund may invest in derivatives based on fixed income securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price

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volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the

52	Allianz OCC Renaissance Fund Prospectus

“Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Fund’s limitation to invest not more than 15% of its total assets in securities which are illiquid at the time of investment, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Credit Ratings and Unrated Securities

The Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event the Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If the Fund invests in floating rate debt instruments (“floaters”) or engages in credit spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price

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of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, the Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement

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of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral, though the Fund generally also bears the risk of loss associated with investment of the collateral. See the Trust’s Statement of Additional Information for more detail. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan, which currently is an affiliate of the Adviser. Collateral from loans of portfolio securities may be invested in a pooled investment vehicle that is managed by, and pays fees to, an affiliate of the Adviser.

Short Sales

The Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest

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within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

The Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. The Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for the Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

The Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investments in Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.

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Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that the Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent the Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Investment in Other Investment Companies

The Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of the Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to the Fund,

Allianz OCC Renaissance Fund Prospectus	57

including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Funds that change sub-advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to differences between the funds’ previous investment objectives and policies and portfolio management strategies. The Fund had a portfolio turnover rate in excess of 100% during the most recently completed fiscal year, and it may have a portfolio turnover rate in excess of 100% in future periods.

Changes in Investment Objectives and Policies

The investment objective of the Fund described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. In addition, the Fund may be subject to additional restrictions on its ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. If there is a change in the Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise specified, references to assets in the percentage limitations on the Fund’s investments refer to total assets. Unless otherwise stated, if the Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, placement warrants or other structured products.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional

58	Allianz OCC Renaissance Fund Prospectus

information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, together with additional information about portfolio holdings disclosure, are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post the Fund’s portfolio holdings information on its website at www.allianzinvestors. com. The Adviser’s website will contain the Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Allianz OCC Renaissance Fund Prospectus	59

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Capital Gains
OCC Renaissance Fund*
Class A
06/30/2007	$21.58	$0.07	$4.04	$4.11	$—	$(3.16)
06/30/2006	24.30	0.06	1.45	1.51	—	(4.23)
06/30/2005	24.71	—	(0.41)	(0.41)	—	—
06/30/2004	17.18	(0.04)	7.57	7.53	—	—
06/30/2003	19.10	0.01	(1.24)	(1.23)	—	(0.69)
Class B
06/30/2007	19.83	(0.08)	3.66	3.58	—	(3.16)
06/30/2006	22.80	(0.10)	1.36	1.26	—	(4.23)
06/30/2005	23.35	(0.17)	(0.38)	(0.55)	—	—
06/30/2004	16.37	(0.19)	7.17	6.98	—	—
06/30/2003	18.37	(0.09)	(1.22)	(1.31)	—	(0.69)
Class C
06/30/2007	19.67	(0.08)	3.63	3.55	—	(3.16)
06/30/2006	22.66	(0.10)	1.34	1.24	—	(4.23)
06/30/2005	23.21	(0.17)	(0.38)	(0.55)	—	—
06/30/2004	16.26	(0.19)	7.14	6.95	—	—
06/30/2003	18.26	(0.09)	(1.22)	(1.31)	—	(0.69)

*	The information provided for the Fund reflects results of operations under the Fund’s former sub-advisers; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 1.25%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the investment manager had not made repayments, end of period net asset value and total return would have been $24.28 and (1.72)%, respectively.
(e)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the investment manager had not made repayments, end of period net asset value and total return would have been $22.78 and (2.42)%, respectively.

60	Allianz OCC Renaissance Fund Prospectus

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fees(a)		Net Asset Value End of Year		Total Return		Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(3.16)	$—	(i)	$22.53		20.30%		$757,708	1.23%		0.32%	112%
—	(4.23)	—	(i)	21.58	(h)	6.28	(h)	946,613	1.25		0.28	85
—	—	—	(i)	24.30	(d)	(1.66	)(d)	1,976,127	1.23	(b)(c)	0.01	101
—	—	—	(i)	24.71		43.83		2,375,379	1.24	(b)	(0.17)	60
—	(0.69)	—	(i)	17.18		(5.92)		1,157,435	1.25		0.09	76

—	(3.16)	—	(i)	20.25		19.34		581,822	1.98		(0.43)	112
—	(4.23)	—	(i)	19.83	(j)	5.53	(j)	718,005	2.00		(0.46)	85
—	—	—	(i)	22.80	(e)	(2.35	)(e)	1,082,660	1.98	(c)(f)	(0.74)	101
—	—	—	(i)	23.35		42.64		1,322,887	1.99	(f)	(0.92)	60
—	(0.69)	—	(i)	16.37		(6.60)		838,701	2.00		(0.66)	76

—	(3.16)	—	(i)	20.06		19.40		621,339	1.98		(0.43)	112
—	(4.23)	—	(i)	19.67	(k)	5.47	(k)	752,734	2.00		(0.46)	85
—	—	—	(i)	22.66	(g)	(2.37	)(g)	1,331,633	1.98	(c)(f)	(0.74)	101
—	—	—	(i)	23.21		42.74		1,669,104	1.99	(f)	(0.92)	60
—	(0.69)	—	(i)	16.26		(6.65)		1,020,956	2.00		(0.66)	76

(f)	If the net assets for Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(g)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the investment manager had not made repayments, end of period net asset value and total return would have been $22.64 and (2.44)%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $21.55 and 6.14%, respectively.
(i)	Less than $0.01 per share.
(j)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.15%. If the affiliates had not made repayments, the end of period net asset value and total return would have been $19.80 and 5.38%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.15%. If the investment manager had not made repayments, end of period net asset value and total return would have been $19.64 and 5.32%, respectively.

Allianz OCC Renaissance Fund Prospectus	61

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about the Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105
Distributor	Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105
Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105
Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940-9688
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas, MO 64105
Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110
For Account Information	For Allianz Funds account information contact your financial advisor, or if you receive account information directly from Allianz Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our
Web site at www.allianzinvestors.com.

Not part of the Prospectus.

AZ530_19446

Filed pursuant to Rule 497(c)

File Nos. 33-36528 and 811-6161

Allianz Funds Prospectus

NOVEMBER 1, 2007

Stock Funds

Share Class

VALUE STOCK FUNDS

Allianz NFJ Large-Cap

Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend

Value Fund

Allianz OCC Renaissance Fund

Allianz NFJ Small-Cap

Value Fund

INCOME & EQUITY FUND

Allianz OCC Equity

Premium Strategy Fund

GROWTH STOCK FUNDS

Allianz RCM Large-Cap

Growth Fund

Allianz OCC Growth Fund

Allianz CCM Capital

Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

INTERNATIONAL STOCK FUND

Allianz NACM

International Fund

GLOBAL STOCK FUND

Allianz NACM Global Fund

This cover is not part of the Prospectus

Allianz Funds Prospectus

Allianz Funds

January 1, 2007

Share Class R

This Prospectus describes 13 mutual funds offered by Allianz Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and the affiliated and unaffiliated investment management organizations which serve as sub-advisers. As of September 30, 2007, the Adviser and its investment management affiliates managed approximately $781.3 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. The information contained in the table is for summary purposes only and is qualified in its entirety by reference to the discussion contained in the individual Fund Summaries beginning on page 4. These Fund Summaries also contain other important characteristics of the Funds.

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Value Stock Funds	NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $2 billion
	NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued larger capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index
	NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion
	OCC Renaissance	Long-term growth of capital and income	Undervalued stocks with improving business fundamentals	50–100	All capitalizations
	OCC Value	Long-term growth of capital and income	Undervalued larger capitalization stocks with improving business fundamentals	35–60	Greater than $5 billion
Income & Equity Fund	OCC Equity Premium Strategy	Long-term growth of capital and current income	Large capitalization common stocks; written call options	40–80	Greater than $5 billion
Growth Stock Funds	CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95	$1 billion or more
	CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95	Same as the Russell Midcap Index
	OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more
	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$3 billion or more
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index

2	Allianz Funds

Summary Information (continued)

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Global Stock Fund	NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	75–125	All capitalizations
International Stock Fund	NACM International	Maximum long-term capital appreciation	Companies located in the developed countries represented in the MSCI EAFE Index	100–150	All capitalizations

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The Fund Summaries of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their Fund Summaries. Some Funds are subject to Capitalization Criteria and percentage investment limitations as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

Prospectus	3

CCM Capital Appreciation Fund	Ticker Symbol: PCARX (Class R)

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 75–95	Approximate Primary Capitalization Range $1 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $1 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets and improvements in return on equity; and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Credit Risk • Liquidity Risk	• Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

CCM Capital Appreciation Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/07–9/30/07	15.98%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	23.22%

	Lowest (7/1/02–9/30/02)	-16.02%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (3/8/91)(5)
Class R — Before Taxes	6.38%	4.40%	7.87%	11.11%
Class R — After Taxes on Distributions(1)	5.28%	4.16%	5.98%	9.17%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	5.56%	3.77%	6.07%	9.00%
Russell 1000 Growth Index(2)	9.07%	2.69%	5.44%	9.08%
S&P 500 Index(3)	15.79%	6.19%	8.42%	11.13%
Lipper Multi-Cap Growth Funds Average(4)	8.39%	4.77%	7.47%	11.24%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary benchmark because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategy.

(3)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(4)

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(5)	The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.38%	1.33%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(2)

Other Expenses reflects a 0.37% Administrative Fee paid by Class R shares and approximately 0.01% in trustees’, shareholder meeting/proxy and interest expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$135	$421	$729	$1,601

Prospectus	5

CCM Mid-Cap Fund	Ticker Symbol: PMCRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 75–95	Approximate Primary Capitalization Range Same as the Russell Midcap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index (between $1.0 billion and $25.8 billion as of September 30, 2007).

The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Smaller Company Risk • Credit Risk • Liquidity Risk	• Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

CCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/07–9/30/07	19.37%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/00–3/31/00)	23.60%

	Lowest (7/1/98–9/30/98)	-14.58%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (8/26/91)(4)
Class R — Before Taxes(1)	3.65%	7.21%	8.74%	11.41%
Class R — After Taxes on Distributions(1)	1.86%	6.84%	7.22%	9.83%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	4.32%	6.21%	6.92%	9.43%
Russell Midcap Growth Index(2)	10.66%	8.22%	8.62%	10.72%
Lipper Mid-Cap Core Funds Average(3)	12.10%	9.53%	9.93%	10.14%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.39%	1.34%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(2)

Other Expenses reflects a 0.38% Administrative Fee paid by Class R shares and approximately 0.01% in trustees’, interest and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$136	$425	$734	$1,613

Prospectus	7

NACM Global Fund	Ticker Symbol: NGBRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of U.S. and non-U.S. companies Approximate Number of Holdings 75–125	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Global Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/07–9/30/07	17.10%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	18.06%

	Lowest (1/1/03–3/31/03)	-4.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (7/19/02)(4)
Class R — Before Taxes(1)	16.88%	20.09%
Class R — After Taxes on Distributions(1)	15.24%	18.41%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	11.48%	16.72%
MSCI ACWI Free Index(2)	20.95%	16.85%
Lipper Global Multi-Cap Growth Funds Average(3)	18.72%	16.28%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.70%	0.50%	0.51%	1.71%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(2)

Other Expenses reflect a 0.50% Administrative Fee paid by the class and 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$174	$539	$928	$2,019

Prospectus	9

NACM International Fund	Ticker Symbol: ANIRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index Approximate Number of Holdings 100–150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in the securities of companies located outside of the United States.

The portfolio managers’ “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers aim to exceed the returns of the benchmark through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that is designed to exploit new excess return opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R shares. For periods prior to the inception of Class R shares (1/10/06), performance information shown in the bar chart and tables is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. For periods prior to October 16, 2004, performance information shown in the bar chart and tables is based on the performance of the Institutional Class shares of the NACM Fund. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NACM International Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/07–9/30/07	9.69%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	21.96%

	Lowest (7/1/02–9/30/02)	-19.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Since NACM Fund Inception (5/7/01)(4)
Class R — Before Taxes(1)	29.95%	20.05%	15.24%
Class R — After Taxes on Distributions(1)	28.38%	18.69%	14.03%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	19.69%	16.86%	12.64%
MSCI EAFE Index(2)	26.34%	14.98%	9.93%
Lipper International Multi-Cap Core Funds Average(3)	25.22%	14.36%	9.93%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)

The Morgan Stanley Capital International Europe Australasia Far East (“MSCI-EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges and typically have 25% to 75% of their assets invested in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into consideration sales charges.

(4)	The Fund began operations on 5/7/01. Index comparisons begin on 4/30/01.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold R Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.60%	0.50%	0.63%	1.73%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(2)

Other Expenses reflects a 0.60% Administrative Fee paid by Class R shares and approximately 0.03% in interest, trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$176	$545	$939	$2,041

Prospectus	11

NFJ Dividend Value Fund	Ticker Symbol: PNERX (Class R)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Income producing common stocks with potential for capital appreciation Approximate Number of Holdings 40–60	Approximate Primary Capitalization Range Greater than $2 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or that are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations greater than $2 billion. The Fund may also invest a portion of its assets in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. In addition, a portion of the stocks selected for the Fund are identified primarily on the basis of their dividend yields. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The Fund is not currently open to new investors, See “How to Buy and Sell Shares—General Information—Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NFJ Dividend Value Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/07–9/30/07	7.72%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	17.33%

	Lowest (7/1/02–9/30/02)	-17.23%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception (5/8/00)(4)
Class R — Before Taxes(1)	23.82%	13.04%	13.34%
Class R — After Taxes on Distributions(1)	22.63%	11.83%	11.65%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	15.71%	10.73%	10.73%
Russell 1000 Value Index(2)	22.25%	10.86%	8.32%
Lipper Equity Income Funds Average(3)	18.63%	8.53%	7.06%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.

(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.35%	1.30%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(2)

Other Expenses reflects a 0.34% Administrative Fee paid by Class R shares and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$132	$412	$713	$1,568

Prospectus	13

NFJ Large-Cap Value Fund	Ticker Symbol: ANLRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued larger capitalization common stocks	Approximate Primary Capitalization Range Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index
	Fund Category Value Stocks	Approximate Number of Holdings 40–60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $14.7 billion as of September 30, 2007). The Fund invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R shares. For periods prior to the inception of Class R shares (1/10/06), performance information shown in the bar chart and tables is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

NFJ Large-Cap Value Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/07–9/30/07	8.41%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	16.22%

	Lowest (7/1/02–9/30/02)	-18.04%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception (5/8/00)(4)
Class R — Before Taxes(1)	20.55%	12.17%	12.23%
Class R — After Taxes on Distributions(1)	19.51%	11.98%	12.09%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	13.63%	10.57%	10.76%
Russell Top 200 Value Index(2)	22.99%	8.66%	5.58%
Lipper Large-Cap Value Funds Average(3)	18.04%	8.01%	6.67%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)

The Russell Top 200 Value Index is an unmanaged index that measures the performance of companies in the Russell Top 200 Index with a less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of their dollar weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted against the size of the funds.

(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.42%	1.37%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(2)

Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares and approximately 0.02% in trustees’, and shareholder meeting/proxy and tax expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$138	$431	$745	$1,635

Prospectus	15

NFJ Small-Cap Value Fund	Ticker Symbol: PNVRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued small capitalization common stocks Approximate Number of Holdings 100–150	Approximate Primary Capitalization Range Between $100 million and $3.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion. The Fund normally invests a significant portion of its assets in common stocks of companies that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and non-U.S. securities, including emerging markets securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 100 to 150 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The Fund is not currently open to new investors. See “How to Buy and Sell Shares—General Information—Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

NFJ Small-Cap Value Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/07–9/30/07	10.10%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	16.18%

	Lowest (7/1/98–9/30/98)	-18.77%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (10/1/91)(4)
Class R — Before Taxes(1)	18.23%	16.23%	13.02%	13.86%
Class R — After Taxes on Distributions(1)	16.28%	14.94%	11.82%	11.97%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	13.51%	13.87%	11.06%	11.39%
Russell 2000 Value Index(2)	23.48%	15.37%	13.27%	15.18%
Lipper Small-Cap Value Funds Average(3)	16.83%	13.65%	12.05%	13.42%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 2000 Value Index is an unmanaged index that measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.

(3)

The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) that are less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.

(4)	The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees(1)	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.59%	0.50%	0.38%	1.47%

(1)

The Fund’s base advisory fee of 0.60% is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(2)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.37% Administrative Fee paid by Class R shares and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$150	$465	$803	$1,757

Prospectus	17

OCC Equity Premium Strategy Fund	Ticker Symbol: PGIRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and current income Fund Category Income & Equity	Fund Focus Large capitalization common stocks; written call options Approximate Number of Holdings 40–80	Approximate Primary Capitalization Range Greater than $5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund will normally invest at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion or more. Under normal circumstances, the Fund will invest primarily in a portfolio of dividend-paying common stocks selected for their potential for capital growth. Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (ETFs) (the “Option Strategy”). The value of the securities underlying the options written by the Fund ordinarily ranges from between 50% to 90% of the Fund’s net asset value. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund’s cash flow available for distribution to shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy used by OCC Equity Premium Strategy Fund.”

In selecting stocks for the Fund, the portfolio managers seek to identify companies that exhibit strong earnings growth relative to their current price-to-earnings ratio or other valuation measures, dividend-paying companies whose underlying value or growth potential is not yet reflected in the current stock price and companies that have strong operating fundamentals. Through fundamental research, the portfolio managers seek to identify companies with strong franchise value, superior management and healthy balance sheets. In addition, the portfolio managers will consider those companies that may exhibit enhanced earnings or cash flow through cost reductions, asset sales, restructuring or the redeployment of financial assets.

The Fund’s portfolio managers may choose to sell a security when they believe that it is fully valued or when they believe the fundamental conditions of the business have deteriorated. The portfolio managers will also consider selling a security if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). In addition to the use of written option contracts under the Option Strategy, the Fund may utilize other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. At various times prior to November 1, 2005, the Fund had a different investment objective, different investment policies and employed a different sub-adviser; the performance results shown would not necessarily have been achieved had the Fund’s current objective and policies then been in effect. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

OCC Equity Premium Strategy Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/07–9/30/07	9.97%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.88%

	Lowest 7/1/01–9/30/01	-22.11%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/28/94)(4)
Class R — Before Taxes(1)	16.87%	5.56%	10.09%	12.20%
Class R — After Taxes on Distributions(1)	14.17%	4.85%	5.42%	7.74%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	10.82%	4.37%	5.86%	7.96%
S&P 500 Index(2)	15.79%	6.19%	8.42%	11.76%
Lipper Large-Cap Core Funds Average(3)	13.85%	5.08%	7.02%	10.13%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.60%	0.50%	0.43%	1.53%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(2)

Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares and approximately 0.03% in interest, trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$156	$483	$834	$1,824

Prospectus	19

OCC Growth Fund	Ticker Symbol: PPGRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 40–60	Approximate Primary Capitalization Range $5 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion.

The portfolio managers consider “growth” companies to include companies they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength and earnings growth. In addition, through fundamental research, the portfolio managers seek to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities or a dominant position within their industry. The Fund will consider selling a stock if the portfolio managers believe that the company’s fundamentals have deteriorated and/or an alternative investment is more attractive.

In addition to investing in Common stocks, the Fund may also invest in other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges, lower distribution and/or service (12b-1) fees and, prior to April 1, 2005, higher administrative fees paid by Class R shares. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

OCC Growth Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/07–9/30/07	18.02%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	36.33%

	Lowest (1/1/01–3/31/01)	-23.60%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Year	10 Year	Fund Inception (2/24/84)(4)
Class R — Before Taxes(1)	14.66%	3.00%	5.31%	11.55%
Class R — After Taxes on Distributions(1)	14.66%	3.00%	4.01%	9.46%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	9.53%	2.57%	4.20%	9.37%
Russell 1000 Growth Index(2)	9.07%	2.69%	5.44%	11.50%
Lipper Large-Cap Growth Funds Average(3)	5.69%	2.16%	5.60%	13.29%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

(3)

The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.50%	0.50%	0.41%	1.41%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(2)

Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares and approximately 0.01% in interest, trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$144	$446	$771	$1,691

Prospectus	21

OCC Renaissance Fund	Ticker Symbol: PRNRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued stocks with improving business fundamentals Approximate Number of Holdings 50–100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Intrinsic value refers to the value placed on a company by the portfolio managers consistent with their expectation of longer-term economic earnings and cash flows. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers select stocks for the Fund using a “value” style. The portfolio managers determine valuation based on characteristics such as price-to-earnings, price-to-book and price-to-cash-flow ratios. The portfolio managers analyze stocks and seek to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio managers may look to sell a stock when they believe that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest up to 20% of its assets in real estate investment trusts (REITs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges, lower distribution and/or service (12b-1) fees and, for periods prior to April 1, 2005, higher administrative fees paid by Class R shares. Prior to February 11, 2005, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Allianz Funds

OCC Renaissance Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/07–9/30/07	9.33%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	32.65%

	Lowest (7/1/02–9/30/02)	-31.85%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (4/18/88)(4)
Class R — Before Taxes(1)	11.76%	7.53%	14.48%	13.36%
Class R — After Taxes on Distributions(1)	8.54%	5.97%	11.11%	10.54%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	9.98%	6.04%	10.85%	10.30%
Russell Midcap Value Index(2)	20.22%	15.88%	13.65%	14.45%
Lipper Multi-Cap Core Funds Average(3)	13.69%	6.98%	8.94%	11.21%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.

(3)

The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees(1)	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.60%	0.50%	0.40%	1.50%

(1)

Effective January 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.55%. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05% to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.

(2)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charge permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.39% Administrative Fee paid by Class R shares and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$153	$474	$818	$1,791

Prospectus	23

OCC Value Fund	Ticker Symbol: PPVRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued larger capitalization stocks with improving business fundamentals Approximate Number of Holdings 35–60	Approximate Primary Capitalization Range Greater than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals, such as strength of management and the company’s competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Prior to February 11, 2005, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

OCC Value Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/07–9/30/07	2.56%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	25.34%

	Lowest (7/1/02–9/30/02)	-27.87%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)(4)
Class R — Before Taxes(1)	20.26%	9.03%	12.56%	13.50%
Class R — After Taxes on Distributions(1)	18.00%	7.45%	9.64%	10.48%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	14.05%	7.09%	9.31%	10.16%
Russell 1000 Value Index(2)	22.25%	10.86%	11.00%	13.05%
Lipper Large-Cap Value Funds Average(3)	18.04%	8.01%	8.47%	11.07%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.40%	1.35%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(2)

Other Expenses reflects a 0.39% Administrative Fee paid by the class and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$137	$428	$739	$1,624

Prospectus	25

RCM Large-Cap Growth Fund	Ticker Symbol: PLCRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 45–85	Approximate Primary Capitalization Range $3 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion. The Fund may also invest 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Liquidity Risk
• Issuer Risk	• Emerging Markets Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk
• Currency Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	Allianz Funds

RCM Large-Cap Growth Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/07–9/30/07	13.50%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/98–12/31/98)	29.04%

	Lowest (1/1/01–3/31/01)	-19.21%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund inception (12/31/96)(4)
Class R — Before Taxes(1)	6.59%	2.33%	7.87%	7.87%
Class R — After Taxes on Distributions(1)	5.80%	2.14%	6.65%	6.65%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	5.36%	1.97%	6.42%	6.42%
S&P 500 Index(2)	15.79%	6.19%	8.42%	8.42%
Lipper Large-Cap Growth Funds Average(3)	5.69%	2.16%	5.60%	5.60%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads.) See “ How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.41%	1.36%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(2)

Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares and approximately 0.01% in trustees’, shareholder meeting/proxy and tax expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$138	$431	$745	$1,635

Prospectus	27

RCM Mid-Cap Fund	Ticker Symbol: PRMRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Small to medium capitalization equity securities Approximate Number of Holdings 85–125	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $1.0 billion and $25.8 billion as of September 30, 2007). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or head-quartered in emerging markets countries). The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors, and may invest in securities issued in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk
• Credit Risk	• Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	Allianz Funds

RCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/07–9/30/07	17.97%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	42.00%

	Lowest (10/1/00–12/31/00)	-25.17%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund inception (11/6/79)(5)
Class R — Before Taxes(1)	6.47%	4.37%	7.05%	14.55%
Class R — After Taxes on Distributions(1)	1.23%	3.32%	2.56%	9.58%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	5.83%	3.29%	3.76%	10.09%
Russell Midcap Index(2)	15.26%	12.88%	12.14%	15.09%
Russell Midcap Growth Index(3)	10.64%	8.21%	8.61%	13.72%
Lipper Mid-Cap Growth Funds Average(4)	8.73%	6.02%	7.59%	12.31%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in the index. The Russell Midcap Index replaced the Russell Midcap Growth Index as the Fund’s primary comparative index because the Adviser believes the Russell Midcap Index is more representative of the Fund’s investment strategies.

(3)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(4)

The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.

(5)

The Fund began operations on 11/6/79. Index comparisons begin on 10/31/79. Index comparisons for the Russell Midcap Growth Index represent the return of the Russell Midcap Growth Index since its inception on 12/31/85. For periods prior to 12/31/85, the Russell Midcap Growth Index comparisons represent the return of the Russell Midcap Index.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads.) See “ How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.47%	0.50%	0.41%	1.38%

(1)

Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(2)

Other Expenses reflects a 0.40% Administrative Fee paid Class R shares and approximately 0.01% in interest, trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$140	$437	$755	$1,657

Prospectus	29

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized alphabetically in this section. Each Fund may be subject to additional principal risks and risks other than those described below or in its Fund Summary because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in any of the Funds.

Credit Risk

All of the Funds may be subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Option Strategy employed by the OCC Equity Premium Strategy Fund, together with certain related risks, is further described under “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by OCC Equity Premium Strategy Fund” in this Prospectus. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies would be successful.

Emerging Markets Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

30	Allianz Funds

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a fund that focuses its investments in a certain type of issuer (i.e., biotechnology, healthcare, and/or technology issuers) is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase

Prospectus	31

agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with non-U.S. investments. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in non-U.S. securities.

REIT Risk

To the extent that a Fund invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

32	Allianz Funds

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Additional Risks of Investing in the Funds

In addition to the risks described above, certain of the Funds are newly formed and therefore have a limited or no history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Adviser and its investment management affiliates had approximately $781.3 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Advisers in return for their services.

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, OCC Value and RCM Large-Cap Growth Funds	0.45%
RCM Mid-Cap Fund	0.47%
OCC Growth Fund	0.50%
OCC Renaissance**	0.58%
NACM International, NFJ Small-Cap Value* and OCC Equity Premium Strategy Funds	0.60%
NACM Global Fund	0.70%

*	As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s advisory fee became subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.
**	As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s 0.60% advisory fee was reduced by 0.05% to 0.55%. The Fund’s advisory fee shown in this chart represents a blend of these rates. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05% to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.

Prospectus	33

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund and the portfolio management agreements between Allianz Global Fund Management and each respective Sub-Adviser is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2006.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class R shareholders of each Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to Class R shares, with breakpoints at various asset levels. The Administrator, in turn, provides or procures administrative services for Class R shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Administrator exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs generally increases as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee and which may vary and affect the total level of expenses paid by Class R shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Class R shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class R shares):

Fund	Administrative Fees
NACM International Fund	0.60%
NACM Global Fund	0.50%
All other Funds	0.40%

The Administrative Fee rate for each Fund (except the NFJ Small-Cap Value, OCC Renaissance and OCC Value Funds) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. The Administrative Fee rate for the NFJ Small-Cap Value, OCC Renaissance and OCC Value Funds is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion. In addition, to the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

34	Allianz Funds

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*	Fund(s)
Cadence Capital Management LLC (“Cadence”) 265 Franklin Street 11th Floor Boston, MA 02110	CCM Capital Appreciation and CCM Mid-Cap Funds (the “CCM Funds”)
RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Large-Cap Growth and RCM Mid-Cap Funds (the “RCM Funds”)
Nicholas-Applegate Capital Management LLC (“NACM” or “Nicholas-Applegate”) 600 West Broadway San Diego, CA 92101	NACM Global and NACM International Funds (the “NACM Funds”)
NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	NFJ Dividend Value, NFJ Large-Cap Value and NFJ Small-Cap Value Funds (the “NFJ Funds”)
Oppenheimer Capital LLC (“Oppenheimer Capital”) 1345 Avenue of the Americas, 49th Floor New York, NY 10105-4800	OCC Equity Premium Strategy, OCC Growth, OCC Renaissance and OCC Value Funds (the “OCC Funds”)
*	Each Sub-Adviser (except Cadence) is affiliated with the Adviser.

The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

Cadence

Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2007, of approximately $8.3 billion.

The following individuals at Cadence share primary responsibility for managing the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
CCM Capital Appreciation Fund	William B. Bannick	1992	Managing Director, Chief Investment Officer and Executive Vice President at Cadence. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.

	Robert L. Fitzpatrick	2004	Managing Director and Portfolio Manager at Cadence. Mr. Fitzpatrick is a research generalist who began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick has been a member of the investment team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.

	Michael J. Skillman	2006	Managing Director and Chief Executive Officer at Cadence. Mr. Skillman joined Cadence in 1994 and is a member of the investment team that manages the Allianz Funds sub-advised by Cadence.

CCM Mid-Cap Fund	Messrs. Bannick, Fitzpatrick and Skillman	Same as Capital Appreciation Fund	See above.

Cadence is majority-owned by its employees, while a group of co-investors led by Rosemont Partners holds a minority interest. Prior to September 2005, Cadence was affiliated with the Adviser. In connection with the transaction in which Cadence was purchased by its management and its co-investors, Allianz and its affiliates may be obligated to make payments (“Termination Payments”) to Cadence if Cadence is terminated as sub- adviser to any Fund before September 2010. Because of these payments, the Adviser may have an economic disincentive to terminate or recommend the termination of Cadence as sub-adviser to the Funds noted above, even when it would be in a Fund’s best interests to do so. However, the Adviser has a fiduciary duty to act in each Fund’s best interests regardless of any Termination Payment that may result. In addition, under the sub-advisory agreement with Cadence, the Board of Trustees has the ability to terminate or not renew the sub-advisory agreement with Cadence without the consent or approval of the Adviser, and a majority of the Board consists of disinterested Trustees who have no economic interest in Cadence, the Adviser or the Termination Payments.

Prospectus	35

In addition, in connection with a “Call Agreement” entered into in connection with the sale of Cadence, there is a significant chance that, before September 2010, it will be proposed that the Funds for which Cadence serves as sub-adviser be reorganized into funds that are not part of the Allianz Funds family. This could result in, among other things, the shareholders of those Funds being unable to exchange on a load-free basis into other Allianz Funds or PIMCO Funds, different (and possibly reduced) shareholder services and different fees and expenses. The Trustees have indicated that they will evaluate these and other relevant factors before determining whether to approve any such transaction.

RCM

Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2007, RCM had approximately $20.4 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The individuals at RCM listed below share primary responsibility for managing the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
RCM Mid-Cap Fund	Louise M. Laufersweiler, CFA (Lead)	2005	Director, Chief Investment Officer for Midcap, and Senior Portfolio Manager for both small and mid-cap strategies. She has senior portfolio management responsibilities for both mid cap and small cap equity strategies and is Deputy CIO for US Small Cap. She also worked for five years in the RCM research department as an associate in the financial services and cyclical sectors. Prior to joining RCM in 1982, Ms. Laufersweiler worked at Hambrecht and Quist in San Francisco.

	Steven Klopukh, CFA	2005	Vice President, Portfolio Manager for U.S. Mid Cap Equities. He joined RCM in 2002 as an equity analyst and assistant portfolio manager on the Mid Cap equity team. Prior to joining RCM in 2002, Mr. Klopukh was a Vice President and fundamental equity analyst at CDC Investment Management Corp. and was involved in managing its quantitatively-enhanced, risk-targeted Large-Cap Core and Market-Neutral equity strategies from 1999 to 2001.

RCM Large Cap Growth Fund	Raphael L. Edelman (Lead)	2004	Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.

	Joanne L. Howard, CFA	2005	Managing Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. She also previously served as the firm’s Private Client Group CIO from 1996 to 2002, where she continues to serve as a Senior Portfolio Manager. Prior to joining RCM in 1992, she spent 17 years with Scudder, Stevens & Clark as Managing Director and Senior Portfolio Manager of the Quality Growth team.

	Peter A. Goetz, CFA	2005	Director and Portfolio Manager on the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 1999, he worked at Jurika & Voyles, as a Vice President and Portfolio Manager for three years. Previously, he worked as Vice President and Senior Portfolio Manager at Bank of America Private Asset Management.

Nicholas-Applegate

Organized in 1984, Nicholas-Applegate provides advisory services primarily to mutual funds, closed-end funds and institutional accounts. As of September 30, 2007, Nicholas-Applegate had approximately $14.8 billion in assets under management.

The individuals at Nicholas-Applegate listed below share primary responsibility for the day-to-day management of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras, CFA, is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm, including those performed for the Funds. He is also a Portfolio Manager for the International Growth portfolios and a member of the Executive Committee. Prior to joining Nicholas-Applegate in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000, Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has 19 years of investment management experience.

36	Allianz Funds

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Global Fund	Pedro Marcal	2002 (Inception)	Senior Vice President, Asset Allocation Committee Member and Portfolio Manager for the Nicholas-Applegate Global Equities strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. He has 18 years’ total investment management experience including positions with A.B. Laffer & Associates as an economist and A-Mark Precious Metals as a precious metals trader.

	Christopher A. Herrera	2006	Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies. Prior to joining Nicholas-Applegate in 2000, Mr. Herrera worked as an intern on the firm’s international team while completing his M.B.A. degree. He was previously an analyst in the Investment Banking division of Lehman Brothers. He has 11 years of investment experience.

	Nelson Shing	2007	Senior Vice President and Investment Analyst for Nicholas-Applegate U.S. Value strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he was an analyst with Pequot Capital Management, Inc. (from 2001-2003), Morgan Stanley Investment Management, Inc. (from 2000-2001), C. Blair Asset Management, L.P. (1999) and Credit Suisse First Boston (from 1997-1999). He has 10 years of investment industry experience.

NACM International Fund	Horacio A. Valeiras, CFA	2006	See above.

	Steven Tael, Ph.D., CFA	2006	Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2005, Mr. Tael was a research analyst for eight years at Mellon Capital Management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. He has 11 years of investment experience.

	Kunal Ghosh	2006	Senior Vice President and Portfolio Manager for the Nicholas-Applegate International Systematic strategies. Prior to joining Nicholas-Applegate in 2006, Mr. Ghosh was a research associate and portfolio manager at Barclays Global Investors from 2003 to 2006. Prior to joining Barclays Global Investors in 2003, Mr. Ghosh spent one year as a quantitative analyst for the Cayuga Hedge Fund and three years as an engineer at Delphi Corporation (formerly Delphi Automotive Systems). He has 4 years of investment experience.

NFJ

NFJ provides advisory services to mutual funds and institutional accounts, and non-discretionary advisory services to managed account programs. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets (including discretionary and non-discretionary accounts) as of September 30, 2007, of approximately $40.6 billion.

Each NFJ investment strategy is supported by a team of investment professionals. Every core team responsible for a Fund consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of each Fund, who are primarily responsible for the Fund’s day-to-day management, are listed below:

Fund	Portfolio Managers	Since	Recent Professional Experience
NFJ Dividend Value Fund	Benno J. Fischer (Lead)	2000 (Inception)	Managing Director and founding partner of NFJ. He has over 41 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.

	R. Burns McKinney	2007	Portfolio Manager at NFJ. He has over 10 years’ experience in equity research, financial analysis and investment banking. Prior to joining NFJ in 2006, he was an equity analyst covering the energy sector for Evergreen Investments. Prior to joining Evergreen Investments in 2004, Mr. McKinney spent one year as an equity analyst at Derby Capital Management. From 2001 to 2003, Mr. McKinney studied for his Masters in Business Administration at the Wharton School of Business. Prior to 2001, Mr. McKinney was an investment banking analyst at Alex Brown & Sons, a Vice President in equity research at Merrill Lynch and an equity analyst at Morgan Stanley. He is a CFA charterholder.

	Jeffrey S. Partenheimer	2002	Managing Director at NFJ. He is a Portfolio Manager with over 22 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director of a major telecommunication equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is both a CFA and CPA.

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Fund	Portfolio Managers	Since	Recent Professional Experience

	Thomas W. Oliver	2006	Portfolio Manager at NFJ. He has over 10 years’ experience in accounting, reporting and financial analysis. Prior to joining NFJ in 2005, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver was an auditor with Deloitte & Touche. He is a CPA.

NFJ Large-Cap Value Fund	Paul A. Magnuson (Lead)	2000 (Inception)	Managing Director at NFJ. He is a Portfolio Manager with over 22 years’ experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Within the Trust Investment Qualitative Services Division of NationsBank, he was responsible for equity analytics and structured fund management.

	Mr. Fischer	2000 (Inception)	See above.

	Mr. Partenheimer	2002	See above.

NFJ Small-Cap Value Fund	Mr. Magnuson (Lead)	1995	See above.

	Mr. Fischer	1991 (Inception)	See above.

	Mr. McKinney	2006	See above.

Oppenheimer Capital

Oppenheimer Capital has operated as an investment adviser to investment companies and other investors since its organization in 1980.

The following individuals at Oppenheimer Capital have or share primary responsibility for managing the noted Funds. In addition to the persons listed below, Jeff Parker, Managing Director of Oppenheimer Capital, is responsible for overseeing investment and trading decisions for the OCC Growth Fund. Prior to joining Oppenheimer Capital, Mr. Parker was a portfolio manager at PEA Capital, LLC, managed equity accounts as an Assistant Portfolio Manager at Eagle Asset Management from 1996 to 1998, and was a Senior Consultant with Andersen Consulting, specializing in healthcare and technology, from 1991 to 1994. In addition to serving as portfolio manager of the OCC Value Fund, Colin Glinsman, Managing Director and Chief Investment Officer of Oppenheimer Capital, is responsible for overseeing the OCC Renaissance Fund’s portfolio management team. Information about Mr. Glinsman is set forth below. Different sub-advisory firms served as Sub-Adviser for the OCC Value and OCC Renaissance Funds prior to February 11, 2005 and for the OCC Growth and Equity Premium Strategy Funds prior to November 1, 2006. As of September 30, 2007, Oppenheimer Capital had approximately $24.9 billion in assets under management.

Fund	Portfolio Managers	Since	Recent Professional Experience
OCC Value Fund	Colin Glinsman	2005	Managing Director and Chief Investment Officer of Oppenheimer Capital. He has 23 years of investment experience, including 18 years at Oppenheimer Capital.

OCC Renaissance Fund	Nick Frelinghuysen	2006	Senior Vice President of Oppenheimer Capital and Co-Portfolio Manager of the Fund. Mr. Frelinghuysen joined Oppenheimer Capital in 1999 and is a senior research analyst for the firm’s Small/Mid Cap team and also serves as a small/mid-cap specialist on the All Cap Equity portfolio management team. He has 13 years of experience as a research analyst and over 3 years of portfolio management experience.

	Brad Holmes	2006	Senior Vice President of Oppenheimer Capital and Co-Portfolio Manager of the Fund. Mr. Holmes joined Oppenheimer Capital in 1993 and is a senior research analyst for the firm’s Small/Mid Cap team. He has 14 years of experience as a research analyst, over 4 years of portfolio management experience and is a CFA charterholder.

OCC Equity Premium Strategy Fund	Stephen Bond-Nelson (Lead on Options)	2004	Co-Portfolio Manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital LLC. Prior to joining PEA Capital in 1999, he was a research analyst at Prudential Mutual Funds. He has over 14 years of investment management experience.

	Robert Urquhart (Lead on Equity)	2005	Managing Director, Oppenheimer Capital. He joined Oppenheimer Capital in 1999 and has over 26 years of experience in portfolio management.

OCC Growth Fund	Robert Urquhart (Lead)	2005	See above.

	Martin Mickus	2006	Co-Portfolio Manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital, LLC. Prior to joining PEA Capital in 1999, he was a research analyst at S&P Equity Research. He also spent two years as an Assistant Portfolio Manager and Research Analyst with the InterGroup Corporation. He has 14 years of investment industry experience.

38	Allianz Funds

Oppenheimer Capital is subject to a non-competition agreement that limits the extent to which the OCC Renaissance and OCC Value Funds’ investments can overlap with the equity investments of a balanced fund sponsored by a third party. Oppenheimer Capital has indicated that it does not believe that agreement will have a material adverse impact on Oppenheimer Capital’s management of the Funds.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund (except the CCM Mid-Cap, NFJ Dividend Value and NFJ Large-Cap Value Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Because RCM is not wholly-owned by Allianz, the Exemptive Order does not apply to Funds sub-advised by RCM. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee the Funds’ sub-advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, AGIFM, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s R Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each

Prospectus	39

day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

How to Buy and Sell Shares

General Information

The following section provides basic information about how to buy, sell (redeem) and exchange Class R shares of the Funds. For additional information, please see the Allianz Funds and PIMCO Funds Shareholders’ Guide (the “Guide”) for Class A, B, C and R Shares, which is part of the Statement of Additional Information which is incorporated herein by reference.

• Specified Benefit Plans.   Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified

40	Allianz Funds

deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Adviser to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Trust. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

•

Calculation of Share Price and Redemption Payments.  When shareholders buy Class R shares of the Funds, they pay a price equal to the NAV of the shares. When shareholders sell (redeem) Class R shares of the Funds, they receive an amount equal to the NAV of the shares, minus a redemption fee, if applicable. NAVs are ordinarily determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the

Prospectus	41

NAV next calculated after an order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from the specified benefit plan prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If a purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next day that the New York Stock Exchange is open (according to the succeeding day’s NAV).

•

Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.  Class R shares of the NFJ Small-Cap Value Fund and NFJ Dividend Value Fund are currently no longer available for purchase by new investors. Shareholders who owned shares of the NFJ Small Cap Value Fund or NFJ Dividend Value Fund as of the close of business on October 10, 2003 or April 23, 2007, respectively, are still permitted to purchase additional shares of that Fund for as long as they continue to own shares of that Fund. Except as provided below, in the event a shareholder no longer owns any shares in either of the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, such shareholder is no longer eligible to purchase shares of that Fund. The restrictions described above do not apply to: (i) participants in Qualified Defined Contribution Plans and Benefit Plans as defined below (together, the “Plans”) provided that, as of the close of business on October 4, 2007 or April 23, 2007 for the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, respectively, such Plans, or financial institutions that serve as sponsor or provide third-party administrative services to the Plans, had a contractual agreement with the Distributor or Administrator to offer shares of, or provide services to, that Fund; and (ii) clients of mutual fund discretionary wrap programs if such a program, as of the close of business on October 4, 2007 or April 23, 2007 for the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, respectively, includes that Fund in its model allocation. Qualified Defined Contribution Plans and Benefit Plans, for these purposes, include 401(k) plans, profit sharing plans, 403(b) plans and 457 plans.

Shareholders of other series of Allianz Funds and of PIMCO Funds are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value or NFJ Dividend Value Funds, unless the shareholders are independently eligible to purchase shares of either Fund under the restrictions described in the preceding paragraphs.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Please call the Distributor at 1-800-426-0107, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Distribution and Servicing (12b-1) Plan

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for Class R shares. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the Class R 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to Class R shares):

All Funds	Servicing Fee	Distribution Fee
Class R	0.25%	0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class R shares may, over time, cost you more than the initial sales charge imposed on other classes of shares of the Funds.

42	Allianz Funds

Payments to Financial Firms

Some or all of the distribution fees and servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments in this paragraph are generally not made with respect to Class R shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

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Buying Shares

Class R shares of each Fund are continuously offered to specified benefit plans. See “Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services. A specified benefit plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the benefit plan level.

Retirement plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Exchanging Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), Class R shares of any Fund may be exchanged for Class R shares of any other Fund or series of PIMCO Funds that offers Class R shares. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 7 days (30 days for the NACM Global and NACM International Funds) after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs (without a sales charge), minus any Redemption Fee, next calculated after an exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan. In addition, for taxable shareholders, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis

44	Allianz Funds

when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Plan participants should contact their plan administrators to exchange shares and for additional information about the exchange privilege.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class R shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, high-yield securities and securities of issuers located in emerging markets that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of a Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of a Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the

Prospectus	45

interests of a Fund or its shareholders. Among other things, the Trust or its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Selling Shares

Class R shares may be redeemed through the investor’s plan administrator on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who redeem their shares within 7 days (30 days for the NACM Global and NACM International Funds) will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Currently, the Trust does not charge any other fees or charges when selling shares. Specified benefit plans and financial service firms may impose various additional fees for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services.

Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class R shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days

CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Renaissance, OCC Value, OCC Equity Premium Strategy, OCC Growth,
RCM Large-Cap Growth and RCM Mid-Cap Funds

•
NACM Global and NACM International Funds		•

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be

46	Allianz Funds

used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to a 7-day Holding Period, are exchanged for shares of Fund B, which is subject to a 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Limitations on Identifying Transactions Subject to the Redemption Fee.  The Funds may be limited in their ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be more difficult for the Funds to collect the Redemption Fee on transactions by shareholders who purchase, redeem, or exchange shares held through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D, Class R, Administrative Class and Institutional Class shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Funds, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Funds may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

Waivers of Redemption Fees.  The Funds have elected not to impose the Redemption Fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);

Prospectus	47

•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;
•	redemptions or exchanges that are initiated by the sponsor of a wrap program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and
•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of a Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the same Fund (a “Share Class Redemption”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; and 5) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

48	Allianz Funds

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross- referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Fund	At Least Annually	Quarterly
NFJ Dividend Value, NFJ Large-Cap Value and OCC Equity Premium Strategy Funds		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class R shares of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in Class R shares of any other Fund or another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. In addition, your specified benefit plan must offer both this option and the selected Fund as an investment option in the plan. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•	Receive all distributions in cash (which will be credited to your account at your specified benefit plan). This option must be elected when your account is set up.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Prospectus	49

•

Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to you, up to the amount of your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carry forwards from prior taxable years), as the OCC Equity Premium Strategy Fund may choose to do, and the distributions are supported by the Fund’s “current earnings and profits,” the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by a Fund. The capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

•

A Note on Non-U.S. Investments.  A Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You may be able to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•

Backup Withholding.  The Funds generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Funds with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

50	Allianz Funds

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if his judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of

Prospectus	51

larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. The Funds (other than the RCM Funds) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). For the RCM Funds, RCM considers non-U.S. securities to include the following types of equity and equity-linked securities (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. RCM expects that these Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges. However, each such Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets, when RCM believes that such securities are not publicly traded either in the U.S. or non-U.S. markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities, and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S.

52	Allianz Funds

countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities

Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s). Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Derivatives

Unless otherwise stated in the Fund Summaries, the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

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Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Call Option Strategy Employed by OCC Equity Premium Strategy Fund

The OCC Equity Premium Strategy Fund intends to sell (write) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (“ETFs”). The value of the securities underlying the options written by the Fund ordinarily ranges between 50% to 90% of the Fund’s net asset value. The call option strategy employed by the Fund is described in this section; options generally are described below and further under “Investment Objectives and Policies – Derivative Instruments” in the Statement of Additional Information. The Fund may use the call option strategy to generate gains from option premiums in an attempt to enhance the Fund’s distributions and to reduce overall portfolio risk. However, there is no assurance that the call option strategy will achieve its objectives.

Call options are contracts representing the right to purchase the underlying equity security or ETF or the cash value of the index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security, ETF or index and the strike price, the volatility of the underlying equity security, ETF or index and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security or ETF or the cash value of the applicable index over the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security, ETF or index above the strike price in exchange for the premium, although it would retain the risk of loss should the price of the underlying security, ETF or index decline. Therefore, the Fund’s use of the call option strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) or equal to (“at-the-money”) the market value of the underlying security, ETF or index. The Fund also may write “in-the-money” call options (i.e., with a strike price below the market value of the underlying security, ETF or index). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. With respect to options on indexes or ETFs, the Fund will cover the options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions. The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates).

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There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more of non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this prospectus, the term “fixed income securities” includes: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the Fund Summaries, the Funds may invest in derivatives based on fixed income securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to

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meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Funds’ limitation to invest not more than 15% of its total assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Credit Ratings and Unrated Securities

A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if their Sub-Advisers determine that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating rate debt instruments (“floaters”) or engages in credit spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

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Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral, though the Fund generally also bears the risk of loss associated with investment of the collateral. See the Trust’s Statement of Additional Information for more detail. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which currently is an affiliate of the Adviser. Collateral from loans of portfolio securities may be invested in a pooled investment vehicle that is managed by, and pays fees to, an affiliate of the Adviser.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

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Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Investment in Other Investment Companies

Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans, those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and

Prospectus	59

current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the CCM Capital Appreciation, CCM Mid-Cap, NACM Global, NACM International, OCC Equity Premium Strategy, OCC Renaissance and RCM Mid-Cap Funds had a portfolio turnover rate in excess of 100%. Other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of each of the NACM Global, NACM International, NFJ Dividend Value, NFJ Large-Cap Value, OCC Equity Premium Strategy, OCC Growth and OCC Renaissance Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on its ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Equity Premium Strategy, RCM Large-Cap Growth and RCM Mid-Cap Funds has adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 (which policies are set forth in the Statement of Additional Information) and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, placement warrants or other structured products.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(sm) Research in addition to their traditional research activities. Grassroots(sm) Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

60	Allianz Funds

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Prospectus	61

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

The information shown below for the RCM Large-Cap Growth Fund and RCM Mid-Cap Fund for periods prior to February 2, 2002 is that of the corresponding series of Dresdner RCM Global Funds, Inc., which were reorganized into these Funds on February 1, 2002.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain on Investments(a)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Capital Appreciation Fund
Class R
06/30/2007	$19.79	$(0.01)	$2.66	$2.65	$(0.03)	$(1.37)
06/30/2006	18.07	(0.01)	1.75	1.74	(0.02)	—
06/30/2005	16.44	0.02	1.66	1.68	(0.05)	—
06/03/2004	14.21	(0.05)	2.28	2.23	—	—
12/31/2002 – 06/30/2003	12.72	(0.03)	1.52	1.49	—	—
CCM Mid-Cap Fund
Class R
06/30/2007	$27.99	$(0.08)	$3.68	$3.60	$—	$(2.87)
06/30/2006	24.73	(0.08)	3.14	3.06	—	—
06/30/2005	21.56	(0.08)	3.25	3.17	—	—
06/03/2004	17.58	(0.14)	4.12	3.98	—	—
12/31/2002 – 06/30/2003	15.58	(0.07)	2.07	2.00	—	—
NACM Global Fund
Class R
06/30/2007	$17.31	$(0.03)	$4.15	$4.12	$—	$(1.02)
06/30/2006	15.34	(0.05)	2.70	2.65	—	(0.68)
06/30/2005	14.18	(0.05)	1.81	1.76	—	(0.61)
06/03/2004	11.70	(0.10)	3.52	3.42	—	(0.95)
12/31/2002 – 06/30/2003	10.40	(0.03)	1.33	1.30	—	—
NACM International Fund
Class R
6/30/2007	$21.94	$0.44	$4.85	$5.29	$— (e)	$(0.98)
01/10/2006 – 06/30/2006	20.25	0.17	1.52	1.69	—	—
NFJ Dividend Value Fund
Class R
06/30/2007	$15.33	$0.35	$3.20	$3.55	$(0.31)	$0.29)
06/30/2006	13.73	0.32	1.89	2.21	(0.39)	(0.22)
06/30/2005	12.53	0.26	1.39	1.65	(0.30)	(0.15)
06/03/2004	10.51	0.26	2.05	2.31	(0.20)	(0.09)
12/31/2002 – 06/30/2003	9.77	0.13	0.71	0.84	(0.10)	—
NFJ Large-Cap Value Fund
Class R
6/30/2007	$17.79	$0.29	$3.36	$3.65	$(0.26)	$(0.41)
01/10/2006 – 06/30/2006	17.02	0.12	0.75	0.87	(0.10)	—
NFJ Small-Cap Value Fund
Class R
06/30/2007	$31.80	$0.72	$5.36	$6.35	$(0.48)	$(2.52)
06/30/2006	30.61	0.57	3.60	4.17	(0.51)	(2.47)
06/30/2005	27.66	0.47	4.45	4.92	(0.37)	(1.60)
06/30/2004	21.95	0.49	5.73	6.22	(0.28)	(0.23)
12/31/2002 – 06/30/2003	20.00	0.18	1.77	1.95	—	—
OCC Renaissance Fund
Class R
06/30/2007	$20.02	$0.01	$3.73	$3.74	$—	$(3.16)
06/30/2006	22.88	0.01	1.36	1.37	—	(4.23)
06/30/2005	23.34	(0.07)	(0.39)	(0.46)	—	—
06/03/2004	16.29	(0.13)	7.18	7.05	—	—
12/31/2002 – 06/30/2003	13.81	(0.02)	3.19	3.17	—	(0.69)
OCC Value Fund
Class R
06/30/2007	$16.15	$0.14	$3.49	$3.63	$(0.17)	$(1.24)
06/30/2006	17.33	0.14	1.18	1.32	(0.15)	(2.35)
06/30/2005	17.32	0.09	0.49	0.58	(0.11)	(0.46)
06/30/2004	12.86	0.05	4.45	4.50	(0.04)	—
12/31/2002 – 06/30/2003	11.02	0.10	2.32	2.42	—	(0.58)

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 15.72%.
(c)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Less than $0.01 per share.
(f)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.77 and 12.31%, respectively.

(g)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $22.87 and (2.02)%, respectively.

(h)

Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.15%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.99 and 5.88%, respectively.

62	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$(1.40)	$–	(e)	$21.04		13.92%		$18,552	1.33%		(0.04)%	150%
–	(0.02)	–	(e)	19.79		9.62		13,019	1.37		(0.05)	161
–	(0.05)	–		18.07		10.24		4,151	1.41	(d)	0.12	137
–	–	–		16.44		15.69		526	1.45		(0.33)	148
–	–	–		14.21		11.71		11	1.45	*	(0.46)*	161

$–	$(2.87)	$–	(e)	$28.52		14.25%		$47,308	1.34%		(0.31)%	164%
–	–	–	(e)	27.79	(f)	12.37	(f)	40,579	1.36		(0.31)	174
–	–	–		24.73		14.70		17,826	1.42	(d)	(0.33)	140
–	–	–		21.56		22.64		757	1.45		(0.66)	165
–	–	–		17.58		12.84		28	1.46	*	(0.83)*	155

$–	$(1.02)	$–	(e)	$20.41		24.45%		$138	1.71%		(0.19)%	102%
–	(0.68)	–	(e)	17.31		17.49		90	1.73		(0.32)	114
–	(0.61)	0.01		15.34		12.63		16	1.83	(d)	(0.31)	148
–	(0.95)	0.01		14.18		30.14		15	1.81		(0.77)	203
–	–	–		11.70		12.50		11	1.80	(b)*	(0.56)*	260

$–	$(0.98)	$–	(e)	$26.25		24.60%		$52	1.73%		1.78%	166%
–	—	–	(e)	21.94		8.35		11	1.73	*	1.68 *	152

$–	$(0.60)	$–	(e)	$18.28		23.46%		$156,435	1.30%		2.01%	29%
–	(0.61)	–	(e)	15.33		16.44		18,988	1.35		2.16	26
–	(0.45)	–		13.73		13.27		822	1.38	(d)	1.91	30
–	(0.29)	–		12.53		22.17		46	1.45		2.18	36
–	(0.10)	–		10.51		8.56		11	1.45	*	2.77 *	43

$–	$(0.67)	$–	(e)	$20.77		20.76%		$1,694	1.36%		1.43%	26%
–	(0.10)	–	(e)	17.79		5.12		11	1.38	*	1.41	32

$–	$(3.00)	$–	(e)	$35.15		20.93%		$76,297	1.47%		2.17%	27%
–	(2.98)	–	(e)	31.80		14.24		46,876	1.51		1.81	32
–	(1.97)	–		30.61		18.17		20,427	1.56	(c)	1.63	20
–	(0.51)	–		27.66		28.62		5,033	1.60		1.90	30
–	–	–		21.95		9.75		105	1.60	*	1.72 *	20

$–	$(3.16)	$–	(e)	$20.60		20.06%		$33,816	1.48%		0.07%	112%
–	(4.23)	–	(e)	20.02	(h)	6.03	(h)	37,856	1.50		0.05	85
–	–	–		22.88	(p)	(1.97	) (p)	45,502	1.56	(c)	(0.28)	101
–	–	–		23.34		43.28		16,349	1.60		(0.58)	60
–	(0.69)	–		16.29		17.96		12	1.61	*	(0.29)*	76

$–	$(1.41)	$–	(e)	$18.37		22.88%		$35,217	1.35%		0.81%	95%
–	(2.50)	–	(e)	16.15		7.83		23,965	1.36		0.81	63
–	(0.57)	–		17.33		3.30	(i)	29,012	1.42	(c)(d)	0.54	101
–	(0.04)	–		17.32		35.04		8,622	1.46		0.32	67
–	(0.58)	–		12.86		16.70		621	1.45	*	1.59 *	152

(i)	Repayments by the Adviser increased the total return by 0.03%. If the investment manager had not made repayments, total return would have been 3.27%.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.23%.
(k)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(l)

The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.39% for the period 4/1/2004 to 3/31/2005.

(m)	Ratio of expenses to average net assets excluding the expense offset is 1.40%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.80%.
(n)

The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 4/1/2003 to 7/28/2003 and 1.39% for the period 7/29/2003 to 3/31/2004.

(o)	Ratio of expenses to average net assets excluding the expense offset is 1.39%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.55%.
(p)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $22.87 and (2.02)%, respectively.

Prospectus	63

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain on Investments(a)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
OCC Equity Premium Strategy Fund(i)
Class R
06/30/2007	$8.29	$(0.01)	$1.75	$1.74	$—	$(0.58)
06/30/2006	7.93	0.01	0.65	0.66	– (f)	(0.30)
06/30/2005	7.62	0.05	0.35	0.40	(0.09)	–
06/03/2004	6.56	0.06	1.09	1.15	(0.09)	–
12/31/2002 – 06/30/2003	6.06	0.04	0.48	0.52	(0.02)	–
OCC Growth Fund(ii)
Class R
06/30/2007	$19.36	$(0.09)	$4.81	$4.72	$—	$—
06/30/2006	17.62	(0.08)	1.82	1.74	–	–
06/30/2005	17.15	(0.05)	0.52	0.47	–	–
06/03/2004	14.42	(0.11)	2.84	2.73	–	–
12/31/2002 – 06/30/2003	13.24	(0.04)	1.22	1.18	–	–
RCM Large-Cap Growth Fund
Class R
06/30/2007	$13.64	$(0.02)	$2.15	$2.13	$—	$(0.74)
06/30/2006	12.69	(0.01)	0.96	0.95	– (f)	–
06/30/2005	12.16	(0.01)	0.54	0.53	–	–
06/30/2004	10.91	(0.04)	1.29	1.25	–	–
12/31/2002 – 06/30/2003	10.10	– (f)	0.81	0.81	–	–
RCM Mid-Cap Fund
Class R
06/30/2007	$2.92	$(0.02)	$0.58	$0.56	$—	$—
06/30/2006	2.62	(0.02)	0.32	0.30	–	–
06/30/2005	2.53	(0.02)	0.11	0.09	–	–
06/30/2004	2.08	(0.02)	0.47	0.45	–	–
12/31/2002 – 06/30/2003	1.85	(0.01)	0.24	0.23	–	–

*	Annualized
(i)	Formerly the PEA Equity Premium Strategy Fund.
(ii)	Formerly the PEA Growth Fund.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(d)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 2.73%.

64	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$–	$(0.58)	$—	(f)	$9.45	(j)	21.45	%(j)	$27	1.53%		(0.10)%	135%
–	(0.30)	–	(f)	8.29		8.35		155	1.55		0.14	149
–	(0.09)	–		7.93		5.27	(h)	130	1.58	(b)	0.66	24
–	(0.09)	–		7.62		17.53		125	1.60		0.82	83
–	(0.02)	–		6.56		(5.52)		11	1.60	*	1.20 *	84

$–	$—	$—	(f)	$24.08	(k)	24.38	%(k)	$1,663	1.41%		(0.39)%	79%
–	–	–	(f)	19.36		9.88		769	1.42		(0.43)	115
–	–	–		17.62		2.74	(d)	611	1.44	(b)(c)	(0.28)	39
–	–	–		17.15	(e)	18.93	(e)	17	1.51		(0.65)	71
–	–	–		14.42		(8.02)		11	1.50	*	(0.60)*	70

$–	$(0.74)	$—	(f)	$15.03		15.88%		$4,916	1.36%		(0.14)%	54%
–	–	–	(f)	13.64		7.49		4,346	1.50		(0.06)	74
–	–	–		12.69		4.39		109	1.43	(b)	(0.11)	118
–	–	–		12.16		11.46		75	1.46		(0.38)	82
–	–	–		10.91		8.02		40	1.45	*	(0.05)*	25

$–	$(0.58)	$—	(f)	$2.90		21.86%		$231	1.38%		(0.70)%	102%
–	–	–	(f)	2.92	(g)	11.45	(g)	185	1.40		(0.78)	161
–	–	–		2.62		3.56		136	1.46	(b)	(0.77)	147
–	–	–		2.53		21.63		14	1.48		(1.05)	145
–	–	–		2.08		12.43		11	1.48	*	(1.14)*	132

(e)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.18%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.12 and 18.75%, respectively.

(f)	Less than $0.01 per share.
(g)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 10.82%, respectively.

(h)	Repayments by the Adviser increased the total return by 0.04%. If the investment manager had not made repayments, total return would have been 5.23%.
(j)	Payments from Affiliates increased the end of period net asset value and total return by $0.01 and 0.01%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01% and 0.01%, respectively.

Prospectus	65

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

• PIMCO

• NFJ Investment Group

• Cadence Capital Management

• RCM

• Nicholas-Applegate

• Oppenheimer Capital

www.allianzinvestors.com

This	cover is not part of the Prospectus

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 6/30/07. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2007. For information about any product, contact your financial advisor.        AZ061_19448

Filed pursuant to Rule 497(c)

File Nos. 33-36528 and 811-6161

Allianz Funds Prospectus

NOVEMBER 1, 2007

Domestic Stock Funds

Share Class

VALUE STOCK FUNDS

Allianz NFJ Large-Cap

Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend

Value Fund

Allianz OCC Renaissance Fund

Allianz NFJ Mid-Cap

Value Fund

Allianz NFJ All-Cap

Value Fund

Allianz NFJ Small-Cap

Value Fund

Allianz OCC Small-Cap

Value Fund

BLEND STOCK FUND

Allianz OCC Core Equity Fund

INCOME & EQUITY FUNDS

Allianz OCC Equity Premium

Strategy Fund

Allianz NACM Income & Growth Fund

GROWTH STOCK FUNDS

Allianz CCM Focused

Growth Fund

Allianz RCM Large-Cap

Growth Fund

Allianz RCM Strategic

Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz CCM Capital

Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz NACM Mid-Cap Growth Fund

Allianz OCC Opportunity Fund

This cover is not part of the Prospectus

Allianz Funds Prospectus

Domestic Stock Funds

Allianz Funds

November 1, 2007

Share Class D

This Prospectus describes 22 mutual funds offered by Allianz Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and the affiliated and unaffiliated investment management organizations which serve as sub-advisers. As of September 30, 2007, the Adviser and its investment management affiliates managed approximately $781.3 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. The information contained in the table is for summary purposes only and is qualified in its entirety by reference to the discussion contained in the individual Fund Summaries beginning on page 4. These Fund Summaries also contain other important characteristics of the Funds.

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Growth Stock Funds	CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95	$1 billion or more
	CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index	35–45	$100 million or more
	CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95	Same as the Russell Midcap Index
	NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Upper 90% of the Russell 1000 Growth Index
	NACM Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	80–100	Same as the Russell Midcap Growth Index
	OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more
	OCC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion
	OCC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	up to 100	Between $1 billion and $10 billion
	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$3 billion or more
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index
	RCM Strategic Growth	Capital appreciation	Equity and equity-related securities and derivatives	40–150	$500 million or more
Blend Stock Fund	OCC Core Equity	Long-term capital appreciation	Common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace	40–55	Greater than $5 billion
Income & Equity Funds	NACM Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100–300	All capitalizations
	OCC Equity Premium Strategy	Long-term growth of capital and current income	Large capitalization common stocks; written call options	40–80	Greater than $5 billion

2	Allianz Funds

Summary Information (continued)

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Value Stock Funds	NFJ All-Cap Value (formerly NACM Flex-Cap Value)	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations
	NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $2 billion
	NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index
	NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets
	NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion
	OCC Renaissance	Long-term growth of capital and income	Undervalued stocks with improving business fundamentals	50–100	All capitalizations
	OCC Small-Cap Value	Long-term growth of capital	Equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace	60–90	Less than $3 billion
	OCC Value	Long-term growth of capital and income	Undervalued larger capitalization stocks with improving business fundamentals	35–60	Greater than $5 billion

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The Fund Summaries of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their Fund Summaries. Some Funds are subject to capitalization criteria percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

Prospectus	3

CCM Capital Appreciation Fund	Ticker Symbol: PCADX (Class D)

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 75–95	Approximate Primary Capitalization Range $1 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $1 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Equity Securities Risk	• Liquidity Risk
• Issuer Risk	• Credit Risk	• Management Risk
• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

CCM Capital Appreciation Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	16.14%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	23.79%

	Lowest (7/1/02–9/30/02)	-15.93%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (3/8/91)(5)
Class D — Before Taxes(1)	6.66%	4.74%	8.28%	11.52%
Class D — After Taxes on Distributions(1)	5.56%	4.50%	6.29%	9.48%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	5.77%	4.07%	6.34%	9.29%
Russell 1000 Growth Index(2)	9.07%	2.69%	5.44%	9.08%
S&P 500 Index(3)	15.79%	6.19%	8.42%	11.13%
Lipper Multi-Cap Growth Funds Average(4)	8.39%	4.77%	7.47%	11.24%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary benchmark because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategy.

(3)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(4)

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(5)	The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.38%	1.08%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’, shareholder meeting/proxy and interest expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$110	$343	$595	$1,317

Prospectus	5

CCM Focused Growth Fund	Ticker Symbol: AFWDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category Growth Stocks	Fund Focus Common stocks of companies in the Russell 1000 Growth Index Approximate Number of Holdings 35–45	Approximate Primary Capitalization Range $100 million or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the changes in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

In selecting securities for the Fund’s portfolio, the portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Smaller Company Risk	• Liquidity Risk
• Issuer Risk	• Credit Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class D shares. For periods prior to the inception of Class D shares (7/5/06), performance information shown in the bar chart and tables is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

CCM Focused Growth Fund (continued)

Calendar Year Total Returns – Class D

	More Recent Return Information

	1/1/07–9/30/07	15.64%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/01–12/31/01)	18.02%

	Lowest (1/1/01–3/31/01)	-27.89%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception 8/31/99(4)
Class D — Before Taxes(1)	10.17%	5.73%	0.76%
Class D — After Taxes on Distributions(1)	9.71%	5.64%	0.07%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	6.93%	4.92%	0.27%
Russell 1000 Growth Index(2)	9.07%	2.69%	-1.98%
Lipper Multi-Cap Growth Funds Average(3)	8.39%	4.77%	1.51%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

(3)

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 8/31/99. Index comparisons begin on 8/31/99.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.41%	1.11%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees’ expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$113	$353	$612	$1,352

Prospectus	7

CCM Mid-Cap Fund	Ticker Symbol: PMCDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 75–95	Approximate Primary Capitalization Range Same as the Russell Midcap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index (between $1.0 billion and $25.8 billion as of September 30, 2007).

The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Smaller Company Risk	• Management Risk
• Issuer Risk	• Credit Risk	• Turnover Risk
• Equity Securities Risk	• Liquidity Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

CCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class D

	More Recent Return Information

	1/1/07–9/30/07	19.64%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/00–3/31/00)	23.62%

	Lowest (6/1/98–9/30/98)	-14.46%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (8/26/91)(4)
Class D — Before Taxes(1)	3.92%	7.59%	9.15%	11.82%
Class D — After Taxes on Distributions(1)	2.13%	7.21%	7.62%	10.21%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	4.51%	6.54%	7.29%	9.80%
Russell Midcap Growth Index(2)	10.66%	8.22%	8.62%	10.72%
Lipper Mid-Cap Core Funds Average(3)	12.10%	9.53%	9.93%	10.14%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.39%	1.09%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’, interest and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$111	$347	$601	$1,329

Prospectus	9

NACM Growth Fund	Ticker Symbol: NGWDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 50–80	Approximate Primary Capitalization Range Upper 90% of the Russell 1000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations within the upper 90% of the Russell 1000 Growth Index ($2.5 billion and greater as of September 30, 2007).

The Fund’s portfolio managers attempt to identify the strongest investment opportunities in the U.S. large cap equity universe by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions.

When determining whether they believe positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the portfolio managers have assessed an investment opportunity for the presence of a positive catalyst and sustainability, they seek confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NACM Growth Fund (continued)

Calendar Year Total Returns — Class D

	More Recent Return Information

	1/1/07–9/30/07	16.98%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/04–12/31/04)	13.01%

	Lowest (4/1/06–6/30/06)	-3.30%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (7/19/02)(4)
Class D — Before Taxes(1)	14.96%	11.10%
Class D — After Taxes on Distributions(1)	14.27%	10.27%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	10.00%	9.28%
Russell 1000 Growth Index(2)	9.07%	10.03%
Lipper Multi-Cap Growth Funds Average(3)	8.39%	13.06%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

(3)

The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.50%	0.25%	0.42%	1.17%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.02% in trustees’, shareholder meeting/proxy and interest expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$119	$372	$644	$1,420

Prospectus	11

NACM Income & Growth Fund	Ticker Symbol: AZNDX (Class D)

Principal Investments and Strategies	Investment Objective Total return comprised of current income, current gains and capital appreciation Fund Category Income & Equity	Fund Focus Combination of common stocks and other equity securities, debt securities and convertible securities Approximate Number of Holdings 100–300	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities. It is expected that substantially all of the Fund's debt securities and a substantial portion of its convertible securities will consist of securities rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund's investments across these asset classes will vary from time to time, based upon the portfolio managers' consideration of factors such as changes in equity prices, changes in interest rates and other economic and market factors, such that an asset class may be more heavily weighted in the Fund's portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund may invest a portion of its assets in non-U.S. securities, including emerging markets securities. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its common stock investments in companies with market capitalizations of $3 billion or more.

The portfolio managers utilize a disciplined, fundamental, bottom-up research process intended to identify issuers whose fundamentals are expected to improve. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for one or more of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; historic levels of dividend payments; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. In addition, when analyzing a convertible or debt security for possible investment, the portfolio managers will also consider such security's characteristics as an income-producing security using credit analysis. The convertible securities in which the Fund may invest include bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The weighted average maturity of the portion of the Fund's assets invested in convertible and debt securities will typically be ten years or less, although the weighted average maturity may vary depending on market conditions. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change or when a more attractive total return candidate is identified.

Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that the Fund will ordinarily write call options on all or substantially all of the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position. However, the extent of the Fund's use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund's distributions payable to the Fund's shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by NACM Income & Growth Fund.” The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • High Yield Risk • Equity Securities Risk • Smaller Company Risk	• Convertible Securities Risk • Credit Risk • Derivatives Risk • Focused Investment Risk • Interest Rate Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

12	Allianz Funds

NACM Income & Growth Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses(4)
Class D	0.65%	0.25%	0.41%	1.31%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Fund—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees’ expenses estimated to be attributable to Class D shares. See “Management of the Fund—Administrative Fees.”

(4)	Total Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3
Class D	$133	$415

Prospectus	13

NACM Mid-Cap Growth Fund	Ticker Symbol: ANGDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 80-100	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index (between $1.0 billion and $25.8 billion as of September 30, 2007).

The portfolio managers use a quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively managed stock selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for stocks in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Derivatives Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The Fund reorganized on July 27, 2007, when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The Fund did not offer shares corresponding to the Fund’s Class D shares during the periods shown. Performance information in the Average Annual Total Returns table also shows performance of Institutional Class and Class D shares of the Fund. The Fund’s Institutional Class performance is based on the historic performance of the NACM Fund’s Class I shares prior to the reorganization noted above, adjusted to reflect the actual advisory fees, administrative fees and other expenses of the Fund’s Institutional Class shares. The Class D performance is also based on the NACM Fund’s historical Class I performance, adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees, advisory fees and other net expenses paid by the Fund’s Class D shares. Although Institutional Class and Class D shares would have similar annual returns (because all of the Fund’s shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class and NACM Fund performance because of the higher expenses paid by Class D Shares. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

NACM Mid-Cap Growth Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/07–9/30/07	11.22%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/06–3/31/06)	9.35%

	Lowest (4/1/06–6/30/06)	-5.47%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	NACM Fund Inception (2/27/04)(4)
Institutional Class — Before Taxes(1)	13.09%	12.77%
Institutional Class — After Taxes on Distributions(1)	11.83%	11.88%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	8.96%	10.59%
Class D	12.65%	12.33%
Russell Midcap Growth Index(2)	10.66%	11.57%
Lipper Mid-Cap Core Funds Average(3)	12.10%	8.46%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The NACM Fund began operations on 2/27/04. Index comparisons begin on 2/29/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)	Net Annual Fund Operating Expenses
Class D	0.65%	0.25%	0.91%	1.81%	(0.51)%	1.30%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoint) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Fund—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, 0.50% in organizational expenses and 0.01% in trustees’ expenses, each based on estimated amounts for the Fund’s fiscal year ending June 30, 2008. See “Management of the Fund—Administrative Fees.”

(4)

Net Annual Fund Operating Expenses reflects the effect of a contractual agreement by the Adviser to waive its Advisory Fee or Administrative Fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.30% for Class D shares during the Fund’s fiscal year ending June 30, 2008 (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

Share Class	Year 1	Year 3	Year 5	Year 10
Class D	$132	$415	$718	$1,579

*	The Examples are based on the Net Annual Fund Operating Expenses shown above.

Prospectus	15

NFJ All-Cap Value Fund	Ticker Symbol: PNFDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued common stocks in a broad range of capitalizations Approximate Number of Holdings 35–50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in non-U.S. securities, including emerging markets securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers further narrow the universe through a combination of qualitative analysis and fundamental research. The portfolio managers seek to identify attractive securities within each market capitalization range and select approximately 35 to 50 securities for the Fund. Although the Fund will normally have some exposure to small, medium and large capitalization companies, the portfolio managers reserve the flexibility to vary the Fund’s relative weighting to each capitalization range. As a result, market capitalization weightings will vary over time.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund recently changed its name from “Allianz NACM Flex-Cap Value Fund,” and was previously sub-advised by Nicholas-Applegate Capital Management LLC using different investment strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The Fund changed its sub-adviser, investment objective, and principal investment strategies on April 2, 2007; the performance results shown below would not necessarily have been achieved had the Fund’s current sub-adviser, investment objective and principal investment strategies been in place for the periods shown. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

NFJ All-Cap Value Fund (continued)

Calendar Year Total Returns — Class D

	More Recent Return Information

	1/1/07–9/30/07	2.01%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	16.90%

	Lowest (1/1/03–3/31/03)	-4.42%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (7/19/02)(4)
Class D — Before Taxes(1)	18.40%	19.89%
Class D — After Taxes on Distributions(1)	17.38%	18.53%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	12.16%	16.74%
Russell 3000 Value Index(2)	22.34%	16.45%
Lipper Multi-Cap Value Funds Average(3)	17.22%	14.65%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.65%	0.25%	0.43%	1.33%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.03% in trustees’, interest, shareholder meeting/proxy and tax expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$135	$421	$729	$1,601

Prospectus	17

NFJ Dividend Value Fund	Ticker Symbol: PEIDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Income producing common stocks with potential for capital appreciation Approximate Number of Holdings 40–60	Approximate Primary Capitalization Range Greater than $2 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations greater than $2 billion. The Fund may also invest a portion of its assets in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. In addition, a portion of the stocks selected for the Fund are identified primarily on the basis of their dividend yields. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The Fund is not currently open to new investors. See “How to Buy and Sell Shares—Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Liquidity Risk
• Issuer Risk	• Emerging Markets Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk
• Currency Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception date of the Fund’s Class D shares (10/31/01), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

NFJ Dividend Value Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	7.98%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	17.36%

	Lowest (7/1/02–9/30/02)	-17.21%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception (5/8/00)(4)
Class D — Before Taxes(1)	24.12%	13.31%	13.61%
Class D — After Taxes on Distributions(1)	22.80%	12.11%	11.91%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	15.89%	10.98%	10.96%
Russell 1000 Value Index(2)	22.25%	10.86%	8.32%
Lipper Equity Income Funds Average(3)	18.63%	8.53%	7.06%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.

(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.35%	1.05%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$107	$334	$579	$1,283

Prospectus	19

NFJ Large-Cap Value Fund	Ticker Symbol: PNBDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued large capitalization common stocks Approximate Number of Holdings 40–60

Approximate Primary Capitalization Range

Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index

Dividend Frequency

Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $14.7 billion as of September 30, 2007). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” in the Prospectus for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception date of the Fund’s Class D shares (7/19/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

NFJ Large-Cap Value Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	8.66%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	16.20%

	Lowest (7/1/02–9/30/02)	-18.06%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception (5/8/00)(4)
Class D — Before Taxes(1)	20.72%	12.37%	12.42%
Class D — After Taxes on Distributions(1)	19.53%	11.34%	11.14%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	13.74%	10.25%	10.15%
Russell Top 200 Value Index(2)	22.99%	8.66%	5.58%
Lipper Large-Cap Value Funds Average(3)	18.04%	8.01%	6.67%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell Top 200 Value Index is an unmanaged index that measures the performance of companies in the Russell Top 200 Index with a less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of their dollar weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted against the size of the funds.

(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.41%	1.11%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’, shareholder meeting/proxy and tax expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$113	$353	$612	$1,352

Prospectus	21

NFJ Mid-Cap Value Fund	Ticker Symbol: ANVDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued medium capitalization common stocks Approximate Number of Holdings 35–50	Approximate Primary Capitalization Range Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies in the bottom 800 of the 1,000 largest companies (in terms of market capitalization) headquartered in North America with equity securities that are publicly traded on U.S. securities markets (i.e., market capitalizations of between $2.8 billion and $21.1 billion as of September 30, 2007). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in non-U.S. securities, including emerging market securities. North American companies include, but are not limited to, companies headquartered in the U.S., Canada, Mexico and the islands in the Caribbean/Atlantic (including without limitation, the Bahamas, Virgin Islands, Cayman Islands and Bermuda).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 35 to 50 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

22	Allianz Funds

NFJ Mid-Cap Value Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares–Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses(4)
Class D	0.60%	0.25%	0.41%	1.26%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds–Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under the Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’ expenses incurred during the most recent fiscal year. See “Management of the Fund–Administrative Fees.”

(4)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below, which are based on estimated amounts for the Fund’s initial fiscal year, are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$128	$400	$692	$1,523

Prospectus	23

NFJ Small-Cap Value Fund	Ticker Symbol: PNVDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued small capitalization common stocks Approximate Number of Holdings 100–150	Approximate Primary Capitalization Range Between $100 million and $3.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion. The Fund normally invests a significant portion of its assets in common stocks of companies that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and non-U.S. securities, including emerging markets securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 100 to 150 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The Fund is not currently open to new investors. See “How to Buy and Sell Shares—Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception date of the Fund’s Class D shares (6/28/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

NFJ Small-Cap Value Fund (continued)

Calendar Year Total Returns — Class D Calendar Year End (through 12/31)
	More Recent Return Information

	1/1/07–9/30/07	10.26%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	16.28%

	Lowest (7/1/98–6/30/98)	-18.70%

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (10/1/91)(4)
Class D — Before Taxes(1)	18.56%	16.56%	13.37%	14.23%
Class D — After Taxes on Distributions(1)	16.53%	15.26%	12.17%	12.31%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	13.71%	14.16%	11.38%	11.72%
Russell 2000 Value Index(2)	23.48%	15.37%	13.27%	15.18%
Lipper Small-Cap Value Funds Average(3)	16.83%	13.65%	12.05%	13.42%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 2000 Value Index is an unmanaged index that measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.

(3)

The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) that are less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.

(4)	The Fund began operations on 10/01/91. Index comparisons begin on 9/30/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Class D	0.59%	0.25%	0.38%	1.22%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s base advisory fee of 0.60% is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(3)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(4)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$124	$387	$670	$1,477

Prospectus	25

OCC Core Equity Fund	Ticker Symbol: AOCDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace Approximate Number of Holdings 40–55	Approximate Primary Capitalization Range Greater than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S. issuers with market capitalizations greater than $5 billion that the portfolio manager believes are undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks. The Fund may invest in other equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

The portfolio manager selects stocks for the Fund using a “fundamental” approach to investing. The portfolio manager searches for securities of companies believed to be undervalued in the marketplace in relation to factors such as a company’s assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process includes the following techniques:

•

A “bottom up” analytical approach, focusing on the performance of individual issuers before considering overall economic or industry trends, evaluating each issuer’s characteristics, financial results and management.

•

A search for securities of established companies believed to be undervalued and to have a high return on capital, strong management committed to shareholder value and strong competitive positions within their industries.

•

Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager’s initial expectations about the security and might result in a decision to sell the security.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	Allianz Funds

OCC Core Equity Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	9.92%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/06–12/31/06)	6.12%

	Lowest (4/1/06–6/30/06)	-1.63%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (3/31/05)(3)
Class D — Before Taxes(1)	14.99%	12.38%
Class D — After Taxes on Distributions(1)	14.44%	11.78%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	9.89%	10.27%
S&P 500 Index(2)	15.79%	13.16%
Lipper Large-Cap Core Funds Average(3)	13.85%	11.96%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.

(4)	The Fund began operations on 3/31/05. Index comparisons begin on 3/31/05.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price of amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.42%	1.12%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fee” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under the Distribution and/or service (12b-1) Fees and approximately 0.02% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$114	$356	$617	$1,363

Prospectus	27

OCC Equity Premium Strategy Fund	Ticker Symbol: PGIDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and current income Fund Category Income & Equity	Fund Focus Large capitalization common stocks; written call options Approximate Number of Holdings 40–80	Approximate Primary Capitalization Range Greater than $5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund will normally invest at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion. Under normal circumstances, the Fund will invest primarily in a portfolio of dividend-paying common stocks selected for their potential for capital growth. Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (ETFs) (the “Option Strategy”). The value of the securities underlying the options written by the Fund ordinarily ranges from between 50% to 90% of the Fund’s net asset value. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund’s cash flow available for distribution to shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by OCC Equity Premium Strategy Fund.”

In selecting stocks for the Fund, the portfolio managers seek to identify companies that exhibit strong earnings growth relative to their current price-to-earnings ratio or other valuation measures, dividend-paying companies whose underlying value or growth potential is not yet reflected in the current stock price, and companies that have strong operating fundamentals. Through fundamental research, the portfolio managers seek to identify companies with strong franchise value, superior management, and healthy balance sheets. In addition, the portfolio managers will consider those companies that may exhibit enhanced earnings or cash flow through cost reductions, asset sales, restructuring or the redeployment of financial assets.

The Fund’s portfolio managers may choose to sell a security when they believe that it is fully valued or when they believe the fundamental conditions of the business have deteriorated. The portfolio managers will also consider selling a security if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). In addition to the use of written option contracts under the Option Strategy, the Fund may utilize other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class D shares (7/31/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. At various times prior to November 1, 2005, the Fund had a different investment objective, different investment policies and employed a different sub-adviser; the performance results shown would not necessarily have been achieved had the Fund’s current objective and policies then been in effect. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	Allianz Funds

OCC Equity Premium Strategy Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	10.18%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.99%

	Lowest (7/1/01–9/30/01)	-22.02%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/28/94)(4)
Class D — Before Taxes(1)	17.28%	5.88%	10.42%	12.54%
Class D — After Taxes on Distributions(1)	14.57%	5.16%	5.68%	8.04%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	11.08%	4.64%	6.09%	8.23%
S&P 500 Index(2)	15.79%	6.19%	8.42%	11.76%
Lipper Large-Cap Core Funds Average(3)	13.85%	5.08%	7.02%	10.13%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.60%	0.25%	0.43%	1.28%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.03% in interest, trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$130	$406	$702	$1,545

Prospectus	29

OCC Growth Fund	Ticker Symbol: PGRDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 40–60	Approximate Primary Capitalization Range $5 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion.

The portfolio managers consider “growth” companies to include companies they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength and earnings growth. In addition, through fundamental research, the portfolio managers seek to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities or a dominant position within their industry. The Fund will consider selling a stock if the portfolio managers believe that the company’s fundamentals have deteriorated and/or an alternative investment is more attractive.

In addition to investing in common stocks, the Fund may also invest in other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Management Risk
• Issuer Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Equity Securities Risk	• Leveraging Risk	• REIT Risk
• Credit Risk	• Liquidity Risk	• Turnover Risk
• Currency Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class D shares (1/31/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

30	Allianz Funds

OCC Growth Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	18.22%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	36.44%

	Lowest (1/1/01–3/31/01)	-23.52%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Class D — Before Taxes(1)	14.91%	3.32%	5.65%	11.92%
Class D — After Taxes on Distributions(1)	14.91%	3.32%	4.35%	9.81%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	9.69%	2.85%	4.49%	9.69%
Russell 1000 Growth Index(2)	9.07%	2.69%	5.44%	11.50%
Lipper Large-Cap Growth Funds Average(3)	5.69%	2.16%	5.60%	13.29%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.

(3)

The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.50%	0.25%	0.41%	1.16%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in interest, trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$118	$368	$638	$1,409

Prospectus	31

OCC Opportunity Fund	Ticker Symbol: APPDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 70–110	Approximate Primary Capitalization Range Less than $2 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

The portfolio manager’s investment process focuses on bottom-up, fundamental analysis. The portfolio manager considers “growth” companies to include companies that he believes to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio manager will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries that become significantly overweight relative to the Fund’s benchmark and may sell a stock when an alternative investment opportunity is deemed more attractive. The portfolio manager seeks to diversify the portfolio among different industries.

The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk • Credit Risk	• IPO Risk • Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class C shares, which are offered in a different prospectus. This is because Class D shares were not outstanding during the periods shown. Although Class D and Class C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class D performance would be higher than Class C performance because of the lower expenses paid by Class D shares. The returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Average Annual Total Returns table also shows estimated historical performance for Class D shares based on the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on this page under its current investment management arrangements. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

32	Allianz Funds

OCC Opportunity Fund (continued)

Calendar Year Total Returns — Class C
	More Recent Return Information

	1/1/07–9/30/07	12.56%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	45.70%

	Lowest (7/1/01–9/30/01)	-31.08%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Class D — Before Taxes(1)	18.56%	9.58%	6.21%	13.98%
Class D — After Taxes on Distributions(1)	18.13%	9.51%	3.91%	11.31%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	12.64%	8.35%	4.11%	11.18%
Russell 2000 Growth Index(2)	13.35%	6.93%	4.88%	8.00%
Lipper Small-Cap Growth Funds Average(3)	10.44%	6.20%	8.41%	10.02%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) that are less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.

(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.65%	0.25%	0.42%	1.32%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.02% in trustees’, interest and shareholder meeting/proxy expenses estimated to be incurred by Class D shares during the Fund’s current fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$134	$418	$723	$1,590

Prospectus	33

OCC Renaissance Fund	Ticker Symbol: PREDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued stocks with improving business fundamentals Approximate Number of Holdings 50–100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Intrinsic value refers to the value placed on a company by the portfolio managers consistent with their expectation of longer-term economic earnings and cash flows. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers select stocks for the Fund using a “value” style. The portfolio managers determine valuation based on characteristics such as price-to-earnings, price-to-book and price-to-cash-flow ratios. The portfolio managers analyze stocks and seek to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio managers may look to sell a stock when they believe that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest up to 20% of its assets in real estate investment trusts (REITs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• REIT Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges (loads) and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to February 11, 2005, the Fund had different sub-advisers and may not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

34	Allianz Funds

OCC Renaissance Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	9.47%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	32.82%

	Lowest (7/1/02–9/30/02)	-31.78%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (4/18/88)(4)
Class D — Before Taxes(1)	12.00%	7.86%	14.89%	13.76%
Class D — After Taxes on Distributions(1)	9.02%	6.39%	11.61%	10.98%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	9.97%	6.35%	11.27%	10.70%
Russell Midcap Value Index(2)	20.22%	15.88%	13.65%	14.45%
Lipper Multi-Cap Core Funds Average(3)	13.69%	6.98%	8.94%	11.21%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.

(3)

The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Class D	0.60%	0.25%	0.40%	1.25%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s advisory fee was reduced by 0.05%, to 0.55%. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05%, to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.

(3)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(4)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$127	$397	$686	$1,511

Prospectus	35

OCC Small-Cap Value Fund	Ticker Symbol: AOSDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category Value Stocks	Fund Focus Equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace Approximate Number of Holdings 60-90	Approximate Primary Capitalization Range Less than $3 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks and other equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller market capitalizations. The Fund currently defines smaller market capitalization companies as those with market capitalizations of less than $3 billion. The Fund may invest a significant portion of its assets in initial public offerings (IPOs). The Fund may invest up to 10% of its assets in non-U.S. securities, except it may invest without limit in American Depositary Receipts (ADRs). The Fund may also invest up to 20% of its assets in real estate investment trusts (REITs).

The portfolio manager selects stocks for the Fund using a “fundamental” approach to investing. The portfolio manager searches for securities of companies believed to be undervalued in the marketplace, taking into account factors such as a company’s earnings, cash flows, growth potential and assets relative to other companies in the Fund’s investment universe. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the portfolio manager’s security selection process includes the following techniques:

•

A “bottom up” analytical approach, focusing on the performance of individual issuers before considering overall economic or industry trends, evaluating each issuer’s characteristics, financial results, and management, based in part on an internally developed quantitative assessment of the issuer’s value.

•

A search for securities of both established and unseasoned companies believed to be undervalued and to have strong competitive positions within their industries, experienced management committed to shareholder value, and potential for a high return on capital.

•

Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager’s initial expectations about the security and might result in a decision to sell the security.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

36	Allianz Funds

OCC Small-Cap Value Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)	Net Annual Fund Operating Expenses
Class D Shares	0.65%	0.25%	7.69%	8.59%	7.29%	1.30%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoint) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, 7.28% in organizational expenses and .01% in trustees’ expenses, each based on estimated amounts for the Fund’s fiscal year ending June 30, 2008. See “Management of the Fund—Administrative Fees.”

(4)

Net Annual Fund Operating Expenses reflects the effect of a contractual agreement by the Adviser to waive its Advisory Fee or Administrative Fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.30% for Class D shares during the Fund’s initial fiscal year ending June 30, 2008 (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

Share Class	Year 1	Year 3
Class D Shares	$132	$415

*	The Examples are based on the Net Annual Fund Operating Expenses shown above.

Prospectus	37

OCC Target Fund	Ticker Symbol: PTRDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings Up to 100	Approximate Primary Capitalization Range Between $1 billion and $10 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

The portfolio managers select stocks for the Fund using a “growth” style. The portfolio managers consider “growth” companies to include companies that they believe have well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund will consider selling a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund’s equity investments may include common stocks and other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs) and in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class D shares (6/12/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect that there are no sales charges (loads) paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Prior to November 1, 2006, the Fund was managed by PEA Capital LLC. See “Management of the Funds—Sub-Advisers” below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

38	Allianz Funds

OCC Target Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	20.65%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	53.05%

	Lowest (7/1/01–9/30/01)	-27.05%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/17/92)(4)
Class D — Before Taxes(1)	14.31%	5.81%	9.56%	12.19%
Class D — After Taxes on Distributions(1)	14.31%	5.81%	7.64%	10.18%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	9.30%	5.01%	7.23%	9.70%
Russell Midcap Growth Index(2)	10.66%	8.22%	8.62%	10.23%
Lipper Mid-Cap Growth Funds Average(3)	8.73%	6.02%	7.59%	9.53%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are no relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.55%	0.25%	0.41%	1.21%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.02% in interest, trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$123	$384	$665	$1,466

Prospectus	39

OCC Value Fund	Ticker Symbol: PVLDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued larger capitalization stocks with improving business fundamentals Approximate Number of Holdings 35–60	Approximate Primary Capitalization Range Greater than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals, such as strength of management and the company’s competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. Prior to February 11, 2005, the Fund had different sub-advisers and may not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

40	Allianz Funds

OCC Value Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	2.80%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	25.37%

	Lowest (7/1/02–9/30/02)	-27.75%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)(4)
Class D — Before Taxes(1)	20.52%	9.37%	12.95%	13.90%
Class D — After Taxes on Distributions(1)	18.14%	7.75%	10.00%	10.81%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	14.22%	7.37%	9.64%	10.48%
Russell 1000 Value Index(2)	22.25%	10.86%	11.00%	13.05%
Lipper Large-Cap Value Funds Average(3)	18.04%	8.01%	8.47%	11.07%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)

The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 12/30/91. Fund comparisons begin on 12/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.40%	1.10%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$112	$350	$606	$1,340

Prospectus	41

RCM Large-Cap Growth Fund	Ticker Symbol: DLCNX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 45–85	Approximate Primary Capitalization Range $3 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion. The Fund may also invest 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Liquidity Risk
• Issuer Risk	• Emerging Markets Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk
• Currency Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the DRCM Fund’s Class D shares (3/2/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares. For periods prior to February 1, 2002, the prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

42	Allianz Funds

RCM Large-Cap Growth Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	13.66%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (9/1/98–12/31/98)	29.22%

	Lowest (1/1/01–3/31/01)	-19.14%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund inception (12/31/96)(4)
Class D — Before Taxes(1)	6.85%	2.68%	8.29%	8.29%
Class D — After Taxes on Distributions(1)	6.04%	2.49%	7.03%	7.03%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	5.53%	2.28%	6.78%	6.78%
S&P 500 Index(2)	15.79%	6.19%	8.42%	8.42%
Lipper Large-Cap Growth Funds Average(3)	5.69%	2.16%	5.60%	5.60%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.

(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.41%	1.11%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’, shareholder meeting/proxy and tax expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$113	$353	$612	$1,352

Prospectus	43

RCM Mid-Cap Fund	Ticker Symbol: DMCNX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Small to medium capitalization equity securities Approximate Number of Holdings 85–125	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $1.0 billion and $25.8 billion as of September 30, 2007). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in emerging markets countries). The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors, and may invest in securities issued in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the DRCM Fund’s Class D shares (12/29/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares, which are offered in a different prospectus. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

44	Allianz Funds

RCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	17.97%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	42.16%

	Lowest (1/1/01–3/31/01)	-25.23%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund inception (11/6/79)(5)
Class D — Before Taxes(1)	6.83%	4.68%	7.39%	15.01%
Class D — After Taxes on Distributions(1)	1.58%	3.63%	2.86%	9.94%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	6.07%	3.56%	4.02%	10.43%
Russell Midcap Index(2)	15.26%	12.88%	12.14%	15.09%
Russell Midcap Growth Index(3)	10.64%	8.21%	8.61%	13.72%
Lipper Mid-Cap Growth Funds Average(4)	8.73%	6.02%	7.59%	12.31%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in the index. The Russell Midcap Index replaced the Russell Midcap Growth Index as the Fund’s primary comparative index because the Adviser believes the Russell Midcap Index is more representative of the Fund’s investment strategies.

(3)

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.

(4)

The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.

(5)

The Fund began operations on 11/6/79. Index comparisons begin on 10/31/79. Index comparisons for the Russell Midcap Growth Index represent the return of the Russell Midcap Growth Index since its inception on 12/31/85. For periods prior to 12/31/85, the RCM Midcap Growth Index comparisons represent the return of the Russell Midcap Index.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.47%	0.25%	0.45%	1.17%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints), regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.05% in interest, trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$119	$372	$644	$1,420

Prospectus	45

RCM Strategic Growth Fund	Ticker Symbol: ARCDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation Fund Category Growth Stocks	Fund Focus Equity and equity-related securities and derivatives Approximate Number of Holdings 40-150	Approximate Primary Capitalization Range $500 million or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related securities of companies with market capitalizations of at least $500 million. As discussed below, the Fund expects to engage in derivative transactions, which may have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used.

The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging markets countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in potential high-growth areas such as technology or health care. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio managers attempt to exploit what they view as mispricing of the long-term growth prospects of companies by investing in stocks and employing derivatives strategies to maximize growth opportunities identified by the sub-adviser’s research analysts. The portfolio managers may also seek to exploit what they view as shorter-term market opportunities. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services and/or a steady stream of new products and services. The portfolio managers will sell a security as they deem appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes.

The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In particular, the Fund intends to purchase call options on securities whose prices the portfolio managers believe will increase, and purchase and sell combinations of put and call options in an attempt to take advantage of stock price movements. The Fund may also employ additional strategies involving call and put options, futures and forward contracts, short sales, swap agreements and other derivative instruments with respect to securities, indices and other assets.

The Fund’s use of derivative instruments will often give rise to forms of leverage, which could have the effect of magnifying the Fund’s gains and losses. Although it has no current intention to do so, the Fund also reserves the flexibility to borrow money, utilize reverse repurchase agreements or engage in other forms of borrowing to finance the purchase of additional investments and add leverage to its portfolio. Leveraging is a speculative technique and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

46	Allianz Funds

RCM Strategic Growth Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	1.00%	0.25%	0.44%	1.69%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects that portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately .01% in trustees’ expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.

Examples.  The Examples, are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$172	$533	$918	$1,998

Prospectus	47

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized alphabetically in this section. Each Fund may be subject to additional principal risks and risks other than those described below or in its Fund Summary because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in any of the Funds.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of the conversion feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease as the value of the underlying stock decreases. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

Credit Risk

All of the Funds may be subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Option Strategies employed by the OCC Equity Premium Strategy Fund and the NACM Income & Growth Fund, and the derivatives strategies employed by the RCM Strategic Growth Fund, together with certain related risks, are further described under “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by OCC Equity Premium Strategy Fund,” “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by NACM Income & Growth Fund” and “Characteristics and Risks of Securities and Investment Techniques—Derivatives Strategies Employed by RCM Strategic Growth Fund,” respectively, in this Prospectus. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain

48	Allianz Funds

but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities , that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a fund that focuses its investments in a certain type of issuer (i.e., biotechnology, healthcare, and/or technology issuers) is particularly

Prospectus	49

vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

High Yield Risk

A fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

50	Allianz Funds

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in non-U.S. securities.

REIT Risk

To the extent that a Fund invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

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Additional Risks of Investing in the Funds

In addition to the risks described above, certain of the Funds are newly formed and therefore have limited or no history for investors to evaluate. Also, it is possible that the newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Adviser and its investment management affiliates had approximately $781.3 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Advisers in return for their services.

During the most recently completed fiscal year (except as noted), the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
NFJ Large-Cap Value, CCM Capital Appreciation, CCM Focused Growth, NFJ Dividend Value, CCM Mid-Cap, RCM Large-Cap Growth, OCC Core Equity and OCC Value Funds	0.45%
RCM Mid-Cap Fund	0.47%
NACM Growth and OCC Growth Funds	0.50%
OCC Target Fund	0.55%
OCC Renaissance Fund*	0.58%
OCC Equity Premium Strategy, NFJ Mid-Cap Value*** and NFJ Small-Cap Value** Funds	0.60%
NFJ All-Cap Value, NACM Income & Growth***, NACM Mid-Cap Growth***, OCC Opportunity and OCC Small-Cap Value Funds***	0.65%
RCM Strategic Growth Fund	1.00%

*	As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s 0.60% advisory fee was reduced by 0.05%, to 0.55%. The Fund’s advisory fee shown in this chart represents a blend of these rates. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05%, to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.
**	As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s advisory fee became subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.
***	The Fund recently commenced investment operations and, as a result, did not pay advisory fees for a full fiscal year. The fee rate presented in this table reflects the advisory fee rate payable for the current fiscal year.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund (except for the NACM Income & Growth, the NACM Mid-Cap Growth and the OCC Small-Cap Value Funds, which were recently organized, the “New Funds”) and the portfolio management agreements (except for the NFJ All-Cap Value Fund and the New Funds) between Allianz Global Fund Management and each respective Sub-Adviser is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2006. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and the NACM Income & Growth Fund and the portfolio management agreement between Allianz Global Fund Management and Nicholas-Applegate Capital Management LLC with respect to the NACM Income & Growth Fund is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2007. A discussion regarding the basis for the initial approval by the Board of Trustees of the investment advisory agreement between Allianz Global Fund Management and the NACM Mid-Cap Growth Fund and the portfolio

52	Allianz Funds

management agreement between Allianz Global Fund Management and Nicholas-Applegate Capital Management LLC with respect to the NACM Mid-Cap Growth Fund will be available in the semi-annual report to shareholders for the six-month period ending December 31, 2007. A discussion regarding the basis for the initial approval by the Board of Trustees of the investment advisory agreement between Allianz Global Fund Management and the OCC Small-Cap Value Fund and the portfolio management agreement between Allianz Global Fund Management and Oppenheimer Capital LLC with respect to the OCC Small-Cap Value Fund will be available in the semi-annual report to shareholders for the six-month period ending December 31, 2007. A discussion regarding the basis for the Board of Trustees’ approval of the portfolio management agreement between Allianz Global Fund Management and NFJ Investment Group L.P. with respect to NFJ All-Cap Value Fund is available in the Fund’s annual reports to shareholders for the fiscal year ended June 30, 2007.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class D shareholders of each Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to Class D shares, with breakpoints at various asset levels. The Administrator, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Administrator exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs generally increases as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee and which may vary and affect the total level of expenses paid by Class D shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

The Administrator or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms’ services (at an annual rate generally not to exceed 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms, although payments with respect to shares in retirement plans are often higher).

Class D shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class D shares):

Fund	Administrative Fees
All Funds	0.65%

As described below under “12b-1 Plan for Class D Shares,” the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) which provides for the payment of up to 0.25% of the Administrative Fee rate set forth above as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the aggregate Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” (0.25%) and “Other Expenses” (the remainder of the Administrative Fee plus any additional “Other Expenses”). If none of the 0.25% authorized under the 12b-1 Plan for Class D Shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column reading “Other Expenses” would increase by 0.25% accordingly so that the total Administrative Fee remains the same.

The Administrative Fee rate for each Fund (except the OCC Renaissance, OCC Value and NFJ Small-Cap Value Funds) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. The Administrative Fee rate for the OCC Renaissance, OCC Value and NFJ Small-Cap Value Funds is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

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The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

12b-1 Plan for Class D Shares

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees are paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class D shares and may cost you more than other types of sales charges. The “Annual Fund Operating Expenses” tables in the Fund Summaries show the Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Other Expenses.” If none of the 0.25% authorized under the 12b-1 Plan for the Class D shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column captioned “Other Expenses” would increase by 0.25% accordingly, so that the total Administrative Fee would remain the same.

Payments to Financial Firms

Some or all of the servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

54	Allianz Funds

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Administrative Fees” above.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Funds it manages.

Sub-Adviser*	Fund(s)
Cadence Capital Management LLC (“Cadence”) 265 Franklin Street, 11th Floor Boston, MA 02110	CCM Capital Appreciation, CCM Focused Growth and CCM Mid-Cap Funds (the “CCM Funds”)
RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Large-Cap Growth, RCM Mid-Cap and RCM Strategic Growth Funds (the “RCM Funds”)
Nicholas-Applegate Capital Management LLC (“NACM” or “Nicholas-Applegate”) 600 West Broadway San Diego, CA 92101	NACM Growth, NACM Income & Growth and NACM Mid-Cap Growth Funds (the “NACM Funds”)
NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and NFJ Small-Cap Value Funds (the “NFJ Funds”)
Oppenheimer Capital LLC (“Oppenheimer Capital”) 1345 Avenue of the Americas, 49th Floor New York, NY 10105-4800	OCC Core Equity, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Renaissance, OCC Small-Cap Value, OCC Target and OCC Value Funds (the “OCC Funds”)

*	Each of the Sub-Advisers (except Cadence) is affiliated with the Adviser.

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The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

Cadence

Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2007, of approximately $8.3 billion.

The following individuals at Cadence share primary responsibility for managing the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
CCM Capital Appreciation Fund	William B. Bannick	1992	Managing Director, Chief Investment Officer and Executive Vice President at Cadence. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.

	Robert L. Fitzpatrick	2004	Managing Director and Portfolio Manager at Cadence. Mr. Fitzpatrick is a research generalist and began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick has been a member of the investment team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.

	Michael J. Skillman	2006	Managing Director and Chief Executive Officer at Cadence. Mr. Skillman joined Cadence in 1994 and is a member of the investment team that manages the Allianz Funds sub-advised by Cadence.

CCM Focused Growth Fund	William B. Bannick	1999 (Inception)	See above.

	Robert L. Fitzpatrick	2004	See above.

	Michael J. Skillman	2006	See above.

CCM Mid-Cap Fund	Messrs. Bannick, Fitzpatrick and Skillman	Same as CCM Capital Appreciation Fund	See above.

Cadence is majority-owned by its employees, while a group of co-investors led by Rosemont Partners holds a minority interest. Prior to September 2005, Cadence was affiliated with the Adviser. In connection with the transaction in which Cadence was purchased by its management and its co-investors, Allianz and its affiliates may be obligated to make payments (“Termination Payments”) to Cadence if Cadence is terminated as sub-adviser to any Fund before September 2010. Because of these payments, the Adviser may have an economic disincentive to terminate or recommend the termination of Cadence as sub-adviser to the Funds noted above, even when it would be in a Fund’s best interests to do so. However, the Adviser has a fiduciary duty to act in each Fund’s best interests regardless of any Termination Payment that may result. In addition, under the sub-advisory agreement with Cadence, the Board of Trustees has the ability to terminate or not renew the sub-advisory agreement with Cadence without the consent or approval of the Adviser, and a majority of the Board consists of disinterested Trustees who have no economic interest in Cadence, the Adviser or the Termination Payments.

In addition, in connection with a “Call Agreement” entered into in connection with the sale of Cadence, there is a significant chance that, before September 2010, it will be proposed that the Funds for which Cadence serves as sub-adviser be reorganized into funds that are not part of the Allianz Funds family. This could result in, among other things, the shareholders of those Funds being unable to exchange on a load-free basis into other Allianz Funds or PIMCO Funds, different (and possibly reduced) shareholder services and different fees and expenses. The Trustees have indicated that they will evaluate these and other relevant factors before determining whether to approve any such transaction.

56	Allianz Funds

RCM

Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz SE and an affiliate of Allianz. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2007, RCM had approximately $20.4 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC. RCM provides advisory services to mutual funds and institutional accounts.

The individuals at RCM listed below have or share primary responsibility for managing the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
RCM Large Cap Growth Fund	Raphael L. Edelman (Lead)	2004	Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.

	Joanne L. Howard, CFA	2005	Managing Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. She also previously served as the firm’s Private Client Group CIO from 1996 to 2002, where she continues to serve as a Senior Portfolio Manager. Prior to joining RCM in 1992, she spent 17 years with Scudder, Stevens & Clark as Managing Director and Senior Portfolio Manager of the Quality Growth team.

	Peter A. Goetz, CFA	2005	Director and Portfolio Manager on the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 1999, he worked at Jurika & Voyles, as a Vice President and Portfolio Manager for three years. Previously, he worked as Vice President and Senior Portfolio Manager at Bank of America Private Asset Management.

RCM Mid-Cap Fund	Louise M. Laufersweiler, CFA (Lead)	2005	Director, Chief Investment Officer for Midcap, and Senior Portfolio Manager for both small and mid-cap strategies. She has senior portfolio management responsibilities for both mid cap and small cap equity strategies and is Deputy CIO for US Small Cap. She also worked for five years in the RCM research department as an associate in the financial services and cyclical sectors. Prior to joining RCM in 1982, Ms. Laufersweiler worked at Hambrecht and Quist in San Francisco.

	Steven Klopukh, CFA	2005	Vice President, Portfolio Manager for U.S. Mid Cap Equities. He joined RCM in 2002 as an equity analyst and assistant portfolio manager on the Mid Cap equity team. Prior to joining RCM in 2002, Mr. Klopukh was a Vice President and fundamental equity analyst at CDC Investment Management Corp. and was involved in managing its quantitatively-enhanced, risk-targeted Large-Cap Core and Market-Neutral equity strategies from 1999 to 2001.

RCM Strategic Growth Fund	Raphael L. Edelman (Lead)	2006 (Inception)	Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.

	Todd G. Hawthorne	2007	Vice President, Equity Derivatives Strategy since 2006. Prior to joining RCM in 2006, he spent four years with RS Investments as the Head of Equity Derivative Strategy for the Paisley hedge fund family.

Prospectus	57

NACM

Organized in 1984, Nicholas-Applegate provides advisory services primarily to mutual funds, closed-end funds and institutional accounts. As of September 30, 2007, Nicholas-Applegate had approximately $14.8 billion in assets under management.

The individuals at Nicholas-Applegate listed below have or share primary responsibility for the day-to-day management of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras, CFA, is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm, including those performed for the Funds. He is also a Portfolio Manager for the International Growth portfolios and a member of the Executive Committee. Prior to joining Nicholas-Applegate in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000 Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has 19 years of investment management experience.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Growth Fund	James Li, Ph.D., CFA	2006	Senior Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2000, he was an investment officer with Accessor Capital Management and a consultant with Frank Russell Company. He has 12 years of investment industry experience.

	Jane Edmondson	2006	Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 1996, Ms. Edmondson was a financial consultant with Merrill Lynch. She has 16 years of investment industry experience.

NACM Income & Growth Fund	Douglas Forsyth, CFA (Lead)	2007 (Inception)	Mr. Forsyth is a Managing Director, Senior Portfolio Manager and Member of the Executive Committee at Nicholas-Applegate. Mr. Forsyth oversees Nicholas-Applegate’s Income and Growth Strategies team. He joined Nicholas-Applegate in 1994 after three years of investment management experience at AEGON USA. Mr. Forsyth holds a B.B.A. from the University of Iowa. He has 15 years of investment industry experience.

	Michael E. Yee	2007 (Inception)	Mr. Yee is a Senior Vice President and Portfolio Manager at Nicholas-Applegate and is a member of Nicholas-Applegate’s Income and Growth Strategies team. He joined Nicholas-Applegate in 1995 and has been a portfolio manager since 1998. Mr. Yee holds a B.S. from the University of California, San Diego and an M.B.A. from San Diego State University. He has 13 years of investment industry experience.

	Justin Kass, CFA	2007 (Inception)	Mr. Kass is a Senior Vice President and Portfolio Manager at Nicholas-Applegate. He joined Nicholas-Applegate in 2000 with responsibilities for portfolio management and research on Nicholas-Applegate’s Income and Growth Strategies team. Mr. Kass was previously an analyst and interned on the team, where he added significant depth to Nicholas-Applegate’s proprietary Upgrade Alert Model. Mr. Kass earned his M.B.A. in finance from The UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has 9 years of investment industry experience.

NACM Mid-Cap Growth Fund	Jane Edmondson	2006*	See above.

	Mark P. Roemer	2006*	Mr. Roemer is a Senior Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2001, he spent a total of 5 years with Barclays Global Investors as principal and U.S. Equity product manager and began his career at Kleinwort Benson Investment Management of London. Mr. Roemer earned his M.S. degrees from London Business School and Stanford University and his B.S. from Virginia Polytechnic Institute & State University. He has 11 years of investment industry experience.

*	Represents the date the individual became involved in the management of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the predecessor of the NACM Mid-Cap Growth Fund.

NFJ

NFJ provides advisory services to mutual funds and institutional accounts, and non-discretionary advisory services to managed account programs. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets (including discretionary and non-discretionary accounts) as of September 30, 2007, of approximately $40.6 billion.

58	Allianz Funds

Each NFJ investment strategy is supported by a team of investment professionals. Every core team responsible for a Fund consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of each Fund, who are primarily responsible for the Fund’s day-to-day management, are listed below:

Fund	Portfolio Managers	Since	Recent Professional Experience
NFJ All-Cap Value Fund	Jeffrey S. Partenheimer (Lead)	April 2007	Managing Director at NFJ. He is a Portfolio Manager with over 22 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director of a major telecommunication equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is both a CFA and a CPA.

	Benno J. Fischer	April 2007	Managing Director and founding partner of NFJ. He has over 41 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.

	Thomas W. Oliver	April 2007	Portfolio Manager at NFJ. He has over 10 years’ experience in accounting, reporting and financial analysis. Prior to joining NFJ in 2005, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver was an auditor with Deloitte & Touche. He is a CPA.

NFJ Dividend Value Fund	Mr. Fischer (Lead)	2000 (Inception)	See above.

	R. Burns McKinney	2007	Portfolio Manager at NFJ. He has over 10 years’ experience in equity research, financial analysis and investment banking. Prior to joining NFJ in 2006, he was an equity analyst covering the energy sector for Evergreen Investments. Prior to joining Evergreen Investments in 2004, Mr. McKinney spent one year as an equity analyst at Derby Capital Management. From 2001 to 2003, Mr. McKinney studied for his Masters in Business Administration at the Wharton School of Business. Prior to 2001, Mr. McKinney was an investment banking analyst at Alex Brown & Sons, a Vice President in equity research at Merrill Lynch and an equity analyst at Morgan Stanley. He is a CFA charterholder.

	Mr. Partenheimer	2002	See above.

	Mr. Oliver	2006	See above.

NFJ Large Cap Value Fund	Paul A. Magnuson (Lead)	2000 (Inception)	Managing Director at NFJ. He is a Portfolio Manager with over 22 years’ experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Within the Trust Investment Quantitative Services Division of NationsBank, he was responsible for equity analytics and structured fund management.

	Mr. Fischer	2000 (Inception)	See above.

	Mr. Partenheimer	2002	See above.

NFJ Mid-Cap Value Fund	Mr. Partenheimer (Lead)	2006 (Inception)	See above.

	Mr. Fischer	2006 (Inception)	See above.

	Mr. Oliver	2006	See above.

NFJ Small-Cap Value Fund	Mr. Magnuson (Lead)	1995	See above.

	Mr. Fischer	1991 (Inception)	See above.

	Mr. McKinney	2006	See above.

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Oppenheimer Capital

Oppenheimer Capital has operated as an investment adviser to investment companies and other investors since its organization in 1980.

The following individuals at Oppenheimer Capital have or share primary responsibility for managing the noted Fund. In addition to serving as co-portfolio manager of the OCC Target Fund, Jeff Parker, Managing Director of Oppenheimer Capital, is responsible for overseeing investment and trading decisions for the OCC Growth and OCC Opportunity Funds. Information about Mr. Parker is set forth below. In addition to serving as the portfolio manager of the OCC Value Fund, Colin Glinsman, Managing Director and Chief Investment Officer of Oppenheimer Capital, is responsible for overseeing the OCC Renaissance Fund’s portfolio management team. Information about Mr. Glinsman is set forth below. Different sub-advisory firms served as Sub-Adviser for the OCC Renaissance Fund and OCC Value Fund prior to February 11, 2005 and for the OCC Equity Premium Strategy, OCC Growth, OCC Opportunity and OCC Target Funds prior to November 1, 2006. As of September 30, 2007, Oppenheimer Capital had approximately $24.9 billion in assets under management.

Fund	Portfolio Managers	Since	Recent Professional Experience
OCC Core Equity Fund	Robert Urquhart	2005 (Inception)	Managing Director, Oppenheimer Capital. He joined Oppenheimer Capital in 1999 and has over 26 years of experience in portfolio management.

OCC Value Fund	Colin Glinsman	2005	Managing Director and Chief Investment Officer of Oppenheimer Capital. He has 23 years of investment experience, including 18 years at Oppenheimer Capital.

OCC Renaissance Fund	Nick Frelinghuysen	2006	Senior Vice President of Oppenheimer Capital and Co-Portfolio Manager of the Fund. Mr. Frelinghuysen joined Oppenheimer Capital in 1999 and is a senior research analyst for the firm’s Small/Mid Cap team and also serves as a small/mid-cap specialist on the All Cap Equity portfolio management team. He has 13 years of experience as a research analyst and over 3 years of portfolio management experience.

	Brad Holmes	2006	Senior Vice President of Oppenheimer Capital and Co-Portfolio Manager of the Fund. Mr. Holmes joined Oppenheimer Capital in 1993 and is a senior research analyst for the firm’s Small/Mid Cap team. He has 14 years of experience as a research analyst, over 4 years of portfolio management experience and is a CFA charterholder.

OCC Equity Premium Strategy Fund	Stephen Bond-Nelson (Lead on Options)	2004	Co-Portfolio Manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital LLC. Prior to joining PEA Capital in 1999, he was a research analyst at Prudential Mutual Funds. He has over 14 years of investment management experience.

	Robert Urquhart (Lead on Equity)	2005	See above.

OCC Growth Fund	Robert Urquhart (Lead)	2005	See above.

	Martin Mickus	2006	Co-portfolio manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital, LLC. Prior to joining PEA Capital in 1999, he was a research analyst at S&P Equity Research. He also spent two years as an Assistant Portfolio Manager and Research Analyst with the InterGroup Corporation. He has 14 years of investment industry experience.

OCC Opportunity Fund	Michael Corelli	2003	Portfolio Manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital, LLC. Prior to joining PEA Capital in 1999, he worked for 6 years at Bankers Trust in support of and as an analyst for the small and mid cap growth group.

OCC Small-Cap Value Fund	Thomas E. Browne Jr., CFA	2007 (Inception)	Senior Vice President of Oppenheimer Capital. Prior to joining Oppenheimer Capital in 2003, he held portfolio management and equity analysis positions at SEB Asset Management and Palisade Capital Management. He has over 22 years of investment industry experience.

OCC Target Fund	Jeff Parker (Lead)	1999	Managing Director of Oppenheimer Capital. Prior to joining Oppenheimer Capital, he was a portfolio manager at PEA Capital, LLC. Prior to joining PEA Capital, he managed equity accounts as an Assistant Portfolio Manager at Eagle Asset Management from 1996 to 1998. He was a Senior Consultant with Andersen Consulting, specializing in healthcare and technology, from 1991 to 1994.

	Martin Mickus	2004	See above.

Oppenheimer Capital is subject to a non-competition agreement that limits the extent to which the OCC Renaissance and the OCC Value Funds’ investments can overlap with the equity investments of a balanced fund sponsored by a third party. Oppenheimer Capital has indicated that it does not believe that agreement will have a material adverse impact on Oppenheimer Capital’s management of the Funds.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund (except the NFJ Dividend Value, NFJ Large-Cap Value and CCM Mid-Cap Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements,

60	Allianz Funds

subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Because RCM is not wholly-owned by Allianz, the Exemptive Order does not apply to Funds sub-advised by RCM. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee the Funds’ sub-advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on

Prospectus	61

the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General Information

•

Financial Service Firms.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

62	Allianz Funds

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. A firm may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Funds) of a Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients although payments with respect to shares in retirement plans are often higher). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your financial service firm for information.

This Prospectus should be read in connection with your firm’s materials regarding its fees and services.

•

Calculation of Share Price and Redemption Payments.  When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under “Redemption Fees.” NAVs are ordinarily determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

•

Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.  Class D shares of the NFJ Small-Cap Value Fund and NFJ Dividend Value Fund are currently no longer available for purchase by new investors. Shareholders who owned shares of the NFJ Small Cap Value Fund or NFJ Dividend Value Fund as of the close of business on October 10, 2003 or April 23, 2007, respectively, are still permitted to purchase additional shares of that Fund for as long as they continue to own shares of that Fund. Except as provided below, in the event a shareholder no longer owns any shares in either of the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, such shareholder is no longer eligible to purchase shares of that Fund. The restrictions described above do not apply to: (i) participants in Qualified Defined Contribution Plans and Benefit Plans as defined below (together, the “Plans”) provided that, as of the close of business on October 4, 2007 or April 23, 2007 for the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, respectively, such Plans, or financial institutions that serve as sponsor or provide third-party administrative services to the Plans, had a contractual agreement with the Distributor or Administrator to offer shares of, or provide services to, that Fund; and (ii) clients of mutual fund discretionary wrap programs if such a program, as of the close of business on October 4, 2007 or April 23, 2007 for the NFJ Small-Cap Value Fund or NFJ Dividend Value Fund, respectively, includes that Fund in its model allocation. Qualified Defined Contribution Plans and Benefit Plans, for these purposes, include 401(k) plans, profit sharing plans, 403(b) plans and 457 plans.

Shareholders of other series of Allianz Funds and of PIMCO Funds are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value or NFJ Dividend Value Funds, unless the shareholders are independently eligible to purchase shares of either Fund under the restrictions described in the preceding paragraphs.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Please call the Distributor at 1-800-426-0107, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

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Buying Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-800-426-0107 for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Investment Minimums

The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. Accounts for any Fund with a balance of $2,500 or less may be charged an annual small account fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Administrator. In addition, if your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or of another series of the Trust or PIMCO Funds that offers Class D shares. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 7 days after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares

64	Allianz Funds

exchanged. See “Redemption Fees” below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class D shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, high-yield securities and securities of issuers located in emerging markets that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of a Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of a Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

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Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Selling Shares

You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who redeem their shares within 7 days will be subject to a Redemption Fee of 2.00% of the NAV of the shares redeemed. See ‘‘Redemption Fees’’ below. You do not pay any other fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-800-426-0107 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the

66	Allianz Funds

payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7-day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

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Limitations on Identifying Transactions Subject to the Redemption Fee.  The Funds may be limited in their ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Funds to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D, Class R, Administrative Class and Institutional Class shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Funds, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Funds may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

•	Waivers of Redemption Fees. The Funds have elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;
•	redemptions or exchanges that are initiated by the sponsor of a wrap program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;

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•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and
•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of a Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the same Fund (a “Share Class Conversion”).

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Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; and 5) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents please contact your financial service firm. Within 30 days after receipt of your request your financial service firm will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to its Class D shares are calculated in the same manner and at the same time. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Fund	At Least Annually	Quarterly
NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.
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Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your financial service firm or call the Distributor at 1-800-426-0107.

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Tax Consequences

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

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Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to you, up to the amount of your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), as the OCC Equity Premium Strategy Fund may choose to do, and the distributions are supported by the Fund’s “current earnings and profits,” the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by a Fund. The capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

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Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

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A Note on Non-U.S. Investments.  A Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You may be able to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

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Backup Withholding.  The Funds generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Funds with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

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This section relates only to federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Common Stocks

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if his judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Other Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees.

A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more

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extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. The Funds (other than the RCM Funds) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). For the RCM Funds, RCM considers non-U.S. securities to include the following types of equity and equity-linked securities (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. RCM expects that these Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges. However, each such Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets, when RCM believes that such securities are not publicly traded either in the U.S. or non-U.S. markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change

72	Allianz Funds

independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities

Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

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In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s). Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

Derivatives

Unless otherwise stated in the Fund Summaries, the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in

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all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Derivatives Strategies Employed by RCM Strategic Growth Fund

The RCM Strategic Growth Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options, as discussed above), including combinations of put and call options, (iii) enter into futures contracts, (iv) enter into swap agreements and (v) engage in short sales, each in an attempt to take advantage of perceived market inefficiencies or expected stock price movements. For example, the Fund may, in addition to other options strategies, purchase an out-of-the-money call option on a security with an expiration date more than six months in the future (such as “Long-Term Equity Appreciation Securities” or “LEAPs”) while writing a call option on the same security at the same exercise price but with a nearer-term expiration date. There is no assurance that these strategies will achieve their objectives, and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are generally described below and further under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

Call Option Strategy Employed by NACM Income & Growth Fund

The NACM Income & Growth Fund intends to sell (write) call options on stocks held in its portfolio. It is expected that the Fund will ordinarily write call options on all or substantially all of the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position (the “Option Strategy”). However, the Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy employed by the Fund is described in this section; options generally are described below and further under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. However, there is no assurance that the Option Strategy will achieve its objectives.

Call options on individual securities are contracts representing the right to purchase the underlying equity security at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security and the strike price, the volatility of the underlying equity security and the time remaining until the expiration date. As the writer

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(seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the value of the underlying security and the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security in exchange for the premium, although it would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security at the time the option is written. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security held by the Fund up to the strike price, but the Fund forgoes any appreciation above the strike price. The Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security) and “in-the-money” call options (i.e., with a strike price below the market value of the underlying security). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund will not write options with respect to individual equity securities (other than exchange-traded funds (“ETFs”), as described below) that are not held in the Fund’s portfolio (i.e., “naked” options). Although it has no current intention to do so, the Fund may also write call options on equity indexes and ETFs. The Fund would cover any such options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions.

The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates).

Call Option Strategy Employed by OCC Equity Premium Strategy Fund

The OCC Equity Premium Strategy Fund intends to sell (write) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (“ETFs”). The value of the securities underlying the options written by the Fund ordinarily ranges between 50% to 90% of the Fund’s net asset value. The call option strategy employed by the Fund is described in this section; options generally are described below and further under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information. The Fund may use the call option strategy to generate gains from option premiums in an attempt to enhance the Fund’s distributions and to reduce overall portfolio risk. However, there is no assurance that the call option strategy will achieve its objectives.

Call options are contracts representing the right to purchase the underlying equity security or ETF or the cash value of the index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security, ETF or index and the strike price, the volatility of the underlying equity security, ETF or index and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security or ETF or the cash value of the applicable index over the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security, ETF or index above the strike price in exchange for the premium, although it would retain the risk of loss should the price of the underlying security, ETF or index decline. Therefore, the Fund’s use of the call option strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) or equal to (“at-the-money”) the market value of the underlying security, ETF or index. The Fund also may write “in-the-money” call options (i.e., with a strike price below the market value of the underlying security, ETF or index). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. With respect to options on indexes or ETFs, the Fund will cover the options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions. The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates).

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There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more of non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this prospectus, the term “fixed income securities” includes: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the Fund Summaries, the Funds may invest in derivatives based on fixed income securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities.

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These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Funds’ limitation to invest not more than 15% of its total assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Credit Ratings and Unrated Securities

A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if their Sub-Advisers determine that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating rate debt instruments (“floaters”) or engages in credit spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of

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the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral, though the Fund generally also bears the risk of loss associated with investment of the collateral. See the Trust’s Statement of Additional Information for more detail. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which currently is an affiliate of the Adviser. Collateral from loans of portfolio securities may be invested in a pooled investment vehicle that is managed by, and pays fees to, an affiliate of the Adviser.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also

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may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Borrowings and Other Forms of Leverage Utilized by RCM Strategic Growth Fund

Although it has no current intention to do so, the RCM Strategic Growth Fund may employ leverage by borrowing money (to the maximum extent permitted under the Investment Company Act) to purchase or carry securities during periods in which the portfolio managers believe that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, the Fund, within three business days, will seek to reduce its borrowings so that it meets the requirement. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund which may not be recovered by any appreciation of the securities purchased or could exceed the Fund’s investment income. In addition, even if the Fund does not have any borrowings outstanding it may incur commitment fees and other costs relating to the Fund’s credit facility.

In addition, the Fund may also employ leverage by engaging in certain derivative transactions that give rise to forms of leverage. See “Derivatives” above.

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Investment in Other Investment Companies

Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the

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definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NACM Growth, NACM Income & Growth, NFJ All-Cap Value, OCC Equity Premium Strategy, OCC Opportunity, OCC Renaissance, OCC Target, RCM Mid-Cap and RCM Strategic Growth Funds had a portfolio turnover rate in excess of 100%. Other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of each of the NACM Funds, CCM Focused Growth, NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, OCC Core Equity, OCC Renaissance, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Small-Cap Value, OCC Target and RCM Strategic Growth Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the CCM Focused Growth, CCM Mid-Cap, NACM Mid-Cap Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Core Equity, OCC Equity Premium Strategy, OCC Small-Cap Value, RCM Large-Cap Growth and RCM Mid-Cap Funds has adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 (which policies are set forth in the Statement of Additional Information) and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly

Prospectus	81

or by gaining exposure through indirect means, such as depositary receipts, placement warrants or other structured products.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(SM) Research in addition to their traditional research activities. Grassroots(SM) Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

82	Allianz Funds

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Prospectus	83

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class D shares of each Fund (except the NACM Mid-Cap Growth Fund, whose financial highlights information is presented further below, and the OCC Small-Cap Value Fund) for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. For the RCM Funds (except the RCM Strategic Growth Fund), information for periods prior to February 2, 2002 reflects the performance of the corresponding series of Dresdner RCM Global Funds, Inc., which were reorganized into the Funds on February 1, 2002.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements (except those of the NACM Mid-Cap Growth and the OCC Small-Cap Value Funds), are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor. The OCC Small-Cap Value Fund recently commenced operations, and financial statements for that Fund are not included in the Trust’s annual reports for the periods shown.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Capital Appreciation Fund
Class D
06/30/2007	$19.58	$0.04	$2.63	$2.67	$(0.03)	$(1.37)
06/30/2006	17.83	0.04	1.73	1.77	(0.02)	—
06/30/2005	16.19	0.07	1.65	1.72	(0.08)	—
06/30/2004	13.95	(0.01)	2.25	2.24	—	—
06/30/2003	14.56	(0.01)	(0.60)	(0.61)	—	—
CCM Focused Growth Fund
Class D
07/05/2006† – 06/30/2007	$9.30	$(0.01)	$1.36	$1.35	$(0.04)	$(0.14)
CCM Mid-Cap Fund
Class D
06/30/2007	$27.73	$(0.01)	$3.68	$3.67	$–	$(2.87)
06/30/2006	24.61	(0.01)	3.13	3.12	—	—
06/30/2005	21.38	(0.02)	3.25	3.23	—	—
06/30/2004	17.38	(0.06)	4.06	4.00	—	—
06/30/2003	17.84	(0.06)	(0.40)	(0.46)	—	—
NACM Growth Fund
Class D
06/30/2007	$12.88	$0.02	$2.62	$2.64	$–	$(0.34)
06/30/2006	12.72	0.01	1.16	1.17	—	(1.01)
06/30/2005	11.93	0.01	1.07	1.08	—	(0.29)
06/30/2004	11.21	(0.07)	0.92	0.85	—	(0.13)
07/19/2002 – 06/30/2003	10.00	(0.04)	1.25	1.21	—	—
NACM Income & Growth Fund
Class D
02/28/2007 – 06/30/2007	$15.00	$0.23	$0.55	$0.78	$(0.20)	$(0.03)

*	Annualized
†	Commencement of Operation.
††	Prior to April 2, 2007, the Fund was named “NACM Flex-Cap Value Fund” and was sub-advised by Nicholas-Applegate Capital Management LLC.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(c)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(d)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 1.17%.
(e)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

84	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(1.40)	$–	(g)	$20.85		14.18%	$38,714	1.08%		0.22%		150%
—	(0.02)	—	(g)	19.58		9.91	34,210	1.12		0.20		161
—	(0.08)	—		17.83		10.65	16,394	1.11		0.43		137
—	—	—		16.19		16.06	4,103	1.11		(0.05)		148
—	—	—		13.95		(4.19)	3,780	1.10		(0.07)		161

$—	$(0.18)	$–	(g)	$10.47		14.16%	$1,225	1.11	%*	(0.06	)%*	106%

$—	$(2.87)	$–	(g)	$28.53		14.55%	$27,561	1.09%		(0.05)%		164%
—	—	—	(g)	27.73	(k)	12.68 (k)	30,758	1.11		(0.04)		174
—	—	—		24.61		15.11	60,353	1.11		(0.07)		140
—	—	—		21.38		23.01	17,933	1.10		(0.29)		165
—	—	—		17.38		(2.58)	10,333	1.11		(0.35)		155

$—	$(0.34)	$–	(g)	$15.18		20.73%	$1,019	1.17%		0.12%		168%
—	(1.01)	—	(g)	12.88		9.37	17	1.16	(i)	0.09		152
—	(0.29)	—		12.72		9.05	13	1.23	(f)	0.12		274
—	(0.13)	—		11.93		7.62	12	1.25		(0.55)		160
—	—	—		11.21		12.10	11	1.25	(c)*	(0.42	) *	167

$—	$(0.23)	$–	(g)	$15.55		5.08%	$15	1.31	%(m)*	4.52	%*	127%

(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(g)	Less than $0.01 per share.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.12%.
(k)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.71 and 12.61%, respectively.

(m)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.

Prospectus	85

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ All-Cap Value Fund††
Class D
06/30/2007	$17.41	$0.25	$2.98	$3.23	$(0.18)	$(0.40)
06/30/2006	15.81	0.14	2.16	2.30	(0.05)	(0.65)
06/30/2005	15.29	0.09	1.24	1.33	—	(0.83)
06/30/2004	12.38	0.02	3.33	3.35	(0.02)	(0.42)
07/19/2002 – 06/30/2003	10.00	0.06	2.52	2.58	(0.03)	(0.17)
NFJ Dividend Value Fund
Class D
06/30/2007	$15.38	$0.39	$3.21	$3.60	$(0.35)	$(0.29)
06/30/2006	13.75	0.36	1.90	2.26	(0.41)	(0.22)
06/30/2005	12.53	0.31	1.37	1.68	(0.31)	(0.15)
06/30/2004	10.51	0.30	2.05	2.35	(0.24)	(0.09)
06/30/2003	11.32	0.27	(0.28)	(0.01)	(0.30)	(0.50)
NFJ Large-Cap Value Fund
Class D
06/30/2007	$17.73	$0.32	$3.37	$3.69	$(0.29)	$(0.41)
06/30/2006	16.04	0.31	2.08	2.39	(0.33)	(0.37)
06/30/2005	14.63	0.23	1.95	2.18	(0.19)	(0.59)
06/30/2004	12.23	0.18	2.38	2.56	(0.16)	—
07/19/2002 – 06/30/2003	11.07	0.22	1.39	1.61	(0.19)	(0.26)
NFJ Mid-Cap Value Fund
Class D
08/22/2006† – 06/30/2007	$15.00	$0.29	$2.54	$2.83	$(0.36)	$(0.01)
NFJ Small-Cap Value Fund
Class D
06/30/2007	$32.07	$0.79	$5.70	$6.49	$(0.55)	$(2.52)
06/30/2006	30.76	0.62	3.65	4.27	(0.49)	(2.47)
06/30/2005	27.72	0.52	4.51	5.03	(0.39)	(1.60)
06/30/2004	21.92	0.49	5.81	6.30	(0.27)	(0.23)
06/30/2003	21.85	0.41	(0.06)	0.35	(0.23)	(0.05)
OCC Core Equity
Class D
06/30/2007	$10.86	$0.07	$1.99	$2.06	$(0.04)	$(0.17)
06/30/2006	10.25	0.05	0.70	0.75	(0.01)	(0.13)
03/31/2005 – 06/30/2005	10.00	0.02	0.23	0.25	—	—

*	Annualized
†	Commencement of Operation.
††	Prior to April 2, 2007, the Fund was named “Allianz NACM Flex-Cap Value Fund” and was sub-advised by Nicholas-Applegate Capital Management LLC.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(c)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(d)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 1.17%.
(e)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

86	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.58)	$—	(g)	$20.06	18.69%	$9,566	1.33%		1.33%	122%
—	(0.70)	—	(g)	17.41	14.74	2,947	1.32	(h)	0.80	55
—	(0.83)	0.02		15.81	8.74	216	1.37	(f)	0.54	150
—	(0.44)	—		15.29	27.33	74	1.40		0.16	145
—	(0.20)	—		12.38	26.01	15	1.41	(b)*	0.55 *	173

$—	$(0.64)	$—	(g)	$18.34	23.75%	$698,390	1.05%		2.25%	29%
—	(0.63)	—	(g)	15.38	16.72	78,984	1.10		2.42	26
—	(0.46)	—		13.75	13.50	11,863	1.12	(f)	2.28	30
—	(0.33)	—		12.53	22.53	546	1.20		2.48	36
—	(0.80)	—		10.51	0.43	42	1.20		2.82	43

$—	$(0.70)	$—	(g)	$20.72	21.08%	$71,678	1.11%		1.64%	26%
—	(0.70)	—	(g)	17.73	15.22	6,128	1.17		1.79	32
—	(0.78)	0.01		16.04	15.22	49	1.18	(f)	1.50	35
—	(0.16)	—		14.63	21.02	29	1.20		1.30	99
—	(0.45)	—		12.23	(3.55)	59	1.20	*	2.02 *	54

$—	$(0.37)	$—	(g)	$17.46	19.05%	$152	1.26	%(m)*	2.03%*	34%

$—	$(3.07)	$—	(g)	$35.49	21.24%	$5,368	1.22%		2.38%	27%
—	(2.96)	—	(g)	32.07	14.51	5,182	1.25		1.95	32
—	(1.99)	—		30.76	18.53	5,343	1.26	(e)	1.81	20
—	(0.50)	—		27.72	29.04	5,016	1.26		1.95	30
—	(0.28)	—		21.92	1.75	2,158	1.25		1.98	20

$—	$(0.21)	$—		$12.71	19.08%	$74	1.12%		0.58%	62%
—	(0.14)	—		10.86	7.38	11	1.11	(j)	0.46	80
—	—	—		10.25	2.50	10	1.14	(d)	0.74	13

(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(g)	Less than $0.01 per share.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.12%.
(k)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.71 and 12.61%, respectively.

(m)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.47%.

Prospectus	87

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
OCC Renaissance Fund*
Class D
06/30/2007	$21.65	$0.07	$4.05	$4.12	$—	$(3.16)
06/30/2006	24.37	0.06	1.45	1.51	—	(4.23)
06/30/2005	24.78	(0.01)	(0.40)	(0.41)	—	—
06/30/2004	17.24	(0.05)	7.59	7.54	—	—
06/30/2003	19.16	0.01	(1.24)	(1.23)	—	(0.69)
OCC Value Fund*
Class D
06/30/2007	$16.09	$0.19	$3.48	$3.67	$(0.22)	$(1.24)
06/30/2006	17.23	0.17	1.19	1.36	(0.15)	(2.35)
06/30/2005	17.14	0.13	0.49	0.62	(0.07)	(0.46)
06/30/2004	12.70	0.10	4.41	4.51	(0.07)	—
06/30/2003	13.73	0.10	(0.55)	(0.45)	—	(0.58)
OCC Equity Premium Strategy(i)
Class D
06/30/2007	$8.29	$0.03	$1.73	$1.76	$—	$(0.58)
06/30/2006	7.91	0.03	0.65	0.68	— (j)	(0.30)
06/30/2005	7.58	0.07	0.35	0.42	(0.09)	—
06/30/2004	6.51	0.08	1.09	1.17	(0.10)	—
06/30/2003	6.98	0.08	(0.45)	(0.37)	(0.10)	—
OCC Growth Fund(ii)
Class D
06/30/2007	$20.00	$(0.01)	$4.95	$4.94	$—	$—
06/30/2006	18.16	(0.03)	1.87	1.84	—	—
06/30/2005	17.61	0.02	0.53	0.55	—	—
06/30/2004	14.76	(0.05)	2.90	2.85	—	—
06/30/2003	16.00	(0.03)	(1.21)	(1.24)	—	—
OCC Opportunity Fund(iii)
Class D
01/12/2007† – 06/30/2007	$22.36	$(0.10)	$2.23	$2.13	$—	$—
OCC Target Fund(iv)
Class D
06/30/2007	$19.71	$(0.12)	$5.39	$5.27	$—	$—
06/30/2006	17.84	(0.15)	2.02	1.87	—	—
06/30/2005	17.16	(0.12)	0.80	0.68	—	—
06/30/2004	13.34	(0.12)	3.94	3.82	—	—
06/30/2003	13.31	(0.08)	0.11	0.03	—	—

*	The information provided for the OCC Renaissance and OCC Value Funds reflects results of operations under the Funds’ former Sub-Adviser; the Funds will not necessarily achieve the performance results shown above under their current investment management arrangements.
†	Commencement of Operation.
(i)	Formerly the PEA Equity Premium Strategy Fund.
(ii)	Formerly the PEA Growth Fund.
(iii)	Formerly the PEA Opportunity Fund.
(iv)	Formerly the PEA Target Fund.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.58 and 19.11%, respectively.

(c)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.35 and (1.72)%, respectively.

(f)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.22 and 3.52%, respectively.

(g)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.08%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.14 and 3.04%, respectively.

88	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(3.16)	$—	(j)	$22.61		20.32%		$33,563	1.23%	0.33%	112%
—	(4.23)	—	(j)	21.65	(k)	6.26	(k)	46,918	1.25	0.27	85
—	—	—		24.37	(e)	(1.65	) (e)	117,972	1.26 (c)	(0.05)	101
—	—	—		24.78		43.74		392,732	1.26	(0.21)	60
—	(0.69)	—		17.24		(5.90)		86,043	1.26	0.09	76

$—	$(1.46)	$—	(j)	$18.30		23.20%		$138,150	1.10%	1.10%	95%
—	(2.50)	—	(j)	16.09		8.13		157,173	1.11	1.01	63
—	(0.53)	—		17.23	(f)	3.57	(f)	291,412	1.11 (c)	0.78	101
—	(0.07)	—		17.14		35.58		335,765	1.11	0.64	67
—	(0.58)	—		12.70		(2.73)		37,032	1.10	0.85	152

$—	$(0.58)	$—	(j)	$9.47	(p)	21.84	%(p)	$451	1.28%	0.32%	135%
—	(0.30)	—	(j)	8.29		8.52		951	1.30	0.39	149
—	(0.09)	—		7.91		5.58	(i)	929	1.33 (d)	0.94	24
—	(0.10)	—		7.58		18.00		754	1.36	1.11	83
—	(0.10)	—		6.51		(5.18)		331	1.35	1.35	84

$—	$—	$—	(j)	$24.94	(p)	24.76	%(p)	$9,104	1.16%	(0.03)%	79%
—	—	—	(j)	20.00		10.08		431	1.17	(0.18)	115
—	—	—		18.16	(g)	3.12	(g)	406	1.16	0.09	39
—	—	—		17.61	(b)	19.31	(b)	184	1.16	(0.28)	71
—	—	—		14.76		(7.75)		72	1.16	(0.19)	70

$—	$—	$—	(j)	$24.49		24.84%		$13	1.32%*	(0.92)%*	148%

$—	$—	$—	(j)	$24.98		26.74%		$1,064	1.21%	(0.56)%	114%
—	—	—	(j)	19.71	(l)	10.48	(l)	1,131	1.22	(0.75)	134
—	—	—		17.84		3.96	(h)	1,078	1.21	(0.70)	103
—	—	—		17.16		28.64		1,393	1.21	(0.77)	96
—	—	—		13.34		0.22		1,166	1.21	(0.71)	105

(h)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.94%.
(i)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.53%.
(j)	Less than $0.01 per share.
(k)

Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.62 and 6.12%, respectively.

(l)

Payments from Affiliates increased the end of period net asset value less than $0.01 per share and the total return by 0.02%. If the Affiliate had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.

(m)

Payments from Affiliates increased the end of period net asset value less than $0.02 per share and the total return by 0.13%. If the Affiliate had not made these payments, the end of period net asset value and total return would have been $20.16 and 13.75%, respectively.

(n)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 4.90%.
(o)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 34.46%.
(p)	Payments from Affiliates increased the end of period net asset value and total return by less $0.01 and 0.01%, respectively.

Prospectus	89

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Large Cap Growth Fund
Class D
06/30/2007	$13.61	$0.02	$2.14	$2.16	$—	$(0.74)
06/30/2006	12.63	— (c)	0.98	0.98	— (c)	—
06/30/2005	12.08	0.02	0.54	0.56	(0.01)	—
06/30/2004	10.84	(0.01)	1.28	1.27	(0.03)	—
06/30/2003	10.85	0.03	(0.01)	0.02	(0.03)	—
RCM Mid-Cap Fund
Class D
06/30/2007	$2.92	$(0.01)	$0.58	$0.57	$—	$(0.58)
06/30/2006	2.61	(0.02)	0.33	0.31	—	—
06/30/2005	2.51	(0.01)	0.11	0.10	—	—
06/30/2004	2.06	(0.02)	0.47	0.45	—	—
06/30/2003	1.99	(0.01)	0.08	0.07	—	—
RCM Strategic Growth Fund
Class D
06/30/2007	$13.56	$(0.05)	$2.67	$2.62	$—	$—
03/31/2006† – 06/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—

*	Annualized.
#	Not annualized.
†	Commencement of Operations.
(a)	Per share amounts based on average number of shares outstanding during period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 11.25%, respectively.

90	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.74)	$—	(c)	$15.03		16.06%	$42,306	1.11%		1.11%		0.11%	54%
—	—	—	(c)	13.61		7.77	53,819	1.12		1.12		0.00	74
—	(0.01)	—		12.63		4.65	57,095	1.19	(b)	1.19	(b)	0.16	118
—	(0.03)	—		12.08		11.72	70,078	1.21		1.21		(0.11)	82
—	(0.03)	—		10.84		0.21	70,789	1.00		1.00		0.33	25

$—	$(0.58)	$—	(c)	$2.91		21.86%	$973	1.17%		1.17%		(0.49)%	102%
—	—	—	(c)	2.92	(d)	11.88 (d)	1,088	1.15		1.15		(0.52)	161
—	—	—		2.61		3.98	851	1.23	(b)	1.23	(b)	(0.60)	147
—	—	—		2.51		21.84	886	1.23		1.23		(0.81)	145
—	—	—		2.06		3.52	3,374	1.04		1.04		(0.70)	132

$—	$—	$—	(c)	$16.18		19.32%	$26	1.69%		1.69%		(0.35)%	177%
—	—	—	(c)	13.56		9.60 #	15	1.71	*	14.65	*	(0.64)*	113

Prospectus	91

Financial Highlights (continued)

The financial highlights table below is intended to help you understand the financial performance of the Institutional Class shares of the NACM Mid-Cap Growth Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The financial information shown below is that of Class I shares of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the NACM Mid-Cap Growth Fund’s predecessor (the “Predecessor Fund”), which reorganized into the NACM Mid-Cap Growth Fund on July 27, 2007. In the absence of such reorganization, the NACM Mid-Cap Growth Fund would not have any financial information to disclose. The Predecessor Fund did not offer Class D shares during the periods shown.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of the NACM Mid-Cap Growth Fund, assuming reinvestment of all dividends and distributions. The performance shown below is better than that which would have been achieved by Class D shares of the Fund because of the higher fees and expenses associated with Class D shares. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund’s financial statements, are included in the March 31, 2007 annual report to shareholders of Nicholas-Applegate Institutional Funds. The Predecessor Fund’s financial statement and the report of independent accountants thereon are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distribution	Net Asset Value, Ending
U.S. Systematic Mid Cap Growth
For the period 04/01/07 through 06/30/07*	$13.77	$(0.01)	$0.61	$0.60	$—	$—	$—	$14.37
For the year ended 03/31/07	13.02	(0.04)	1.37	1.33	—	(0.58)	(0.58)	13.77
For the year ended 03/31/06	10.69	(0.04)	2.85	2.81	—	(0.48)	(0.48)	13.02
For the year ended 03/31/05	9.89	(0.04)	0.84	0.80	—	—	—	10.69
2/27/04 (Commenced) to 03/31/04	10.00	0.00 (6)	(0.11)	(0.11)	—	—	—	9.89

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)

Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

(4)	The expense reimbursement was terminated on January 23, 2006.
(5)	Net expenses include certain items not subject to expense reimbursement.

92	Allianz Funds

			Ratios to Average Net Assets(3)
Total Return(2)		Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expense (Reimbursements)/ Recoupment(4)	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset(5)		Fund’s Portfolio Turnover Rate

4.36%		$3,478	(0.26)%	1.35%	—	1.35%	0.98%		41	%(9)
10.54		3,335	(0.34)	1.34	—	1.34	1.14		191
26.73		3,348	(0.33)	2.15	(0.81)%	1.34	1.01	(8)	160
8.09		5,566	(0.36)	1.97	(0.63)	1.34	1.21		146	(10)
(1.10	)(7)	5,347	(0.43)	4.39	(3.04)	1.35	1.35		14

(6)	Less than one penny per share.
(7)	Inception to date Return.
(8)

The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses) of the U.S. Systematic Mid Cap Growth Fund did not exceed 1.33% throughout the year.

(9)	Not annualized.
(10)

Due to the realignment of the Fund’s portfolio in connection with the combination with U.S. Systematic Mid Cap Growth Fund, the cost of purchases of $1,095,903 and proceeds from sales of $1,041,817 have been excluded from the Portfolio Turnover calculation.

*	On May 11, 2007, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to June 30.

Prospectus	93

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-888-877-4626, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

• PIMCO

• NFJ Investment Group

• Cadence Capital Management

• RCM

• Nicholas-Applegate

• Oppenheimer Capital

www.allianzinvestors.com

This	cover is not part of the Prospectus

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 6/30/07. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2007. For information about any product, contact your financial advisor.        AZ006_19451

Filed pursuant to Rule 497(c)

File Nos. 33-36528 and 811-6161

Allianz Funds Prospectus

NOVEMBER 1, 2007

International/Sector Stock Funds

Share Classes

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM International Growth Equity Fund

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Healthcare Fund

Allianz RCM Biotechnology Fund

This cover is not part of the Prospectus

Allianz Funds Prospectus

International/Sector Stock Funds

Allianz Funds

November 1, 2007

Share Classes

A, B and C

This Prospectus describes 11 mutual funds offered by Allianz Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and the affiliated and unaffiliated investment management organizations which serve as sub-advisers. As of September 30, 2007, Allianz Global Fund Management and its investment management affiliates managed approximately $781.3 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. The information contained in the table is for summary purposes only and is qualified in its entirety by reference to the discussion contained in the individual Fund Summaries beginning on page 4. These Fund Summaries also contain other important characteristics of the Funds.

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Global Stock Funds	NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	75–125	All capitalizations
	RCM Global Small-Cap	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Same as the MSCI World Small-Cap Index
International Stock Funds	NACM Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	125–150	All capitalizations
	NACM International	Maximum long-term capital appreciation	Companies located in the developed countries represented in the MSCI EAFE Index	100–150	All capitalizations
	NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations
	NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60	Greater than $1 billion
	RCM International Growth Equity	Long-term capital appreciation	Equity securities of companies worldwide	50–115	In excess of $1 billion
Sector-Related Stock Funds	RCM Biotechnology	Long-term capital appreciation	Equity securities of companies in the biotechnology industry	30–70	All capitalizations
	RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
	RCM Healthcare	Long-term capital appreciation	Equity securities of companies in the healthcare industry	30–60	All capitalizations
	RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The Fund Summaries of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their Fund Summaries. Some of the Funds are subject to capitalization criteria and percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

2	Allianz Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	3

NACM Emerging Markets Opportunities Fund	Ticker Symbols: AOTAX (Class A) AOTCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Emerging market stocks Approximate Number of Holdings 125-150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in the securities of companies that are tied economically to countries with emerging securities markets - that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may also invest in other equity securities, such as preferred stocks, convertible securities and warrants, and in equity-linked securities and fixed income securities. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers’ “emerging markets systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions, and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that is designed to exploit new excess return opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on August 18, 2006, when the Nicholas-Applegate Emerging Markets Opportunities Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to August 19, 2006, the bar chart, the information to its right and the Average Annual Total Returns table show performance for the NACM Fund. (The NACM Fund did not offer shares corresponding to the Fund’s Class A or C shares.) The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual total returns compare with the returns of a broad based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not show the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to inception of the Fund’s Class A and Class C shares (8/19/06), performance information shown in the bar chart and the tables for those classes is based on the performance of the NACM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and Class C shares. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

NACM Emerging Markets Opportunities Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/07–9/30/07	42.96%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/06–12/31/06)	18.94%

	Lowest (4/1/06–6/30/06)	-5.77%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	NACM Fund Inception (5/27/04)(4)
Class A — Before Taxes(1)	30.12%	38.54%
Class A — After Taxes on Distributions(1)	29.04%	37.77%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	19.47%	33.30%
Class C	35.65%	40.54%
MSCI Emerging Markets Index(2)	32.17%	36.99%
Lipper Emerging Markets Funds Average(3)	32.19%	35.85%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class A and Class C shares will vary.

(2)

The MSCI Emerging Markets (“EM”) Index is a market capitalization-weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia. The MSCI EM Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper Emerging Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s Gross National Product per capita or other economic measures. It does not take into account sales charges.

(4)	The NACM Fund began operations on 5/27/04. Index comparisons begin on 5/31/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or Class C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(3)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses(4)
Class A	0.90%	0.25%	0.73%	1.88%
Class C	0.90	1.00	0.74	2.64

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflect a 0.60% Administrative Fee paid by each class and 0.13% and 0.14% in trustees’, interest and miscellaneous expenses incurred by Class A shares and Class C shares, respectively, during the most recent fiscal year. See “Management of the Fund—Administrative Fees.”

(4)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Class A and Class C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$730	$1,108	$1,510	$2,630	$730	$1,108	$1,510	$2,630
Class C	367	820	1,400	2,973	267	820	1,400	2,973

Prospectus	5

NACM Global Fund	Ticker Symbols: NGBAX (Class A) NGBBX (Class B) NGBCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of U.S. and non-U.S. companies Approximate Number of Holdings 75–125	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

NACM Global Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/07–9/30/07	17.30%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	18.16%

	Lowest (1/1/03–3/31/03)	-4.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (7/19/02)(4)
Class A — Before Taxes(1)	10.79%	18.88%
Class A — After Taxes on Distributions(1)	9.25%	17.24%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	7.49%	15.65%
Class B	11.35%	19.28%
Class C	15.31%	19.50%
MSCI ACWI Free Index(2)	20.95%	16.85%
Lipper Global Multi-Cap Growth Funds Average(3)	18.72%	16.28%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)   The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)   The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)   The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.70%	0.25%	0.51%	1.46%
Class B	0.70	1.00	0.51	2.21
Class C	0.70	1.00	0.51	2.21

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflect a 0.50% Administrative Fee paid by each class and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$690	$986	$1,304	$2,200	$690	$986	$1,304	$2,200
Class B	727	991	1,385	2,266	224	691	1,185	2,266
Class C	324	691	1,185	2,544	224	691	1,185	2,544

Prospectus	7

NACM International Fund	Ticker Symbols: PNIAX (Class A) PNICX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index Approximate Number of Holdings 100–150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in the securities of companies located outside of the United States.

The portfolio managers’ “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers aim to exceed the returns of the benchmark through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that is designed to exploit new excess return opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to October 16, 2004, the bar chart, the information to its right and the Average Annual Total Returns table show performance of Institutional Class shares of the NACM Fund. (The NACM Fund did not offer shares corresponding to the Fund’s Class A or C shares.) The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual total returns compare with the returns of a broad based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right shows performance of the Fund’s Class A shares, but the returns do not show the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to inception of the Fund’s Class A and Class C shares (10/16/04), performance information shown in the bar chart and the tables for those classes is based on the performance of the NACM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and Class C shares. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM International Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	9.89%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	22.14%

	Lowest (7/1/02–9/30/02)	-19.01%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Since NACM Fund Inception (5/7/01)(4)
Class A — Before Taxes(1)	23.18%	19.22%	14.61%
Class A — After Taxes on Distributions(1)	21.52%	18.08%	13.59%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	15.28%	16.34%	12.28%
Class C	28.37%	19.68%	14.90%
MSCI EAFE Index(2)	26.34%	14.98%	9.93%
Lipper International Multi-Cap Core Funds Average(3)	25.22%	14.36%	9.93%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C will vary.

(2)

The Morgan Stanley Capital International Europe Australasia Far East (“MSCI-EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges and typically have 25% to 75% of their assets invested in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into consideration sales charges.

(4)	The Fund began operations on 5/7/01. Index comparisons begin on 4/30/01.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(3)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.64%	1.49%
Class C	0.60	1.00	0.64	2.24

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflect a 0.60% Administrative Fee paid by each class and approximately 0.04% in trustees’, interest and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$693	$995	$1,318	$2,232	$693	$995	$1,318	$2,232
Class C	327	700	1,200	2,575	227	700	1,200	2,575

Prospectus	9

NACM Pacific Rim Fund	Ticker Symbols: PPRAX (Class A) PPRBX (Class B) PPRCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category International Stocks	Fund Focus Equity securities of Pacific Rim companies Approximate Number of Holdings 75–125	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers currently consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund’s assets among securities of issuers located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above-average growth of capital.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that the portfolio managers believe will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on July 20, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to July 21, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the NACM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show summary performance information for the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (7/21/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the NACM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NACM Pacific Rim Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	25.70%
	Highest and Lowest Qtr. Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	44.01%

	Lowest (4/1/98–6/30/98)	-23.63%
Calendar Year End (through 12/31)

Average Annual Total Returns (for the periods ended 12/31/06)

	1 Year	5 Years	Since NACM Fund Inception (12/31/97)(4)
Class A — Before Taxes(1)	12.91%	19.91%	14.39%
Class A — After Taxes on Distributions(1)	10.74%	19.19%	10.57%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	8.88%	17.34%	10.16%
Class B	13.63%	20.29%	14.40%
Class C	17.58%	20.35%	14.24%
MSCI Pacific Index(2)	12.20%	15.51%	3.20%
Lipper Pacific Region Funds Average(3)	19.85%	18.00%	9.29%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Morgan Stanley Capital International (MSCI) Pacific Index is composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper Pacific Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities with primary trading markets or operations concentrated in the western Pacific Basin region or a single country within this region. It does not take into consideration sales charges.

(4)	The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.90%	0.25%	0.61%	1.76%
Class B	0.90	1.00	0.61	2.51
Class C	0.90	1.00	0.61	2.51

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.60% Administrative Fee paid by each class, and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$719	$1,074	$1,452	$2,509	$719	$1,074	$1,452	$2,509
Class B	754	1,082	1,535	2,576	254	782	1,335	2,576
Class C	354	782	1,335	2,846	254	782	1,335	2,846

Prospectus	11

NFJ International Value Fund	Ticker Symbols: AFJAX (Class A) AFJCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category International Stocks	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion Approximate Number of Holdings 40-60	Approximate Primary Capitalization Range Greater than $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in equity securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities. The Fund typically achieves its exposure to equity securities through investing in American Depositary Receipts (ADRs), but is not limited to investments in ADRs.

The portfolio managers use a value investing style focusing on equity securities of companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be the most undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A and C shares (3/31/05), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), advisory fees, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NFJ International Value Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	28.52%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/04–12/31/04)	15.25%

	Lowest (4/1/06–6/30/06)	-0.91%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund inception (1/31/03)(4)
Class A — Before Taxes(1)	22.91%	30.96%
Class A — After Taxes on Distributions(1)	21.88%	27.26%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	14.89%	24.86%
Class C	28.15%	31.94%
MSCI AC World Index ex USA(2)	26.65%	27.71%
Lipper International Multi-Cap Value Funds Average(3)	26.13%	26.73%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C will vary.

(2)

The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper International Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges and have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into consideration sales charges.

(4)	The Fund began operations on 1/31/03. Index comparisons begin on 1/31/03.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or Class C shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(3)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.61%	1.46%
Class C	0.60	1.00	0.61	2.21

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charge permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.60% Administrative Fee paid by each class and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem you shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$690	$986	$1,304	$2,200	$690	$986	$1,304	$2,200
Class C	324	691	1,185	2,544	224	691	1,185	2,544

Prospectus	13

RCM Biotechnology Fund	Ticker Symbols: RABTX (Class A) RBBTX (Class B) RCBTX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies in the biotechnology industry Approximate Number of Holdings 30–70	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the biotechnology industry. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not currently intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below $100 million. While the Fund currently expects that, under normal circumstances the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in non-U.S. securities and up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one non-U.S. or emerging market country). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies often employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Class D shares. The prior Class D performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

RCM Biotechnology Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	9.52%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	65.37%

	Lowest (1/1/01–3/31/01)	-34.54%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund inception (12/30/97)(5)
Class A — Before Taxes(1)	-7.38%	-2.83%	12.74%
Class A — After Taxes on Distributions(1)	-7.38%	-2.83%	11.72%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-4.80%	-2.38%	10.65%
Class B	-7.63%	-2.88%	12.69%
Class C	-3.70%	-2.47%	12.59%
S&P 500 Index(2)	15.79%	6.19%	5.96%
NASDAQ Biotechnology Index(3)	1.02%	-2.56%	11.36%
Lipper Health/Biotechnology Funds Average(4)	3.90%	3.46%	9.13%
(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The NASDAQ Biotechnology Index represents the largest and most actively traded NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.

(4)

The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in healthcare, medicine, and biotechnology. It does not take into consideration sales charges.

(5)	The Fund began operations on 12/30/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Class A	0.90%	0.25%	0.41%	1.56%
Class B	0.90	1.00	0.41	2.31
Class C	0.90	1.00	0.41	2.31
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Effective January 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.85%. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05% to 0.80%. These advisory fee reductions will continue until at least December 31, 2007.

(3)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(4)

Other Expenses reflects a 0.40% Administrative Fee paid by each class and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$700	$1,016	$1,353	$2,304	$700	$1,016	$1,353	$2,304
Class B	734	1,021	1,435	2,370	234	721	1,235	2,370
Class C	334	721	1,235	2,646	234	721	1,235	2,646

Prospectus	15

RCM Global Resources Fund	Ticker Symbols: ARMAX (Class A) ARMCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies Approximate Number of Holdings 25–75	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, wood products, paper products and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of  1/3 of its assets in non-U.S. securities and will invest in companies organized or headquartered in at least four countries including the United States.

The Fund’s portfolio manager will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals and pricing outlook. Stock selection and industry allocation will be based on specific commodity, end market and geographic exposure, operational and financial leverage as well as valuation.

The portfolio manager evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that the portfolio manager expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio manager may make use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging markets countries) that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk	• Emerging Markets Risk • Smaller Company Risk • Credit Risk • Currency Risk	• Derivatives Risk • Focused Investment Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A and C shares (3/31/06), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

RCM Global Resources Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	40.88%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/05–9/30/05)	26.58%

	Lowest (7/1/06–9/30/06)	-12.07%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (6/30/04)(5)
Class A — Before Taxes(1)	10.23%	27.81%
Class A — After Taxes on Distributions(1)	8.20%	24.34%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	7.67%	22.29%
Class C	14.73%	29.74%
MSCI World Index(2)	20.07%	16.24%
World Energy & Materials Composite(3)	22.00%	26.26%
Lipper Natural Resources Funds Average(4)	15.30%	29.48%
(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The World Energy & Materials Composite benchmark represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in the composite or in the index from which it is derived.

(4)

The Lipper Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and non-U.S. companies engaged in natural resources. It does not take into account sales charges.

(5)	The Fund began operations on 6/30/04. Index comparisons begin on 6/30/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A and C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(3)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.70%	0.25%	0.52%	1.47%
Class C	0.70	1.00	0.52	2.22
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.50% Administrative Fee paid by each class, and approximately 0.02% in trustees’ and miscellaneous expenses incurred by Class A and Class C shares, each during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class A and Class C of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$691	$989	$1,309	$2,211	$691	$989	$1,309	$2,211
Class C	325	694	1,190	2,554	225	694	1,190	2,554

Prospectus	17

RCM Global Small-Cap Fund	Ticker Symbols: RGSAX (Class A) RGSBX (Class B) RGSCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Smaller capitalization equity securities Approximate Number of Holdings 75–150	Approximate Primary Capitalization Range Same as the MSCI World Small-Cap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. Under normal market conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of September 30, 2007 would permit the Fund to maintain a weighted-average market capitalization ranging from $618 million to $2.5 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its non-U.S. investments will normally be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest up to 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector, as well as in securities issued in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation, and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses Grassroots(sm) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• IPO Risk
• Issuer Risk	• Credit Risk	• Leveraging Risk
• Equity Securities Risk	• Currency Risk	• Liquidity Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Management Risk
• Emerging Markets Risk	• Focused Investment Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

RCM Global Small-Cap Fund (continued)

More Recent Return Information

1/1/07–9/30/07	11.64%
Highest and Lowest Quarter Returns

Highest (10/1/99–12/31/99)	64.67%

Lowest (7/1/01–9/30/01)	-26.43%

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund inception (12/31/96)(4)
Class A — Before Taxes(1)	13.63%	16.23%	15.21%	15.21%
Class A — After Taxes on Distributions(1)	13.63%	16.23%	13.88%	13.88%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	8.86%	14.33%	12.76%	12.76%
Class B	14.34%	16.55%	15.22%	15.22%
Class C	18.35%	16.75%	15.04%	15.04%
MSCI World Small-Cap Index(2)	17.20%	17.44%	9.87%	9.87%
Lipper Global Small-/Mid-Cap Growth Funds Average(3)	20.55%	13.77%	11.70%	11.70%
(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The Morgan Stanley Capital International World Small-Cap Index is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper Global Small-/Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 500th largest company in the S&P/Citigroup World Broad Market Index. It does not take into consideration sales charges.

(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses(4)
Class A	1.00%	0.25%	0.51%	1.76%
Class B	1.00	1.00	0.52	2.52
Class C	1.00	1.00	0.52	2.52
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.50% Administrative Fee paid by each class and approximately 0.01%, 0.02% and 0.02% in trustees’, interest, shareholder meeting/proxy and acquired fund fees expenses incurred by Class A shares, Class B shares and Class C shares, respectively, each during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

(4)

The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include acquired fund fees and expenses.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$720	$1,077	$1,457	$2,519	$720	$1,077	$1,457	$2,519
Class B	756	1,088	1,545	2,592	256	788	1,345	2,592
Class C	356	788	1,345	2,866	256	788	1,345	2,866

Prospectus	19

RCM Healthcare Fund	Ticker Symbols: RAGHX (Class A) RBGHX (Class B) RCGHX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies in the healthcare industry Approximate Number of Holdings 30-60	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the healthcare industry. The Fund may invest in U.S. and non-U.S. companies, and currently expects the majority of its non-U.S. investments will normally be in Asia and Western Europe. The Fund may invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million. The Fund may also invest a significant percentage of its assets in securities issued in initial public offerings (IPOs).

The Fund considers the healthcare industry to include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental and optical products. The Fund considers such companies to be principally engaged in the healthcare industry if they derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the healthcare sector, or, at least 50% of their assets are devoted to such activities.

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation, and interest rates that are used to help identify those regions and individual countries that are believed likely to offer the best investment opportunities. The portfolio manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Liquidity Risk
• Equity Securities Risk	• Emerging Markets Risk	• Management Risk
• Smaller Company Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• IPO Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables is based on the performance of the DRCM Fund’s Class D shares. The prior Class D performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

RCM Healthcare Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	10.44%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.40%

	Lowest (1/1/01–3/31/01)	-24.45%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund inception (12/31/96)(5)
Class A — Before Taxes(1)	-4.95%	0.64%	12.43%	12.43%
Class A — After Taxes on Distributions(1)	-4.95%	0.64%	10.94%	10.94%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-3.22%	0.54%	10.08%	10.08%
Class B	-5.18%	0.63%	12.39%	12.39%
Class C	-1.18%	1.01%	12.22%	12.22%
S&P 500 Index(2)	15.79%	6.19%	8.42%	8.42%
S&P 500 Health Care Index(3)	7.53%	1.68%	9.26%	9.26%
Lipper Health/Biotechnology Funds Average(4)	3.90%	3.46%	10.07%	10.07%
(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)

The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index. The S&P 500 Index replaced the Morgan Stanley Capital International (“MSCI”) World Healthcare Index as the Fund’s primary comparative index because the Adviser believes the S&P 500 Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2005, the average annual total returns of the MSCI World Healthcare Index for the 1 year, 5 years and “Fund Inception” periods were 9.43%, 0.01% and 8.88%, respectively.

(3)	The S&P 500 Health Care Index is a market capitalization weighted index that represents the health care sector performance of the S&P 500 Index. It is not possible to invest directly in the index.
(4)

The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities of domestic and foreign companies engaged in healthcare, medicine, and biotechnology. It does not take into account sales charges.

(5)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Class A	0.80%	0.25%	0.52%	1.57%
Class B	0.80	1.00	0.52	2.32
Class C	0.80	1.00	0.52	2.32

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s advisory fee has been reduced by 0.05%, to 0.75%. This advisory fee reduction will continue until at least December 31, 2007.
(3)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(4)

Other Expenses reflects a 0.50% Administrative Fee paid by each class and approximately 0.02% in interest, trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$701	$1,018	$1,358	$2,315	$701	$1,018	$1,358	$2,315
Class B	735	1,024	1,440	2,381	235	724	1,240	2,381
Class C	335	724	1,240	2,656	235	724	1,240	2,656

Prospectus	21

RCM International Growth Equity Fund	Ticker Symbols: RAIGX (Class A) RBIGX (Class B) RCIGX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 50–115	Approximate Primary Capitalization Range In excess of $1 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund invests in issuers organized or headquartered in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund primarily invests in companies with market capitalizations in excess of $1 billion. No more than 5% of the Fund’s assets shall be invested in companies with market capitalizations below $100 million. The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation, and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the annual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Allianz Funds

RCM International Growth Equity Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	18.02%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	41.18%

	Lowest (1/1/01–3/31/01)	-18.52%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)
	1 Year	5 Years	10 Years	Fund Inception (5/22/95)(5)
Class A — Before Taxes(1)	13.18%	8.34%	4.60%	6.70%
Class A — After Taxes on Distributions(1)	12.83%	8.03%	3.31%	5.26%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	8.57%	7.06%	3.33%	5.09%
Class B	13.96%	8.46%	4.64%	6.73%
Class C	17.98%	8.76%	4.41%	6.42%
MSCI EAFE Index(2)	26.34%	14.98%	7.71%	7.74%
MSCI EAFE Growth Index(3)	22.33%	12.27%	5.07%	5.17%
Lipper International Large Cap Growth Funds Average(4)	23.12%	10.97%	6.29%	7.18%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)   The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)   The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth”) is a widely recognized, unmanaged index of non-U.S. growth stock markets. The MSCI EAFE Growth is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(4)   The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into consideration sales charges.

(5)   The Fund began operations on 5/22/95. Index comparisons begin on 5/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.50%	0.25%	0.62%	1.37%
Class B	0.50	1.00	0.62	2.12
Class C	0.50	1.00	0.62	2.12

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.60% Administrative Fee paid by each class and 0.02% in trustees’, interest, miscellaneous and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$682	$960	$1,259	$2,106	$682	$960	$1,259	$2,106
Class B	715	964	1,339	2,171	215	664	1,139	2,171
Class C	315	664	1,139	2,452	215	664	1,139	2,452

Prospectus	23

RCM Technology Fund	Ticker Symbols: RAGTX (Class A) RBGTX (Class B) RCGTX (Class C)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies Approximate Number of Holdings 30–120	Approximate Primary Capitalization Range Greater than $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of technology companies. The Fund normally invests in companies organized or headquartered in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the United States, other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million, with no more than 15% of its assets in technology companies with market capitalizations below $100 million. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products, services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Composite Index is the Fund’s primary performance benchmark. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identity those regions and individual countries that are believed likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), as well as call options on indices and exchange-traded funds, and may otherwise utilize short sales, foreign currency exchange contracts, put and call options, stock index futures contracts and other derivative instruments. The Fund may invest in equity-linked securities. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

RCM Technology Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/07–9/30/07	24.68%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	82.58%

	Lowest (10/1/00–12/31/00)	-34.56%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/27/95)(5)
Class A — Before Taxes(1)	-1.16%	4.74%	13.93%	14.97%
Class A — After Taxes on Distributions(1)	-1.16%	4.74%	13.10%	14.19%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-0.75%	4.08%	11.97%	13.04%
Class B	-1.19%	4.79%	13.97%	15.01%
Class C	2.81%	5.11%	13.71%	14.69%
NASDAQ Composite Index(2)	9.52%	4.37%	6.46%	7.85%
Goldman Sachs Technology Index(3)	8.98%	1.05%	6.24%	8.69%
Lipper Science & Technology Fund Average(4)	7.20%	1.05%	6.80%	7.20%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
(3)

The Goldman Sachs Technology Index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.

(4)

The Lipper Science & Technology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology. It does not take into consideration sales charges.

(5)	The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)

The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.90%	0.25%	0.51%	1.66%
Class B	0.90	1.00	0.51	2.41
Class C	0.90	1.00	0.51	2.41

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3)

Other Expenses reflects a 0.45% Administrative Fee paid by each class and approximately 0.06% in interest, trustees’ and shareholder meeting/proxy expenses incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$709	$1,045	$1,403	$2,407	$709	$1,045	$1,403	$2,407
Class B	744	1,051	1,485	2,565	244	751	1,285	2,565
Class C	344	751	1,285	2,746	244	751	1,285	2,746

Prospectus	25

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized alphabetically in this section. Each Fund may be subject to additional principal risks and risks other than those described below or in its Fund Summary because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in any of the Funds.

Credit Risk

All of the Funds may be subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a

26	Allianz Funds

limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a fund that focuses its investments in a certain type of issuer (i.e., biotechnology, healthcare, and/or technology issuers) is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Natural Resources Related Risk.  Funds that make significant investments in the natural resources sectors will be subject to the risk factors particular to each such sector. The natural resources sectors can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Specifically, cyclical industries can be significantly affected by the level and volatility of commodity prices, import controls, worldwide competition, changes in consumer sentiment and spending and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Healthcare Related Risk.  Funds that make significant investments in the healthcare sector will be subject to risks particular to that sector, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

Technology Related Risk.  Funds that make significant investments in the technology sector will be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

The Funds may from time to time invest a substantial portion of their assets in these and other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Prospectus	27

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic

28	Allianz Funds

developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with non-U.S. investments. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in non-U.S. securities.

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Additional Risks of Investing in the Funds

In addition to the risks described above, certain of the Funds are newly formed and therefore have a limited or no history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Adviser and its investment management affiliates had approximately $781.3 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Advisers in return for their services.

Prospectus	29

During the most recently completed fiscal year (except as noted), the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM International Growth Equity Fund	0.50%
NACM International and NFJ International Value Funds	0.60%
NACM Global and RCM Global Resources Funds	0.70%
RCM Healthcare Fund*	0.78%
RCM Biotechnology Fund**	0.88%
RCM Technology, NACM Emerging Markets Opportunities and NACM Pacific Rim Funds	0.90%
RCM Global Small-Cap Fund	1.00%

*	As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s 0.80% advisory fee has been reduced by 0.05%, to 0.75%. The Fund’s advisory fee shown in this chart represents a blend of these rates. This advisory fee reduction will continue until at least December 31, 2007.
**	As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s 0.90% advisory fee was reduced by 0.05% to 0.85%. The Fund’s advisory fee shown in this chart represents a blend of these rates. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05% to 0.80%. These advisory fee reductions will continue until at least December 31, 2007.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund and the portfolio management agreement between Allianz Global Fund Management and each respective Sub-Adviser is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2006.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. The Administrator, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Administrator exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs generally increases as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee and which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Class A, B and C shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares):

Fund	Administrative Fees
RCM Biotechnology Fund	0.40%
RCM Technology Fund	0.45%
NACM Global, RCM Healthcare, RCM Global Resources and RCM Global Small-Cap Funds	0.50%
NACM International, NACM Pacific Rim, NFJ International Value, RCM International Growth Equity and NACM Emerging Markets Opportunities Funds	0.60%

The Administrative Fee rate for each Fund (except the RCM Technology Fund) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. The Administrative Fee rate for the RCM Technology Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing

30	Allianz Funds

trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account, charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or, the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*	Fund(s)
RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Biotechnology, RCM Global Resources, RCM Global Small-Cap, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds (the “RCM Funds”)
NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	NFJ International Value Fund
Nicholas-Applegate Capital Management LLC (“NACM” or “Nicholas-Applegate”) 600 West Broadway San Diego, CA 92101	NACM Emerging Markets Opportunities, NACM Global, NACM International and NACM Pacific Rim Funds (the “NACM Funds”)

*	Each Sub-Adviser is affiliated with the Adviser.

The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

RCM

Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz SE and an affiliate of Allianz. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2007, RCM had approximately $20.4 billion in assets under management. RCM provides advisory services to mutual funds and institutional accounts.

The individuals at RCM listed below have or share primary responsibility for managing the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
RCM Biotechnology Fund	Ken H. Tsuboi, CFA*	2006	Director and Senior Research Analyst. Mr. Tsuboi joined RCM in 1996 and became a member of RCM’s Healthcare Team in 2000. In 2005, Mr. Tsuboi was promoted to Head of RCM’s Healthcare Team. From 1996-2000, Mr. Tsuboi was an Asset-Backed Analyst for RCM’s fixed income team. Prior to joining RCM, he was a Senior Portfolio Strategist at Payden & Rygel. Mr. Tsuboi began his career in 1987 with Morgan Stanley.

	Paul A. Wagner, PhD, CFA*	2007

Research Analyst, Biotechnology. Mr. Wagner joined RCM in 2006 with over seven years of experience. He joined RCM from PDL BioPharma, where he worked in corporate and business development. Prior to PDL BioPharma, He was a vice president and senior equity research analyst in the biotechnology sector at Lehman Brothers. He has a PhD in Chemistry from the California Institute of Technology. He received his BS in Chemistry from the University of Wisconsin. Paul is a CFA charterholder.

Prospectus	31

Fund	Portfolio Managers	Since	Recent Professional Experience

RCM Global Resources Fund	Paul D. Strand, CFA	2004 (Inception)	Vice President, Research Analyst/Sector Fund Manager, Energy and Portfolio Manager of the RCM Global Resources Fund. Mr. Strand joined RCM in 2003 and is responsible for integrated oil, oil and gas production, oil services, independent refiners and coal within the energy sector. Prior to joining RCM in 2003, he worked as a Senior Equity Analyst at Advantus Capital Management for 4 years, covering energy and consumer staples.

RCM Global Small-Cap Fund	Thomas J. Ross	2002	Director, Chief Investment Officer and Senior Portfolio Manager for both the U.S. and International Small-Cap strategies. Prior to transferring to RCM in San Francisco in 2001, Thomas was a senior analyst and portfolio manager with Dresdner Bank’s dit subsidiary located in Frankfurt Germany for 10 years, managing a variety of global portfolios, including the dit Technology, Multimedia, Software, and Biotechnology Funds.

RCM Healthcare Fund	Michael Dauchot, MD, CFA (Lead)	1999-2004; 2005

Senior Research Analyst & Lead Portfolio Manager, Healthcare. Michael re-joined RCM in 2005 as Senior Research Analyst and Lead Portfolio Manager of the Healthcare Fund. Michael first joined RCM in 1999, and served as a Senior Research Analyst and Sector Fund Manager in the health care group, focusing on medical technology and emerging pharmaceuticals. In 2004, he entered the hedge fund industry, joining Pequot Capital Management as a Principal and Healthcare Analyst. Prior to RCM, he was a junior research analyst in the health care industry at BancBoston Robertson Stephens, where he also specialized in medical technology and diagnostic companies. He graduated from Case Western Reserve University, Phi Beta Kappa and Magna Cum Laude, with a degree in Chemistry before earning his M.D. from the University of Cincinnati College of Medicine. Dr. Dauchot earned his MBA from the J.L. Kellogg School of Management at Northwestern University.

	Ken Tsuboi, CFA	2007	See above.

RCM International Growth Equity Fund	Ara Jelalian	2005	Director, Portfolio Manager for International and Global Equities. Prior to joining RCM in 1998, Mr. Jelalian spent 7 years with Capital Resources (formerly SEI Capital Resources) where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, Mr. Jelalian spent 7 years as an International Economist with First Chicago Corporation.

RCM Technology Fund	Walter C. Price, Jr. CFA*	1995 (Inception)	Managing Director, Senior Analyst and Co-Portfolio Manager of the RCM Technology Fund. He joined RCM in 1974 as a senior securities analyst in technology and became a principal in 1978.

	Huachen Chen, CFA*	1995 (Inception)	Senior Portfolio Manager and Co-Portfolio Manager of the RCM Technology Fund. Mr. Chen joined RCM as an analyst in 1984, and became a principal in 1994. At RCM, he has provided analytical coverage of many sectors within technology, as well as the electrical equipment and multi-industry areas.

*	Individuals have joint responsibility for the day-to-day management of the Fund.

NFJ

NFJ provides advisory services to mutual funds and institutional accounts, and non-discretionary advisory services to managed account programs. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets (including discretionary and non-discretionary accounts) as of September 30, 2007, of approximately $40.6 billion.

Each NFJ investment strategy is supported by a team of investment professionals. Every core team responsible for a Fund consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of each Fund, who are primarily responsible for the Fund’s day-to-day management, are listed below:

Fund	Portfolio Managers	Since	Recent Professional Experience
NFJ International Value Fund	Benno J. Fischer (Lead)	2003 (Inception)	Managing Director and founding partner of NFJ. He has over 41 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager of NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark Dodge.

	R. Burns McKinney	2006	Portfolio Manager at NFJ. He has over 10 years’ experience in equity research, financial analysis and investment banking. Prior to joining NFJ in 2006, he was an equity analyst covering the energy sector for Evergreen Investments. Prior to joining Evergreen Investments in 2004, Mr. McKinney spent one year as an equity analyst at Derby Capital Management. From 2001 to 2003, Mr. McKinney studied for his Masters in Business Administration at the Wharton School of Business. Prior to 2001, Mr. McKinney was an investment banking analyst at Alex Brown & Sons, a Vice President in equity research at Merrill Lynch and an equity analyst at Morgan Stanley. He is a CFA charterholder.

	Chris Najork	2003 (Inception)	Managing Director and founding partner of NFJ. He has over 38 years’ experience encompassing equity research and portfolio management. Prior to the formation of NFJ in 1989, he was a Senior Vice President, Senior Portfolio Manager and analyst at NationsBank, which he joined in 1974.

	Thomas W. Oliver	2006	Portfolio Manager at NFJ. He has over 10 years’ experience in accounting, reporting and financial analysis. Prior to joining NFJ in 2005, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver was an auditor with Deloitte & Touche. He is a CPA.

32	Allianz Funds

Prior to April 1, 2005, Messrs. Najork and Fischer managed the NFJ International Value Fund in their capacities as officers of the Trust.

NACM

Organized in 1984, Nicholas-Applegate provides advisory services primarily to mutual funds, closed-end funds and institutional accounts. As of September 30, 2007, Nicholas-Applegate had approximately $14.8 billion in assets under management.

The individuals at Nicholas-Applegate listed below have or share primary responsibility for the day-to-day management of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras, CFA, is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm, including those performed for the Funds. He is also a Portfolio Manager for the International Growth portfolios and a member of the Executive Committee. Prior to joining Nicholas-Applegate in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000 Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has 19 years of investment management experience.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Emerging Markets Opportunities Fund	Kunal Ghosh	2007

Senior Vice President and Portfolio Manager for the Nicholas-Applegate International Systematic strategies. Prior to joining Nicholas-Applegate in 2006, Mr. Ghosh was a research associate and portfolio manager at Barclays Global Investors from 2003 to 2006. Prior to joining Barclays Global Investors in 2003, Mr. Ghosh spent one year as a quantitative analyst for the Cayuga Hedge Fund and three years as an engineer at Delphi Corporation (formerly Delphi Automotive Systems). He has 4 years of investment experience.

	Steven Tael, Ph.D., CFA	2007

Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2005, Mr. Tael was a research analyst for eight years at Mellon Capital Management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. He has 11 years of investment experience.

NACM Global Fund	Pedro Marcal	2002 (Inception)	Senior Vice President, Asset Allocation Committee Member and Portfolio Manager for the Nicholas-Applegate Global Equities strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. He has 18 years’ total investment management experience including positions with A.B. Laffer & Associates as an economist and A-Mark Precious Metals as a precious metals trader.

	Christopher A. Herrera	2006

Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies. Prior to joining Nicholas-Applegate in 2000, Mr. Herrera worked as an intern on the firm’s international team while completing his M.B.A. degree. He was previously an analyst in the Investment Banking division of Lehman Brothers. He has 11 years of investment experience.

	Nelson Shing	2007

Senior Vice President and Investment Analyst for Nicholas-Applegate U.S. Value strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he was an analyst with Pequot Capital Management, Inc. (from 2001-2003), Morgan Stanley Investment Management, Inc. (from 2000-2001), C. Blair Asset Management, L.P. (1999) and Credit Suisse First Boston (from 1997-1999). He has 10 years of investment industry experience.

NACM International Fund	Horacio A. Valeiras, CFA	2006	See above.

	Steven Tael, Ph.D., CFA	2006	See above.

	Kunal Ghosh	2006	See above.

NACM Pacific Rim Fund	Pedro Marcal	2007	See above.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Because RCM is not wholly-owned by Allianz, the Exemptive Order does not apply to Funds sub-advised by RCM. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee the Funds’ sub-advisers and to recommend their hiring, termination and replacement.

Prospectus	33

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

34	Allianz Funds

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of each Fund in this Prospectus (except the NACM Emerging Markets Opportunities, NACM International, NFJ International Value and RCM Global Resources Funds, which offer only Class A and Class C shares). Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•

Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•

Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of 1% if you redeem Class C shares during the first eighteen months (the first year for the RCM Biotechnology Fund) after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

Prospectus	35

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales Charge—Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Funds (other than the PIMCO Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

36	Allianz Funds

*For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Guide for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of the Adviser, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Class B and Class C Shares

As discussed above, Class B and Class C shares are not subject to an initial sales charge.

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Contingent Deferred Sales Charges (CDSCs) Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares of any Fund (except the RCM Biotechnology Fund) within the first eighteen months after purchase, you will pay 1% CDSC. For Class C shares of the RCM Biotechnology Fund, the 1% CDSC is charged for the first twelve months after purchase.

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC for shares purchased after December 31, 2001:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are Calculated Shares Purchased On or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions of if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

38	Allianz Funds

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

Shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this sub-section only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or

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provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

40	Allianz Funds

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

Allianz Funds and PIMCO Funds Shareholders' Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

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Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC, redemption fee or other fee. NAVs are ordinarily determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer before the NAV has been calculated and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares

You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Trust.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

42	Allianz Funds

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans and asset based fee programs, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your Allianz Funds and PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds. In addition, you may exchange your Class A shares of any Fund for Class A shares of Allianz RCM Global EcoTrendsSM Fund (the “RCM EcoTrendsSM Fund”), a closed-end “interval” fund for which the Adviser serves as investment manager and RCM and its affiliate, Allianz Global Investors Advisory GmbH, serve as sub-advisers. This exchange privilege may in the future be extended to other interval funds that may be established and managed by the Adviser and its affiliates. See “Exchanges for Interval Funds” below. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 7 days after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs (without a sales charge), minus any Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class B and Class C shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

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Exchanges for Interval Funds. As noted above, you may exchange your Class A shares of any Fund for Class A shares of the RCM EcoTrendsSM Fund and possibly, in the future, other “interval” funds that may be established and managed by the Adviser and its affiliates. Like other exchanges, your shares of a Fund will be exchanged for shares of the RCM EcoTrendsSM Fund or another interval fund on the basis of their respective NAVs, minus any Redemption Fee applicable to your investment in the Fund, next calculated after your exchange order is received by the Distributor. Unlike the Funds and other open-end investment companies, the RCM EcoTrendsSM Fund and other interval funds do not allow for daily redemptions, and instead make quarterly offers to repurchase from 5% to 25% of their shares at net asset value. Further, unlike many closed-end investment companies, shares of interval funds are not publicly traded and there is generally no secondary market for their shares. Therefore, shares of interval funds have limited liquidity and you may not be able to sell or exchange such shares when and/or in the amount that you desire.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, high-yield securities and securities of issuers located in emerging markets that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of a Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of a Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

44	Allianz Funds

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

•

Directly from the Trust by written request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Prospectus	45

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30-day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

46	Allianz Funds

Limitations on Identifying Transactions Subject to the Redemption Fee.  The Funds may be limited in their ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Funds to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares held through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D, Class R, Administrative Class and Institutional Class shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Funds, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Funds may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

Waivers of Redemption Fees.  The Funds have elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);

•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);

•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;

•	redemptions or exchanges that are initiated by the sponsor of a wrap program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;

•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;

•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;

•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and

•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of a Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the same Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; and 5) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee

Prospectus	47

would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

48	Allianz Funds

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Fund	At Least Annually	Quarterly
NFJ International Value Fund		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

•

Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total

Prospectus	49

distributions during a taxable year in an amount that exceeds such Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to you, up to the amount of your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

•

A Note on Non-U.S. Investments.  A Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You may be able to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•

Backup Withholding.  The Funds generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Funds with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more

50	Allianz Funds

strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if his judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Non-U.S. Securities

The Funds may invest in non-U.S. securities. The Funds (other than the RCM Funds) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). For the RCM Funds, RCM considers non-U.S. securities to include the following types of equity and equity-linked securities (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. RCM expects that these Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges. However, each such RCM Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets, when RCM believes that such securities are not publicly traded either in the U.S. or non-U.S. markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities

Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in, developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s). Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Natural Resources.  Funds that concentrate their investments in companies in the natural resources industries—including, but not limited to, the industry sub-sectors involving cyclical commodities, energy, paper and forest products, precious metals and utilities, will be subject to the risks particularly effecting natural resources companies. The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

The cyclical industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls and worldwide competition. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in cyclical industries can adversely affect those industries. Furthermore, a company in the cyclical industries can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

The energy industry can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other government regulations.

The paper and forest products industry can be significantly affected by the health of the economy, worldwide production capacity, and interest rates, which can affect product pricing, costs, and operating margins. These variables can also affect the level of industry and consumer capital spending for paper and forest products.

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The utilities industry can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel, and natural resource conservation.

The precious metals industry can be significantly affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. These factors may cause substantial price fluctuations for precious metals over short periods of time. The prices of precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious-metals related businesses.

Healthcare Sector. Funds that concentrate their investments in the healthcare sector will be subject to risks particular to that sector, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

Technology Sector. Funds that concentrate their investments in the technology sector will be subject to risks particular to that sector such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

Derivatives

Unless otherwise stated in the Fund Summaries, the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

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Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered or “naked” options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more of non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

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Fixed Income Securities

As used in this prospectus, the term “fixed income securities” includes: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the Fund Summaries, the Funds may invest in derivatives based on fixed income securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Funds’ limitation to invest not more than 15% of its total assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Credit Ratings and Unrated Securities

A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in

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credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if their Sub-Advisers determine that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating rate debt instruments (“floaters”) or engages in credit spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral, though the Fund generally also bears the risk of loss associated with investment of the collateral. See the Trust’s Statement of Additional

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Information for more detail. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which currently is an affiliate of the Adviser. Collateral from loans of portfolio securities may be invested in a pooled investment vehicle that is managed by, and pays fees to, an affiliate of the Adviser.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

58	Allianz Funds

Investment in Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Investment in Other Investment Companies

Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that have recently changed Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the NACM Global, NACM International, RCM Global Resources, RCM Healthcare and RCM Technology Funds had a portfolio turnover rate in excess of 100%. Other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of each of the NACM Funds and the NFJ International Value Fund described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. In addition, it is a fundamental policy that may not be changed without shareholder approval that the RCM Global Small-Cap and RCM Technology Funds must each invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the NACM Emerging Markets Opportunities, NACM Pacific Rim, RCM Biotechnology, RCM Global Small-Cap, RCM Healthcare, RCM

Prospectus	59

International Growth Equity and RCM Technology Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 (which policies are set forth in the Statement of Additional Information) and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, placement warrants or other structured products.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(SM) Research in addition to their traditional research activities. Grassroots(SM) Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

60	Allianz Funds

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Prospectus	61

Financial Highlights

The financial highlights table below is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund since each class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NACM Emerging Markets Opportunities Fund
Class A
08/21/2006 – 06/30/2007	$20.13	$(0.06)	$10.38	$10.32	$—	$—
Class C
08/21/2006 – 06/30/2007	20.13	(0.22)	10.34	10.12	—	—
NACM Global Fund
Class A
06/30/2007	$17.47	$— (g)	$4.21	$4.21	$—	$(1.02)
06/30/2006	15.43	0.03	2.69	2.72	—	(0.68)
06/30/2005	14.23	—	1.80	1.80	—	(0.61)
06/30/2004	11.71	(0.03)	3.49	3.46	—	(0.95)
07/19/2002 – 06/30/2003	10.00	(0.06)	1.80	1.74	(0.03)	—
Class B
06/30/2007	16.94	(0.13)	4.05	3.92	—	(1.02)
06/30/2006	15.09	(0.09)	2.62	2.53	—	(0.68)
06/30/2005	14.03	(0.10)	1.76	1.66	—	(0.61)
06/30/2004	11.64	(0.14)	3.47	3.33	—	(0.95)
07/19/2002 – 06/30/2003	10.00	(0.12)	1.79	1.67	(0.03)	—
Class C
06/30/2007	16.98	(0.13)	4.06	3.93	—	(1.02)
06/30/2006	15.13	(0.11)	2.64	2.53	—	(0.68)
06/30/2005	14.05	(0.10)	1.78	1.68	—	(0.61)
06/30/2004	11.66	(0.15)	3.48	3.33	—	(0.95)
07/19/2002 – 06/30/2003	10.00	(0.12)	1.78	1.66	—	—
NACM International Fund
Class A
06/30/2007	$21.84	$0.34	$4.98	$5.32	$(0.10)	$(0.98)
06/30/2006	16.24	0.34	5.92	6.26	(0.15)	(0.51)
10/29/2004 – 06/30/2005	14.81	0.32	1.20	1.52	(0.09)	—
Class C
06/30/2007	21.65	0.17	4.91	5.08	— (g)	(0.98)
06/30/2006	16.17	0.19	5.89	6.08	(0.09)	(0.51)
10/29/2004 – 06/30/2005	14.81	0.27	1.17	1.44	(0.08)	—
NACM Pacific Rim Fund
Class A
06/30/2007	$14.08	$(0.03)	$4.78	$4.75	$—	$(1.07)
06/30/2006	9.97	—	4.58	4.58	(0.04)	(0.44)
06/30/2005	9.23	0.01	0.86	0.87	—	(0.13)
06/30/2004	6.28	(0.03)	2.94	2.91	—	—
07/31/2002 – 06/30/2003	6.86	0.02	(0.60)	(0.58)	—	—
Class B
06/30/2007	13.77	(0.15)	4.65	4.50	—	(1.07)
06/30/2006	9.80	(0.10)	4.50	4.40	— (g)	(0.44)
06/30/2005	9.14	(0.06)	0.85	0.79	—	(0.13)
06/30/2004	6.26	(0.10)	2.94	2.84	—	—
07/31/2002 – 06/30/2003	6.86	—	(0.60)	(0.60)	—	—
Class C
06/30/2007	13.69	(0.15)	4.63	4.48	—	(1.07)
06/30/2006	9.75	(0.10)	4.47	4.37	— (g)	(0.44)
06/30/2005	9.09	(0.06)	0.85	0.79	—	(0.13)
06/30/2004	6.23	(0.10)	2.92	2.82	—	—
07/31/2002 – 06/30/2003	6.86	(0.05)	(0.58)	(0.63)	—	—
NFJ International Value Fund
Class A
06/30/2007	$19.28	$0.47	$7.37	$7.84	$(0.34)	$(0.27)
06/30/2006	15.36	0.50	3.77	4.27	(0.21)	(0.15)
03/31/2005 – 06/30/2005	15.21	0.13	0.12	0.25	(0.10)	—
Class C
06/30/2007	19.20	0.31	7.32	7.63	(0.22)	(0.27)
06/30/2006	15.35	0.38	3.75	4.13	(0.14)	(0.15)
03/31/2005 – 06/30/2005	15.21	0.11	0.12	0.23	(0.09)	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 30.13%.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.
(e)	Effective May 1, 2005, the Fund paid an Advisory fee of 0.60%.
(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(g)	Amount less than $0.01 per share.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.23%.

62	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—	$—	(g)	$30.45		51.95%	$16,359	1.88	%*(m)	(0.27	)%*	77%

—	—	—	(g)	30.25		51.00	4,407	2.64	*(n)	(0.98	) *	77

$—	$(1.02)	$—	(g)	$20.66		24.75%	$13,501	1.46%		0.01%		102%
—	(0.68)	—	(g)	17.47		17.85	10,485	1.47	(h)	0.20		114
—	(0.61)	0.01		15.43		12.87	3,701	1.57	(f)	0.01		148
—	(0.95)	0.01		14.23		30.48	1,421	1.56		(0.21)		203
—	(0.03)	—		11.71		17.48	61	1.55	(b)	(0.56	) *	260

—	(1.02)	—	(g)	19.84		23.85	21,545	2.21		(0.70)		102
—	(0.68)	—	(g)	16.94		16.98	14,627	2.22	(i)	(0.52)		114
—	(0.61)	0.01		15.09		12.04	4,098	2.31	(f)	(0.71)		148
—	(0.95)	0.01		14.03		29.51	1,361	2.31		(1.06)		203
—	(0.03)	—		11.64		16.69	40	2.30	(c)	(1.18	) *	260

—	(1.02)	—	(g)	19.89		23.79	12,756	2.21		(0.73)		102
—	(0.68)	—	(g)	16.98		16.93	10,123	2.22	(i)	(0.64)		114
—	(0.61)	0.01		15.13		12.16	4,831	2.32	(f)	(0.71)		148
—	(0.95)	0.01		14.05		29.45	1,369	2.31		(1.09)		203
—	—	—		11.66		16.61	79	2.30	*(d)	(1.15	) *	260

$—	$(1.08)	$—	(g)	$26.08		24.88%	$382,549	1.49%		1.42%		166%
—	(0.66)	—	(g)	21.84		39.18	168,092	1.47		1.61		152
—	(0.09)	—		16.24		10.30	16,358	1.45	*	3.02	*	107

—	(0.98)	—	(g)	25.75		23.94	200,824	2.24		0.70		166
—	(0.60)	—	(g)	21.65		38.19	84,052	2.22		0.91		152
—	(0.08)	—		16.17		9.77	8,844	2.20	*	2.49	*	107

$—	$(1.07)	$—	(g)	$17.76		35.33%	$132,890	1.76%		(0.23)%		62%
—	(0.48)	0.01		14.08	(j)	46.50 (j)	79,631	1.77		0.02		96
—	(0.13)	—		9.97		9.49	23,351	1.94	(f)	0.10		101
—	—	0.04		9.23		46.97	18,824	1.87		(0.33)		118
—	—	—		6.28		8.45	168	1.89	*	0.29	*	264

—	(1.07)	—	(g)	17.20		34.27	48,908	2.51		(0.98)		62
—	(0.44)	0.01		13.77	(k)	45.39 (k)	34,395	2.52		(0.73)		96
—	(0.13)	—		9.80		8.70	9,844	2.69	(f)	(0.61)		101
—	—	0.04		9.14		46.01	7,101	2.61		(1.09)		118
—	—	—		6.26		(8.75)	79	2.64	*	(0.08	) *	264

—	(1.07)	—	(g)	17.10		34.33	102,990	2.51		(0.99)		62
—	(0.44)	0.01		13.69	(l)	45.31 (l)	68,962	2.52		(0.73)		96
—	(0.13)	—		9.75		8.75	17,268	2.69	(f)	(0.62)		101
—	—	0.04		9.09		45.91	12,661	2.61		(1.11)		118
—	—	—		6.23		(9.18)	141	2.64	*	(1.03	) *	264

$—	$(0.61)	$—	(g)	$26.51		41.29%	$299,476	1.46%		2.09%		26%
—	(0.36)	0.01		19.28		28.12	64,699	1.48		2.65		25
—	(0.10)	—		15.36		1.62	1,009	1.34	*(e)	3.51	*	61

—	(0.49)	—	(g)	26.34		40.19	156,470	2.21		1.36		26
—	(0.29)	0.01		19.20		27.14	35,186	2.22		2.01		25
—	(0.09)	—		15.35		1.52	351	2.03	*(e)	3.07	*	61

(j)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.08 and 46.50%, respectively.

(k)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.77 and 45.37%, respectively.

(l)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.69 and 45.31%, respectively.

(m)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.79%.
(n)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.56%.

Prospectus	63

Financial Highlights (continued)

Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Biotechnology Fund
Class A
06/30/2007	$23.30	$(0.32)	$1.89	$1.57	$—	$—
06/30/2006	24.60	(0.35)	(0.95)	(1.30)	—	—
06/30/2005	25.68	(0.35)	(0.74)	(1.09)	—	—
06/30/2004	21.24	(0.38)	4.81	4.43	—	—
06/30/2003	15.97	(0.26)	5.53	5.27	—	—
Class B
06/30/2007	22.54	(0.48)	1.81	1.33	—	—
06/30/2006	23.98	(0.53)	(0.91)	(1.44)	—	—
06/30/2005	25.21	(0.52)	(0.72)	(1.24)	—	—
06/30/2004	21.02	(0.55)	4.73	4.18	—	—
06/30/2003	15.92	(0.38)	5.48	5.10	—	—
Class C
06/30/2007	22.54	(0.48)	1.82	1.34	—	—
06/30/2006	23.98	(0.53)	(0.91)	(1.44)	—	—
06/30/2005	25.22	(0.52)	(0.73)	(1.25)	—	—
06/30/2004	21.02	(0.55)	4.74	4.19	—	—
06/30/2003	15.92	(0.39)	5.49	5.10	—	—
RCM Global Resources Fund
Class A
06/30/2007	$17.06	$(0.08)	$3.95	$3.87	$(0.02)	$(1.33)
03/31/2006 – 06/30/2006	16.42	— (d)	0.64	0.64	—	—
Class C
06/30/2007	17.03	(0.21)	3.91	3.70	(0.02)	(1.33)
03/31/2006 – 06/30/2006	16.42	(0.03)	0.64	0.61	—	—
RCM Global Small-Cap Fund
Class A
06/30/2007	$27.88	$(0.12)	$7.02	$6.90	$—	$—
06/30/2006	22.48	(0.14)	5.53	5.39	—	—
06/30/2005	19.63	(0.08)	2.92	2.84	—	—
06/30/2004	13.55	(0.11)	6.18	6.07	—	—
06/30/2003	13.24	(0.09)	0.40	0.31	—	—
Class B
06/30/2007	27.08	(0.34)	6.79	6.45	—	—
06/30/2006	21.99	(0.33)	5.41	5.08	—	—
06/30/2005	19.35	(0.23)	2.86	2.63	—	—
06/30/2004	13.45	(0.23)	6.12	5.89	—	—
06/30/2003	13.20	(0.17)	0.42	0.25	—	—
Class C
06/30/2007	27.07	(0.34)	6.79	6.45	—	—
06/30/2006	21.98	(0.34)	5.42	5.08	—	—
06/30/2005	19.34	(0.25)	2.88	2.63	—	—
06/30/2004	13.44	(0.24)	6.13	5.89	—	—
06/30/2003	13.19	(0.17)	0.42	0.25	—	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective April 1, 2005, the Administration fee was reduced by 0.10%.
(d)	Amount less than $0.01 per share.
(e)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.30 and (5.29)%, respectively.

(f)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.01)%, respectively.

(g)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.01)%, respectively.

(h)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.01%, respectively.

(i)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.05%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.08 and 23.14%, respectively.

(j)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.07 and 23.15%, respectively.

64	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—	$—	(d)	$24.87		6.74%		$9,768	1.54%		(1.28)%		60%
—	—	—	(d)	23.30	(e)	(5.29	) (e)	12,855	1.57		(1.36)		147
—	—	0.01		24.60		(4.21)		14,849	1.60	(b)	(1.44)		139
—	—	0.01		25.68		20.90		13,877	1.61		(1.58)		121
—	—	—		21.24		33.00		4,616	1.61		(1.45)		145

—	—	—	(d)	23.87		5.95		4,214	2.29		(2.03)		60
—	—	—	(d)	22.54	(f)	(6.05	) (f)	6,103	2.32		(2.11)		147
—	—	0.01		23.98		(4.88)		7,896	2.35	(b)	(2.20)		139
—	—	0.01		25.21		19.93		8,215	2.36		(2.32)		121
—	—	—		21.02		32.04		1,949	2.36		(2.20)		145

—	—	—	(d)	23.88		5.95		5,525	2.29		(2.03)		60
—	—	—	(d)	22.54	(g)	(6.01	) (g)	7,013	2.32		(2.11)		147
—	—	0.01		23.98		(4.92)		8,422	2.35	(b)	(2.20)		139
—	—	0.01		25.22		19.98		9,248	2.36		(2.32)		121
—	—	—		21.02		32.04		3,935	2.36		(2.19)		145

$—	$(1.35)	$0.01		$19.59		24.30%		$5,327	1.47%		(0.47)%		111%
—	—	—	(d)	17.06		3.90		1,290	1.45	*	0.03	*	128

—	(1.35)	0.01		19.39		23.30		4,525	2.22		(1.23)		111
—	—	—	(d)	17.03		3.71		736	2.20	*	(0.71	) *	128

$—	$—	$—	(d)	$34.78		24.75%		$98,080	1.76%		(0.39)%		80%
—	—	0.01		27.88	(h)	24.02	(h)	71,293	1.77		(0.52)		73
—	—	0.01		22.48		14.52		25,389	1.84	(c)	(0.38)		96
—	—	0.01		19.63		44.87		9,613	1.85		(0.63)		111
—	—	—		13.55		2.34		683	1.86		(0.78)		183

—	—	—	(d)	33.53		23.77		57,203	2.52		(1.16)		80
—	—	0.01		27.08	(i)	23.19	(i)	48,365	2.52		(1.28)		73
—	—	0.01		21.99		13.64		17,637	2.59	(c)	(1.11)		96
—	—	0.01		19.35		43.87		6,945	2.60		(1.29)		111
—	—	—		13.45		1.89		546	2.62		(1.44)		183

—	—	—	(d)	33.52		23.79		57,007	2.52		(1.13)		80
—	—	0.01		27.07	(j)	23.16	(j)	40,499	2.52		(1.32)		73
—	—	0.01		21.98		13.65		19,212	2.60	(c)	(1.22)		96
—	—	0.01		19.34		43.90		11,833	2.60		(1.35)		111
—	—	—		13.44		1.90		965	2.62		(1.48)		183

Prospectus	65

Financial Highlights (continued)

Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Healthcare Fund
Class A
06/30/2007	$21.23	$(0.09)	$2.68	$2.59	$—	$—
06/30/2006	21.19	(0.11)	0.15	0.04	—	—
06/30/2005	20.80	(0.05)	0.44	0.39	—	—
06/30/2004	18.64	(0.18)	2.34	2.16	—	—
06/30/2003	16.24	(0.14)	2.54	2.40	—	—
Class B
06/30/2007	20.53	(0.25)	2.58	2.33	—	—
06/30/2006	20.64	(0.27)	0.16	(0.11)	—	—
06/30/2005	20.41	(0.21)	0.44	0.23	—	—
06/30/2004	18.43	(0.33)	2.31	1.98	—	—
06/30/2003	16.19	(0.26)	2.50	2.24	—	—
Class C
06/30/2007	20.53	(0.25)	2.59	2.34	—	—
06/30/2006	20.64	(0.27)	0.16	(0.11)	—	—
06/30/2005	20.42	(0.21)	0.43	0.22	—	—
06/30/2004	18.44	(0.33)	2.31	1.98	—	—
06/30/2003	16.20	(0.26)	2.50	2.24	—	—
RCM International Growth Equity Fund
Class A
06/30/2007	$12.69	$0.13	$2.71	$2.84	$(0.12)	$—
06/30/2006	9.96	0.08	2.82	2.90	(0.17)	—
06/30/2005	9.30	0.11	0.64	0.75	(0.09)	—
06/30/2004	7.41	0.04	1.95	1.99	(0.10)	—
06/30/2003	8.33	0.06	(0.92)	(0.86)	(0.06)	—
Class B
06/30/2007	12.45	0.02	2.66	2.68	(0.04)	—
06/30/2006	9.80	—	2.76	2.76	(0.11)	—
06/30/2005	9.19	0.03	0.64	0.67	(0.06)	—
06/30/2004	7.37	(0.02)	1.91	1.89	(0.08)	—
06/30/2003	8.30	—	(0.90)	(0.90)	(0.03)	—
Class C
06/30/2007	12.50	0.02	2.68	2.70	(0.04)	—
06/30/2006	9.81	(0.02)	2.79	2.77	(0.08)	—
06/30/2005	9.20	0.02	0.65	0.67	(0.06)	—
06/30/2004	7.37	(0.02)	1.92	1.90	(0.07)	—
06/30/2003	8.30	—	(0.90)	(0.90)	(0.03)	—
RCM Technology Fund
Class A
06/30/2007	$36.18	$(0.35)	$9.46	$9.11	$—	$—
06/30/2006	33.61	(0.44)	3.00	2.56	—	—
06/30/2005	32.53	(0.39)	1.46	1.07	—	—
06/30/2004	24.49	(0.47)	8.51	8.04	—	—
06/30/2003	20.66	(0.26)	4.09	3.83	—	—
Class B
06/30/2007	34.98	(0.64)	9.13	8.49	—	—
06/30/2006	32.75	(0.70)	2.92	2.22	—	—
06/30/2005	31.94	(0.55)	1.36	0.81	—	—
06/30/2004	24.22	(0.69)	8.41	7.72	—	—
06/30/2003	20.59	(0.41)	4.04	3.63	—	—
Class C
06/30/2007	34.97	(0.63)	9.11	8.48	—	—
06/30/2006	32.73	(0.70)	2.93	2.23	—	—
06/30/2005	31.91	(0.57)	1.38	0.81	—	—
06/30/2004	24.20	(0.69)	8.40	7.71	—	—
06/30/2003	20.60	(0.41)	4.01	3.60	—	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective April 1, 2005, the Administration fee was reduced by 0.10%.
(d)	Amount less than $0.01 per share.
(e)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.53 and (0.55)%, respectively.

(f)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.16 and 7.58%, respectively.

(g)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.96 and 6.74%, respectively.

(h)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.95 and 6.77%, respectively.

(i)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.23 and 0.17%, respectively.

66	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	(d)	$23.82		12.20%		$11,879	1.55%		(0.38)%	254%
—	—	—	(d)	21.23	(i)	0.19	(i)	14,526	1.57		(0.49)	280
—	—	—		21.19		1.88		18,752	1.60	(b)	(0.25)	210
—	—	—		20.80		11.59		14,308	1.62		(0.92)	257
—	—	—		18.64		14.78		4,892	1.60		(0.89)	151

—	—	—	(d)	22.86		11.35		6,183	2.30		(1.13)	254
—	—	—	(d)	20.53	(e)	(0.53	) (e)	8,043	2.32		(1.24)	280
—	—	—		20.64		1.13		9,725	2.35	(b)	(1.02)	210
—	—	—		20.41		10.74		9,427	2.37		(1.68)	257
—	—	—		18.43		13.84		3,684	2.35		(1.65)	151

—	—	—	(d)	22.87		11.34		5,554	2.30		(1.13)	254
—	—	—	(d)	20.53	(e)	(0.53	) (e)	7,444	2.32		(1.24)	280
—	—	—		20.64		1.08		9,875	2.35	(b)	(1.02)	210
—	—	—		20.42		10.74		9,859	2.37		(1.68)	257
—	—	—		18.44		13.83		3,051	2.35		(1.66)	151

$—	$(0.12)	$—	(d)	$15.41		22.43%		$21,738	1.37%		0.91%	52%
—	(0.17)	—	(d)	12.69		29.25		17,672	1.38		0.64	79
—	(0.09)	—		9.96		8.09		12,370	1.53	(c)	1.08	138
—	(0.10)	—		9.30		26.87		9,346	1.49		0.47	90
—	(0.06)	—		7.41		(10.28)		8,521	1.51		0.87	86

—	(0.04)	—	(d)	15.09		21.50		16,240	2.12		0.16	52
—	(0.11)	—	(d)	12.45		28.38		12,660	2.13		0.02	79
—	(0.06)	—		9.80		7.30		6,542	2.28	(c)	0.36	138
—	(0.08)	0.01		9.19		25.78		5,230	2.24		(0.18)	90
—	(0.03)	—		7.37		(10.86)		3,272	2.27		(0.05)	86

—	(0.04)	—	(d)	15.16		21.50		45,029	2.12		0.13	52
—	(0.08)	—	(d)	12.50		28.36		39,409	2.13		(0.17)	79
—	(0.06)	—		9.81		7.25		32,649	2.29	(c)	0.23	138
—	(0.07)	—		9.20		25.85		36,147	2.24		(0.27)	90
—	(0.03)	—		7.37		(10.85)		29,581	2.27		(0.05)	86

$—	$—	$—	(d)	$45.29		25.18%		$383,969	1.66%		(0.90)%	209%
—	—	0.01		36.18	(f)	7.65	(f)	328,815	1.64		(1.15)	272
—	—	0.01		33.61		3.32		293,550	1.71	(c)	(1.19)	238
—	—	—		32.53		32.83		82,736	1.76		(1.54)	206
—	—	—		24.49		18.54		28,449	1.76		(1.32)	237

—	—	—	(d)	43.47		24.24		66,220	2.41		(1.69)	209
—	—	0.01		34.98	(g)	6.84	(g)	117,008	2.39		(1.91)	272
—	—	—		32.75		2.54		161,675	2.40	(c)	(1.69)	238
—	—	—		31.94		31.87		7,585	2.50		(2.29)	206
—	—	—		24.22		17.63		1,651	2.50		(2.08)	237

—	—	—	(d)	43.45		24.25		174,303	2.41		(1.66)	209
—	—	0.01		34.97	(h)	6.84	(h)	192,675	2.39		(1.90)	272
—	—	0.01		32.73		2.57		219,872	2.40	(c)	(1.74)	238
—	—	—		31.91		31.86		13,199	2.50		(2.27)	206
—	—	—		24.20		17.48		2,244	2.50		(2.08)	237

Prospectus	67

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P.

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

• PIMCO

• NFJ Investment Group

• Cadence Capital Management

• RCM

• Nicholas-Applegate

• Oppenheimer Capital

www.allianzinvestors.com

This	cover is not part of the Prospectus

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 6/30/07. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2007. For information about any product, contact your financial advisor.        AZ015_19444

Filed pursuant to Rule 497(c)

File Nos. 33-36528 and 811-6161

Allianz Funds Prospectus

NOVEMBER 1, 2007

International/Sector Stock Funds

Share Class

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM International Growth Equity Fund

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Healthcare Fund

Allianz RCM Biotechnology Fund

This cover is not part of the Prospectus.

Allianz Funds Prospectus

International/Sector Stock Funds

Allianz Funds

November 1, 2007

Share Class D

This Prospectus describes 11 mutual funds offered by Allianz Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and the affiliated and unaffiliated investment management organizations which serve as sub-advisers. As of September 30, 2007, the Adviser and its investment management affiliates managed approximately $781.3 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. The information contained in the table is for summary purposes only and is qualified in its entirety by reference to the discussion contained in the individual Fund Summaries beginning on page 4. These Fund Summaries also contain other important characteristics of the Funds.

	Allianz Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Global Stock Funds	NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	75–125	All capitalizations
	RCM Global Small-Cap	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Same as the MSCI World Small Cap Index
International Stock Funds	NACM Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	125–150	All capitalizations
	NACM International	Maximum long-term capital appreciation	Companies located in the developed countries represented in the MSCI EAFE Index	100–150	All capitalizations
	NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations
	NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with market capitalizations greater than $1 billion	40–60	Greater than $1 billion
	RCM International Growth Equity	Long-term capital appreciation	Equity securities of companies worldwide	50–115	In excess of $1 billion
Sector-Related Stock Funds	RCM Biotechnology	Long-term capital appreciation	Equity securities of companies in the biotechnology industry	30–70	All capitalizations
	RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25-75	All capitalizations
	RCM Healthcare	Long-term capital appreciation	Equity securities of companies in the healthcare industry	30–60	All capitalizations
	RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The Fund Summaries of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their Fund Summaries. Some of the Funds are subject to capitalization criteria and percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

2	Allianz Funds

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Prospectus	3

NACM Emerging Markets Opportunities Fund	Ticker Symbol: AOTDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Emerging market stocks Approximate Number of Holdings 125–150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in the securities of companies that are tied economically to countries with emerging securities markets - that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may also invest in other equity securities, such as preferred stocks, convertible securities and warrants, and in equity-linked securities and fixed income securities. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers’ “emerging markets systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions, and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that is designed to exploit new excess return opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on August 18, 2006, when the Nicholas-Applegate Emerging Markets Opportunities Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to August 19, 2006, the bar chart, the information to its right and the Average Annual Total Returns table show performance for the NACM Fund. (The NACM Fund did not offer shares corresponding to the Fund’s Class D shares.) Performance information in the Average Annual Total Returns table also shows performance of Institutional Class shares of the NACM Fund and Class D shares of the Fund. The Class D performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees, advisory fees and other expenses paid by the Fund’s Class D shares. Although Institutional Class and Class D shares would have similar annual returns (because all of the Fund’s shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class and NACM Fund performance because of the higher expenses paid by Class D Shares. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual returns compare with the returns of a broad based securities market index and a performance average of other similar mutual funds. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

NACM Emerging Markets Opportunities Fund (continued)

Calendar Year Total Returns – Class D
	More Recent Return Information

	1/1/07–9/30/07	43.00%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/06–12/31/06)	18.94%

	Lowest (4/1/06–6/30/06)	-5.77%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	NACM Fund Inception (5/27/04)(4)
Class D — Before Taxes(1)	37.69%	41.59%
Class D — After Taxes on Distributions(1)	36.55%	40.80%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	24.39%	36.03%
MSCI Emerging Markets Index(2)	32.17%	36.99%
Lipper Emerging Markets Funds Average(3)	32.19%	35.85%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The MSCI Emerging Markets (“EM”) Index is a market capitalization-weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia. The MSCI EM Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper Emerging Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s Gross National Product per capita or other economic measures. It does not take into account sales charges.

(4)	The NACM Fund began operations on 5/27/04. Index comparisons begin on 5/31/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses(4)
Class D	0.90%	0.25%	0.79%	1.94%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement (subject to any applicable breakpoint) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Fund—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.19% in trustees, interest and miscellaneous expenses incurred by the class during its most recent fiscal year. See “Management of the Fund—Administrative Fees.”

(4)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class D	$197	$609	$1,047	$2,264

Prospectus	5

NACM Global Fund	Ticker Symbol: NGBDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of U.S. and non-U.S. companies Approximate Number of Holdings 75–125	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

NACM Global Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	17.34%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	18.26%

	Lowest (1/1/03–3/31/03)	-4.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund Inception (7/19/02)(4)
Class D — Before Taxes(1)	17.23%	20.40%
Class D — After Taxes on Distributions(1)	15.60%	18.74%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	11.70%	17.02%
MSCI ACWI Free Index(2)	20.95%	16.85%
Lipper Global Multi-Cap Growth Funds Average(3)	18.72%	16.28%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.70%	0.25%	0.51%	1.46%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$149	$462	$797	$1,746

Prospectus	7

NACM International Fund	Ticker Symbol: PNIDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index Approximate Number of Holdings 100–150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in the securities of companies located outside of the United States.

The portfolio managers’ “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers aim to exceed the returns of the benchmark through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that is designed to exploit new excess return opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to October 16, 2004, the bar chart and the information to its right show performance of Institutional Class shares of the NACM Fund. (The NACM Fund did not offer shares corresponding to the Fund’s Class D shares.) Performance information in the Average Annual Total Returns table also shows performance of Institutional Class shares of the NACM Fund and Class D shares of the Fund. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees, advisory fees and other expenses paid by the Fund’s Class D shares. Although Institutional Class and Class D shares would have similar annual returns (because all of the Fund’s shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class and NACM Fund performance because of the lower expenses paid by Institutional Class shares and shares of the NACM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual total returns compare with the returns of a broad based securities market index and a performance average of other similar mutual funds. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM International Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	9.86%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	22.14%

	Lowest (7/1/02–9/30/02)	-19.01%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)
	1 Year	5 Years	Since NACM Fund Inception (5/7/01)(4)
Class D — Before Taxes(1)	30.29%	20.59%	15.77%
Class D — After Taxes on Distributions(1)	28.47%	19.42%	14.73%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	19.91%	17.57%	13.32%
MSCI EAFE Index(2)	26.34%	14.98%	9.93%
Lipper International Multi-Cap Core Funds Average(3)	25.22%	14.36%	9.93%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Morgan Stanley Capital International Europe Australasia Far East (“MSCI-EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges and typically have 25% to 75% of their assets invested in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into consideration sales charges.

(4)	The Fund began operations on 5/7/01. Index comparisons begin on 4/30/01.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.60%	0.25%	0.64%	1.49%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.04% in trustees’, interest and shareholder meeting/proxy expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$152	$471	$813	$1,779

Prospectus	9

NACM Pacific Rim Fund	Ticker Symbol: PPRDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category International Stocks	Fund Focus Equity securities of Pacific Rim companies Approximate Number of Holdings 75–125	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers currently consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund’s assets among securities of issuers located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above-average growth of capital.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that the portfolio managers believe will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on July 20, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The information on the top of the next page provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the Fund’s Class D shares (7/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of Institutional Class shares of the NACM Fund. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NACM Pacific Rim Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	25.67%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	44.01%

	Lowest (4/1/98–6/30/98)	-23.63%
Calendar Year End (through 12/31)

Average Annual Total Returns (for the periods ended 12/31/06)

	1 Year	5 Years	Since NACM Fund Inception (12/31/97)(4)
Class D — Before Taxes(1)	19.60%	21.28%	15.12%
Class D — After Taxes on Distributions(1)	17.30%	20.55%	11.26%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	13.26%	18.58%	10.81%
MSCI Pacific Index(2)	12.20%	15.51%	7.00%
Lipper Pacific Region Funds Average(3)	19.85%	18.00%	9.29%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The Morgan Stanley Capital International (MSCI) Pacific Index is composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper Pacific Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities with primary trading markets or operations concentrated in the western Pacific Basin region or a single country within this region. It does not take into consideration sales charges.

(4)	The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.90%	0.25%	0.61%	1.76%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$179	$554	$954	$2,073

Prospectus	11

NFJ International Value Fund	Ticker Symbol: AFJDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category International Stocks	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion Approximate Number of Holdings 40–60	Approximate Primary Capitalization Range Greater than $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in equity securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities. The Fund typically achieves its exposure to equity securities through investing in American Depositary Receipts (ADRs), but is not limited to investments in ADRs.

The portfolio managers use a value investing style focusing on equity securities of companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be the most undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The bar chart, the information to its right and the Average Annual Total Returns table below, show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class D shares. For periods prior to the inception of Class D shares (3/31/05), performance information shown in the bar chart and tables is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the advisory fees, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NFJ International Value Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	28.55%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/04—12/31/04)	15.25%

	Lowest (4/1/06—6/30/06)	-0.89%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	Fund inception (1/31/03)(4)
Class D — Before Taxes(1)	30.11%	32.88%
Class D — After Taxes on Distributions(1)	28.99%	29.15%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	19.57%	26.59%
MSCI AC World Index ex USA(2)	26.65%	27.71%
Lipper International Multi-Cap Value Funds Average(3)	26.13%	26.73%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)

The Lipper International Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges and have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into consideration sales charges.

(4)	The Fund began operations on 1/31/03. Index comparisons begin on 1/31/03.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.60%	0.25%	0.61%	1.46%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fee” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)

Other Expenses reflects the portion of Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately .01% in trustees’, shareholder meeting/proxy and tax expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$149	$462	$797	$1,746

Prospectus	13

RCM Biotechnology Fund	Ticker Symbol: DRBNX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies in the biotechnology industry Approximate Number of Holdings 30–70	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the biotechnology industry. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not currently intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below $100 million. While the Fund currently expects that, under normal circumstances, the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in non-U.S. securities and up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one non-U.S. or emerging market country). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies often employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk	• Focused Investment Risk	• Management Risk
• Issuer Risk	• Currency Risk	• IPO Risk	• Smaller Company Risk
• Equity Securities Risk	• Derivatives Risk	• Leveraging Risk	• Turnover Risk
• Non-U.S. Investment Risk	• Emerging Markets Risk	• Liquidity Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

RCM Biotechnology Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	9.52%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99—12/31/99)	65.42%

	Lowest (1/1/01—3/31/01)	-34.52%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)
	1 Year	5 Years	Fund Inception (12/30/97)(5)
Class D — Before Taxes(1)	-2.03%	-1.74%	13.49%
Class D — After Taxes on Distributions(1)	-2.03%	-1.78%	12.46%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	-1.32%	-1.47%	11.34%
S&P 500 Index(2)	15.79%	6.19%	5.96%
NASDAQ Biotechnology Index(3)	1.02%	-2.56%	11.36%
Lipper Health/Biotechnology Funds Average(4)	3.90%	3.46%	9.13%

(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)

The NASDAQ Biotechnology Index represents the largest and most actively traded NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.

(4)

The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in healthcare, medicine, and biotechnology. It does not take into consideration sales charges.

(5)	The Fund began operations on 12/30/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
	Advisory Fees(2)	Distribution and/or Service (12b- 1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Class D	0.90%	0.25%	0.41%	1.56%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

Effective January 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.85%. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05% to 0.80%. These advisory fee reductions will continue until at least December 31, 2007.

(3)

The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement (subject to any applicable breakpoint) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(4)

Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

(5)

Estimate of expenses attributable to the Fund’s investment in one or more funds, including ETFs, that the Fund bears indirectly. The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund Fees and Expenses.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$159	$493	$850	$1,856

Prospectus	15

RCM Global Resources Fund	Ticker Symbol: ARMDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies Approximate Number of Holdings 25–75	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, wood products, paper products and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of  1/3 of its assets in non-U.S. securities and will invest in companies organized or headquartered in at least four countries including the United States.

The Fund’s portfolio manager will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals and pricing outlook. Stock selection and industry allocation will be based on specific commodity, end market and geographic exposure, operational and financial leverage as well as valuation.

The portfolio manager evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that the portfolio manager expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio manager may make use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging markets countries) that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart, the information to its right and the Average Annual Total Returns table below, show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class D shares. For periods prior to the inception of Class D shares (3/31/06), performance information shown in the bar chart and tables is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

RCM Global Resources Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	40.95%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/05–9/30/05)	26.57%

	Lowest (7/1/06–9/30/06)	-12.07%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)
	1 Year	Fund Inception (6/30/04)(5)
Class D — Before Taxes(1)	16.65%	30.74%
Class D — After Taxes on Distributions(1)	14.50%	27.18%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	11.91%	24.84%
MSCI World Index(2)	20.07%	16.24%
World Energy & Materials Composite(3)	22.00%	26.26%
Lipper Natural Resources Funds Average(4)	15.30%	29.48%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class Shares only. After-tax returns for Class D will vary.

(2) The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3) The World Energy & Materials Composite benchmark represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in the composite or in the index from which it is derived.

(4) The Lipper Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and non-U.S. companies engaged in natural resources. It does not take into account sales charges.

(5) The Fund began operations on 6/30/04. Index comparisons begin on 6/30/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and returned by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.70%	0.25%	0.52%	1.47%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement (subject to any applicable breakpoint) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)   Other Expenses reflects a the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, and approximately 0.02% in trustees’ and miscellaneous expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$150	$465	$803	$1,757

Prospectus	17

RCM Global Small-Cap Fund	Ticker Symbol: DGSNX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Smaller capitalization equity securities Approximate Number of Holdings 75–150	Approximate Primary Capitalization Range Same as the MSCI World Small Cap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index. Under normal market conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small Cap Index, which as of September 30, 2007, would permit the Fund to maintain a weighted-average market capitalization ranging from $618 million to $2.5 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its non-U.S. investments will normally be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest up to 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector, as well as in securities issued in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• IPO Risk
• Issuer Risk	• Credit Risk	• Leveraging Risk
• Equity Securities Risk	• Currency Risk	• Liquidity Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Management Risk
• Emerging Markets Risk	• Focused Investment Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the DRCM Fund’s Class D shares (3/10/99), performance information shown in the bar chart, the information to its right and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s total expenses are higher than the DRCM Fund’s historical total expenses. If the DRCM Fund had been subject to the Fund’s higher expenses, the performance results shown would have been lower. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

RCM Global Small-Cap Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	11.61%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	64.77%

	Lowest (7/1/01–9/30/01)	-26.46%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)(4)
Class D — Before Taxes(1)	20.24%	17.66%	16.04%	16.04%
Class D — After Taxes on Distributions(1)	20.24%	17.66%	14.69%	14.69%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	13.15%	15.63%	13.53%	13.53%
MSCI WSCI(2)	17.20%	17.44%	9.87%	9.87%
Lipper Global Small-/Mid-Cap Growth Funds Average(3)	20.55%	13.77%	11.70%	11.70%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The Morgan Stanley Capital International World Small Cap Index (“MSCI WSCI”) is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)   The Lipper Global Small-/Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 500th largest company in the S&P/Citigroup World Broad Market Index. It does not take into consideration sales charges.

(4)   The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of exchange price or amount redeemed)

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses(4)
Class D	1.00%	0.25%	0.51%	1.76%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement (subject to any applicable breakpoint) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.01% in trustees’, interest, shareholder meeting/proxy and acquired fund fees and expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

(4)   The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund Fees and Expenses.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$180	$557	$959	$2,084

Prospectus	19

RCM Healthcare Fund	Ticker Symbol: DGHCX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies in the healthcare industry Approximate Number of Holdings 30–60	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the healthcare industry. The Fund may invest in U.S. and non-U.S. companies, and currently expects the majority of its non-U.S. investments will normally be in Asia and Western Europe. The Fund may invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million. The Fund may also invest a significant percentage of its assets in securities issued in initial public offerings (IPOs).

The Fund considers the healthcare industry to include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental and optical products. The Fund considers such companies to be principally engaged in the healthcare industry if they derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the healthcare sector, or, at least 50% of their assets are devoted to such activities.

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation and interest rates that are used to help identify those regions and individual countries that are believed likely to offer the best investment opportunities. The portfolio manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Liquidity Risk
• Equity Securities Risk	• Emerging Markets Risk	• Management Risk
• Smaller Company Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• IPO Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The Fund’s total expenses are higher than the DRCM Fund’s historical total expenses. If the DRCM Fund had been subject to the Fund’s higher expenses, the performance results shown would have been lower. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

RCM Healthcare Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	10.44%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.42%

	Lowest (1/1/01–3/31/01)	-24.43%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)(5)
Class D — Before Taxes(1)	0.58%	1.79%	13.12%	13.12%
Class D — After Taxes on Distributions(1)	0.58%	1.79%	11.62%	11.62%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	0.38%	1.53%	10.72%	10.72%
S&P 500 Index(2)	15.79%	6.19%	8.42%	8.42%
S&P 500 Health Care Index(3)	7.53%	1.68%	9.26%	9.26%
Lipper Health/Biotechnology Funds Average(4)	3.90%	3.46%	10.07%	10.07%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index. The S&P 500 Index replaced the Morgan Stanley Capital International (“MSCI”) World Healthcare Index as the Fund’s primary comparative index because the Adviser believes the S&P 500 Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2005, the average annual total returns of the MSCI World Healthcare Index for the 1-year, 5-year and “Fund Inception” periods were 9.43%, 0.01% and 8.88%, respectively.

(3) The S&P 500 Health Care Index is a market capitalization weighted index that represents the health care sector performance of the S&P 500 Index. It is not possible to invest directly in the Index.

(4)   The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.

(5) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Class D	0.80%	0.25%	0.52%	1.57%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s advisory fee has been reduced by 0.05%, to 0.75%. This advisory fee reduction will continue until at least December 31, 2007.

(3)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(4)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.02% in trustees’, interest and shareholder meeting/proxy expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$160	$496	$855	$1,867

Prospectus	21

RCM International Growth Equity Fund	Ticker Symbol: DIENX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 50–115	Approximate Primary Capitalization Range In excess of $1 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund invests in issuers organized or headquartered in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund primarily invests in companies with market capitalizations in excess of $1 billion. No more than 5% of the Fund’s assets shall be invested in companies with market capitalizations below $100 million. The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the DRCM Fund’s Class D shares (3/10/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Allianz Funds

RCM International Growth Equity Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	18.00%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/98–12/31/98)	41.22%

	Lowest (1/1/01–3/31/01)	-18.45%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)
	1 Year	5 Years	10 Years	Fund Inception (5/22/95)(5)
Class D — Before Taxes(1)	19.79%	9.72%	5.35%	7.39%
Class D — After Taxes on Distributions(1)	19.34%	9.41%	4.08%	5.95%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	12.86%	8.29%	4.00%	5.72%
MSCI EAFE Index(2)	26.34%	14.98%	7.71%	7.74%
MSCI EAFE Growth Index(3)	22.33%	12.27%	5.07%	5.17%
Lipper International Large Cap Growth Funds Average(4)	23.12%	10.97%	6.28%	7.18%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(3)   The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth”) is a widely recognized, unmanaged index of non-U.S. growth stock markets. The MSCI EAFE Growth is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(4)   The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into consideration sales charges.

(5)   The Fund began operations on 5/22/95. Index comparisons begin on 5/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.50%	0.25%	0.62%	1.37%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement (subject to any applicable breakpoints) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.02% in interest, trustees’, miscellaneous and shareholder meeting/proxy expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$139	$434	$750	$1,646

Prospectus	23

RCM Technology Fund	Ticker Symbol: DGTNX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies Approximate Number of Holdings 30–120	Approximate Primary Capitalization Range Greater than $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of technology companies. The Fund normally invests in companies organized or headquartered in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the United States, other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million, with no more than 15% of its assets in technology companies with market capitalizations below $100 million. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products, services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Composite Index is the Fund’s primary performance benchmark. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identity those regions and individual countries that are believed likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may write call options on individual securities it does not hold in its portfolio (i.e., “naked” call options), as well as call options on indices and exchange-traded funds, and may otherwise utilize short sales, foreign currency exchange contracts, put and call options, stock index futures contracts and other derivative instruments. The Fund may invest in equity-linked securities. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Liquidity Risk
• Equity Securities Risk	• Emerging Markets Risk	• Management Risk
• Smaller Company Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• IPO Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. For periods prior to the inception of the DRCM Fund’s Class D shares (1/20/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s total expenses are higher than the DRCM Fund’s historical total expenses. If the DRCM Fund had been subject to the Fund’s higher expenses, the performance results shown would have been lower. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

RCM Technology Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/07–9/30/07	24.70%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	82.74%

	Lowest (10/1/00–12/31/00)	-34.54%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/06)
	1 Year	5 Years	10 Years	Fund inception (12/27/95)(5)
Class D — Before Taxes(1)	4.59%	5.92%	14.76%	15.77%
Class D — After Taxes on Distributions(1)	4.59%	5.92%	13.91%	14.96%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	2.98%	5.11%	12.73%	13.78%
NASDAQ Composite Index(2)	9.52%	4.37%	6.46%	7.85%
Goldman Sachs Technology Index(3)	8.98%	1.05%	6.24%	8.69%
Lipper Science & Technology Fund Average(4)	7.20%	1.05%	6.80%	7.20%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.

(3)   The Goldman Sachs Technology Index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.

(4)   The Lipper Science & Technology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology. It does not take into consideration sales charges.

(5)   The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.90%	0.25%	0.51%	1.66%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.70% per year under the administration agreement (subject to any applicable breakpoint) regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and approximately 0.06% in interest, trustees’ and shareholder meeting/proxy expenses incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$169	$523	$902	$1,965

Prospectus	25

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized alphabetically in this section. Each Fund may be subject to additional principal risks and risks other than those described below or in its Fund Summary because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on an investment in any of the Funds.

Credit Risk

All of the Funds may be subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such securities will be successful.

Emerging Markets Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

26	Allianz Funds

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a fund that focuses its investments in a certain type of issuer (i.e., biotechnology, healthcare, and/or technology issuers) is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Natural Resources Related Risk.  Funds that make significant investments in the natural resources sectors will be subject to the risk factors particular to each such sector. The natural resources sectors can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Specifically, cyclical industries can be significantly affected by the level and volatility of commodity prices, import controls, worldwide competition, changes in consumer sentiment and spending and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Healthcare Related Risk.  Funds that make significant investments in the healthcare sector will be subject to risks particular to that sector, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

Technology Related Risk.  Funds that make significant investments in the technology sector will be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

The Funds may from time to time invest a substantial portion of their assets in these and other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Prospectus	27

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Non-U.S. Investment Risk

A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent

28	Allianz Funds

that a Fund invests a significant portion of its assets in a particular currency or a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in non-U.S. securities.

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Additional Risks of Investing in the Funds

In addition to the risks described above, certain of the Funds are newly formed and therefore have a limited or no history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Adviser and its investment management affiliates had approximately $781.3 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Advisers in return for their services.

Prospectus	29

During the most recently completed fiscal year (except as noted), the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM International Growth Equity Fund	0.50%
NACM International and NFJ International Value Funds	0.60%
NACM Global and RCM Global Resources Funds	0.70%
RCM Healthcare Fund*	0.78%
RCM Biotechnology Fund**	0.88%
NACM Emerging Markets Opportunities and NACM Pacific Rim Funds	0.90%
RCM Technology Fund	0.90%
RCM Global Small-Cap Fund	1.00%

*	As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s 0.80% advisory fee has been reduced by 0.05%, to 0.75%. The Fund’s advisory fee shown in this chart represents a blend of these rates. This advisory fee reduction will continue until at least December 31, 2007.
**	As discussed above in the Fund Summary under “Fees and Expenses of the Fund,” effective January 1, 2007, the Fund’s advisory fee was reduced by 0.05%, to 0.85%. The Fund’s advisory fee shown in this chart represents a blend of these rates. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05% to 0.80%. These advisory fee reductions will continue until at least December 31, 2007.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund and the portfolio management agreement between Allianz Global Fund Management and each respective Sub-Adviser is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2006.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class D shareholders of each Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to Class D shares, with breakpoints at various asset levels. The Administrator, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Administrator exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs generally increases as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee and which may vary and affect the total level of expenses paid by Class D shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

The Administrator or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms’ services (at an annual rate generally not to exceed 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms, although payments with respect to shares in retirement plans are often higher).

Class D shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class D shares):

Fund	Administrative Fees
RCM Biotechnology Fund	0.65%
RCM Technology Fund	0.70%
NACM Global, RCM Global Small-Cap, RCM Global Resources and RCM Healthcare Funds	0.75%
NACM Emerging Markets Opportunities, NACM Pacific Rim, NACM International, NFJ International Value and RCM International Growth Equity Funds	0.85%

As described below under “12b-1 Plan for Class D Shares,” the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) which provides for the payment of up to 0.25% of the Administrative Fee rate set forth above as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the aggregate Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” (0.25%) and “Other Expenses” (the remainder of the Administrative Fee plus any additional “Other Expenses”). If none of the 0.25% authorized under the 12b-1 Plan for Class D Shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column reading “Other Expenses” would increase by 0.25% accordingly so that the total Administrative Fee remains the same.

The Administrative Fee rate for each Fund (except the RCM Technology Fund) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025%

30	Allianz Funds

to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. The Administrative Fee rate for the RCM Technology Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

12b-1 Plan for Class D Shares

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees are paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class D shares and may cost you more than other types of sales charges. The “Annual Fund Operating Expenses” tables in the Fund Summaries show the Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Other Expenses.” If none of the 0.25% authorized under the 12b-1 Plan for the Class D shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column captioned “Other Expenses” would increase by 0.25% accordingly, so that the total Administrative Fee would remain the same.

Payments to Financial Firms

Some or all of the servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the

Prospectus	31

financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Administrative Fees” above.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*	Fund(s)
Nicholas-Applegate Capital Management LLC (“NACM” or “Nicholas-Applegate”) 600 West Broadway San Diego, CA 92101	NACM Emerging Markets Opportunities, NACM Global, NACM International and NACM Pacific Rim Funds (the “NACM Funds”)
NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	NFJ International Value Fund
RCM Capital Management LLC (“RCM” ) 4 Embarcadero Center San Francisco, CA 94111	RCM Biotechnology, RCM Global Resources, RCM Global Small-Cap, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds (the “RCM Funds”)

*	Each Sub-Adviser is affiliated with the Adviser.

32	Allianz Funds

The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

Nicholas-Applegate

Organized in 1984, Nicholas-Applegate provides advisory services primarily to mutual funds, closed-end funds and institutional accounts. As of September 30, 2007, Nicholas-Applegate had approximately $14.8 billion in assets under management.

The individuals at Nicholas-Applegate listed below have or share primary responsibility for the day-to-day management of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras, CFA, is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm, including those performed for the Funds. He is also a Portfolio Manager for the International Growth portfolios and a member of the Executive Committee. Prior to joining Nicholas-Applegate in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000 Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has 19 years of investment management experience.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Emerging Markets Opportunities Fund	Kunal Ghosh	2007	Senior Vice President and Portfolio Manager for the Nicholas-Applegate International Systematic strategies. Prior to joining Nicholas-Applegate in 2006, Mr. Ghosh was a research associate and portfolio manager at Barclays Global Investors from 2003 to 2006. Prior to joining Barclays Global Investors in 2003, Mr. Ghosh spent one year as a quantitative analyst for the Cayuga Hedge Fund and three years as an engineer at Delphi Corporation (formerly Delphi Automotive Systems). He has 4 years of investment experience.

	Steven Tael, Ph.D., CFA	2007	Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2005, Mr. Tael was a research analyst for eight years at Mellon Capital Management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. He has 11 years of investment experience.

NACM Global Fund	Pedro Marcal	2002 (Inception)	Senior Vice President, Asset Allocation Committee Member and Portfolio Manager for the Nicholas-Applegate Global Equities strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. He has 18 years’ total investment management experience including positions with A.B. Laffer & Associates as an economist and A-Mark Precious Metals as a precious metals trader.

	Christopher A. Herrera	2006	Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies. Prior to joining Nicholas-Applegate in 2000, Mr. Herrera worked as an intern on the firm’s international team while completing his M.B.A. degree. He was previously an analyst in the Investment Banking division of Lehman Brothers. He has 11 years of investment experience.

	Nelson Shing	2007	Senior Vice President and Investment Analyst for Nicholas-Applegate U.S. Value strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he was an analyst with Pequot Capital Management, Inc. (from 2001-2003), Morgan Stanley Investment Management, Inc. (from 2000-2001), C. Blair Asset Management, L.P. (1999) and Credit Suisse First Boston (from 1997-1999). He has 10 years of investment industry experience.

NACM International Fund	Horacio A. Valeiras, CFA	2006	See above.

	Steven Tael, Ph.D, CFA	2006	See above.

	Kunal Ghosh	2006	See above.

NACM Pacific Rim Fund	Pedro Marcal	2007	See above.

NFJ

NFJ provides advisory services to mutual funds and institutional accounts, and non-discretionary advisory services to managed account programs. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets (including discretionary and non-discretionary accounts) as of September 30, 2007, of approximately $40.6 billion.

Prospectus	33

Each NFJ investment strategy is supported by a team of investment professionals. Every core team responsible for a Fund consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of each Fund, who are primarily responsible for the Fund’s day-to-day management, are listed below:

Fund	Portfolio Manager	Since	Recent Professional Experience
NFJ International Value Fund	Benno J. Fischer (Lead)	2003 (Inception)	Managing Director and founding partner of NFJ. He has over 41 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager of NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark Dodge.

	R. Burns McKinney	2006	Portfolio Manager at NFJ. He has over 10 years’ experience in equity research, financial analysis and investment banking. Prior to joining NFJ in 2006, he was an equity analyst covering the energy sector for Evergreen Investments. Prior to Joining Evergreen Investments in 2004, Mr. McKinney spent one year as an equity analyst at Derby Capital Management. From 2001 to 2003, Mr. McKinney studied for his Masters in Business Administration at the Wharton School of Business. Prior to 2001, Mr. McKinney was an investment banking analyst at Alex Brown & Sons, a Vice President in equity research at Merrill Lynch and an equity analyst at Morgan Stanley. He is a CFA charterholder.

	Chris Najork	2003 (Inception)	Managing Director and founding partner of NFJ. He has over 38 years’ experience encompassing equity research and portfolio management. Prior to the formation of NFJ in 1989, he was a Senior Vice President, Senior Portfolio Manager and analyst at NationsBank, which he joined in 1974.

	Thomas W. Oliver	2006	Portfolio Manager at NFJ. He has over 10 years’ experience in accounting, reporting and financial analysis. Prior to joining NFJ in 2005, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver was an auditor with Deloitte & Touche. He is a CPA.

Prior to April 1, 2005, Messrs. Najork and Fischer managed the NFJ International Value Fund in their capacities as officers of the Trust.

RCM

Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz SE and an affiliate of Allianz. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2007, RCM had approximately $20.4 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC. RCM provides advisory services to mutual funds and institutional accounts.

The individuals at RCM listed below have or share primary responsibility for managing the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
RCM Biotechnology Fund	Ken Tsuboi, CFA*	2006	Director and Senior Research Analyst. Mr. Tsuboi joined RCM in 1996 and became a member of RCM’s Healthcare Team in 2000. In 2005, Mr. Tsuboi was promoted to Head of RCM’s Healthcare Team. From 1996 to 2000, Mr. Tsuboi was an Asset-Backed Analyst for RCM’s fixed income team. Prior to joining RCM, he was a Senior Portfolio Strategist at Payden & Rygel. Mr. Tsuboi began his career in 1987 with Morgan Stanley.

	Paul A. Wagner, PhD, CFA*	2007

Research Analyst, Biotechnology. Mr. Wagner joined RCM in 2006 with over seven years of experience. Mr. Wagner joined RCM from PDL BioPharma, where he worked in corporate and business development. Prior to PDL BioPharma, Mr. Wagner was a vice president and senior equity research analyst in the biotechnology sector at Lehman Brothers. Mr. Wagner has a PhD in Chemistry from the California Institute of Technology. He received his BS in Chemistry from the University of Wisconsin. Mr. Wagner is a CFA charterholder.

RCM Global Resources Fund	Paul D. Strand, CFA	2004 (Inception)	Vice President, Research Analyst/Sector Fund Manager, Energy and Portfolio Manager of the RCM Global Resources Fund. Mr. Strand joined RCM in 2003 and is responsible for integrated oil, oil and gas production, oil services, independent refiners and coal within the energy sector. Prior to joining RCM in 2003, he worked as a Senior Equity Analyst at Advantus Capital Management for 4 years, covering energy and consumer staples.

RCM Global Small Cap Fund	Thomas J. Ross	2002	Director, Chief Investment Officer and Senior Portfolio Manager for both the U.S. and International Small Cap strategies. Prior to transferring to RCM in San Francisco in 2001, Mr. Ross was a senior analyst and portfolio manager with Dresdner Bank’s dit subsidiary located in Frankfurt Germany for 10 years, managing a variety of global portfolios, including the dit Technology, Multimedia, Software, and Biotechnology Funds.

RCM Healthcare Fund	Michael Dauchot, MD, CFA (Lead)	1999 – 2004; 2005

Senior Research Analyst & Lead Portfolio Manager, Healthcare. Mr. Dauchot re-joined RCM in 2005 as Senior Research Analyst and Lead Portfolio Manager of the Healthcare Fund. Mr. Dauchot first joined RCM in 1999, and served as a Senior Research Analyst and Sector Fund Manager in the health care group, focusing on medical technology and emerging pharmaceuticals. In 2004, he entered the hedge fund industry, joining Pequot Capital Management as a Principal and Healthcare Analyst. Prior to RCM, he was a junior research analyst in the health care industry at BancBoston Robertson Stephens, where he also specialized in medical technology and diagnostic companies. He graduated from Case Western Reserve University, Phi Beta Kappa and Magna Cum Laude, with a degree in Chemistry before earning his M.D. from the University of Cincinnati College of Medicine. Dr. Dauchot earned his MBA from the J.L. Kellogg School of Management at Northwestern University.

34	Allianz Funds

Fund	Portfolio Managers	Since	Recent Professional Experience
	Ken Tsuboi, CFA	2007	See above.

RCM International Growth Equity Fund	Ara Jelalian	2005	Director, Portfolio Manager for International and Global Equities. Prior to joining RCM in 1998, Mr. Jelalian spent 7 years with Capital Resources (formerly SEI Capital Resources) where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, Mr. Jelalian spent 7 years as an International Economist with First Chicago Corporation.

RCM Technology Fund	Walter C. Price, Jr. CFA*	1995 (Inception)	Managing Director, Senior Analyst and Co-Portfolio Manager of the RCM Technology Fund. He joined RCM in 1974 as a senior securities analyst in technology and became a principal in 1978.

	Huachen Chen, CFA*	1995 (Inception)	Senior Portfolio Manager and Co-Portfolio Manager of the RCM Technology Fund. Mr. Chen joined RCM as an analyst in 1984, and became a principal in 1994. At RCM, he has provided analytical coverage of many sectors within technology, as well as the electrical equipment and multi-industry areas.

*	Individuals have joint responsibility for the day-to-day management of the Fund.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Because RCM is not wholly-owned by Allianz, the Exemptive Order does not apply to Funds sub-advised by RCM. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee the Funds’ sub-advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

Prospectus	35

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

36	Allianz Funds

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General Information

•

Financial Service Firms.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. A firm may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Funds) of a Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients although payments with respect to shares in retirement plans are often higher). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your financial service firm for information.

This Prospectus should be read in connection with your firm’s materials regarding its fees and services.

•

Calculation of Share Price and Redemption Payments.  When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under “Redemption Fees.” NAVs are ordinarily determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

Buying Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-800-426-0107 for information about other investment options.

Prospectus	37

Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-800-426-0107 for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Investment Minimums

The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. Accounts for any Fund with a balance of $2,500 or less may be charged an annual small account fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Administrator. In addition, if your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or of another series of the Trust or PIMCO Funds that offers Class D shares. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 30 days after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction

38	Allianz Funds

would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class D shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, high-yield securities and securities of issuers located in emerging markets that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of a Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of a Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and

Prospectus	39

sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Selling Shares

You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who redeem their shares within 30 days will be subject to a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” below. You do not pay any other fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-800-426-0107 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30-day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray

40	Allianz Funds

certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Limitations on Identifying Transactions Subject to the Redemption Fee.  The Funds may be limited in their ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Funds to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D, Class R, Administrative Class and Institutional Class shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Funds, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Funds may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

Waivers of Redemption Fees. The Funds have elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;
•	redemptions or exchanges that are initiated by the sponsor of a wrap program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and
•	otherwise as the Adviser or the Trust may determine in their sole discretion.

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Additionally, no redemption fee applies to a redemption of shares of any class of shares of a Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the same Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; and 5) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross- referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents please contact your financial service firm. Within 30 days after receipt of your request your financial service firm will begin sending you individual copies.

42	Allianz Funds

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to its Class D shares are calculated in the same manner and at the same time. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Fund	At Least Annually	Quarterly
NFJ International Value Fund		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your financial service firm or call the Distributor at 1-800-426-0107.

Tax Consequences

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

•

Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total

Prospectus	43

distributions during a taxable year in an amount that exceeds such Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to you, up to the amount of your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

•

A Note on Non-U.S. Investments.  A Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You may be able to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•

Backup Withholding.  The Funds generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Funds with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Addition Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its

44	Allianz Funds

industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if his judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies With Smaller Market Capitalizations

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to

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invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. The Funds (other than the RCM Funds) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). For the RCM Funds, RCM considers non-U.S. securities to include the following types of equity and equity-linked securities (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. RCM expects that these Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges. However, each such RCM Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets, when RCM believes that such securities are not publicly traded either in the U.S. or non-U.S. markets.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities

Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to

46	Allianz Funds

keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies, or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a foreign currency or to shift exposure of foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that it engages in foreign transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s). Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Natural Resources.  Funds that concentrate their investments in companies in the natural resources industries—including, but not limited to, the industry sub-sectors involving cyclical commodities, energy, paper and forest products, precious metals and utilities, will be subject to the risks particularly effecting natural resources companies. The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

The cyclical industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls and worldwide competition. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in cyclical industries can adversely affect those industries. Furthermore, a company in the cyclical industries can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

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The energy industry can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other government regulations.

The paper and forest products industry can be significantly affected by the health of the economy, worldwide production capacity, and interest rates, which can affect product pricing, costs, and operating margins. These variables can also affect the level of industry and consumer capital spending for paper and forest products.

The utilities industry can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel, and natural resource conservation.

The precious metals industry can be significantly affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. These factors may cause substantial price fluctuations for precious metals over short periods of time. The prices of precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious-metals related businesses.

Healthcare Sector.  Funds that concentrate their investments in the healthcare sector will be subject to risks particular to that sector, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

Technology Sector.  Funds that concentrate their investments in the technology sector will be subject to risks particular to that sector such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

Derivatives

Unless otherwise stated in the Fund Summaries, the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly gain exposure to the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

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Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered or “naked” options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more of non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on

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its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. The Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this prospectus, the term “fixed income securities” includes: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the Fund Summaries, the Funds may invest in derivatives based on fixed income securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been

50	Allianz Funds

registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Funds’ limitation to invest not more than 15% of its total assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Credit Ratings and Unrated Securities

A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if their Sub-Advisers determine that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating rate debt instruments (“floaters”) or engages in credit spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market

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instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral, though the Fund generally also bears the risk of loss associated with investment of the collateral. See the Trust’s Statement of Additional Information for more detail. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which currently is an affiliate of the Adviser. Collateral from loans of portfolio securities may be invested in a pooled investment vehicle that is managed by, and pays fees to, an affiliate of the Adviser.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of

52	Allianz Funds

within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investments in Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. A Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Investment in Other Investment Companies

Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the NACM Global, NACM International, RCM Global Resources, RCM Healthcare and RCM Technology Funds had a portfolio turnover rate in excess of 100%. Other Funds may have Portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Prospectus	53

Changes in Investment Objectives and Policies

The investment objective of the NACM Funds and the NFJ International Value Fund described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. In addition, it is a fundamental policy that may not be changed without shareholder approval that the RCM Global Small-Cap and RCM Technology Funds must each invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of NACM Emerging Markets Opportunities, NACM Pacific Rim, RCM Biotechnology, RCM Global Small-Cap, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 (which policies are set forth in the Statement of Additional Information) and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, certain of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, placement warrants or other structured products.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(SM) Research in addition to their traditional research activities. Grassroots(SM) Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities, together with additional information about portfolio holdings disclosure, are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

54	Allianz Funds

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Prospectus	55

Financial Highlights

The financial highlights table below is intended to help you understand the financial performance of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NACM Emerging Markets Opportunities Fund
Class D
08/21/2006 – 06/30/2007	$20.13	$(0.11)	$10.45	$10.34	$—	$—
NACM Global Fund
Class D
06/30/2007	$17.48	$0.03	$4.18	$4.21	$—	$(1.02)
06/30/2006	15.44	0.08	2.64	2.72	—	(0.68)
06/30/2005	14.24	0.00 (e)	1.80	1.80	—	(0.61)
06/30/2004	11.72	(0.07)	3.53	3.46	—	(0.95)
07/19/2002 – 06/30/2003	10.00	(0.05)	1.80	1.75	(0.03)	—
NACM International Fund
Class D
06/30/2007	$21.84	$0.38	$4.94	$5.32	$(0.13)	$(0.98)
06/30/2006	16.26	0.38	5.89	6.27	(0.18)	(0.51)
10/29/2004 – 06/30/2005	14.81	0.30	1.23	1.53	(0.08)	—
NACM Pacific Rim Fund
Class D
06/30/2007	$14.05	$(0.03)	$4.77	$4.74	$(0.00)	$(1.07)
06/30/2006	9.97	0.01	4.57	4.58	(0.07)	(0.44)
06/30/2005	9.23	0.02	0.85	0.87	—	(0.13)
06/30/2004	6.28	(0.03)	2.93	2.90	—	—
07/31/2002 – 06/30/2003	6.86	0.02	(0.60)	(0.58)	—	—
NFJ International Value Fund
Class D
06/30/2007	$19.30	$0.46	$7.40	$7.86	$(0.34)	$(0.27)
06/30/2006	15.37	0.59	3.68	4.27	(0.20)	(0.15)
03/31/2005 – 06/30/2005	15.21	0.20	0.04	0.24	(0.08)	—

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.
(c)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.
(d)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(e)	Amount is less than $0.01 per share.
(f)	If the investment adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(g)

Payments from affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.12%. If the affiliates had not made these payments, the end of period net asset value and total return would have been $14.05 and 46.43%, respectively.

56	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$–	—	(e)	$30.47		52.05%	$3,669	$1.94	% *	(0.49	)%*	77%

$—	$(1.02)	$—	(e)	$20.67		24.74%	$1,460	1.46%		0.14%		102%
—	(0.68)	—	(e)	17.48		17.48	654	1.47	(f)	0.45		114
—	(0.61)	0.01		15.44		12.86	73	1.57	(c)	0.02		148
—	(0.95)	0.01		14.24		30.44	23	1.56		(0.50)		203
—	(0.03)	—		11.72		17.55	33	1.55	*(b)	(0.53	) *	260

$—	$(1.11)	$—	(e)	$26.05		24.90%	$29,959	1.49%		1.58%		166%
—	(0.69)	—	(e)	21.84		39.20	3,768	1.47		1.80		152
—	(0.08)	—		16.26		10.34	80	1.45	*	2.79	*	107

$—	$(1.07)	$—	(e)	$17.72		35.24%	$96,389	1.76%		(0.16)%		62%
—	(0.51)	0.01		14.05	(g)	46.55 (g)	20,824	1.77		0.05		96
—	(0.13)	—		9.97		9.49	4,731	1.90	(c)	0.22		101
—	0.00	0.05		9.23		46.97	1,211	1.86		(0.34)		118
—	0.00	0.00		6.28		(8.45)	12	1.90	*	0.35	*	264

$—	$(0.61)	$—	(e)	$26.55		41.30%	$14,043	1.46%		2.01%		26%
—	(0.35)	0.01		19.30		28.09	3,409	1.50		3.07		25
—	(0.08)	—		15.37		1.61	20	1.31	*(d)	5.46	*	61

Prospectus	57

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain on Investments
RCM Biotechnology Fund
Class D
06/30/2007	$23.29	$(0.32)	$1.89	$1.57	$—	$—
06/30/2006	24.59	(0.36)	(0.94)	(1.30)	—	—
06/30/2005	25.67	(0.35)	(0.74)	(1.09)	—	—
06/30/2004	21.24	(0.37)	4.79	4.42	—	—
06/30/2003	15.96	(0.25)	5.53	5.28	—	—
RCM Global Resources Fund
Class D
06/30/2007	$17.06	$(0.08)	$3.95	$3.87	$(0.02)	$(1.33)
03/31/2006 – 06/30/2006	16.42	— (e)	0.64	0.64	—	—
RCM Global Small-Cap Fund
Class D
06/30/2007	$27.88	$(0.07)	$6.97	$6.90	$—	$—
06/30/2006	22.47	(0.13)	5.53	5.40	—	—
06/30/2005	19.62	(0.10)	2.94	2.84	—	—
06/30/2004	13.54	(0.14)	6.21	6.07	—	—
06/30/2003	13.18	(0.10)	0.46	0.36	—	—
RCM Healthcare Fund
Class D
06/30/2007	$21.22	$(0.09)	$2.69	$2.60	$—	$—
06/30/2006	21.18	(0.11)	0.15	0.04	—	—
06/30/2005	20.79	(0.06)	0.45	0.39	—	—
06/30/2004	18.64	(0.19)	2.34	2.15	—	—
06/30/2003	16.25	(0.15)	2.54	2.39	—	—
RCM International Growth Equity Fund
Class D
06/30/2007	$12.78	$0.11	$2.74	$2.85	$(0.15)	$—
06/30/2006	10.01	0.07	2.84	2.91	(0.14)	—
06/30/2005	9.34	0.10	0.65	0.75	(0.09)	—
06/30/2004	7.44	—	1.99	1.99	(0.09)	—
06/30/2003	8.30	0.05	(0.93)	(0.88)	(0.05)	—
RCM Technology Fund
Class D
06/30/2007	$35.84	$(0.36)	$9.38	$9.02	$—	$—
06/30/2006	33.29	(0.43)	2.97	2.54	—	—
06/30/2005	32.23	(0.41)	1.47	1.06	—	—
06/30/2004	24.26	(0.47)	8.44	7.97	—	—
06/30/2003	20.47	(0.25)	4.04	3.79	—	—

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

(c)	Effective April 1, 2005, the Administrative Fee was reduced by 0.05%.
(d)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.
(e)	Amount is less than $0.01 per share.
(f)

Payments from affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.04%. If the affiliates had not made these payments, the end of period net asset value and total return would have been $23.29 and (5.29)%, respectively.

(g)

Payments from affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the affiliates had not made these payments the end of period net asset value and total return would have been $27.88 and 24.07%, respectively.

(h)

Payments from affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the affiliates had not made these payments the end of period net asset value and total return would have been $21.22 and 0.22%, respectively.

(i)

Payments from affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the affiliates had not made these payments the end of period net asset value and total return would have been $35.82 and 7.59%, respectively.

58	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	(e)	$24.86		6.79%		$95,565	1.54%		1.54%		(1.28)%	60%
—	—	—	(e)	23.29	(f)	(5.33	) (f)	147,035	1.57		1.57		(1.36)	147
—	—	0.01		24.59		(4.21)		230,378	1.60	(c)	1.60	(c)	(1.45)	139
—	—	0.01		25.67		20.86		325,334	1.61		1.61	(f)	(1.58)	121
—	—	—		21.24		33.08		319,143	1.61		1.61	(f)	(1.45)	145

$—	$(1.35)	$0.01		$19.59		24.31%		$837	1.47%		1.47%		(0.48)%	111%
—	—	—	(e)	17.06		3.90		233	1.47	*	1.52	*	0.06 *	128

$—	$—	$—	(e)	$34.78		24.75%		$63,232	1.76%		1.76%		(0.22)%	80%
—	—	0.01		27.88	(g)	24.08	(g)	31,328	1.77		1.77		(0.50)	73
—	—	0.01		22.47		14.53		11,943	1.85	(d)	1.85	(d)	(0.50)	96
—	—	0.01		19.62		44.90		8,679	1.85		1.85		(0.79)	111
—	—	—		13.54		2.73		5,172	1.86		1.86	(b)	(0.87)	183

$—	$—	$—	(e)	$23.82		12.20%		$65,554	1.55%		1.55%		(0.38)%	254%
—	—	—	(e)	21.22	(h)	0.24	(h)	83,410	1.57		1.57		(0.51)	280
—	—	—		21.18		1.88		125,756	1.60	(c)	1.60	(c)	(0.29)	210
—	—	—		20.79		11.53		167,820	1.61		1.61		(0.98)	257
—	—	—		18.64		14.71		170,980	1.61		1.61		(0.94)	151

$—	$(0.15)	$—	(e)	$15.48		22.44%		$1,744	1.37%		1.37%		0.81%	52%
1	(0.14)	—	(e)	12.78		29.26		1,639	1.38		1.38		0.60	79
—	(0.09)	0.01		10.01		8.08		1,189	1.53	(d)	1.53	(d)	1.00	138
—	(0.09)	—		9.34		26.84		1,398	1.49		1.49		0.01	90
—	(0.05)	0.07		7.44		(9.68)		3,547	1.53		1.53		0.75	86

$—	$—	$—	(e)	$44.86		25.20%		$219,831	1.66%		1.66%		(0.91)%	209%
1	—	0.01		35.84	(i)	7.66	(i)	246,345	1.64		1.64		(1.15)	272
—	—	0.00		33.29		3.29		227,046	1.74	(d)	1.74	(d)	(1.28)	238
—	—	0.00		32.23		32.85		216,760	1.76		1.76		(1.56)	206
—	—	0.00		24.26		18.51		155,574	1.76		1.76		(1.32)	237

Prospectus	59

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-888-877-4626, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

ALLIANZ Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., RCM Capital Management LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

• PIMCO

• NFJ Investment Group

• Cadence Capital Management

• RCM

• Nicholas-Applegate

• Oppenheimer Capital

www.allianzinvestors.com

This	cover is not part of the Prospectus

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 6/30/07. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2007. For information about any product, contact your financial advisor.    AZ016_19445

Filed pursuant to Rule 497(c)

File Nos. 33-36528 and 811-6161

Allianz Funds Prospectus

NOVEMBER 1, 2007

Allianz Global Investors Multi-Style Fund

Share Classes

This cover is not part of the Prospectus

Allianz Funds Prospectus

Allianz Global Investors Multi-Style Fund

November 1, 2007

Share Classes

A, B and C

The Prospectus explains what you should know about the Fund before you invest . Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Overview

This Prospectus describes the Allianz Global Investors Multi-Style Fund, a mutual fund offered by Allianz Funds (the “Trust”).

The Fund invests in a diversified portfolio of other Allianz Funds and series of PIMCO Funds, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company LLC. This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

Allianz Global Investors Multi-Style Fund

Investment Objective Seeks long-term capital appreciation and current income Dividend Frequency Quarterly	Allocation Strategy Underlying Stock Funds Underlying Bond Funds	Target 60% 40%	Range 50%–70% 30%–50%

Key Concepts

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks long-term capital appreciation and current income. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income targets and ranges among certain Funds in the Allianz Funds and PIMCO Funds family. The Fund invests only in Funds in the Allianz Funds and PIMCO Funds family. The Allianz Funds and PIMCO Funds in which the Fund invests are called Underlying Funds or Funds in this Prospectus.

Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds.

Under normal conditions, approximately 60% (range of 50%–70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%–50%) among Underlying Bond Funds. Other important characteristics are described in the Fund Summary beginning on page 5, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.” A “Summary of Principal Risks” begins on page 9.

Risk/Return Comparison

You should choose the Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio

2	Allianz Global Investors Multi-Style Fund Prospectus

that invests primarily in fixed income securities. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Fund might be suitable if you have a medium-range time horizon, seek a balance of long-term capital appreciation potential and income and have medium tolerance for risk and volatility. Note that these assumptions may not be correct in future market conditions.

It is possible to lose money on an investment in the Fund. While the Fund provides a relatively high level of diversification in comparison to most mutual funds, the Fund may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, the Fund’s relative diversification may be somewhat limited. Moreover, the fact that the Fund or an Underlying Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Strategies

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investments among the Underlying Funds. RCM selects the Underlying Funds in which the Fund may invest. RCM determines how the Fund allocates and reallocates its assets among the Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. RCM attempts to diversify the Fund’s assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.

The major equity asset classes and sub-classes held by the Underlying Stock Funds include those categorized by investment style/category (growth, blend, income and equity, value, sector-related), region (global, international), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed non-U.S. fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).

Please see “Underlying Funds” in this Prospectus for a description of the Underlying Funds as categorized by their investment styles and main investments.

Allianz Global Investors Multi-Style Fund Prospectus	3

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. RCM does not allocate the Fund’s assets according to a predetermined blend of particular Underlying Funds. Instead, RCM regularly determines the mix of Underlying Funds appropriate for the Fund by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, RCM considers various quantitative and qualitative data relating to the U.S. and non-U.S. economies and securities markets. This data includes projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. RCM may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.

RCM then allocates the Fund’s assets among the Underlying Funds to fill out the asset class and sub-class weightings it has identified according to the Fund’s equity/fixed income targets and ranges. RCM has the flexibility to reallocate the Fund’s assets in varying percentages among any or all of the Underlying Funds based on RCM’s ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

“Fund of Funds” Structure and Expenses

The term “fund of funds” is used to describe mutual funds, such as the Fund, that pursue their investment objectives by investing in other mutual funds. Your cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Fund Description and Fees

The following Fund Summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary. A fuller discussion of the Fund’s investment strategies and related information is included under “Investment Objectives and Principal Investment Strategies” in this Prospectus.

4	Allianz Global Investors Multi-Style Fund Prospectus

Fund Summary	Ticker Symbols: PALAX (Class A) PALBX (Class B) PALCX (Class C)

Principal Investments and Strategies

The Fund seeks long-term capital appreciation and current income by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Bond Funds. The Fund’s fixed income component may include a money market component. The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

Please see “Asset Allocation Strategies” beginning on page 3 for a summary of how the Sub-Adviser allocates and reallocates the Fund’s assets among particular Underlying Funds.

The Fund may concentrate investments in a particular Underlying Fund by investing more than 25% of its assets in that Fund.

Based on the Fund’s equity/fixed income allocation strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

Principal Risks

Allocation Risk  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. A principal risk of investing in the Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds will not produce the desired results, and therefore the Fund may not achieve its investment objective.

Underlying Fund Risks  The value of your investment in the Fund is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees.

Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Fund, are (in alphabetical order after the first three risks):

•    Market Risk

•    Issuer Risk

•    Equity Securities Risk

•    Commodity Risk

•    Convertible Securities Risk

•    Credit Risk

•    Currency Risk

•    Derivatives Risk

•    Emerging Markets Risk

•    European Concentration Risk

•    Far Eastern (excluding Japan) Concentration Risk

•    Fixed Income Risk

•    Focused Investment Risk

•    High Yield Risk

•    Index Risk

•    Interest Rate Risk

•    IPO Risk

•    Japanese Concentration

•    Leveraging Risk

•    Liquidity Risk

•    Management Risk

•    Mortgage-Related and other Asset-Backed Risk

•    Non-U.S. Investment Risk

•    Real Estate Risk

•    REIT Risk

•    Smaller Company Risk

•    Tax Risk

•    Variable Distribution Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Allianz Global Investors Multi-Style Fund Prospectus	5

Performance Information

Shown below is summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indexes and a performance average of other similar mutual funds. The bar chart and the information below it show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/07—9/30/07	8.33%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest (4/1/03–6/30/03)	12.81%

Lowest (7/1/02–9/30/02)	-11.61%

6	Allianz Global Investors Multi-Style Fund Prospectus

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception (9/30/98)(6)
Class A — Before Taxes	5.54%	6.55%	6.64%
Class A — After Taxes on Distributions(1)	4.46%	5.66%	5.08%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	3.78%	5.13%	4.79%
Class B	5.86%	6.63%	6.69%
Class C	9.85%	6.94%	6.57%
Russell 3000 Index(2)	15.72%	7.17%	6.65%
Lehman Brothers Aggregate Bond Index(3)	4.33%	5.06%	5.39%
Lipper Mixed-Asset Target Allocation Moderate Funds Average(4)	11.11%	6.29%	5.73%
Blended Index(5)	12.33%	7.66%	6.64%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2) The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(4) The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to maintain a mix of between 40%–60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

(5) The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond Index are described above. The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(6) The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

Allianz Global Investors Multi-Style Fund Prospectus	7

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

(4) The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

			Other Expenses(5)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Administrative Fees(3)	Underlying Fund Expenses(4)	Tax Expenses	Total Annual Fund Operating Expenses
Class A	None	0.25%	0.40%	0.66%	0.07%	1.38%
Class B	None	1.00	0.40	0.66	0.07	2.13
Class C	None	1.00	0.40	0.66	0.07	2.13

(1) Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).

(3) The Administrative Fee rates are subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. To the extent any such reduction in fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(4) Estimate of expenses that the Fund bears indirectly, attributable to the Fund’s investment in one or more funds. Acquired Fund Fees and Expenses for the Fund are based upon a recent allocation of the Fund’s assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see “Management of the Fund—Underlying Fund Expenses.” Total Annual Fund Operating Expenses and the examples set forth below are based on the Acquired Fund Fees and Expenses that the Fund incurred during the most recent fiscal year. Actual Acquired Fund Fees and Expenses for the Fund are expected to vary with changes in the allocation of the Fund’s assets, and may be higher or lower than those shown above. Total Annual Fund Operation Expenses shown are higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund Fees and Expenses.

(5) Total Other Expenses is 1.13% for each class.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$683	$963	$1,264	$2,118	$683	$963	$1,264	$2,118
Class B	716	967	1,345	2,183	216	667	1,145	2,183
Class C	316	667	1,144	2,462	216	667	1,144	2,462

8	Allianz Global Investors Multi-Style Fund Prospectus

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments in the Underlying Funds. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s investments as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary beginning on page 5 and are summarized alphabetically in this section. The Fund may be subject to additional principal risks and risks other than those described below or in the Fund Summary because the types of investments made by the Underlying Funds can change over time. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money on an investment in the Fund.

The following summarizes principal risks associated with investments in the Underlying Funds and, indirectly, with your investment in the Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning the Distributor at 1-800-426-0107.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. A principal risk of investing in the Fund is that the Sub-Adviser will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the Underlying Funds in which the Fund invests. The Sub-Adviser attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that the Sub-Adviser’s allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Commodity Risk

An Underlying Fund’s investments in commodity-linked derivative instruments may subject the Underlying Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Allianz Global Investors Multi-Style Fund Prospectus	9

Convertible Securities Risk

Certain Underlying Funds may invest in convertible securities. Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by an Underlying Fund is called for redemption or conversion, the Underlying Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, an Underlying Fund may be forced to convert a security before it would otherwise choose, which may decrease the Underlying Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

10	Allianz Global Investors Multi-Style Fund Prospectus

Credit Risk

All of the Underlying Funds may be subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings provided by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”).

The Underlying Funds that invest in fixed income securities (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund’s share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or non-U.S. governments. Even certain U.S. Government securities are subject to credit risk. Some Underlying Funds may invest 25% or more of their assets in obligations issued by U.S. banks. Such Underlying Funds will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

Currency Risk

Many Underlying Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies. To the extent that they do so, these Funds are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, an Underlying Fund’s investments in foreign currency denominated securities may reduce the returns of such Underlying Fund.

Derivatives Risk

Many of the Underlying Funds may, but are not required to, use a number of derivative instruments. The Underlying Funds may use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Underlying Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference

Allianz Global Investors Multi-Style Fund Prospectus	11

rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund’s portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

A description of the various derivative instruments in which the Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund prospectuses and in the Statement of Additional Information. An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leveraging risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments. Leveraging risk may be especially applicable to Underlying Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located outside the U.S.) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes.

12	Allianz Global Investors Multi-Style Fund Prospectus

Upon the expiration of a particular contract, a portfolio manager of an Underlying Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of an Underlying Fund. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund’s use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Emerging Markets Risk

Certain Underlying Funds that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Certain Underlying Funds may invest in the securities of issuers tied economically to countries outside the U.S. with developing or “emerging market” economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries outside the U.S. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Underlying Funds may also be subject to this risk

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if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among others, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

An Underlying Fund may invest in equity securities of companies that its portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that its portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If an Underlying Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

European Concentration Risk

When an Underlying Fund holds or obtains exposure to European securities or indices of securities, it may be affected significantly by economic, regulatory or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

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Far Eastern (excluding Japan) Concentration Risk

An Underlying Fund that holds or obtains exposure to Far Eastern (excluding Japanese) securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Far Eastern issuers. The economies and financial markets of some Far Eastern countries have been erratic in recent years, and several countries’ currencies have fluctuated in value relative to the U.S. dollar. The trading volume on some Far Eastern stock exchanges is much lower than in the United States, making the securities of issuers traded thereon less liquid and more volatile than similar U.S. securities. Politically, several Far Eastern countries are still developing and could de-stabilize. In addition, it is possible that governments in the region could take action adverse to Far Eastern issuers, such as nationalizing industries or restricting the flow of money in and out of their countries.

Fixed Income Risk

All of the Underlying Funds that invest in fixed income securities, and particularly the Underlying Bond Funds, are subject to interest rate risk. Changes in the market values of fixed income securities are largely a function of changes in the current level of interest rates. The value of an Underlying Fund’s investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

“Duration” is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, Underlying Bond Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Underlying Funds, including most of the Underlying Bond Funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

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Certain of the Underlying Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Underlying Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Underlying Fund’s net asset value. Similarly, certain Underlying Bond Funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Underlying Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Underlying Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, an Underlying Fund that focuses its investments in a certain type of issuer (i.e., biotechnology, healthcare, and/or technology issuers) is particularly vulnerable to events affecting such type of issuer. Also, certain Underlying Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Although the Fund normally invests in a number of different Underlying Funds, to the extent that the Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates. See “Underlying Funds Risks” below.

High Yield Risk

High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are fixed income securities rated lower than Baa by Moody’s or BBB by S&P, or unrated securities determined to be of comparable quality. Underlying Bond Funds which invest in high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse

16	Allianz Global Investors Multi-Style Fund Prospectus

economic and competitive industry conditions than higher quality fixed income securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Bond Fund’s ability to sell them (liquidity risk). If an issuer of a security is in default with respect to interest or principal payments, an Underlying Bond Fund may lose its entire investment.

Index Risk

Because certain of the Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such an Underlying Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Underlying Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by an Underlying Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

IPO Risk

Certain Underlying Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time an Underlying Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to an Underlying Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when Underlying Funds are unable to invest significantly or at all in IPOs may be lower than during period when the Under-

Allianz Global Investors Multi-Style Fund Prospectus	17

lying Funds are able to do so. In addition, as the Fund or an Underlying Fund increases in size, the impact of IPOs on the Fund’s and the Underlying Fund’s performance will generally decrease.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Japanese Concentration Risk

An Underlying Fund that holds or obtains exposure to Japanese securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Japanese issuers. The Japanese economy, after achieving high growth in the 1980s, faltered dramatically in the 1990s. While Japan’s recent economic performance has shown improvements with positive GDP growth, the Japanese government continues to deal with high tax and unemployment rates, unstable banking and financial service sectors, and low consumer spending. Should any or all of these problems persist or worsen, an Underlying Fund invested in such securities could be adversely affected. A small number of industries, including the electronic machinery industry, comprise a large portion of the Japanese market, and therefore weakness in any of these industries could have profound negative impact on the entire market. In addition, Japan has few natural resources; its economy is heavily dependent on foreign trade and so it is vulnerable to trade sanctions or other protectionist measures taken by its trading partners.

Leveraging Risk

Leverage, including borrowing, will cause the value of an Underlying Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities. The Underlying Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Underlying Fund, for any reason, is unable to close out the transaction. In addition, to the extent an Underlying Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Underlying Fund’s investment income, resulting in greater losses.

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Liquidity Risk

Many of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Fund from selling out of these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser, Pacific Investment Management Company LLC (“Pacific Investment Management Company”) and the sub-advisers and individual portfolio managers of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Underlying Funds, but there can be no guarantee that they will produce the desired results.

Market Risk

The market price of securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock Funds are particularly sensitive to these market risks.

Mortgage-Related and Other Asset-Backed Risk

Most of the Underlying Bond Funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Underlying Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

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Non-U.S. Investment Risk

Many Underlying Funds invest in securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). These Funds may experience more rapid and extreme changes in value than Underlying Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. Underlying Funds that invest primarily in non-U.S. securities will be explicitly subject to these risks.

The securities markets of many countries outside the U.S. are relatively small, with a limited number of companies representing a small number of industries. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries outside the U.S. differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect an Underlying Fund’s investments in a country outside the U.S. In the event of nationalization, expropriation or other confiscation, an Underlying Fund could lose its entire investment in non-U.S. securities. To the extent that an Underlying Fund invests a significant portion of its assets in a narrowly defined geographic area such as Eastern Europe, South Africa or Asia, the Underlying Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with non-U.S. investments. Adverse conditions in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to an Underlying Fund’s investment in non-U.S. securities.

Certain Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Real Estate Risk

An Underlying Fund that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust (“REIT”) is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geo-

20	Allianz Global Investors Multi-Style Fund Prospectus

graphic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

REIT Risk

An Underlying Fund that invests in REITs is subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. An Underlying Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through an Underlying Fund, the Fund will bear not only its proportionate share of the expenses of the Underlying Fund, but also, indirectly, similar expenses of the REITs.

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Underlying Funds that invest in companies with medium-sized market capitalizations may also have significant exposure to these risks. Smaller company risk also applies to fixed income securities issued by smaller companies and may affect certain investments of the Underlying Bond Funds.

Tax Risk

The PIMCO CommodityRealReturn Strategy Fund®, an Underlying Bond Fund in which the Fund may invest, gains exposure to the commodities markets through investments in commodity index-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. In order for the PIMCO CommodityRealReturn Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, the PIMCO CommodityRealReturn Strategy Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The status of the income produced by swap contracts and certain other commodity-linked derivative instruments as qualifying income has been addressed in Revenue Rule 2006-01 issued on December 16, 2005. Subsequently, the Internal Revenue Service (the “IRS”) has issued Revenue

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Ruling 2006-31 and private letter rulings to at least two other funds in which the IRS concluded that income from certain commodity index-linked notes is qualifying income. The Underlying Fund also has obtained an opinion of counsel with respect to the treatment of income from commodity index-linked notes as qualifying income under the Code. Such an opinion is not binding upon the IRS. Based on Revenue Rule 2006-31, IRS guidance and advice of counsel, the PIMCO CommodityRealReturn Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes. PIMCO believes it can continue to successfully operate the PIMCO CommodityRealReturn Strategy Fund in a manner consistent with the PIMCO CommodityRealReturn Strategy Fund’s current investment objective by investing in these commodity index-linked notes. The use of commodity index-linked notes involves specific risks. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the PIMCO CommodityRealReturn Strategy Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the PIMCO CommodityRealReturn Strategy Fund may receive more or less principal than it originally invested. The PIMCO CommodityRealReturn Strategy Fund might receive interest payments on the note that are more or less than the stated coupon interest payments. The PIMCO CommodityRealReturn Strategy Fund will continue to seek ways to make use of other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, and alternative structures within the PIMCO CommodityRealReturn Strategy Fund to gain exposure to commodity markets.

Underlying Fund Risks

Because the Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. In the past, the Fund has invested more than 25% of its assets in the PIMCO Total Return Fund. For information about the Fund’s allocation among the Under-

22	Allianz Global Investors Multi-Style Fund Prospectus

lying Funds, please see “Underlying Funds — Portfolio Holdings.” To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses.

Variable Distribution Risk

Because a significant portion of securities held by certain Underlying Bond Funds may have variable or floating interest rates, the amounts of the Underlying Bond Fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the Underlying Stock Funds, it is expected that the Underlying Stock Funds, to the extent they make distributions, will make them in varying amounts.

A Note on PIMCO StocksPLUS® Fund

The Fund may invest in PIMCO StocksPLUS® Fund. While the investment objective of that Fund is to achieve a total return which exceeds the total return performance of the S&P 500 Index, it does so by investing substantially all of its assets in S&P 500 derivative instruments, backed by a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include derivatives risk and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.

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Investment Objectives and Principal Investment Strategies

The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%-70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds. The Fixed Income portion may include a money market component through investments in PIMCO Money Market Fund. There can be no assurance that the investment objective of the Fund will be achieved. Because the market value of the Fund’s investments will change, the net asset value per share of the Fund will also vary.

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds and is managed by the Adviser and/or its affiliates.

The Adviser serves as the investment adviser to the Fund. The Adviser has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investments among the Underlying Funds. RCM selects the Underlying Funds in which the Fund may invest. RCM determines how the Fund allocates and reallocates its assets among the Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. Please see “Asset Allocation Strategies” in the Fund Summary above for a description of the allocation strategies and techniques used by RCM.

The Fund invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that the Fund will invest in only some of the Underlying Funds at any particular time. The Fund’s investment in a particular Underlying Fund may exceed 25% of the Fund’s total assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. In addition, to the extent that the Fund invests a significant portion of its assets in Underlying Funds that focus their investments on a particular industry or geographic area, then the Fund will similarly have increased exposure to such industry or geographic area. The particular Underlying Funds in which the Fund may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of the Fund’s assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Fund’s shareholders. The Fund is also subject to certain investment restrictions that are described under “Investment Restrictions” in the Statement of Additional Information. In addition, not all Underlying Funds may be available for investment at all times.

Equity Portion of the Fund

The equity portion of the Fund will be allocated among a number of Underlying Stock Funds which represent a broad range of equity-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the equity portion of the Fund can be diversified in multiple ways, including the following:

24	Allianz Global Investors Multi-Style Fund Prospectus

By Investment Style/Category

•	Growth
•	Blend
•	Income & Equity
•	Value
•	Sector-Related

By Region

•	Global
•	International

By Size

•	Large-Cap
•	Mid-Cap
•	Small-Cap

For a description of the Underlying Stock Funds and their investment objectives and strategies, please see “Underlying Funds.”

Fixed Income Portion of the Fund

The fixed income portion of the Fund will be allocated among a number of Underlying Bond Funds which represent a broad range of fixed income-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the fixed income portion of the Fund can be diversified in multiple ways, including the following:

By Sector/Investment Specialty

•	Governments
•	Mortgages
•	Corporate
•	Inflation-Indexed

By Region

•	U.S. Fixed Income
•	Developed Non-U.S. Fixed Income
•	Emerging Markets Fixed Income

By Credit Quality

•	Investment Grade/Money Market
•	Medium Grade
•	High Yield

By Duration

•	Long-Term

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•	Intermediate-Term
•	Short-Term

For a description of the Underlying Bond Funds and their investment objectives and strategies, please see “Underlying Funds.”

Temporary Defensive Strategies

In response to unfavorable market and other conditions, the Fund may invest up to 100% of its assets in PIMCO Money Market Fund (and may deviate from its asset allocation range) for temporary defensive purposes. The Fund may also borrow money for temporary or emergency purposes. These temporary strategies would be inconsistent with the Fund’s investment objective and principal investment strategies and may adversely affect the Fund’s ability to achieve its investment objective. Many of the Underlying Funds may also engage in temporary defensive strategies.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” Because RCM does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Fund are expected to be modest in comparison to most mutual funds. However, the Fund indirectly bears the expenses associated with portfolio turnover of the Underlying Funds, a number of which have higher portfolio turnover rates. Higher portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and the return to shareholders.

Changes in Investment Objectives and Policies

The investment objective, equity/fixed income allocation targets and ranges, and, unless otherwise noted, other investment policies of the Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. In addition, each Underlying Fund may be subject to restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. If there is a change in the Fund’s investment objective, allocation target or range, or other investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

26	Allianz Global Investors Multi-Style Fund Prospectus

Underlying Funds

The Fund invests all of its assets in Underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory Arrangements for the Underlying Funds

The Adviser, a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”), serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company, is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC and Oppenheimer Capital LLC. Each sub-advisory firm (except Cadence Capital Management LLC) is an affiliate of the Adviser and Pacific Investment Management Company. Cadence Capital Management LLC was formerly an affiliate of the Adviser. Pacific Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the Underlying Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by telephoning the Distributor at 1-800-426-0107.

Underlying Stock Funds

The following provides a concise description of the investment objective, main investments and other information about each Underlying Stock Fund. For more information about these Funds, please see the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Stock Fund prospectuses. These summaries are qualified in their entirety by reference to the prospectuses and Statement of Additional Information for Allianz Funds, which are available free of charge by telephoning the Distributor at 1-800-426-0107.

Allianz Global Investors Multi-Style Fund Prospectus	27

Allianz/PIMCO Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Growth Stock Funds
CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95	$1 billion or more
CCM Emerging Companies	Long-term growth of capital	Smaller capitalization common stocks	75–120	At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index
CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index	35–45	$100 million or more
CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95	Same as the Russell Midcap Index
NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Upper 90% of the Russell 1000 Growth Index
NACM Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	80–100	Same as the Russell Midcap Growth Index
OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more
OCC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion
OCC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100	Between $1 billion and $10 billion
RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$3 billion or more

28	Allianz Global Investors Multi-Style Fund Prospectus

Allianz/PIMCO Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index
RCM Small-Cap Growth	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Companies with market capitalizations at or below the highest market capitalization represented in either or both of the Russell 2000 Index and the S&P SmallCap 600 Index
RCM Strategic Growth	Capital appreciation	Equity and equity-related securities and derivatives	40–150	$500 million or more
Blend Stock Funds
OCC Core Equity	Long-term capital appreciation	Common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace	40–55	Greater than $5 billion
Income & Equity Funds
NACM Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100-300	All capitalizations
OCC Equity Premium Strategy	Long-term growth of capital and current income	Large capitalization common stocks; written call options	40–80	Greater than $5 billion
Value Stock Funds
NFJ All-Cap Value (formerly NACM Flex-Cap Value)	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations
NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $2 billion

Allianz Global Investors Multi-Style Fund Prospectus	29

Allianz/PIMCO Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index
NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets
NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion
OCC Renaissance	Long-term growth of capital and income	Undervalued stocks with improving business fundamentals	50–100	All capitalizations
OCC Small-Cap Value	Long-term growth of capital	Equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace	60–90	Less than $3 billion
OCC Value	Long-term growth of capital and income	Undervalued larger capitalization stocks with improving business fundamentals	35–60	Greater than $5 billion

30	Allianz Global Investors Multi-Style Fund Prospectus

Allianz/PIMCO Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
International Stock Funds
NACM Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	125–150	All capitalizations
NACM International	Maximum long-term capital appreciation	Companies located in the developed countries represented in the MSCI EAFE Index.	100–150	All capitalizations
NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations
NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60	Greater than $1 billion
OCC International Equity	Long-term capital appreciation	Common stocks of non-U.S. and international issuers which the portfolio manager believes are undervalued in the market place	35–65	All capitalizations, but primarily greater than $5 billion
RCM International Growth Equity	Long-term capital appreciation	Equity securities of companies worldwide	50–115	In excess of $1 billion
Sector-Related Stock Funds
RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million
Global Stock Funds
NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	75–125	All capitalizations
RCM Global Small-Cap	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Same as the MSCI World Small-Cap Index

Allianz Global Investors Multi-Style Fund Prospectus	31

Underlying Bond Funds

The investment objective of each Underlying Bond Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the Underlying Bond Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

The following provides a concise description of the main investments of and other information relating to each Underlying Bond Fund. For more information about these Funds, please see the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Bond Fund prospectuses for PIMCO Funds. These summaries are qualified in their entirety by reference to the prospectuses and Statement of Additional Information for PIMCO Funds, which is available free of charge by telephoning the Distributor at 1-800-927-4648.

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds
PIMCO Money Market	Money market instruments	≤90 days dollar- weighted average maturity	Min 95% Prime 1; ≤5% Prime 2	0%
PIMCO Short-Term	Money market instruments and short maturity Fixed Income Instruments	≤1 year	B to Aaa; max 10% below Baa	0–10%
PIMCO Low Duration	Short maturity Fixed Income Instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Floating Income	Variable and floating-rate securities and their economic equivalents	≤1 year	Caa to Aaa; max 10% below B	No Limitation

32	Allianz Global Investors Multi-Style Fund Prospectus

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Low Duration II	Short maturity Fixed Income Instruments	1–3 years	A to Aaa	0%
PIMCO Low Duration III	Short maturity Fixed Income Instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%
Intermediate Duration Bond Funds
PIMCO High Yield	Higher yielding fixed income securities	2–6 years	Caa to Aaa; min 80% below Baa subject to Max 5% Caa	0–20%
PIMCO Moderate Duration	Short and intermediate maturity Fixed Income Instruments	+/— 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return	Intermediate maturity Fixed Income Instruments	+/— 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return II	Intermediate maturity Fixed Income Instruments	+/— 2 years of its benchmark	Baa to Aaa	0%
PIMCO Total Return III	Intermediate maturity Fixed Income Instruments	+/— 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%

Allianz Global Investors Multi-Style Fund Prospectus	33

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Mortgage-Backed Securities(5)	Short and intermediate maturity mortgage-related Fixed Income Instruments	1–7 years	Baa to Aaa; max 10% below Aaa	0%
PIMCO Investment Grade Corporate Bond	Corporate fixed income securities	3–7 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Diversified Income	Investment grade corporate, high yield and emerging market Fixed Income Instruments	3–8 years	Max 10% below B	No Limitation
Long Duration Bond Funds
PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥8 years	A to Aaa	0%
PIMCO Long Duration Total Return	Long-term maturity Fixed Income Instruments	+/— 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Extended Duration	Long-term maturity Fixed Income Instruments	+/— 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
International Bond Funds
PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity Fixed Income Instruments	+/— 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. Fixed Income Instruments	+/— 2 years of its benchmark	B to Aaa; max 10% below Baa	≥80%(3)
PIMCO Emerging Markets Bond	Emerging market Fixed Income Instruments	≤8 years	Max 15% below B	≥80%(3)
PIMCO Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity Fixed Income Instruments	+/— 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. Fixed Income Instruments	+/— 2 years of its benchmark	B to Aaa; max 10% below Baa	≥80%(3)
PIMCO Developing Local Markets	Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries	≤8 years	Max 15% below B	≥80%(3)

34	Allianz Global Investors Multi-Style Fund Prospectus

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Real Return Bond Funds
PIMCO Real Return	Inflation-indexed fixed income securities	+/— 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO Commodity- RealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other Fixed Income Instruments	≤10 years	B to Aaa; max 10% below Baa	0–30%
PIMCO Real Return Asset	Inflation-indexed fixed income securities	+/— 4 years of its benchmark	B to Aaa; max 20% below Baa	0–30%
PIMCO RealEstate- RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other Fixed Income Instruments	≤10 years	B to Aaa; max 10% below Baa	0–30%
Tax-Exempt Bond Funds
PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤3 years	Baa to Aaa	0%
PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%
Convertible Funds
PIMCO Convertible	Convertible securities	N/A	Max 20% below B	0–30%
Domestic Equity-Related Funds
PIMCO Fundamental IndexPLUS™	Enhanced RAFI 1000 Index derivatives backed by a portfolio of short-term Fixed Income Instruments	≤1 year	B to Aaa; max 10% below Baa	0–30%

Allianz Global Investors Multi-Style Fund Prospectus	35

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Fundamental IndexPLUS™ TR	Enhanced RAFI 1000 Index derivatives backed by a portfolio of Fixed Income Instruments	1 year–2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® Total Return	S&P 500 stock index derivatives backed by a portfolio of Fixed Income Instruments	1 year–2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%
Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments	1 year–2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of Fixed Income Instruments	1 year–2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%
PIMCO StocksPLUS® Municipal-Backed	S&P 500 stock index derivatives backed by a portfolio of investment grade debt securities exempt from federal income tax	1–10 years	Baa to Aaa; max 10% Baa	0%
PIMCO StocksPLUS®	S&P 500 stock index derivatives backed by a portfolio of short-term Fixed Income Instruments	≤1 year	B to Aaa; max 10% below Baa	0–30%
International Equity-Related Funds
PIMCO European StocksPLUS® TR Strategy	European equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	1 year–2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO Far East (ex-Japan) StocksPLUS® TR Strategy	Far Eastern (excluding Japan) equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	1 year–2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%(4)

36	Allianz Global Investors Multi-Style Fund Prospectus

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	1 year–2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%(4)
PIMCO Japanese StocksPLUS® TR Strategy	Japanese equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	1 year–2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%(4)

(1) As rated by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.

(2) Each Underlying Bond Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO StocksPLUS Municipal-Backed Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3) The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

(4) Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.

(5) Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.

Each Underlying Bond Fund invests at least 65% (80% for some Underlying Bond Funds) of its assets in the following types of securities, which, unless provided above, may be issued by domestic or non-U.S. entities and denominated in U.S. dollars or other currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Other Investment Practices of the Underlying Funds

In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and

Allianz Global Investors Multi-Style Fund Prospectus	37

sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it invests all of its assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see “Investment Objectives and Policies” in the Statement of Additional Information, the Underlying Fund Summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by telephoning the Distributor at 1-800-927-4648.

Additional Underlying Funds

In addition to the Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of RCM and without shareholder approval.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post the Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain the Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

38	Allianz Global Investors Multi-Style Fund Prospectus

Other Risk Information

Potential Conflicts of Interest

RCM Capital Management LLC (“RCM” or the “Sub-Adviser”) has broad discretion to allocate and reallocate the Fund’s assets among the Underlying Funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described below), and both the Adviser and the Sub-Adviser indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, RCM may have an incentive to invest the Fund’s assets in Underlying Funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds of the Trust.

Allianz Global Investors Multi-Style Fund Prospectus	39

Management of the Fund

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open- end mutual funds and closed-end funds. The Adviser is a wholly owned indirect subsidiary of Allianz and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Adviser and its investment management affiliates had approximately $781.3 billion in assets under management.

The Adviser may retain affiliates to provide various administrative and other services required by the Fund.

Sub-Adviser

RCM selects the Underlying Funds in which the Fund may invest and allocates the Fund’s assets among the Underlying Funds. RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz SE and an affiliate of Allianz. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2007, RCM had approximately $20.4 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC. RCM provides advisory services to mutual funds and institutional accounts.

Ara Jelalian is the individual at RCM primarily responsible for selecting and allocating the Fund’s assets among the Underlying Funds. The following provides information about Mr. Jelalian. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of the securities of the Fund.

Portfolio Manager	Since	Recent Professional Experience

Ara J. Jelalian, CFA	2002	Portfolio Manager at Allianz Global Fund Management. Also, Director and Senior Portfolio Manager of International Equity/Global Asset Allocation at RCM. Prior to joining RCM in 1998, Mr. Jelalian spent seven years with Capital Resources (formerly SEI Capital Resources), where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, Mr. Jelalian spent seven years as an International Economist with First Chicago Corporation, where he analyzed and forecasted macroeconomic and financial trends in the major industrialized countries and consulted the bank’s clients and money management group (now UBS Brinson) on international markets. Mr. Jelalian received both his BA with special honors in economics (with a Nobel prize winning economist as a thesis advisor) and his MBA from the University of Chicago. He is also a CFA charter holder.

40	Allianz Global Investors Multi-Style Fund Prospectus

Advisory Fees

The Fund does not pay any fees to the Adviser under the Trust’s investment advisory agreement in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below. The Adviser (and not the Fund) pays RCM a monthly fee, stated as a percentage of the average daily net assets of the Fund, at an annual rate of 0.15% for the first $100 million of net assets, 0.10% for the next $150 million of net assets, 0.05% for the next $750 million of net assets and 0.025% on net assets in excess of $1 billion.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and the Fund and the portfolio management agreement between Allianz Global Fund Management and RCM with respect to the Fund is available in the Fund’s semi-annual report to shareholders for the six-month period ended December 31, 2006.

Administrative Fees

The Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class B and Class C shareholders of the Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. The Administrator, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Administrator exceeds the related costs. This may not be the case for relatively small funds, but the excess of the fee over costs generally increases as funds grow in asset size. The Fund does bear other expenses which are not covered by the administrative fee and which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as taxes and governmental fees, brokerage fees, commissions (if any) and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

The Fund pays monthly administrative fees to the Administrator at an annual rate of 0.40%, which is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. To the extent any such reduction in fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

Allianz Global Investors Multi-Style Fund Prospectus	41

The Fund also indirectly pays its proportionate share of the administrative fees charged by the Administrator and Pacific Investment Management Company to the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Underlying Fund Expenses

The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level.

The Fund is structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Fund does not pay any fees for asset allocation or advisory services under the Trust’s investment advisory agreement.

•	The Fund invests in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

42	Allianz Global Investors Multi-Style Fund Prospectus

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year, unless otherwise indicated). Because the Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund’s assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in the Fund Summary above.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses(1)	Total Fund Operating Expenses
CCM Capital Appreciation	0.45%	0.22%	0.01%	0.68%
CCM Emerging Companies	1.25%	0.25%	0.01%	1.51%
CCM Focused Growth	0.45%	0.25%	0.01%	0.71%
CCM Mid-Cap	0.45%	0.23%	0.01%	0.69%
NACM Emerging Markets Opportunities	0.90%	0.40%	0.31%	1.61%(3)
NACM Global	0.70%	0.35%	0.01%	1.06%
NACM Growth	0.50%	0.25%	0.03%	0.78%
NACM Income & Growth	0.65%	0.25%	0.01%(2)	0.91%(3)
NACM International	0.60%	0.45%	0.04%	1.09%
NACM Mid-Cap Growth	0.65%	0.25%	0.00%(2)	0.90%(3)
NACM Pacific Rim	0.90%	0.45%	0.01%	1.36%
NFJ All-Cap Value	0.65%	0.25%	0.02%	0.92%
NFJ Dividend Value	0.45%	0.21%	0.01%	0.67%
NFJ International Value	0.60%	0.45%	0.01%	1.06%
NFJ Large-Cap Value	0.45%	0.25%	0.02%	0.72%
NFJ Mid-Cap Value	0.60%	0.25%	0.01%	0.86%(3)
NFJ Small-Cap Value	0.59%(5)	0.22%	0.01%	0.82%
OCC Core Equity	0.45%	0.25%	0.02%	0.72%
OCC Equity Premium Strategy	0.60%	0.25%	0.03%	0.88%
OCC Growth	0.50%	0.25%	0.01%	0.76%
OCC International Equity	0.60%	0.45%	0.02%	1.07%(3)
OCC Opportunity	0.65%	0.25%	0.02%	0.92%
OCC Renaissance	0.60%(4)	0.24%	0.01%	0.85%
OCC Small-Cap Value	0.65%	0.25%	0.00%(2)	0.90%(3)
OCC Target	0.55%	0.24%	0.02%	0.81%
OCC Value	0.45%	0.24%	0.01%	0.70%
RCM Global Resources	0.70%	0.35%	0.02%	1.07%
RCM Global Small-Cap	1.00%	0.35%	0.01%	1.36%
RCM International Growth Equity	0.50%	0.45%	0.02%	0.97%

Allianz Global Investors Multi-Style Fund Prospectus	43

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses(1)	Total Fund Operating Expenses
RCM Large-Cap Growth	0.45%	0.25%	0.01%	0.71%
RCM Mid-Cap	0.47%	0.25%	0.05%	0.77%
RCM Small-Cap Growth	0.85%	0.25%	0.02%	1.12%
RCM Strategic Growth	1.00%	0.25%	0.04%	1.29%
RCM Technology	0.90%	0.30%	0.06%	1.26%
PIMCO CommodityRealReturn Strategy	0.49%	0.25%	0.01%	0.75%(6)
PIMCO Convertible	0.40%	0.25%	0.09%	0.74%
PIMCO Developing Local Markets	0.45%	0.40%	0.00%	0.85%
PIMCO Diversified Income	0.45%	0.30%	0.00%	0.75%
PIMCO Emerging Markets Bond	0.45%	0.40%	0.00%	0.85%
PIMCO European StocksPLUS® TR Strategy	0.45%	0.30%	0.06%	0.81%
PIMCO Extended Duration	0.25%	0.25%	0.07%	0.57%
PIMCO Far East (ex-Japan) StocksPLUS® TR Strategy	0.45%	0.30%	0.01%	0.76%
PIMCO Floating Income	0.30%	0.25%	0.00%	0.55%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.25%	0.25%	0.00%	0.50%
PIMCO Foreign Bond (Unhedged)	0.25%	0.25%	0.00%	0.50%
PIMCO Fundamental IndexPLUS™	0.45%	0.25%	0.00%	0.70%
PIMCO Fundamental IndexPLUS™ TR	0.54%	0.25%	0.00%	0.79%
PIMCO Global Bond (U.S. Dollar-Hedged)	0.25%	0.30%	0.00%	0.55%
PIMCO Global Bond (Unhedged)	0.25%	0.30%	0.00%	0.55%
PIMCO GNMA	0.25%	0.25%	0.56%	1.06%
PIMCO High Yield	0.25%	0.25%	0.00%	0.50%
PIMCO Int’l StocksPLUS® TR Strategy (U.S. Dollar Hedged)	0.45%	0.30%	0.02%	0.77%
PIMCO Investment Grade Corporate Bond	0.25%	0.25%	0.00%	0.50%
PIMCO Japanese StocksPLUS® TR Strategy	0.45%	0.30%	0.18%	0.93%
PIMCO Long Duration Total Return	0.25%	0.25%	0.00%	0.50%
PIMCO Long Term U.S. Government	0.23%	0.25%	0.00%	0.48%
PIMCO Low Duration	0.25%	0.18%	0.00%	0.43%
PIMCO Low Duration II	0.25%	0.25%	0.00%	0.50%
PIMCO Low Duration III	0.25%	0.25%	0.00%	0.50%
PIMCO Moderate Duration	0.25%	0.20%	0.00%	0.45%

44	Allianz Global Investors Multi-Style Fund Prospectus

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses(1)	Total Fund Operating Expenses
PIMCO Money Market	0.12%	0.20%	0.00%	0.32%
PIMCO Mortgage-Backed Securities(8)	0.25%	0.25%	0.00%	0.50%
PIMCO Municipal Bond	0.23%	0.24%	0.06%	0.53%
PIMCO Real Return Asset	0.35%	0.25%	0.00%	0.60%
PIMCO Real Return	0.25%	0.20%	0.00%	0.45%
PIMCO RealEstate-RealReturn Strategy	0.49%	0.25%	0.00%	0.74%
PIMCO Short Duration Municipal Income	0.20%	0.15%	0.05%	0.40%
PIMCO Short-Term	0.25%	0.20%	0.00%	0.45%
PIMCO Small Cap StocksPLUS® TR	0.44%	0.25%	0.00%	0.69%
PIMCO StocksPLUS®	0.25%	0.25%	0.00%	0.50%
PIMCO StocksPLUS® Long Duration	0.35%	0.24%	0.01%	0.60%(7)
PIMCO StocksPLUS® Municipal-Backed	0.34%	0.25%	0.00%	0.59%
PIMCO StocksPLUS® Total Return	0.39%	0.25%	0.00%	0.64%
PIMCO StocksPLUS® TR Short Strategy	0.44%	0.25%	0.00%	0.69%
PIMCO Total Return	0.25%	0.18%	0.00%	0.43%
PIMCO Total Return II	0.25%	0.25%	0.00%	0.50%
PIMCO Total Return III	0.25%	0.25%	0.00%	0.50%
(1)	Other Expenses includes expenses (e.g., organizational expenses, interest expenses and pro rata trustee fees) attributable to the Institutional Class shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.
(2)	Based upon estimated amounts for the Underlying Fund’s initial fiscal year ending June 30, 2008.
(3)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were or would be incurred during the Underlying Fund’s initial fiscal year.
(4)	Effective January 1, 2007, the Underlying Fund’s advisory fee was reduced by 0.05% to 0.55%. In addition, effective October 1, 2007, the Underlying Fund’s advisory fee was further reduced by 0.05% to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.
(5)	Effective January 1, 2007, the Underlying Fund’s advisory fee became subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Underlying Fund’s average daily net assets.
(6)	The CommodityRealReturn Strategy Fund’s subsidiary (the “Subsidiary”) has entered into a separate contract with PIMCO for the Management of the subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and the administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Underlying Fund in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary (as described above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.
(7)

PIMCO has contractually agreed, for the Underlying Fund’s current fiscal year (3/31), to waive its administrative fee, or reimburse the Underlying Fund, to the extent that, due to organizational expenses and pro rata Trustees’ fees, the total fund operating expenses (excluding expenses borne by the Underlying Fund not covered by the administrative fee as described under “Management of the Fund—Administrative Fees” (other than organizational expenses and pro rata Trustees’ fees), if any) exceed 0.5949% of the Underlying Fund’s average net assets attributable to Institutional

Allianz Global Investors Multi-Style Fund Prospectus	45

Class shares. Under the Expense Limitation Agreement, which renews annually for a full fiscal year unless terminated by PIMCO upon at least 30 days’ notice prior to fiscal year-end, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(8)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, the Fund, various Underlying Funds and other affiliated investment companies, the Fund’s and the Underlying Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by shareholders of the Fund and the Underlying Funds.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund and the Underlying Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Fund and the Underlying Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund and the Underlying Funds.

46	Allianz Global Investors Multi-Style Fund Prospectus

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Fund and the Underlying Funds or on the ability of AGIFM, AGID or the sub-advisers to perform their respective contracts with respect to the Fund and the Underlying Funds.

Allianz Global Investors Multi-Style Fund Prospectus	47

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of the Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares

• You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

• You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

• Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

• You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

• You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B

48	Allianz Global Investors Multi-Style Fund Prospectus

shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

• Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

• For information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

Class C Shares

• You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

• Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Allianz Global Investors Multi-Style Fund Prospectus	49

Initial Sales Charges—Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Fund and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales Charge—Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Funds (other than the PIMCO Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

50	Allianz Global Investors Multi-Style Fund Prospectus

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Guide for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Allianz Global Investors Multi-Style Fund Prospectus	51

Sales at Net Asset Value.  In addition to the programs summarized above, the Fund may sell its Class A shares at NAV without an initial sales charge to trustees of the Fund or the Underlying Funds; employees of the Adviser and Distributor; certain types of accounts or account holders, including, but not limited to: employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Fund issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on the Fund’s Web site at www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Class B and Class C Shares

As discussed above, Class B and Class C shares of the Fund are not subject to an initial sales charge.

52	Allianz Global Investors Multi-Style Fund Prospectus

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

* After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated-

Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the

Allianz Global Investors Multi-Style Fund Prospectus	53

shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC for shares purchased after December 31, 2001:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are Calculated-

Shares Purchased On or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would

54	Allianz Global Investors Multi-Style Fund Prospectus

be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

Shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the

Allianz Global Investors Multi-Style Fund Prospectus	55

distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the

56	Allianz Global Investors Multi-Style Fund Prospectus

firms that have sold significant amounts of shares of the Fund. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund uses financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Underlying Funds’ Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Fund—Administrative Fees” above.

Allianz Global Investors Multi-Style Fund Prospectus	57

How Fund Shares Are Priced

The net asset value per share (“NAV”) of the Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of the Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Fund or an Underlying Stock Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating the NAV of an Underlying Fund’s shares (except shares of the PIMCO Money Market Fund and as otherwise noted below), the Underlying Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments may be determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. The PIMCO Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. Short-term investments by the Fund and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), an Underlying Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees of the Underlying Fund (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine an Underlying Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by an Underlying Fund.

The Underlying Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Underlying Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Underlying Funds may, among other things, consider

58	Allianz Global Investors Multi-Style Fund Prospectus

significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Underlying Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The use of fair value pricing by Underlying Funds may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Underlying Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Underlying Funds’ shares, and NAV of the Fund’s shares, may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and NAV of the Underlying Funds’ shares, and NAV of the Fund’s shares, may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund. The calculation of the Underlying Funds’ and the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Allianz Global Investors Multi-Style Fund Prospectus	59

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund.

Allianz Funds and PIMCO Funds Shareholders’ Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Allianz Funds and PIMCO Funds Shareholders’ Guide (the “Guide”), which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges on Class A shares
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC, redemption fee or other fee. NAVs are ordinarily determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange before the NAV has been calculated and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares

You can buy Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also

60	Allianz Global Investors Multi-Style Fund Prospectus

independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

• Directly from the Trust.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Fund for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

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Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000	$100

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans and asset based fee programs, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for the Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your Allianz Funds and PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. The Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B or Class C shares of the Fund for the same Class of shares of another series of the Trust or PIMCO Funds subject to any restrictions on exchanges set forth in the applicable fund’s or series’ prospectus(es). In addition, you may exchange your Class A shares of the Fund for Class A shares of Allianz RCM Global EcoTrendsSM Fund (the

62	Allianz Global Investors Multi-Style Fund Prospectus

“RCM EcoTrendsSM Fund”), a closed-end “interval” fund for which AGIFM serves as investment manager and its affiliates, RCM Capital Management LLC and Allianz Global Investors Advisory GmbH, serve as sub-advisers. This exchange privilege may in the future be extended to other interval funds that may be established and managed by the Adviser and its affiliates. See “Exchanges for Interval Funds” below. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Fund within 7 days after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs (without a sales charge), minus any Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for the Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares. Because the Fund and the Underlying Funds will not always be able to detect market timing activity, investors should not assume that the Fund or the Underlying Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund or the Underlying Funds. For example, it is more difficult for the Fund or the Underlying Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

Exchanges for Interval Funds. As noted above, you may exchange your Class A shares of the Fund for Class A shares of the RCM EcoTrendsSM Fund and other “interval” funds that may be established and managed by the Adviser and its affiliates in the future. Like other exchanges, your shares of the Fund will be exchanged for shares of the RCM EcoTrendsSM Fund or another interval fund on the basis of their respective NAVs, minus any Redemption Fee applicable to

Allianz Global Investors Multi-Style Fund Prospectus	63

your investment in the Fund, next calculated after your exchange order is received by the Distributor. Unlike the Fund and other open-end investment companies, the RCM EcoTrendsSM Fund and other interval funds do not allow for daily redemptions, and instead make quarterly offers to repurchase from 5% to 25% of their shares at net asset value. Further, unlike many closed-end investment companies, shares of interval funds are not publicly traded and there is generally no secondary market for their shares. Therefore, shares of interval funds have limited liquidity and you may not be able to sell or exchange such shares when and/or in the amount that you desire.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Underlying Funds’ investment strategies may make the Fund more susceptible to market timing activities. For example, since certain Underlying Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Underlying Funds’ non-U.S. portfolio securities and the determination of such Underlying Funds’ (and the Fund’s) net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Underlying Funds’ potential investment in securities of smaller capitalization companies, high-yield securities and securities of issuers located in emerging markets, that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares re-

64	Allianz Global Investors Multi-Style Fund Prospectus

deemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Underlying Funds’ portfolio securities. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Fund to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

• Directly from the Trust by written request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

Allianz Global Investors Multi-Style Fund Prospectus	65

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer,

66	Allianz Global Investors Multi-Style Fund Prospectus

Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you may incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges. The Redemption

Allianz Global Investors Multi-Style Fund Prospectus	67

Fees discussed above are effective for shares acquired (including shares acquired through exchange).

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7-day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

• Limitations on Identifying Transactions Subject to the Redemption Fee.  The Fund may be limited in its ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Fund to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as

68	Allianz Global Investors Multi-Style Fund Prospectus

unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D, Class R, Administrative Class and Institutional Class shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Fund’s use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Fund, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Fund may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

• Waivers of Redemption Fees. The Fund has elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;
•	redemptions or exchanges that are initiated by the sponsor of a wrap program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;

Allianz Global Investors Multi-Style Fund Prospectus	69

•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and
•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of the Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the Fund (a “Share Class Conversion”).

• Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.   Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; and 5) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another Fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described

70	Allianz Global Investors Multi-Style Fund Prospectus

under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of theses programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemental prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Allianz Global Investors Multi-Style Fund Prospectus	71

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

72	Allianz Global Investors Multi-Style Fund Prospectus

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Fund intends to declare and distribute income dividends to shareholders of record quarterly. The amounts of the Fund’s income distributions to shareholders are expected to vary with market fluctuations and the rate or size of the Underlying Fund’s distribution.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in shares of the same class of another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Allianz Global Investors Multi-Style Fund Prospectus	73

Tax Consequences

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxes on Fund distributions

A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to you, up to the amount of your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

The Fund’s use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See “Taxation—Distributions” in the Statement of Additional Information.

74	Allianz Global Investors Multi-Style Fund Prospectus

Taxes When You Sell (Redeem) or Exchange Your Shares of the Fund

Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders. When you exchange shares of the Fund for shares of another series of the Trust, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

Redemption by the Fund of Underlying Fund Shares

Depending on the Fund’s percentage ownership in an Underlying Fund before and after a redemption of Underlying Fund shares, the Fund’s redemption of shares of such Underlying Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying Fund. This would be the case where the Fund holds a significant interest in an Underlying Fund and redeems only a relatively small portion of such interest. This could cause you to recognize higher amounts of ordinary income than if you had held the shares of the Underlying Funds directly. In addition, in certain circumstances, the “wash sale” rules may apply to the Fund’s sale of Underlying Fund shares that have generated losses.

• A Note on Non-U.S. Investments. An Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You will not be able to claim a credit or deduction with respect to foreign taxes. In addition, an Underlying Fund’s investment in non-U.S. securities or foreign currencies may increase or accelerate recognition of ordinary income and may affect the timing or amount of distributions.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Fund; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of non-U.S., state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Allianz Global Investors Multi-Style Fund Prospectus	75

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
Class A
06/30/2007	$11.78	$0.24	$1.47	$1.71	$(0.77)
06/30/2006	11.08	0.19	0.80	0.99	(0.16)
06/30/2005	10.60	0.22	0.50	0.72	(0.24)
06/30/2004	9.28	0.24	1.29	1.53	(0.21)
06/30/2003	9.24	0.25	0.03	0.28	(0.24)
Class B
06/30/2007	$11.72	$0.15	$1.46	$1.61	$(0.61)
06/30/2006	11.01	0.10	0.81	0.91	(0.07)
06/30/2005	10.55	0.14	0.48	0.62	(0.16)
06/30/2004	9.25	0.17	1.29	1.46	(0.16)
06/30/2003	9.21	0.18	0.04	0.22	(0.18)
Class C
06/30/2007	$11.72	$0.15	$1.46	$1.61	$(0.63)
06/30/2006	11.01	0.10	0.81	0.91	(0.07)
06/30/2005	10.55	0.14	0.48	0.62	(0.16)
06/30/2004	9.25	0.16	1.26	1.42	(0.12)
06/30/2003	9.21	0.18	0.03	0.21	(0.17)

(a)	Calculated on average shares outstanding during the year.
(b)	Ratio of expenses to average net assets excluding Underlying Funds’ expenses.
(c)	Less than $0.01 per share.

76	Allianz Global Investors Multi-Style Fund Prospectus

Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.15)	$–	$(0.92)	$–	(c)	$12.57	14.82%	$70,370	0.72%	1.98%	17%
(0.13)	–	(0.29)	–	(c)	11.78	9.03	65,643	0.65	1.65	6
–	–	(0.24)	–		11.08	6.84	48,049	0.65	2.04	25
–	–	(0.21)	–		10.60	16.21	35,618	0.65	2.34	23
–	–	(0.24)	–		9.28	3.15	11,675	0.65	2.86	13

$(0.15)	$–	$(0.76)	$–	(c)	$12.57	13.98%	$82,725	1.47%	1.19%	17%
(0.13)	–	(0.20)	–	(c)	11.72	8.20	80,506	1.40	0.86	6
–	–	(0.16)	–		11.01	5.91	71,858	1.40	1.30	25
–	–	(0.16)	–		10.55	15.39	62,692	1.40	1.64	23
–	–	(0.18)	–		9.25	2.44	15,617	1.40	2.12	13

$(0.15)	$–	$(0.78)	$–	(c)	$12.55	14.06%	$168,495	1.47%	1.23%	17%
(0.13)	–	(0.20)	–	(c)	11.72	8.21	140,987	1.40	0.87	6
–	–	(0.16)	–		11.01	5.92	120,586	1.40	1.31	25
–	–	(0.12)	–		10.55	15.35	100,419	1.40	1.61	23
–	–	(0.17)	–		9.25	2.40	39,761	1.40	2.10	13

Allianz Global Investors Multi-Style Fund Prospectus	77

Allianz Global Investors Multi-Style Fund

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Fund. In addition, the current Trust prospectuses and the prospectuses of PIMCO Funds relating to Institutional Class shares of the Underlying Funds contain additional information about the Underlying Funds. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about the Fund or the Underlying Funds, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may review and copy information about the Trust, the Fund and the Underlying Funds, including the SAI and the Underlying Fund prospectuses, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Fund and the Underlying Funds.

File No. 811-6161

AZ048_19441

Filed pursuant to Rule 497(c)
File Nos. 33-36528 and 811-6161

Allianz Funds

Prospectus

NOVEMBER 1, 2007

Allianz Global Investors

Multi-Style Fund

Share Class

Institutional

This cover is not part of the Prospectus

Allianz Funds Prospectus

Allianz Funds

November 1, 2007

Share Class
Institutional

This Prospectus describes the Allianz Global Investors Multi-Style Fund, a mutual fund offered by Allianz Funds (the “Trust”).

The Fund invests in a diversified portfolio of other Allianz Funds and series of PIMCO Funds, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company LLC. This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks long-term capital appreciation and current income. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income targets and ranges among certain Funds in the Allianz Funds and PIMCO Funds family. The Fund invests only in Funds in the Allianz Funds and PIMCO Funds family. The Allianz Funds and PIMCO Funds in which the Fund invests are called Underlying Funds or Funds in this Prospectus.

Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds.

Under normal conditions, approximately 60% (range of 50%–70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%–50%) among Underlying Bond Funds. Other important characteristics are described in the Fund Summary beginning on page 4, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.” A “Summary of Principal Risks” begins on page 6.

Risk/Return Comparison

An investor should choose the Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Fund might be suitable for investors who have a medium-range time horizon, seek a balance of long-term capital appreciation potential and income and have medium tolerance for risk and volatility. Note that these assumptions may not be correct in future market conditions.

It is possible to lose money on an investment in the Fund. While the Fund provides a relatively high level of diversification in comparison to most mutual funds, the Fund may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, the Fund’s relative diversification may be somewhat limited. Moreover, the fact that the Fund or an Underlying Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Strategies

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investments among the Underlying Funds. RCM selects the Underlying Funds in which the Fund may invest. RCM determines how the Fund allocates and reallocates its assets among the Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. RCM attempts to diversify the Fund’s assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.

The major equity asset classes and sub-classes held by the Underlying Stock Funds include those categorized by investment style/category (growth, blend, income and equity, value, sector-related), region (global, international), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed non-U.S. fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).

Please see “Underlying Funds” in this Prospectus for a description of the Underlying Funds as categorized by their investment styles and main investments.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. RCM does not allocate the Fund’s assets according to a predetermined blend of particular Underlying Funds. Instead, RCM regularly determines the mix of Underlying Funds appropriate for the Fund by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, RCM considers various quantitative and qualitative data relating to the U.S. and non-U.S. economies and securities markets. This data includes projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and

2	Allianz Funds

Summary Information (continued)

projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. RCM may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.

RCM then allocates the Fund’s assets among the Underlying Funds to fill out the asset class and sub-class weightings it has identified according to the Fund’s equity/fixed income targets and ranges. RCM has the flexibility to reallocate the Fund’s assets in varying percentages among any or all of the Underlying Funds based on RCM’s ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

"Fund of Funds" Structure and Expenses

The term “fund of funds” is used to describe mutual funds, such as the Fund, that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Fund Description and Fees

The following Fund Summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary. A fuller discussion of the Fund’s investment strategies and related information is included under “Investment Objectives and Principal Investment Strategies” in this Prospectus.

Prospectus	3

Allianz Global Investors Multi-Style Fund	Ticker Symbol: PALLX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation and current income Dividend Frequency Quarterly	Allocation Strategy Underlying Stock Funds Underlying Bond Funds	Target 60% 40%	Range 50%–70% 30%–50%

The Fund seeks long-term capital appreciation and current income by normally investing approximately 60% (within a range of 50%–70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%–50%) of its assets in Underlying Bond Funds. The Fund’s fixed income component may include a money market component. The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

Please see “Asset Allocation Strategies” on page 2 for a summary of how the Sub-Adviser allocates and reallocates the Fund’s assets among particular Underlying Funds.

The Fund may concentrate investments in a particular Underlying Fund by investing more than 25% of its assets in that Fund.

Based on the Fund’s equity/fixed income allocation strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

Principal Risks

Allocation Risk  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. A principal risk of investing in the Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds will not produce the desired results, and therefore the Fund may not achieve its investment objective.

Underlying Fund Risks  The value of your investment in the Fund is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees.

Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Fund, are (in alphabetical order after the first three risks):

•  Market Risk

•  Issuer Risk

•  Equity Securities Risk

•  Commodity Risk

•  Convertible Securities Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  European Concentration Risk

•  Far Eastern (excluding Japan) Concentration Risk

•  Fixed Income Risk

•  Focused Investment Risk

•  High Yield Risk

•  Index Risk

•  Interest Rate Risk

•  IPO Risk

•  Japanese Concentration Risk

•  Leveraging Risk

•  Liquidity Risk

•  Management Risk

•  Mortgage-Related and other Asset-Backed Risk

•  Non-U.S. Investment Risk

•  Real Estate Risk

•  REIT Risk

•  Smaller Company Risk

•  Tax Risk

•  Variable Distribution Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indexes and a performance average of other similar mutual funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares. For periods prior to the inception of the Fund’s Institutional Class shares (3/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund’s Class A shares, which are offered in a different prospectus. The Class A performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

Allianz Global Investors Multi-Style Fund (continued)

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)
	More Recent Return Information

	1/1/07–9/30/07	8.86%

	Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	12.79%

	Lowest (3rd Qtr. ‘02)	-11.58%

Average Annual Total Returns (for periods ended 12/31/06)

	1 Year	5 Years	Fund Inception (9/30/98)(6)
Institutional Class – Before Taxes	12.13%	8.25%	7.91%
Institutional Class – After Taxes on Distributions(1)	10.64%	7.14%	6.14%
Institutional Class – After Taxes on Distributions and Sale of Fund Shares(1)	8.06%	6.49%	5.78%
Russell 3000 Index(2)	15.72%	7.17%	6.65%
Lehman Brothers Aggregate Bond Index(3)	4.33%	5.06%	5.39%
Lipper Mixed-Asset Target Allocation Moderate Funds Average(4)	11.11%	6.29%	5.73%
Blended Index(5)	12.33%	7.66%	6.64%
(1)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
(3)

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(4)

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

(5)

The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond Index are described above. The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index. Prior to November 1, 2006, performance data for the index was calculated gross of dividend tax withholding. Performance data presently shown for the index is net of dividend tax withholding. This recalculation results in lower performance for the index.

(6)	The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*
*	The Redemption Fee may apply to shares that are redeemed or exchanged within 7 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

			Other Expenses(3)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Administrative Fees(1)	Underlying Fund Expenses(2)	Tax Expenses	Total Annual Fund Operating Expenses(1)
Institutional	None	None	0.15%	0.66%	0.07%	0.88%

(1)

The Administrative Fees for the Fund do not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, actual Administrative Fees will be 0.10%, and Total Annual Fund Operating Expenses are estimated to be 0.83%.

(2)

Estimate of expenses that the Fund bears indirectly, attributable to the Fund’s investment in one or more funds. Acquired Fund Fees and Expenses for the Fund are based upon a recent allocation of the Fund’s assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see “Management of the Fund – Underlying Fund Expenses.” Total Annual Fund Operating Expenses and the examples set forth below are based on the Acquired Fund Fees and Expenses that the Fund incurred during the most recent fiscal year. Actual Acquired Fund Fees and Expenses for the Fund are expected to vary with changes in the allocation of the Fund’s assets, and may be higher or lower than those shown above. Total Annual Fund Operation Expenses shown are higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund Fees and Expenses.

(3)	Total Other Expenses for Institutional class shares is 0.88%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$90	$281	$488	$1,084

Taking into account the Administrative Fee waiver described in footnote (1) above, the Examples for Years 1, 3, 5 and 10, respectively, are as follows: $85, $265, $460 and $1,025.

Prospectus	5

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments in the Underlying Funds. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s investments as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary beginning on page 4 and are summarized alphabetically in this section. The Fund may be subject to additional principal risks and risks other than those described below or in the Fund Summary because the types of investments made by the Underlying Funds can change over time. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money on an investment in the Fund.

The following summarizes principal risks associated with investments in the Underlying Funds and, indirectly, with your investment in the Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning the Trust at 1-800-498-5413.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. A principal risk of investing in the Fund is that the Sub-Adviser will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the Underlying Funds in which the Fund invests. The Sub-Adviser attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that the Sub-Adviser’s allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Commodity Risk

An Underlying Fund’s investments in commodity-linked derivative instruments may subject the Underlying Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities

Certain Underlying Funds may invest in convertible securities. Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by an Underlying Fund is called for redemption or conversion, the Underlying Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, an Underlying Fund may be forced to convert a security before it would otherwise choose, which may decrease the Underlying Fund’s return.

6	Allianz Funds

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Credit Risk

All of the Underlying Funds may be subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings provided by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”).

The Underlying Funds that invest in fixed income securities (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund’s share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or non-U.S. governments. Even certain U.S. Government securities are subject to credit risk. Some Underlying Funds may invest 25% or more of their assets in obligations issued by U.S. banks. Such Underlying Funds will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

Currency Risk

Many Underlying Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies. To the extent that they do so, these Funds are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, an Underlying Fund’s investments in foreign currency denominated securities may reduce the returns of such Underlying Fund.

Derivatives Risk

Many of the Underlying Funds may, but are not required to, use a number of derivative instruments. The Underlying Funds may use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Underlying Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund’s portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

A description of the various derivative instruments in which the Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund prospectuses and in the Statement of Additional Information. An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an

Prospectus	7

understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leveraging risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments. Leveraging risk may be especially applicable to Underlying Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located outside the U.S.) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of an Underlying Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of an Underlying Fund. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund’s use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Emerging Markets Risk

Certain Underlying Funds that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Certain Underlying Funds may invest in the securities of issuers tied economically to countries outside the U.S. with developing or “emerging market” economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries outside the U.S. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Underlying Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

8	Allianz Funds

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among others, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

An Underlying Fund may invest in equity securities of companies that its portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that its portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If an Underlying Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

European Concentration Risk

When an Underlying Fund holds or obtains exposure to European securities or indices of securities, it may be affected significantly by economic, regulatory or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Far East (excluding Japan) Concentration Risk

An Underlying Fund that holds or obtains exposure to Far Eastern (excluding Japanese) securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Far Eastern issuers. The economies and financial markets of some Far Eastern countries have been erratic in recent years, and several countries’ currencies have fluctuated in value relative to the U.S. dollar. The trading volume on some Far Eastern stock exchanges is much lower than in the United States, making the securities of issuers traded thereon less liquid and more volatile than similar U.S. securities. Politically, several Far Eastern countries are still developing and could de-stabilize. In addition, it is possible that governments in the region could take action adverse to Far Eastern issuers, such as nationalizing industries or restricting the flow of money in and out of their countries.

Fixed Income Risk

All of the Underlying Funds that invest in fixed income securities, and particularly the Underlying Bond Funds, are subject to interest rate risk. Changes in the market values of fixed income securities are largely a function of changes in the current level of interest rates. The value of an Underlying Fund’s investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

“Duration” is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, Underlying Bond Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Prospectus	9

Many Underlying Funds, including most of the Underlying Bond Funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Underlying Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Underlying Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Underlying Fund’s net asset value. Similarly, certain Underlying Bond Funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Underlying Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Underlying Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, an Underlying Fund that focuses its investments in a certain type of issuer (i.e., biotechnology, healthcare, and/or technology issuers) is particularly vulnerable to events affecting such type of issuer. Also, certain Underlying Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”) such as the “technology” or “financial and business services” sectors. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Although the Fund normally invests in a number of different Underlying Funds, to the extent that the Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates. See “Underlying Funds Risks” below.

High Yield Risk

High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are fixed income securities rated lower than Baa by Moody’s or BBB by S&P, or unrated securities determined to be of comparable quality. Underlying Bond Funds which invest in high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Bond Fund’s ability to sell them (liquidity risk). If an issuer of a security is in default with respect to interest or principal payments, an Underlying Bond Fund may lose its entire investment.

Index Risk

Because certain of the Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such an Underlying Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Underlying Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by an Underlying Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

10	Allianz Funds

IPO Risk

Certain Underlying Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time an Underlying Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to an Underlying Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when Underlying Funds are unable to invest significantly or at all in IPOs may be lower than during period when the Underlying Funds are able to do so. In addition, as the Fund or an Underlying Fund increases in size, the impact of IPOs on the Fund’s and the Underlying Fund’s performance will generally decrease.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Japanese Concentration Risk

An Underlying Fund that holds or obtains exposure to Japanese securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Japanese issuers. The Japanese economy, after achieving high growth in the 1980s, faltered dramatically in the 1990s. While Japan’s recent economic performance has shown improvements with positive GDP growth, the Japanese government continues to deal with high tax and unemployment rates, unstable banking and financial service sectors, and low consumer spending. Should any or all of these problems persist or worsen, an Underlying Fund invested in such securities could be adversely affected. A small number of industries, including the electronic machinery industry, comprise a large portion of the Japanese market, and therefore weakness in any of these industries could have profound negative impact on the entire market. In addition, Japan has few natural resources; its economy is heavily dependent on foreign trade and so it is vulnerable to trade sanctions or other protectionist measures taken by its trading partners.

Leveraging Risk

Leverage, including borrowing, will cause the value of an Underlying Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities. The Underlying Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Underlying Fund, for any reason, is unable to close out the transaction. In addition, to the extent an Underlying Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Underlying Fund’s investment income, resulting in greater losses.

Liquidity Risk

Many of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Fund from selling out of these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser, Pacific Investment Management Company LLC (“Pacific Investment Management Company”) and the sub-advisers and individual portfolio managers of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Underlying Funds, but there can be no guarantee that they will produce the desired results.

Market Risk

The market price of securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or

Prospectus	11

adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock Funds are particularly sensitive to these market risks.

Mortgage-Related and other Asset-Backed Risk

Most of the Underlying Bond Funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Underlying Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Non-U.S. Investment Risk

Many Underlying Funds invest in securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). These Funds may experience more rapid and extreme changes in value than Underlying Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. Underlying Funds that invest primarily in non-U.S. securities will be explicitly subject to these risks.

The securities markets of many countries outside the U.S. are relatively small, with a limited number of companies representing a small number of industries. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries outside the U.S. differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect an Underlying Fund’s investments in a country outside the U.S. In the event of nationalization, expropriation or other confiscation, an Underlying Fund could lose its entire investment in non-U.S. securities. To the extent that an Underlying Fund invests a significant portion of its assets in a narrowly defined geographic area such as Eastern Europe, South Africa or Asia, the Underlying Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with non-U.S. investments. Adverse conditions in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to an Underlying Fund’s investment in non-U.S. securities.

Certain Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Real Estate Risk

An Underlying Fund that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust (“REIT”) is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

REIT Risk

An Underlying Fund that invests in REITs is subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of

12	Allianz Funds

adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. An Underlying Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through an Underlying Fund, the Fund will bear not only its proportionate share of the expenses of the Underlying Fund, but also, indirectly, similar expenses of the REITs.

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Underlying Funds that invest in companies with medium-sized market capitalizations may also have significant exposure to these risks. Smaller company risk also applies to fixed income securities issued by smaller companies and may affect certain investments of the Underlying Bond Funds.

Tax Risk

The PIMCO CommodityRealReturn Strategy Fund®, an Underlying Bond Fund in which the Fund may invest, gains exposure to the commodities markets through investments in commodity index-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. In order for the PIMCO CommodityRealReturn Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, the PIMCO CommodityRealReturn Strategy Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The status of the income produced by swap contracts and certain other commodity-linked derivative instruments as qualifying income has been addressed in Revenue Rule 2006-01 issued on December 16, 2005. Subsequently, the Internal Revenue Service (the “IRS”) has issued Revenue Ruling 2006-31 and private letter rulings to at least two other funds in which the IRS concluded that income from certain commodity index-linked notes is qualifying income. The Underlying Fund also has obtained an opinion of counsel with respect to the treatment of income from commodity index-linked notes as qualifying income under the Code. Such an opinion is not binding upon the IRS. Based on Revenue Rule 2006-31, IRS guidance and advice of counsel, the PIMCO CommodityRealReturn Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes. PIMCO believes it can continue to successfully operate the PIMCO CommodityRealReturn Strategy Fund in a manner consistent with the PIMCO CommodityRealReturn Strategy Fund’s current investment objective by investing in these commodity index-linked notes. The use of commodity index-linked notes involves specific risks. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the PIMCO CommodityRealReturn Strategy Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the PIMCO CommodityRealReturn Strategy Fund may receive more or less principal than it originally invested. The PIMCO CommodityRealReturn Strategy Fund might receive interest payments on the note that are more or less than the stated coupon interest payments. The PIMCO CommodityRealReturn Strategy Fund will continue to seek ways to make use of other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, and alternative structures within the PIMCO CommodityRealReturn Strategy Fund to gain exposure to commodity markets.

Underlying Fund Risks

Because the Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. In the past, the Fund has invested more than 25% of its assets in the PIMCO Total Return Fund. For information about the Fund’s allocation among the Underlying Funds, please see “Underlying Funds—Portfolio Holdings.” To the extent that the Fund invests a significant

Prospectus	13

portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses.

Variable Distribution Risk

Because a significant portion of securities held by certain Underlying Bond Funds may have variable or floating interest rates, the amounts of the Underlying Bond Funds’ periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the Underlying Stock Funds, it is expected that the Underlying Stock Funds, to the extent they make distributions, will make them in varying amounts.

A Note on PIMCO StocksPLUS Fund

The Fund may invest in PIMCO StocksPLUS® Fund. While the investment objective of that Fund is to achieve a total return which exceeds the total return performance of the S&P 500 Index, it does so by investing substantially all of its assets in S&P 500 derivative instruments, backed by a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include derivatives risk and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both

S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.

Investment Objectives and Principal Investment Strategies

The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%–70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%–50%) among Underlying Bond Funds. The Fixed Income portion may include a money market component through investments in PIMCO Money Market Fund. There can be no assurance that the investment objective of the Fund will be achieved. Because the market value of the Fund’s investments will change, the net asset value per share of the Fund will also vary.

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds and is managed by the Adviser and/or its affiliates.

The Adviser serves as the investment adviser to the Fund. The Adviser has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investments among the Underlying Funds. RCM selects the Underlying Funds in which the Fund may invest. RCM determines how the Fund allocates and reallocates its assets among the Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. Please see “Asset Allocation Strategies” in the Fund Summary above for a description of the allocation strategies and techniques used by RCM.

The Fund invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that the Fund will invest in only some of the Underlying Funds at any particular time. The Fund’s investment in a particular Underlying Fund may exceed 25% of the Fund’s total assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. In addition, to the extent that the Fund invests a significant portion of its assets in Underlying Funds that focus their investments on a particular industry or geographic area, then the Fund will similarly have increased exposure to such industry or geographic area. The particular Underlying Funds in which the Fund may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of the Fund’s assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Fund’s shareholders. The Fund is also subject to certain investment restrictions that are described under “Investment Restrictions” in the Statement of Additional Information. In addition, not all Underlying Funds may be available for investment at all times.

Equity Portion of the Fund

The equity portion of the Fund will be allocated among a number of Underlying Stock Funds which represent a broad range of equity-based asset classes and sub-classes and a variety of investment objectives and strategies. By

14	Allianz Funds

allocating assets among these Funds, the equity portion of the Fund can be diversified in multiple ways, including the following:

By Investment Style/Category

•	Growth
•	Blend
•	Income & Equity
•	Value
•	Sector-Related

By Region

•	Global
•	International

By Size

•	Large-Cap
•	Mid-Cap
•	Small-Cap

For a description of the Underlying Stock Funds and their investment objectives and strategies, please see “Underlying Funds.”

Fixed Income Portion of the Fund

The fixed income portion of the Fund will be allocated among a number of Underlying Bond Funds which represent a broad range of fixed income-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the fixed income portion of the Fund can be diversified in multiple ways, including the following:

By Sector/Investment Specialty

•	Governments
•	Mortgages
•	Corporate
•	Inflation-Indexed

By Region

•	U.S. Fixed Income
•	Developed Non-U.S. Fixed Income
•	Emerging Markets Fixed Income

By Credit Quality

•	Investment Grade/Money Market
•	Medium Grade
•	High Yield

By Duration

•	Long-Term
•	Intermediate-Term
•	Short-Term

For a description of the Underlying Bond Funds and their investment objectives and strategies, please see “Underlying Funds.”

Temporary Defensive Strategies

In response to unfavorable market and other conditions, the Fund may invest up to 100% of its assets in PIMCO Money Market Fund (and may deviate from its asset allocation range) for temporary defensive purposes. The Fund may also borrow money for temporary or emergency purposes. These temporary strategies would be inconsistent with the Fund’s investment objective and principal investment strategies and may adversely affect the Fund’s ability to achieve its investment objective. Many of the Underlying Funds may also engage in temporary defensive strategies.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” Because RCM does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the

Prospectus	15

Fund are expected to be modest in comparison to most mutual funds. However, the Fund indirectly bears the expenses associated with portfolio turnover of the Underlying Funds, a number of which have higher portfolio turnover rates. Higher portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and the return to shareholders.

Changes in Investment Objectives and Policies

The investment objective, equity/fixed income allocation targets and ranges, and, unless otherwise noted, other investment policies of the Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. In addition, each Underlying Fund may be subject to restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. If there is a change in the Fund’s investment objective, allocation target or range, or other investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

Underlying Funds

The Fund invests all of its assets in Underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory Arrangements for the Underlying Funds

The Adviser, a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”), serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company, is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC and Oppenheimer Capital LLC. Each sub-advisory firm (except Cadence Capital Management LLC) is an affiliate of the Adviser and Pacific Investment Management Company. Cadence Capital Management LLC was formerly an affiliate of the Adviser. Pacific Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the Underlying Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by telephoning the Trust at 1-800-498-5413.

Underlying Stock Funds

The following provides a concise description of the investment objective, main investments and other information about each Underlying Stock Fund. For more information about these Funds, please see the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Stock Fund prospectuses. These summaries are qualified in their entirety by reference to the prospectuses and Statement of Additional Information for Allianz Funds, which are available free of charge by telephoning the Trust at 1-800-498-5413.

	Allianz/PIMCO Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
Growth Stock Funds	CCM Capital Appreciation	Growth of capital	Larger capitalization common stocks	75–95	$1 billion or more
	CCM Emerging Companies	Long-term growth of capital	Smaller capitalization common stocks	75–120	At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index
	CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index	35–45	$100 million or more

16	Allianz Funds

	Allianz/PIMCO Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
	CCM Mid-Cap	Growth of capital	Medium capitalization common stocks	75–95	Same as the Russell Midcap Index
	NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Upper 90% of the Russell 1000 Growth Index
	NACM Mid-Cap Growth	Maximum long-term capital appreciation	Medium capitalization common stocks	80–100	Same as the Russell Midcap Growth Index
	OCC Growth	Long-term growth of capital; income is an incidental consideration	Larger capitalization common stocks	40–60	$5 billion or more
	OCC Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	70–110	Less than $2 billion
	OCC Target	Capital appreciation; no consideration is given to income	Medium capitalization common stocks	Up to 100	Between $1 billion and $10 billion
	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	$3 billion or more
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Midcap Growth Index
	RCM Small-Cap Growth	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Companies with market capitalizations at or below the highest market capitalization represented in either or both of the Russell 2000 Index and the S&P SmallCap 600 Index
	RCM Strategic Growth	Capital appreciation	Equity and equity-related securities and derivatives	40–150	$500 million or more
Blend Stock Funds	OCC Core Equity	Long-term capital appreciation	Common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace	40–55	Greater than $5 billion
Income & Equity Funds	NACM Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	100-300	All capitalizations
	OCC Equity Premium Strategy	Long-term growth of capital and current income	Large capitalization common stocks; written call options	40–80	Greater than $5 billion
Value Stock Funds	NFJ All-Cap Value (formerly NACM Flex-Cap Value)	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	35–50	All capitalizations
	NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	40–60	Greater than $2 billion
	NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	40–60	Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index

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	Allianz/PIMCO Fund	Investment Objective	Fund Focus	Approximate Number of Holdings	Approximate Primary Capitalization Range
	NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	35–50	Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets
	NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	100–150	Between $100 million and $3.5 billion
	OCC Renaissance	Long-term growth of capital and income	Undervalued stocks with improving business fundamentals	50–100	All capitalizations
	OCC Small-Cap Value	Long-term growth of capital	Equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace	60-90	Less than $3 billion
	OCC Value	Long-term growth of capital and income	Undervalued larger capitalization stocks with improving business fundamentals	35–60	Greater than $5 billion
International Stock Funds	NACM Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	125–150	All capitalizations
	NACM International	Maximum long-term capital appreciation	Companies located in the developed countries represented in the MSCI EAFE Index.	100–150	All capitalizations
	NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	75–125	All capitalizations
	NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	40–60	Greater than $1 billion
	OCC International Equity	Long-term capital appreciation	Common stocks of non-U.S. and international issuers which the portfolio manager believes are undervalued in the market place	35–65	All capitalizations, but primarily greater than $5 billion
	RCM International Growth Equity	Long-term capital appreciation	Equity securities of companies worldwide	50–115	In excess of $1 billion
Sector-Related Stock Funds	RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
	RCM Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	30–120	Greater than $500 million
Global Stock Funds	NACM Global	Maximum long-term capital appreciation	Equity securities of U.S. and non-U.S. companies	75–125	All capitalizations
	RCM Global Small-Cap	Long-term capital appreciation	Smaller capitalization equity securities	75–150	Same as the MSCI World Small-Cap Index

Underlying Bond Funds

The investment objective of each Underlying Bond Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the Underlying Bond Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

18	Allianz Funds

The following provides a concise description of the main investments of and other information relating to each Underlying Bond Fund. For more information about these Funds, please see the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Bond Fund prospectuses for PIMCO Funds. These summaries are qualified in their entirety by reference to the prospectuses and Statement of Additional Information for PIMCO Funds, which is available free of charge by telephoning the Trust at 1-800-498-5413.

	PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non- U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds	PIMCO Money Market	Money market instruments	#90 days dollar- weighted average maturity	Min 95% Prime 1; #5% Prime 2	0%
	PIMCO Short-Term	Money market instruments and short maturity Fixed Income Instruments	#1 year	B to Aaa; max 10% below Baa	0–10%
	PIMCO Low Duration	Short maturity Fixed Income Instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%
	PIMCO Floating Income	Variable and floating-rate securities and their economic equivalents	#1 year	Caa to Aaa; max 10% below B	No Limitation
	PIMCO Low Duration II	Short maturity Fixed Income Instruments	1–3 years	A to Aaa	0%
	PIMCO Low Duration III	Short maturity Fixed Income Instruments	1–3 years	B to Aaa; max 10% below Baa	0–30%
Intermediate Duration Bond Funds	PIMCO High Yield	Higher yielding fixed income securities	2–6 years	Caa to Aaa; min 80% below Baa subject to Max. 5% Caa	0–20%
	PIMCO Moderate Duration	Short and intermediate maturity Fixed Income Instruments	+/- 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO Total Return	Intermediate maturity Fixed Income Instruments	+/- 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO Total Return II	Intermediate maturity Fixed Income Instruments	+/- 2 years of its benchmark	Baa to Aaa	0%
	PIMCO Total Return III	Intermediate maturity Fixed Income Instruments	+/- 2 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%
	PIMCO Mortgage-Backed Securities(5)	Short and intermediate maturity mortgage-related Fixed Income Instruments	1–7 years	Baa to Aaa; max 10% below Aaa	0%
	PIMCO Investment Grade Corporate Bond	Corporate fixed income securities	3–7 years	B to Aaa; max 10% below Baa	0–30%
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market Fixed Income Instruments	3–8 years	Max 10% below B	No Limitation

Prospectus	19

	PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non- U.S. Dollar Denominated Securities(2)
Long Duration Bond Funds	PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	$8 years	A to Aaa	0%
	PIMCO Long Duration Total Return	Long-term maturity Fixed Income Instruments	+/- 2 years of its benchmark	B to Aaa max 10% below Baa	0–30%
	PIMCO Extended Duration	Long-term maturity Fixed Income Instruments	+/- 3 years of its benchmark	B to Aaa max 10% below Baa	0–30%
International Bond Funds	PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity Fixed Income Instruments	+/- 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. Fixed Income Instruments	+/- 2 years of its benchmark	B to Aaa; max 10% below Baa	$80%(3)
	PIMCO Emerging Markets Bond	Emerging market Fixed Income Instruments	#8 yrs	Max 15% below B	$80%(3)
	PIMCO Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity Fixed Income Instruments	+/- 2 years of its benchmark	B to Aaa; max 10% below Baa	25–75%(3)
	PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. Fixed Income Instruments	+/- 2 years of its benchmark	B to Aaa; max 10% below Baa	$80%(3)
	PIMCO Developing Local Markets	Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries	#8 years	Max 15% below B	$80%(3)
Real Return Bond Funds	PIMCO Real Return	Inflation-indexed fixed income securities	+/- 3 years of its benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO Commodity- RealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other Fixed Income Instruments	#10 years	B to Aaa; max 10% below Baa	0–30%
	PIMCO Real Return Asset	Inflation-indexed fixed income securities	+/- 4 years of its benchmark	B to Aaa; max 20% below Baa	0–30%
	PIMCO RealEstate-RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other Fixed Income Instruments	#10 years	B to Aaa; max 10% below Baa	0–30%
Tax-Exempt Bond Funds	PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	#3 years	Baa to Aaa	0%
	PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%
Convertible Funds	PIMCO Convertible	Convertible securities	N/A	Max 20% below B	0–30%
Domestic Equity-Related Funds	PIMCO Fundamental IndexPLUSTM	Enhanced RAFI 1000 Index derivatives backed by a portfolio of short-term Fixed Income Instruments	#1 year	B to Aaa; max 10% below Baa	0–30%
	PIMCO Fundamental IndexPLUSTM TR	Enhanced RAFI 1000 Index derivatives backed by a portfolio of Fixed Income Instruments	1 year– 2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%

20	Allianz Funds

	PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non- U.S. Dollar Denominated Securities(2)
	PIMCO StocksPLUS® Total Return	S&P 500 stock index derivatives backed by a portfolio of Fixed Income Instruments	1 year– 2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments	1 year– 2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of Fixed Income Instruments	1 year– 2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%
	PIMCO StocksPLUS® Municipal-Backed	S&P 500 stock index derivatives backed by a portfolio of investment grade debt securities exempt from federal income tax	1–10 years	Baa to Aaa; max 10% Baa	0%
	PIMCO StocksPLUS®	S&P 500 stock index derivatives backed by a portfolio of short-term Fixed Income Instruments	#1 year	B to Aaa; max 10% below Baa	0–30%
International Equity-Related Funds	PIMCO European StocksPLUS® TR Strategy	European equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	1 year– 2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%(4)
	PIMCO Far East (ex-Japan) StocksPLUS® TR Strategy	Far Eastern (excluding Japan) equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	1 year– 2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%(4)
	PIMCO International StocksPLUS® TR Strategy (U.S. Dollar – Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	1 year– 2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%(4)
	PIMCO Japanese StocksPLUS® TR Strategy	Japanese equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	1 year– 2 years beyond benchmark	B to Aaa; max 10% below Baa	0–30%(4)

(1)

As rated by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.

(2)

Each Underlying Bond Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO StocksPLUS® Municipal-Backed Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.
(5)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.

Each Underlying Bond Fund invests at least 65% (80% for some Underlying Bond Funds) of its assets in the following types of securities, which, unless provided above, may be issued by U.S. or non-U.S. entities and denominated in U.S. dollars or other currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Other Investment Practices of the Underlying Funds

In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward

Prospectus	21

commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it invests all of its assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see “Investment Objectives and Policies” in the Statement of Additional Information, the Underlying Fund Summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by telephoning the Trust at 1-800-498-5413.

Additional Underlying Funds

In addition to the Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of RCM and without shareholder approval.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post the Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain the Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Other Risk Information

Potential Conflicts of Interest

RCM Capital Management LLC (“RCM” or the “Sub-Adviser”) has broad discretion to allocate and reallocate the Fund’s assets among the Underlying Funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described below), and both the Adviser and the Sub-Adviser indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, RCM may have an incentive to invest the Fund’s assets in Underlying Funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds of the Trust.

Management of the Fund

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly owned indirect subsidiary of Allianz and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Adviser and its investment management affiliates had approximately $781.3 billion in assets under management. The Adviser may retain affiliates to provide various administrative and other services required by the Fund.

Sub-Adviser

RCM selects the Underlying Funds in which the Fund may invest and allocates the Fund’s assets among the Underlying Funds. RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz SE and an affiliate of Allianz. RCM was originally

22	Allianz Funds

formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2007, RCM had approximately $20.4 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC. RCM provides advisory services to mutual funds and institutional accounts.

Ara Jelalian is the individual at RCM primarily responsible for selecting and allocating the Fund’s assets among the Underlying Funds. The following provides information about Mr. Jelalian. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of the securities of the Fund.

Portfolio Manager	Since	Recent Professional Experience

Ara J. Jelalian, CFA	2002

Portfolio Manager at Allianz Global Fund Management. Also, Director and Senior Portfolio Manager of International Equity/Global Asset Allocation at RCM. Prior to joining RCM in 1998, Mr. Jelalian spent seven years with Capital Resources (formerly SEI Capital Resources), where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, Mr. Jelalian spent seven years as an International Economist with First Chicago Corporation, where he analyzed and forecasted macroeconomic and financial trends in the major industrialized countries and consulted the bank’s clients and money management group (now UBS Brinson) on international markets. Mr. Jelalian received both his BA with special honors in economics (with a Nobel prize winning economist as a thesis advisor) and his MBA from the University of Chicago. He is also a CFA charter holder.

Advisory Fees

The Fund does not pay any fees to the Adviser under the Trust’s investment advisory agreement in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below. The Adviser (and not the Fund) pays RCM a monthly fee, stated as a percentage of the average daily net assets of the Fund, at an annual rate of 0.15% for the first $100 million of net assets, 0.10% for the next $150 million of net assets, 0.05% for the next $750 million of net assets and 0.025% on net assets in excess of $1 billion.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and the Fund and the portfolio management agreement between Allianz Global Fund Management and RCM with respect to the Fund is available in the Fund’s semi-annual report to shareholders for the six-month period ended December 31, 2006.

Administrative Fees

Institutional Class shareholders of the Fund pay an administrative fee to the Administrator, computed as a percentage of the Fund’s net assets attributable in the aggregate to Institutional Class shares. The Administrator, in turn, provides or procures administrative services for Institutional Class shareholders and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Administrator exceeds the related costs. This may not be the case for relatively small funds, but the excess of the fee over costs generally increases as funds grow in asset size. The Fund does bear other expenses which are not covered by the administrative fee and which may vary and affect the total level of expenses paid by Institutional Class shareholders, such as taxes and governmental fees, brokerage fees, commissions (if any) and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees.

The Fund pays monthly administrative fees to the Administrator at an annual rate of 0.15% based on the average daily net assets attributable in the aggregate to the Fund’s Institutional Class shares. In order to reduce expenses, the Administrator has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class shares of the Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to the Administrator at the annual rate of 0.10%, calculated in the manner specified above. The Fund also indirectly pays its proportionate share of the administrative fees charged by the Administrator and Pacific Investment Management Company to the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining

Prospectus	23

systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Underlying Fund Expenses

The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level.

The Fund is structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Fund does not pay any fees for asset allocation or advisory services under the Trust’s investment advisory agreement.

•	The Fund invests in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year, unless otherwise indicated). Because the Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund’s assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in the Fund Summary above.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses(1)	Total Fund Operating Expenses
CCM Capital Appreciation	0.45%	0.22%	0.01%	0.68%
CCM Emerging Companies	1.25%	0.25%	0.01%	1.51%
CCM Focused Growth	0.45%	0.25%	0.01%	0.71%
CCM Mid-Cap	0.45%	0.23%	0.01%	0.69%
NACM Emerging Markets Opportunities	0.90%	0.40%	0.31%	1.61%(3)
NACM Global	0.70%	0.35%	0.01%	1.06%
NACM Growth	0.50%	0.25%	0.03%	0.78%
NACM Income & Growth	0.65%	0.25%	0.01%(2)	0.91%(3)
NACM International	0.60%	0.45%	0.04%	1.09%
NACM Mid-Cap Growth	0.65%	0.25%	0.00%(2)	0.90%(3)
NACM Pacific Rim	0.90%	0.45%	0.01%	1.36%
NFJ All-Cap Value	0.65%	0.25%	0.02%	0.92%
NFJ Dividend Value	0.45%	0.21%	0.01%	0.67%
NFJ International Value	0.60%	0.45%	0.01%	1.06%
NFJ Large-Cap Value	0.45%	0.25%	0.02%	0.72%
NFJ Mid-Cap Value	0.60%	0.25%	0.01%	0.86%(3)
NFJ Small-Cap Value	0.59%(5)	0.22%	0.01%	0.82%
OCC Core Equity	0.45%	0.25%	0.02%	0.72%
OCC Equity Premium Strategy	0.60%	0.25%	0.03%	0.88%
OCC Growth	0.50%	0.25%	0.01%	0.76%
OCC International Equity	0.60%	0.45%	0.02%	1.07%(3)
OCC Opportunity	0.65%	0.25%	0.02%	0.92%

24	Allianz Funds

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses(1)	Total Fund Operating Expenses
OCC Renaissance	0.60%(4)	0.24%	0.01%	0.85%
OCC Small-Cap Value	0.65%	0.25%	0.00%(2)	0.90%(3)
OCC Target	0.55%	0.24%	0.02%	0.81%
OCC Value	0.45%	0.24%	0.01%	0.70%
RCM Global Resources	0.70%	0.35%	0.02%	1.07%
RCM Global Small-Cap	1.00%	0.35%	0.01%	1.36%
RCM International Growth Equity	0.50%	0.45%	0.02%	0.97%
RCM Large-Cap Growth	0.45%	0.25%	0.01%	0.71%
RCM Mid-Cap	0.47%	0.25%	0.05%	0.77%
RCM Small-Cap Growth	0.85%	0.25%	0.02%	1.12%
RCM Strategic Growth	1.00%	0.25%	0.04%	1.29%
RCM Technology	0.90%	0.30%	0.06%	1.26%
PIMCO CommodityRealReturn Strategy	0.49%	0.25%	0.01%	0.75%(6)
PIMCO Convertible	0.40%	0.25%	0.09%	0.74%
PIMCO Developing Local Markets	0.45%	0.40%	0.00%	0.85%
PIMCO Diversified Income	0.45%	0.30%	0.00%	0.75%
PIMCO Emerging Markets Bond	0.45%	0.40%	0.00%	0.85%
PIMCO European StocksPLUS® TR Strategy	0.45%	0.30%	0.06%	0.81%
PIMCO Extended Duration	0.25%	0.25%	0.07%	0.57%
PIMCO Far East (ex-Japan) StocksPLUS® TR Strategy	0.45%	0.30%	0.01%	0.76%
PIMCO Floating Income	0.30%	0.25%	0.00%	0.55%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.25%	0.25%	0.00%	0.50%
PIMCO Foreign Bond (Unhedged)	0.25%	0.25%	0.00%	0.50%
PIMCO Fundamental IndexPLUS™	0.45%	0.25%	0.00%	0.70%
PIMCO Fundamental IndexPLUS™ TR	0.54%	0.25%	0.00%	0.79%
PIMCO Global Bond (U.S. Dollar-Hedged)	0.25%	0.30%	0.00%	0.55%
PIMCO Global Bond (Unhedged)	0.25%	0.30%	0.00%	0.55%
PIMCO GNMA	0.25%	0.25%	0.56%	1.06%
PIMCO High Yield	0.25%	0.25%	0.00%	0.50%
PIMCO Int'l StocksPLUS® TR Strategy (U.S. Dollar Hedged)	0.45%	0.30%	0.02%	0.77%
PIMCO Investment Grade Corporate Bond	0.25%	0.25%	0.00%	0.50%
PIMCO Japanese StocksPLUS® TR Strategy	0.45%	0.30%	0.18%	0.93%
PIMCO Long Duration Total Return	0.25%	0.25%	0.00%	0.50%
PIMCO Long Term U.S. Government	0.23%	0.25%	0.00%	0.48%
PIMCO Low Duration	0.25%	0.18%	0.00%	0.43%
PIMCO Low Duration II	0.25%	0.25%	0.00%	0.50%
PIMCO Low Duration III	0.25%	0.25%	0.00%	0.50%
PIMCO Moderate Duration	0.25%	0.20%	0.00%	0.45%
PIMCO Money Market	0.12%	0.20%	0.00%	0.32%
PIMCO Mortgage-Backed Securities(8)	0.25%	0.25%	0.00%	0.50%
PIMCO Municipal Bond	0.23%	0.24%	0.06%	0.53%
PIMCO Real Return Asset	0.35%	0.25%	0.00%	0.60%
PIMCO Real Return	0.25%	0.20%	0.00%	0.45%
PIMCO RealEstate-RealReturn Strategy	0.49%	0.25%	0.00%	0.74%
PIMCO Short Duration Municipal Income	0.20%	0.15%	0.05%	0.40%
PIMCO Short-Term	0.25%	0.20%	0.00%	0.45%
PIMCO Small Cap StocksPLUS® TR	0.44%	0.25%	0.00%	0.69%
PIMCO StocksPLUS®	0.25%	0.25%	0.00%	0.50%
PIMCO StocksPLUS® Long Duration	0.35%	0.24%	0.01%	0.60%(7)
PIMCO StocksPLUS® Municipal-Backed	0.34%	0.25%	0.00%	0.59%
PIMCO StocksPLUS® Total Return	0.39%	0.25%	0.00%	0.64%
PIMCO StocksPLUS® TR Short Strategy	0.44%	0.25%	0.00%	0.69%

Prospectus	25

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses(1)	Total Fund Operating Expenses
PIMCO Total Return	0.25%	0.18%	0.00%	0.43%
PIMCO Total Return II	0.25%	0.25%	0.00%	0.50%
PIMCO Total Return III	0.25%	0.25%	0.00%	0.50%

(1)

Other Expenses includes expenses (e.g., organizational expenses, interest expenses and pro rata trustee fees) attributable to the Institutional Class shares of the Underlying Funds. For certain Underlying Funds in their initial fiscal year, Other Expenses are based on estimated amounts.

(2)	Based upon estimated amounts for the Underlying Fund's initial fiscal year ending June 30, 2008.

(3)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were or would be incurred during the Underlying Fund's initial fiscal year.

(4)

Effective January 1, 2007, the Underlying Fund's advisory fee was reduced by 0.05% to 0.55%. In addition, effective October 1, 2007, the Underlying Fund's advisory fee was further reduced by 0.05% to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.

(5)

Effective January 1, 2007, the Underlying Fund's advisory fee became subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Underlying Fund's average daily net assets.

(6)

The CommodityRealReturn Strategy Fund's subsidiary (the "Subsidiary") has entered into a separate contract with PIMCO for the Management of the subsidiary's portfolio pursuant to which the Subsidiary pays PIMCO a management fee and the administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the administration fee it receives from the Underlying Fund in an amount equal to the advisory fee and administration fee, respectively, paid to PIMCO by the Subsidiary (as described above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(7)

PIMCO has contractually agreed, for the Underlying Fund’s current fiscal year (3/31), to waive its administrative fee, or reimburse the Underlying Fund, to the extent that, due to organizational expenses and pro rata Trustees’ fees, the total fund operating expenses (excluding expenses borne by the Underlying Fund not covered by the administrative fee as described under “Management of the Fund—Administrative Fees” (other than organizational expenses and pro rata Trustees’ fees), if any) exceed 0.5949% of the Underlying Fund’s average net assets attributable to Institutional Class shares. Under the Expense Limitation Agreement, which renews annually for a full fiscal year unless terminated by PIMCO upon at least 30 days’ notice prior to fiscal year-end, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(8)	Effective July 31, 2007, the Underlying Fund’s name was changed from Total Return Mortgage Fund to Mortgage-Backed Securities Fund.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, the Fund, various Underlying Funds and other affiliated investment companies, the Fund’s and the Underlying Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by shareholders of the Fund and the Underlying Funds.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund and the Underlying Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Fund and the Underlying Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund and the Underlying Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Fund and the Underlying Funds or on the ability of AGIFM, AGID or the sub-advisers to perform their respective contracts with respect to the Fund and the Underlying Funds.

26	Allianz Funds

Investment Options—Institutional Class Shares

The Trust offers investors Institutional Class shares of the Fund in this Prospectus.

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 7 days of acquisition. See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

•

Arrangements with Service Agents.  Institutional Class shares of the Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

•

Payments to Financial Firms.  A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Fund. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases. Currently, the payments described in this paragraph are not made with respect to Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for

Prospectus	27

recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund uses financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Underlying Funds, the Adviser and the Underlying Funds’ sub-advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Fund—Administrative Fees” above.

Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase Institutional Class shares of the Fund at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase Institutional Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party.

•

Investment Minimum.  The minimum initial investment for Institutional Class shares is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

•

Timing of Purchase Orders and Share Price Calculations.  A purchase order received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), prior to the time as of which Fund shares are valued, ordinarily the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that valuation time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the valuation time and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•

Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-498-5413.

28	Allianz Funds

Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to the Transfer Agent, Allianz Funds, c/o BFDS, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•	Additional Investments. An investor may purchase additional Institutional Class shares of the Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•

Other Purchase Information.  Purchases of the Fund’s Institutional Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Fund for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Institutional Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•

Retirement Plans.  Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

•

Redemption Fees.  Investors in Institutional Class shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition including shares acquired through exchanges. The Redemption Fees discussed above are effective for shares

Prospectus	29

acquired (including shares acquired through exchange) on or after November 1, 2005. For shares acquired prior to November 1, 2005, different holding periods may apply.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7-day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described below under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Limitations on Identifying Transactions Subject to the Redemption Fee  The Fund may be limited in its ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Fund to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares held through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D, Class R, Administrative Class and Institutional Class shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Fund’s use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Fund, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Fund may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

Waivers of Redemption Fees.  The Fund has elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

30	Allianz Funds

•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;
•	redemptions or exchanges that are initiated by the sponsor of a wrap program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and
•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of the Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; and 5) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another Fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redeeming Shares

•

Redemptions by Mail.  An investor may redeem (sell) Institutional Class shares by submitting a written request to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•

Redemptions by Telephone or Other Wire Communication.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund

Prospectus	31

and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone, wire or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone, wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•

Other Redemption Information.  Subject to any applicable redemption fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, will receive that day’s NAV. A redemption request received on or after that time becomes effective on the next business day.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

32	Allianz Funds

The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder may incur transaction costs upon the disposition of the securities received in the distribution.

Redemption of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below, or in the applicable Funds’ or series, prospectus(es), an investor may exchange Institutional Class shares of the Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved (subject to any applicable redemption fees). An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. An investor may also exchange shares of the Fund for shares of the same class of a series of PIMCO Funds, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds at the same address and telephone number as the Trust.

Unless eligible for a waiver, shareholders who exchange shares of the Fund within 7 days after their acquisition will be subject to a Redemption Fee of up to 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above.

An investor may exchange shares only with respect to the Fund or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Fund and the Underlying Funds will not always be able to detect market timing activity, investors should not assume that the Fund or the Underlying Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund or the Underlying Funds. For example, it is more difficult for the Fund or the Underlying Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Underlying Funds’ investment strategies may make the Fund more susceptible to market timing activities. For example, since certain Underlying Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Underlying Funds’ non-U.S. portfolio securities and the determination of such Underlying Funds’ (and the Fund’s) net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Underlying Funds’ potential investment in securities of smaller capitalization companies, high-yield securities and securities of issuers located in emerging markets that are thinly traded and therefore may have actual values that differ from their market prices.

Prospectus	33

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” above for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Underlying Funds’ portfolio securities. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Fund to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross- referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

34	Allianz Funds

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-498-5413. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of the Fund’s Institutional Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of the Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Fund or an Underlying Stock Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating the NAV of an Underlying Fund’s shares (except shares of the PIMCO Money Market Fund and as otherwise noted below), the Underlying Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments may be determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. The PIMCO Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. Short-term investments by the Fund and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), an Underlying Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees of the Underlying Fund (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine an Underlying Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by an Underlying Fund.

The Underlying Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Underlying Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Underlying Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Underlying Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The use of fair value pricing by Underlying Funds may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Underlying Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Prospectus	35

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Underlying Funds’ shares, and NAV of the Fund’s shares, may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and NAV of the Underlying Funds’ shares, and NAV of the Fund’s shares, may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund. The calculation of the Underlying Funds’ and the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. The Fund intends to declare and distribute income dividends to shareholders of record quarterly. The amounts of the Fund’s income distributions to shareholders are expected to vary with market fluctuations and the rate or size of the Underlying Fund’s distribution.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Fund’s dividend and capital gain distributions with respect to Institutional Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

Tax Consequences

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

•

Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to shareholders as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable at ordinary income rates.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to the shareholders, up to the amount of each shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

36	Allianz Funds

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

The Fund’s use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See “Taxation—Distributions” in the Statement of Additional Information.

•

Taxes on Redemptions or Exchanges of Shares of the Fund.  Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders that are subject to such tax. When a shareholder exchanges shares of the Fund for shares of another series of the Trust, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

•

Redemption by the Fund of Underlying Fund Shares.  Depending on the Fund’s percentage ownership in an Underlying Fund before and after a redemption of Underlying Fund shares, the Fund’s redemption of shares of such Underlying Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying Fund. This would be the case where the Fund holds a significant interest in an Underlying Fund and redeems only a relatively small portion of such interest. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if shareholders had held the shares of the Underlying Funds directly. In addition, in certain circumstances, the “wash sale” rules may apply to the Fund’s sales of Underlying Fund shares that have generated losses.

•

A Note on Non-U.S. Investments.  An Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders will not be able to claim a credit or deduction with respect to foreign taxes. In addition, an Underlying Fund’s investment in non-U.S. securities or foreign currencies may increase or accelerate recognition of ordinary income and may affect the timing or amount of distributions.

•

Backup Withholding.  The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Fund; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of non-U.S., state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Prospectus	37

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Institutional Class shares of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Institutional Class
06/30/2007	$11.80	$0.33	$1.44	$1.77	$(0.88)	$(0.15)
06/30/2006	11.09	0.24	0.82	1.06	(0.22)	(0.13)
06/30/2005	10.61	0.32	0.45	0.77	(0.29)	—
06/30/2004	9.29	0.30	1.18	1.48	(0.16)	—
06/30/2003	9.26	0.26	0.05	0.31	(0.28)	—

(a)	Calculated on average shares outstanding during the period.

38	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(1.03)	$—	(d)	$12.54	15.49%	$13,155	0.17	%(c)	2.64%	17%
—	(0.35)	—	(d)	11.80	9.56	745	0.10	(c)	2.05	6
—	(0.29)	—		11.09	7.35	909	0.10	(b)(c)	2.93	25
—	(0.16)	—		10.61	16.70	1,987	0.10	(b)(c)	2.94	23
—	(0.28)	—		9.29	3.54	1,196	0.10	(b)(c)	2.85	13

(b)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(c)	Ratio of expenses to average net assets excluding Underlying Funds’ expenses.
(d)	Less than $0.01 per share.

Prospectus	39

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

RCM Capital Management LLC, 4 Embarcadero Center, San Francisco, CA 94111

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

Not part of the prospectus

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-498-5413 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Funds

1345 Avenue of the Americas

New York, NY 10105-4800

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-6161

Allianz Global Investors Distributors, LLC

1345 Avenue of the Americas

New York, NY 10105-4800

AZ705_19442